As filed with the U.S. Securities and Exchange Commission on January 26, 2018

  File No. 033-09504
  File No. 811-04878

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 122

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 124

SEI INSTITUTIONAL MANAGED TRUST

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices)

(610) 676-1000
(Registrant's Telephone Number)

Timothy D. Barto, Esq.
SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box)

   ☐  immediately upon filing pursuant to paragraph (b)

   ☒  on January 31, 2018 pursuant to paragraph (b)

   ☐  60 days after filing pursuant to paragraph (a)(1)

   ☐  on [date] pursuant to paragraph (a)(1)

   ☐  75 days after filing pursuant to paragraph (a)(2)

   ☐  on [date] pursuant to paragraph (a)(2) of rule 485.

  If appropriate check the following box:

  ☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

January 31, 2018

PROSPECTUS

SEI Institutional Managed Trust

Class F Shares

›  Large Cap Fund (SLGAX)

›  Large Cap Value Fund (TRMVX)

›  Large Cap Growth Fund (SELCX)

›  Large Cap Index Fund (SLGFX)

›  Tax-Managed Large Cap Fund (TMLCX)

›  S&P 500 Index Fund (SSPIX)

›  Small Cap Fund (SLLAX)

›  Small Cap Value Fund (SESVX)

›  Small Cap Growth Fund (SSCGX)

›  Tax-Managed Small/Mid Cap Fund (STMSX)

›  Mid-Cap Fund (SEMCX)

›  U.S. Managed Volatility Fund (SVOAX)

›  Global Managed Volatility Fund (SVTAX)

›  Tax-Managed Managed Volatility Fund (TMMAX)

›  Tax-Managed International Managed Volatility Fund (SMINX)

›  Real Estate Fund (SETAX)

›  Enhanced Income Fund (SEEAX)

›  Core Fixed Income Fund (TRLVX)

›  U.S. Fixed Income Fund (SUFAX)

›  High Yield Bond Fund (SHYAX)

›  Conservative Income Fund (COIAX)

›  Tax-Free Conservative Income Fund (TFCAX)

›  Real Return Fund (SRAAX)

›  Dynamic Asset Allocation Fund (SDYAX)

›  Multi-Strategy Alternative Fund (SMSAX)

›  Long/Short Alternative Fund (SNAAX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP FUND	1
LARGE CAP VALUE FUND	7
LARGE CAP GROWTH FUND	12
LARGE CAP INDEX FUND	17
TAX-MANAGED LARGE CAP FUND	21
S&P 500 INDEX FUND	26
SMALL CAP FUND	31
SMALL CAP VALUE FUND	36
SMALL CAP GROWTH FUND	41
TAX-MANAGED SMALL/MID CAP FUND	45
MID-CAP FUND	50
U.S. MANAGED VOLATILITY FUND	54
GLOBAL MANAGED VOLATILITY FUND	59
TAX-MANAGED MANAGED VOLATILITY FUND	64
TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND	69
REAL ESTATE FUND	74
ENHANCED INCOME FUND	78
CORE FIXED INCOME FUND	85
U.S. FIXED INCOME FUND	92
HIGH YIELD BOND FUND	99
CONSERVATIVE INCOME FUND	105
TAX-FREE CONSERVATIVE INCOME FUND	110
REAL RETURN FUND	115
DYNAMIC ASSET ALLOCATION FUND	120
MULTI-STRATEGY ALTERNATIVE FUND	130
LONG/SHORT ALTERNATIVE FUND	139
Purchase and Sale of Fund Shares	148
Tax Information	148
Payments to Broker-Dealers and Other Financial Intermediaries	148
MORE INFORMATION ABOUT INVESTMENTS	148
MORE INFORMATION ABOUT RISKS	149
Risk Information Common to the Funds	149
More Information About the Long/Short Alternative Fund's Risks	150
More Information About Principal Risks	151
GLOBAL ASSET ALLOCATION	170
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	171
INVESTMENT ADVISER	174
SUB-ADVISERS	178
Information About Fee Waivers	179
Sub-Advisers and Portfolio Managers	182
Related Account Performance	213
PURCHASING, EXCHANGING AND SELLING FUND SHARES	215
HOW TO PURCHASE FUND SHARES	215
Pricing of Fund Shares	216
Frequent Purchases and Redemptions of Fund Shares	219
Foreign Investors	220
Customer Identification and Verification and Anti-Money Laundering Program	220
HOW TO EXCHANGE YOUR FUND SHARES	221
HOW TO SELL YOUR FUND SHARES	221
Receiving Your Money	222
Methods Used to Meet Redemption Obligations	222
Low Balance Redemptions	222
Suspension of Your Right to Sell Your Shares	222
Large Redemptions	222
Telephone Transactions	222
Unclaimed Property	223
DISTRIBUTION OF FUND SHARES	223
SERVICE OF FUND SHARES	223
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	223
DIVIDENDS, DISTRIBUTIONS AND TAXES	224
Dividends and Distributions	224
Taxes	224
ADDITIONAL INFORMATION	227
FINANCIAL HIGHLIGHTS	228
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.39%
Distribution (12b-1) Fees	None
Other Expenses	0.56%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.96%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class F Shares	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

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Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

SEI / PROSPECTUS

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.91% (03/31/12) Worst Quarter: -15.19% (09/30/11)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Fund — Class F	1 Year	5 Years	Since Inception (9/30/2009)
Return Before Taxes	22.54%	14.29%	12.87%
Return After Taxes on Distributions	20.28%	11.89%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	14.18%	10.89%	10.12%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	14.33%

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2011 Since 2011 Since 2011 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2015 Since 2015	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2009 Since 2009 Since 2009 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

SEI / PROSPECTUS

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Snow Capital Management, L.P.	Richard Snow Joshua Schachter, CFA Anne Wickland, CFA Jessica Bemer, CFA Simon Rosenberg, CFA Joseph Famoso, CFA Joseph Artuso, CFA	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer, Principal Senior Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Senior Analyst Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

SEI / PROSPECTUS

LARGE CAP VALUE FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Class F Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Value Index (between $654 million and $489 billion as of December 31, 2017) at the time of

SEI / PROSPECTUS

purchase. The market capitalization range and the composition of the Russell 1000 Value Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

SEI / PROSPECTUS

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities and/or value stocks may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.82% (09/30/09) Worst Quarter: -20.73% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Value Fund — Class F	1 Year	5 Years	10 Years	Since Inception* (10/3/1994)
Return Before Taxes	17.39%	13.62%	6.50%	9.25%
Return After Taxes on Distributions	15.72%	11.93%	5.56%	7.93%
Return After Taxes on Distributions and Sale of Fund Shares	10.57%	10.55%	5.03%	7.51%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%	10.05%†

* The Fund's actual inception date is April 20, 1987. Between April 20, 1987 and October 3, 1994, the Fund was advised by a different investment adviser. Accordingly, performance shown in the chart above is from October 3, 1994.

† Index returns are shown from October 31, 1994.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2013 Since 2013	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1995 Since 1995 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Richard Snow Joshua Schachter, CFA Anne Wickland, CFA Jessica Bemer, CFA Simon Rosenberg, CFA Joseph Famoso, CFA Joseph Artuso, CFA	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer, Principal Senior Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Senior Analyst Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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LARGE CAP GROWTH FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund — Class F Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Growth Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Growth Index are subject to change. The Fund will invest primarily in common stocks,

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preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities and/or growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.34% (06/30/09) Worst Quarter: -24.18% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Growth Fund — Class F	1 Year	5 Years	10 Years	Since Inception (12/20/1994)
Return Before Taxes	28.39%	14.23%	7.83%	8.44%
Return After Taxes on Distributions	25.88%	12.23%	6.84%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	17.97%	11.02%	6.16%	7.08%
Russell 1000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%	9.65%†

† Index returns are shown from December 31, 1994.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal

Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.05%
Distribution (12b-1) Fees	None
Other Expenses^	0.63%
Total Annual Fund Operating Expenses	0.68%

^ Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Large Cap Index Fund — Class F Shares	$69	$218

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is new, no portfolio turnover information has been provided.

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Principal Investment Strategies

The Fund is managed using a passive investment approach designed to track, before fees and expenses, the performance of the Russell 1000® Index (the Index). Under normal circumstances, the Fund will invest substantially all of its assets (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities (mostly common stocks) of companies that are included in the Index. The Index measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1000 of the largest securities based on their market capitalization. As of December 31, 2017, the market capitalization of the companies included in the Index ranged from $654 million to $868 billion. The market capitalization range and the composition of the Index are subject to change.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Sub-Adviser's passive investment strategy seeks to track, before fees and expenses, the return of the index, and therefore differs from an "active" investment strategy where an investment manager buys and sells securities based on its own economic, market or financial analyses. The Sub-Adviser generally will attempt to invest in securities composing the Index in approximately the same proportions as they are represented in the Index (i.e., among other reasons, the Fund could experience high volumes of cash flows or a particular security could be difficult to obtain). In some cases, it may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those circumstances, the Sub-Adviser may purchase a sampling of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole and may also use futures contracts to obtain exposure to the equity markets or to a particular security.

The Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Fund's investment performance will depend on the Fund's tracking of the Index and the performance of the Index. The Fund's ability to replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Due to these differences, the Fund's performance generally will not be identical to that of the Index.

Principal Risks

Derivatives Risk — The Fund's use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Investment Style Risk — The risk that its investment approach, which attempts to replicate the performance of the Russell 1000® Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the index's components and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2017	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Managers	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Karl Schneider, CAIA Kathleen Morgan, CFA	Since 2017 Since 2017 Since 2017	Senior Managing Director and Head of Global
Equity Beta Solutions in the Americas
Managing Director and Deputy Head of Global
Equity Beta Solutions in the Americas
Vice President, Senior Portfolio Manager in the
Global Equity Beta Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses^	0.52%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.93%†

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Large Cap Fund — Class F Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of efficient tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to

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intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.35% (06/30/09) Worst Quarter: -23.05% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Large Cap Fund — Class F	1 Year	5 Years	10 Years	Since Inception (3/5/1998)
Return Before Taxes	21.17%	14.05%	7.20%	5.83%
Return After Taxes on Distributions	20.42%	13.71%	6.94%	5.60%
Return After Taxes on Distributions and Sale of Fund Shares	12.24%	11.19%	5.77%	4.80%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	8.59%	6.80%†

† Index returns are shown from March 31, 1998.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2015 Since 2015	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2001 Since 2001 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2001 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle Investment Center
Schafer Cullen Capital Management	James Cullen Jennifer Chang	Since 2017 Since 2017	Chief Executive Officer & Portfolio Manager Executive Director & Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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S&P 500 INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.54%
Fee Waivers and Expense Reimbursements	(0.25)%
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.29%^

^ Effective January 31, 2018, the Fund's adviser, the Fund's administrator and/or the Fund's distributor have contractually agreed to waive fees and reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.29%. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund — Class F Shares	$30	$93	$223	$601

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

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annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets (at least 80%) in securities listed in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which is composed of approximately 500 leading U.S. publicly traded companies from a broad range of industries (mostly common stocks). The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the S&P 500 Index before the fees and expenses of the Fund. The Fund generally gives the same weight to a given stock as the S&P 500 Index does.

In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in futures contracts, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund. The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of the Fund's adviser, SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate

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perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the S&P 500 Index, may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

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Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the benchmark and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.90% (06/30/09) Worst Quarter: -22.20% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

S&P 500 Index Fund — Class F*	1 Year	5 Years	10 Years	Since Inception (2/28/1996)
Return Before Taxes	21.31%	15.31%	8.07%	8.33%
Return After Taxes on Distributions	20.20%	13.95%	7.24%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	12.17%	11.98%	6.34%	6.92%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	8.80%†

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* The Fund is the successor to SEI Index Funds' S&P 500 Index Fund (the Predecessor Fund). The Fund commenced operations on September 17, 2007. Accordingly, for periods prior to September 17, 2007, performance information is based on the performance of the Predecessor Fund.

† Index returns are shown from February 29, 1996.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Mark Krivitsky Karl Schneider, CAIA	Since 2011 Since 2012 Since 2012	Senior Managing Director and Head of
Global Equity Beta Solutions Group in the
Americas
Vice President and Senior Portfolio
Manager in the Global Equity Beta
Solutions Group and Tax-Efficient Market
Capture Group
Managing Director and Deputy Head of
Global Equity Beta Solutions in the
Americas

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

SEI / PROSPECTUS

SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.59%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.25%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class F Shares	$127	$397	$686	$1,511

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (both common and preferred stocks) of small companies, including exchange-traded funds (ETFs) based on small capitalization indexes and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund may also invest in warrants and, to a lesser extent, in securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead

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or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 16.32% (12/31/11) Worst Quarter: -23.12% (09/30/11)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund — Class F	1 Year	5 Years	Since Inception (9/30/2009)
Return Before Taxes	9.71%	11.68%	11.12%
Return After Taxes on Distributions	7.77%	9.81%	9.15%
Return After Taxes on Distributions and Sale of Fund Shares	6.74%	8.91%	8.57%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	13.51%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2009 Since 2009 Since 2009 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager
Falcon Point Capital, LLC	Michael L. Thomas James A. Bitzer, CFA Michael J. Mahoney	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager Senior Managing Director Senior Managing Director
LMCG Investments, LLC	R. Todd Vingers, CFA	Since 2017	Managing Director, Value Equities
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Rice Hall James & Associates LLC	Lou Holtz Yossi Lipsker	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2014 Since 2014	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

SEI / PROSPECTUS

SMALL CAP VALUE FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.24%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Class F Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants, and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities and/or value stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

SEI / PROSPECTUS

Best Quarter: 22.49% (06/30/09) Worst Quarter: -27.72% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Value Fund — Class F	1 Year	5 Years	10 Years	Since Inception (12/20/1994)
Return Before Taxes	7.61%	11.45%	7.22%	10.19%
Return After Taxes on Distributions	5.27%	9.95%	6.40%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares	5.92%	8.82%	5.68%	8.19%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%	10.77%†

† Index returns are shown from December 31, 1994.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert Fields	Since 2016 Since 2016 Since 2016 Since 2016	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1997 Since 1997 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2016 Since 2016	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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SMALL CAP GROWTH FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Class F Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of

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the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to a Sub-Adviser are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities and/or growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

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Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.05% (06/30/09) Worst Quarter: -29.67% (12/31/08)

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Growth Fund — Class F	1 Year	5 Years	10 Years	Since Inception (4/20/1992)
Return Before Taxes	18.38%	13.94%	6.58%	9.31%
Return After Taxes on Distributions	18.28%	13.92%	6.56%	8.12%
Return After Taxes on Distributions and Sale of Fund Shares	10.48%	11.22%	5.31%	7.46%
Russell 2000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%	8.14%†

† Index returns are shown from April 30, 1992.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
ArrowMark Colorado Holdings, LLC	Chad Meade Brian Schaub	Since 2014 Since 2014	Co-Portfolio Manager Co-Portfolio Manager
Axiom International Investors LLC	David Kim, CFA Matthew Franco, CFA	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager
Falcon Point Capital, LLC	Michael L. Thomas James A. Bitzer Michael J. Mahoney	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager Senior Managing Director Senior Managing Director
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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TAX-MANAGED SMALL/MID CAP FUND

Fund Summary

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Small/Mid Cap Fund — Class F Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Tax-Managed Small/Mid Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies. For purposes of this Fund, a small or medium capitalization company is a company with a market capitalization in the range of companies in the Russell 2500 Index (between approximately $4 million and $28 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's

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investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to a Sub-Adviser are managed directly by SIMC. In managing assets of the Fund not allocated to Sub-Advisers, SIMC may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of efficient tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small or medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 20.31% (09/30/09) Worst Quarter: -27.26% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Small/Mid Cap Fund — Class F	1 Year	5 Years	10 Years	Since Inception* (10/31/2000)
Return Before Taxes	15.88%	13.22%	7.34%	7.22%
Return After Taxes on Distributions	15.34%	12.72%	7.06%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares	9.38%	10.49%	5.90%	5.98%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%	8.96%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert Fields	Since 2016 Since 2016 Since 2016 Since 2016	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
CastleArk Management LLC	James Stark, CFA Greg Baxter, CFA	Since 2014 Since 2014	Vice President, Portfolio Manager Vice President, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2005 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle Investment Center
Rice Hall James & Associates LLC	Lou Holtz Yossi Lipsker	Since 2017 Since 2017	Portfolio Manager Portfolio Manager
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2014 Since 2014	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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MID-CAP FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.59%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund — Class F Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. For purposes of this Fund, a medium-sized company is a company with a market capitalization in the range of companies in the Russell Midcap Index (between approximately $654 million and $63 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell Midcap Index are subject to change. The Fund's investments in equity securities may include

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common and preferred stocks, warrants and, to a lesser extent, securities of small capitalization companies, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund currently uses a sub-adviser, and may use multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing the Fund's assets, the Sub-Advisers select stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that securities of medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments.

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The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 19.52% (09/30/09) Worst Quarter: -25.61% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Mid-Cap Fund — Class F	1 Year	5 Years	10 Years	Since Inception (2/16/1993)
Return Before Taxes	20.33%	15.94%	8.45%	10.45%
Return After Taxes on Distributions	17.26%	13.28%	7.14%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	12.33%	11.91%	6.43%	8.33%
Russell Midcap Index Return (reflects no deduction for fees, expenses or taxes)	18.52%	14.96%	9.11%	11.19%†

† Index returns are shown from February 28, 1993.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Quantitative Management Associates LLC	Peter Xu, Ph.D. Stacie L. Mintz, CFA Devang Gambhirwala	Since 2007 Since 2007 Since 2007	Managing Director Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class F Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, exchange-traded funds (ETFs) and warrants. The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs), real estate investment trusts (REITs) and securities of non-U.S. companies.

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The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 13.34% (03/31/13) Worst Quarter: -20.35% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund — Class F	1 Year	5 Years	10 Years	Since Inception (10/28/2004)
Return Before Taxes	14.04%	14.21%	8.54%	9.25%
Return After Taxes on Distributions	11.13%	11.67%	7.20%	8.03%
Return After Taxes on Distributions and Sale of Fund Shares	9.26%	10.67%	6.60%	7.36%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%	9.22%†

† Index returns are shown from October 31, 2004.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2010	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2012	Managing Principal Principal Principal Principal Principal
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2004 Since 2004 Since 2010	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment
Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses^	0.58%
Total Annual Fund Operating Expenses	1.23%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Managed Volatility Fund — Class F Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). The Fund also may use futures contracts and forward contracts.

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Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). This approach is intended to manage the risk characteristics of the Fund. The Fund seeks to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return than the market over time. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

In managing the Fund's currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the

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derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same type of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic

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events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.18% (03/31/13) Worst Quarter: -15.33% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the MSCI World Minimum Volatility Index, 50% Hedged to USD, which is a secondary index designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Managed Volatility Fund — Class F	1 Year	5 Years	10 Years	Since Inception (7/27/2006)
Return Before Taxes	17.18%	12.45%	5.48%	5.70%
Return After Taxes on Distributions	14.68%	9.86%	4.20%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	11.01%	9.11%	3.98%	4.20%
MSCI World Index Return (reflects no deduction for fees, expenses or taxes)	22.40%	11.64%	5.03%	6.28%†
MSCI World Minimum Volatility Index, 50% Hedged to USD Return (reflects no deduction for fees, expenses or taxes)	16.50%	N/A ††	N/A ††	N/A ††

† Index returns are shown from July 31, 2006.

†† The MSCI World Minimum Volatility Index, 50% Hedged to USD Return for the 5 Years, 10 Years, and "Since Inception" periods are not provided because returns for the index are not available prior to 2015.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2008	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Ryan Taliaferro Mark Birmingham	Since 2011 Since 2013	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. David Krider	Since 2006 Since 2006 Since 2006	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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TAX-MANAGED MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

To maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Managed Volatility Fund — Class F Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Tax-Managed Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs), real estate investment trusts (REITs) and securities of non-U.S. companies. Although the Fund will be measured against the Russell 3000 Index, the Fund is expected to have significant sector and market capitalization deviations from the index given its focus on absolute risk as opposed to index

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relative risk. This could lead to significant performance deviations relative to the index over shorter-term periods.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser intends to achieve returns similar to those of the broad U.S. equity markets in a tax-efficient fashion but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. This will tend to lead the Fund's Sub-Advisers to construct portfolios with a low beta relative to the overall U.S. equity market. In addition, the Sub-Advisers will look to manage the impact of taxes by controlling portfolio turnover levels, selling stocks with the highest tax cost first and opportunistically harvesting losses to offset gains where possible.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 12.92% (03/31/13) Worst Quarter: -17.20% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Managed Volatility Fund — Class F	1 Year	5 Years	10 Years	Since Inception (12/20/2007)
Return Before Taxes	15.19%	14.43%	9.39%	9.32%
Return After Taxes on Distributions	13.74%	12.84%	8.40%	8.33%
Return After Taxes on Distributions and Sale of Fund Shares	9.15%	11.19%	7.49%	7.43%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%	8.60%†

† Index returns are shown from December 31, 2007.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2010	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2012	Managing Principal Principal Principal Principal Principal
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2007 Since 2007 Since 2010	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment
Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2007 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.74%
Total Annual Fund Operating Expenses	1.39%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed International Managed Volatility Fund — Class F Shares	$142	$440	$761	$1,669

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from October 17, 2016 to September 30, 2017, the Fund's annualized portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in non-U.S. equity securities. These securities may include common stocks and real estate investment trusts (REITs) of all capitalization ranges. Under normal circumstances, the Fund will invest in securities of issuers that are located in at least three countries outside of the U.S., but will typically invest much more broadly. The Fund will invest primarily in companies located in developed countries.

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The Fund seeks to construct, in a tax-sensitive manner, a portfolio of equity securities with lower volatility than the broad international developed equity markets (International Market). Each Sub-Adviser (as defined below) and SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), seeks to achieve lower volatility by constructing a portfolio of securities that primarily exhibit a more stable historical or predicted price and earnings behavior (i.e. absolute risk), but also take into consideration low correlation attributes and expected returns. Generally, the Fund is likely to underperform in a steeply rising International Market, but seeks to mitigate losses in a falling International Market.

The Fund expects that over the long-term, a lower volatility portfolio will provide returns similar to those of the International Market. Over shorter periods of time, however, due to its focus on absolute risk, the portfolio's country, sector and market capitalization exposures will typically vary from the International Market and it may experience significant performance deviations from the International Market.

The Fund uses a "multi-manager" approach to investing. This means that SIMC selects and oversees a number of third-party investment advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio. Sub-Advisers typically have differing investment philosophies and strategies that they use in managing the portion of the Fund's assets allocated to them by SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

The Fund implements the investment recommendations of the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

The Fund considers the security of an issuer to be "non-U.S." if the issuer is domiciled, incorporated, located and/or principally traded in a country other than the U.S. Developed market countries are those countries that are included in a developed markets index by a recognized index provider, or have similar developed characteristics, in each case determined at the time of purchase.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to

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intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund seeks to manage tax consequences to investors, but will likely earn taxable income and gains from time to time.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.59% (03/31/17) Worst Quarter: 3.15% (12/31/17)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed International Managed Volatility Fund — Class F	1 Year	Since Inception (10/17/2016)
Return Before Taxes	20.81%	15.77%
Return After Taxes on Distributions	19.52%	14.73%
Return After Taxes on Distributions and Sale of Fund Shares	11.77%	11.58%
MSCI EAFE Index Return	25.03%	22.52%†

† Index returns are shown from October 31, 2016.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Ryan Taliaferro Mark Birmingham	Since 2016 Since 2016	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. David Krider	Since 2016 Since 2016 Since 2016	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Chief Executive Officer, Chief Investment
Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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REAL ESTATE FUND

Fund Summary

Investment Goal

Total return, including current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund — Class F Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate companies (e.g., common stocks, rights, warrants, exchange-traded funds (ETFs), convertible securities and preferred stocks of real estate investment trusts (REITs) and real estate operating companies (REOCs)). Generally, the Fund will invest in real estate companies operating in the United States.

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The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser).

Principal Risks

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the securities of issuers in the real estate industry may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund's investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization REITs and other companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

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An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 34.14% (06/30/09) Worst Quarter: -38.57% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Estate Fund — Class F	1 Year	5 Years	10 Years	Since Inception (11/13/2003)
Return Before Taxes	5.21%	9.06%	6.11%	9.03%
Return After Taxes on Distributions	2.63%	7.01%	4.72%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares	4.09%	6.64%	4.42%	6.95%
Wilshire U.S. Real Estate Securities Index Return (reflects no deduction for fees, expenses or taxes)	4.84%	9.70%	7.36%	9.52%†

† Index returns are shown from November 30, 2003.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
CenterSquare Investment Management LLC	Dean Frankel, CFA Eric Rothman, CFA	Since 2011 Since 2011	Global Co-Head, Real Estate Securities Portfolio Manager, Real Estate Securities
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 2003 Since 2003 Since 2003	Chief Executive Officer, President and Chief Investment Officer Managing Director and Senior Market Strategist Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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ENHANCED INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses^	0.55%
Total Annual Fund Operating Expenses	0.95%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced Income Fund — Class F Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including

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commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), which allocates the Fund's assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month London Interbank Offered Rate (LIBOR).

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts and swap agreements (also called "swaps") for speculative or hedging purposes. Futures contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to

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compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the

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derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to

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liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.93% (06/30/09) Worst Quarter: -19.59% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Enhanced Income Fund — Class F	1 Year	5 Years	10 Years	Since Inception (7/27/2006)
Return Before Taxes	2.92%	2.00%	0.22%	0.36%
Return After Taxes on Distributions	1.94%	1.09%	-0.72%	-0.70%
Return After Taxes on Distributions and Sale of Fund Shares	1.65%	1.11%	-0.22%	-0.14%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	1.11%	0.50%	0.84%	1.42%†

† Index returns are shown from July 31, 2006.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky John Leupp	Since 2009 Since 2009	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Wellington Management Company LLP	Timothy E. Smith	Since 2006	Senior Managing Director and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses^	0.49%
Total Annual Fund Operating Expenses	0.77%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class F Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 386% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities, mortgage dollar rolls and mortgage-backed securities. The Fund may invest in securities denominated in either

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U.S. dollars or foreign currency. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility.

The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

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Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of

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taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 8.12% (09/30/09) Worst Quarter: -3.23% (09/30/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Core Fixed Income Fund — Class F	1 Year	5 Years	10 Years	Since Inception (5/1/1987)
Return Before Taxes	4.15%	2.51%	4.83%	6.19%
Return After Taxes on Distributions	3.08%	1.16%	3.36%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	1.30%	3.14%	4.02%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%	6.39%†

† Index returns are shown from May 31, 1987.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012 Since 2016 Since 2016	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Metropolitan West Asset Management, LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2002 Since 2002 Since 2002 Since 2004	Group Managing Director, Chief Investment
Officer — Fixed Income, Generalist Portfolio
Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist Portfolio
Manager
Group Managing Director, Generalist Portfolio
Manager
Wells Capital Management Incorporated	Tom O'Connor, CFA Troy Ludgood Maulik Bhansali, CFA Jarad Vasquez	Since 2003 Since 2004 Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head Senior Portfolio Manager Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt, CFA Mark S. Lindbloom Michael C. Buchanan Chai-Liang Lian	Since 2014 Since 1997 Since 2005 Since 2005 Since 2014	Chief Investment Officer, Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager, Head of Global Credit, and
Deputy Chief Investment Officer
Portfolio Manager and Head of Emerging
Markets Debt
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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U.S. FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses^	0.49%
Total Annual Fund Operating Expenses	0.77%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Fixed Income Fund — Class F Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 463% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. fixed income securities. The Fund will invest primarily in U.S. corporate and government fixed income securities, including mortgage-backed securities, mortgage dollar rolls and asset-backed securities.

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The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (junk bonds or those rated BB+, B and CCC). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, a 5 year duration means the fixed income security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to

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compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from

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shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.51% (09/30/11) Worst Quarter: -3.00% (12/31/16)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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U.S. Fixed Income Fund — Class F	1 Year	5 Years	Since Inception (7/2/2009)
Return Before Taxes	3.41%	1.92%	4.09%
Return After Taxes on Distributions	2.53%	0.81%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares	1.92%	0.96%	2.60%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.71%†

† Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012 Since 2016 Since 2016	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Metropolitan West Asset Management, LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2009 Since 2009 Since 2009 Since 2009	Group Managing Director, Chief Investment
Officer — Fixed Income, Generalist Portfolio
Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist Portfolio
Manager
Group Managing Director, Generalist Portfolio
Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Wells Capital Management Incorporated	Tom O'Connor, CFA Troy Ludgood Maulik Bhansali, CFA Jarad Vasquez	Since 2009 Since 2009 Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head Senior Portfolio Manager Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt, CFA Mark S. Lindbloom	Since 2014 Since 2009 Since 2009	Chief Investment Officer, Portfolio Manager Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses^	0.49%
Total Annual Fund Operating Expenses	0.98%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class F Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate

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bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund seeks to have a portfolio of securities that is diversified as to issuers and industries. The Fund's average weighted maturity may vary, but will generally not exceed ten years. There is no limit on the maturity or credit quality of any individual security in which the Fund may invest.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses

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due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 22.11% (06/30/09) Worst Quarter: -21.94% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Bond Fund — Class F	1 Year	5 Years	10 Years	Since Inception (1/11/1995)
Return Before Taxes	7.63%	5.48%	7.13%	7.30%
Return After Taxes on Distributions	4.51%	2.42%	3.93%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	2.74%	4.07%	4.10%
BofA Merrill Lynch U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	7.48%	5.81%	7.96%	N/A †

† The BofA Merrill Lynch U.S. High Yield Constrained Index Return for the "Since Inception" period is not provided because returns for the index are not available prior to 1996.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David S. Aniloff, CFA	Since 2005	Senior Portfolio Manager
Michael Schafer	Since 2015	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky John Leupp	Since 2007 Since 2007	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Benefit Street Partners L.L.C.	Thomas Gahan Mike Paasche Paul Karpers	Since 2014 Since 2014 Since 2016	Chief Executive Officer Senior Managing Director Managing Director
Brigade Capital Management, LP	Donald E. Morgan III Douglas C. Pardon	Since 2009 Since 2017	Managing Partner and Portfolio Manager Co-Portfolio Manager
J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2005 Since 2005	Managing Director, Lead Portfolio Manager Managing Director, Co-Lead Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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CONSERVATIVE INCOME FUND

Fund Summary

Investment Goal

Principal preservation and a high degree of liquidity while providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.48%
Total Annual Fund Operating Expenses	0.58%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Conservative Income Fund — Class F Shares	$59	$186	$324	$726

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Conservative Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated debt securities that the Fund's sub-adviser (the Sub-Adviser) believes present minimal credit risks to the Fund.

Under normal market conditions, the Fund will primarily invest in short-term US dollar denominated debt securities, including: (i) commercial paper, corporate bonds and asset-based securities of U.S. and foreign issuers; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, US banks or US branches or non-US branches

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of foreign banks; (iii) short-term obligations issued by state and local governments; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (v) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations). The Fund may also enter into fully-collateralized repurchase agreements. Although the Fund may invest in securities with any maturity or duration, the Fund generally seeks to maintain a weighted average maturity of 90 days or less.

Under normal circumstances, the Fund will invest at least 25% of its assets in securities issued by companies in the financial services industry, but may invest less than 25% of its assets in this industry as a temporary defensive measure.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Through analysis of both macroeconomic factors and individual company attributes, the Sub-Adviser seeks to invest in securities that are marketable and liquid, offer competitive yields, and are of issuers that represent low credit risk. In selecting securities, the Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Financial Services Industry Risk — The Fund's portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund's net asset value per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although the Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, the Fund is not a money market fund, does not seek to maintain a stable net asset value per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, the Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund's investments. Certain of the Fund's investments may not be permitted investments of a money market fund.

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Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 0.29% (12/31/17) Worst Quarter: 0.19% (03/31/17)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your

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tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Conservative Income Fund — Class F	1 Year	Since Inception (4/22/2016)
Return Before Taxes	0.99%	0.76%
Return After Taxes on Distributions	0.56%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	0.56%	0.43%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.65%†

† Index returns are shown from April 30, 2016.

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2016	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Advisors, LLC	Richard Mejzak, CFA Eric Hiatt, CFA, FRM	Since 2016 Since 2016	Managing Director of BlackRock, Inc. Director of BlackRock, Inc.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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TAX-FREE CONSERVATIVE INCOME FUND

Fund Summary

Investment Goal

Preserving principal value and maintaining a high degree of liquidity while providing current income exempt from federal income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.59%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Free Conservative Income Fund — Class F Shares	$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Tax-Free Conservative Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in US dollar-denominated municipal securities that the Fund's sub-adviser (the Sub-Adviser) believes present minimal credit risks to the Fund and that pay interest that (i) is exempt from federal income taxes and (ii) is not taxable under the federal alternative minimum tax applicable to individuals. The principal issuers of these securities are state and local governments and their agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions.

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Under normal market conditions, the Fund will primarily invest in short-term US dollar-denominated debt securities including: US municipal bonds, notes, variable rate demand notes, tender option bonds, floating rate notes, industrial development bonds, pre-refunded bonds and commercial paper. The Fund may also, to a limited extent, invest in repurchase agreements and securities subject to the alternative minimum tax or in debt securities subject to federal income tax. Although the Fund may invest in securities with any maturity or duration, the Fund generally seeks to maintain a weighted average maturity of 90 days or less.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Through analysis of both macroeconomic factors and individual company attributes, the Sub-Adviser seeks to invest in securities that are marketable and liquid, offer competitive yields, and are of issuers that represent low credit risk. In selecting securities, the Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

Principal Risks

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Credit Risk — The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a contract fails to make timely payment or otherwise honor its obligations. If the Fund purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

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individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund's net asset value per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although the Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, the Fund is not a money market fund, does not seek to maintain a stable net asset value per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, the Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund's investments. Certain of the Fund's investments may not be permitted investments of a money market fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate investments for the Fund's portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities

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owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund's securities.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Taxation Risk — The Fund may invest a portion of its assets in securities that generate income that is subject to federal, state and local income tax, including the federal alternative minimum tax.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 0.19% (12/31/17) Worst Quarter: 0.12% (03/31/17)

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Free Conservative Income Fund — Class F	1 Year	Since Inception (4/22/2016)
Return Before Taxes	0.58%	0.48%
Return After Taxes on Distributions	0.58%	0.48%
Return After Taxes on Distributions and Sale of Fund Shares	0.58%	0.48%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.65%†

† Index returns are shown from April 30, 2016.

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2016	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Advisors, LLC	William Henderson, Jr. Kevin Schiatta	Since 2016 Since 2016	Managing Director of BlackRock, Inc. Director of BlackRock, Inc.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses^	0.48%
Total Annual Fund Operating Expenses	0.70%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class F Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Real Return Fund seeks to produce a return similar to that of the Bloomberg Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond

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that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper; and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Real Return Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser) whereby Fund assets would be allocated among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), the Fund's assets currently are managed directly by SIMC.

Principal Risks

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to

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factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.43% (03/31/11) Worst Quarter: -2.88% (06/30/13)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale

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of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Real Return Fund — Class F	1 Year	5 Years	Since Inception (7/2/2009)
Return Before Taxes	0.42%	-0.32%	1.51%
Return After Taxes on Distributions	0.00%	-0.47%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares	0.17%	-0.30%	0.98%
Bloomberg Barclays 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	0.80%	0.12%	1.93%†

† Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Sean P. Simko	Since 2013	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team
Tim Sauermelch, CFA	Since 2014	Portfolio Manager, SEI Fixed Income Portfolio Management Team

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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DYNAMIC ASSET ALLOCATION FUND

Fund Summary

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees (of the Fund and Subsidiary)
Management of the Fund	0.60%
Management of the Subsidiary	None
Total Management Fees		0.60%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.58%
Other Expenses of the Subsidiary	None
Total Other Expenses		0.58%
Total Annual Fund Operating Expenses		1.18%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Asset Allocation Fund — Class F Shares	$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

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Principal Investment Strategies

The Fund employs a dynamic investment strategy seeking to achieve, over time, a total return in excess of the broad U.S. equity market by selecting investments from among a broad range of asset classes or market exposures based upon SEI Investments Management Corporation's (SIMC or the Adviser) expectations of risk and return. Asset classes or market exposures in which the Fund may invest include U.S. and foreign equities and bonds, currencies, and investment exposures to various market characteristics such as interest rates or volatility. The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SIMC. Assets of the Fund not allocated to the Sub-Adviser are managed directly by SIMC.

The asset classes and market exposures used, and the Fund's allocations among them, are determined based on SIMC's views of fundamental, technical or valuation measures and may be dynamically adjusted (i.e. actively adjusted over long or short periods of time). The Fund may at any particular point in time be diversified across many exposures or concentrated in a limited number of exposures, including, possibly, a single asset class or market exposure.

Although the Fund will seek to achieve excess total return through its dynamic investment selection, it will also normally maintain, as a primary component of its strategy, passive exposure to the large capitalization U.S. equity market. To the extent that the Fund is not dynamically invested in other asset classes or market exposures, the Fund's assets will generally be passively invested in a portfolio of securities designed to track, before fees and expenses, the performance of the large capitalization U.S. equity market.

The Fund may obtain asset class or market exposures by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles, a wholly-owned subsidiary or derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments in which the Fund may invest are further described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, repurchase and reverse repurchase agreements, zero coupon bonds, structured notes, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

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Other Instruments. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs), to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts, options and swaps (including swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity.

Swaps may be used for return enhancement or hedging purposes. Securities index and single security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indexes or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure.

The Fund may seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and commodity-linked derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

Currency Exposure. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser may buy and sell currencies (i.e., take long or short positions) using futures, options and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, SIMC or the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes.

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Short Sales. The Sub-Adviser may engage in short sales in an attempt to capitalize on equity securities that it or SIMC believes will underperform the market or their peers. When the Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Principal Risks

Below Investment Grade Securities Risk (Junk Bonds) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and

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generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, options, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the

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Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as "qualifying income." If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past two calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 5.97% (12/31/16) Worst Quarter: -0.83% (03/31/16)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Dynamic Asset Allocation Fund — Class F	1 Year	Since Inception (7/30/2015)
Return Before Taxes	19.03%	11.05%
Return After Taxes on Distributions	18.24%	10.57%
Return After Taxes on Distributions and Sale of Fund Shares	10.77%	8.36%
Standard & Poor's 500 Composite Stock Price Index Return (reflects no deduction for fees, expenses or taxes)	21.83%	12.81%†

† Index returns are shown from July 31, 2015.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
James Smigiel	Since 2015	Managing Director and Head of Portfolio Strategies Group
James Solloway, CFA	Since 2015	Managing Director and Portfolio Manager, Portfolio Strategies Group

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Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Charles McGinn Tyhesha Harrington Philip Lee, CFA	Since 2015 Since 2016 Since 2017	Vice President and Portfolio Manager in the
Investment Solutions Group
Vice President and Senior Portfolio Manager in
the Investment Solutions Group
Vice President and Senior Portfolio Manager in
the Investment Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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MULTI-STRATEGY ALTERNATIVE FUND

Fund Summary

Investment Goal

The Fund allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees		1.50%
Distribution (12b-1) Fees		None
Other Expenses
Dividends on Shorts	0.35%
Remainder of Other Expenses	0.59%
Total Other Expenses		0.94%
Acquired Fund Fees and Expenses (AFFE)		0.51%
Total Annual Fund Operating Expenses		2.95%†

† The Fund is anticipated to incur AFFE during the current fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus). The financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Strategy Alternative Fund — Class F Shares	$298	$913	$1,552	$3,271

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

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annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Multi-Strategy Alternative Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (Underlying Funds); and/or (ii) one or more investment sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). In addition, SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), may directly manage a portion of the Fund's portfolio. The Underlying Funds or Sub-Advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral.

The Fund will allocate its assets among Underlying Funds and/or Sub-Advisers based on SIMC's analysis of their investment strategies and historical performance as well as SIMC's analysis of the potential for each to perform independently of one another. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to any one Underlying Fund, Sub-Adviser or strategy will vary based on market conditions. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. Underlying Funds and Sub-Advisers may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, exchange traded notes and derivative instruments, principally, equity options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Fund currently allocates assets to Sub-Advisers pursuant to SIMC's "manager of managers" model, and the Sub-Advisers manage a portion of the Fund's portfolio under the general supervision of SIMC. In addition, SIMC may directly manage a portion of the Fund's assets, which may include allocating assets to investments in Underlying Funds selected by SIMC.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

Principal Risks

While the Fund seeks to achieve an absolute return with reduced correlation to stock and bond markets, it may not achieve positive returns over short or long term periods. Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to stock and

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bond markets may become correlated at certain times and, as a result, may cease to function as anticipated over either short or long term periods.

The success of the Fund's investment strategy depends both on SIMC's selection of the Underlying Funds and Sub-Advisers and allocating assets to such Underlying Funds and Sub-Advisers. SIMC, an Underlying Fund or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Underlying Funds and Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Fund, Underlying Funds and Sub-Advisers may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, options, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund's judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company's securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their

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net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic

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events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.73% (12/31/13) Worst Quarter: -4.20% (09/30/11)

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Strategy Alternative Fund — Class F	1 Year	5 Years	Since Inception (3/31/2010)
Return Before Taxes	5.26%	2.39%	1.48%
Return After Taxes on Distributions	4.27%	1.80%	0.96%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	1.59%	0.94%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.27%	0.22%

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Radoslav Koitchev	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Alex Voitenok Brendan Bradley	Since 2016 Since 2016	Senior Vice President, Director of Long/Short Strategies Senior Vice President, Director of Portfolio Management, Deputy Chief Investment Officer
Brigade Capital Management, LP	Donald E. Morgan III Douglas C. Pardon	Since 2017 Since 2017	Managing Partner and Portfolio Manager Co-Portfolio Manager
Caerus Investors, LLC	Ward Davis Brian Agnew	Since 2017 Since 2017	Founder, Chief Investment Officer, Portfolio Manager Managing Partner, Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Emso Asset Management Limited	Mark R. Franklin John Hynes	Since 2015 Since 2015	Founder, Chief Investment Officer, Chief Executive Officer Portfolio Manager
Kettle Hill Capital Management, LLC	Andrew Y. Kurita	Since 2016	Portfolio Manager
Mountaineer Partners Management, LLC	Mark Lee	Since 2015	Managing Member
Ramius Advisors, LLC	Ethan Johnson Andrew Cohen	Since 2015 Since 2015	Portfolio Manager Fund Risk Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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LONG/SHORT ALTERNATIVE FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses (AFFE)	0.02%
Total Annual Fund Operating Expenses	1.44%†

† The Fund is anticipated to incur AFFE during the current fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus). The financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long/Short Alternative Fund — Class F Shares	$147	$456	$787	$1,724

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate capital appreciation over time by taking long and short positions with respect to investments that provide broad exposure to U.S. and non-U.S. equity markets, and, to a lesser extent U.S. fixed income markets. The Fund will seek exposure to the equity and fixed income markets through investments in index futures, exchange traded funds (ETFs) and index swaps.

The Fund will take long and short positions in an attempt to emulate the return of a model portfolio or composite of hedge funds (the Composite) constructed by SEI Investments Management Corporation (SIMC). The Composite will primarily consist of hedge funds that implement a long/short equity investment strategy, but may include, from time to time, hedge funds that implement other equity-focused investment strategies. In general, a hedge fund that implements a long/short equity investment strategy takes (i) long positions with respect to investments that are projected to be undervalued and likely to increase in price, and (ii) short positions with respect to investments that are projected to be overvalued and likely to decrease in price. A hedge fund implementing such a strategy will often base its investment decisions on a variety of economic factors, including credit and currency indicators.

A hedge fund typically takes long and short positions with respect to individual issuers, but the Fund will not seek to emulate the portion of the return associated with such individual security selection. Rather, the Fund will invest based on the theory that the returns of the individual hedge funds comprising the Composite are driven to a significant extent by dynamic exposure to the broader equity markets, as well as, to a lesser degree, exposure to credit, interest rate and currency markets (each market a Factor, and collectively, Factors).

Under the general supervision of SIMC, the Fund's sub-adviser (the Sub-Adviser) will select the Fund's investments pursuant to the following investment process. First, the Sub-Adviser will seek to deconstruct and isolate the Factors, as well their relative weightings, that materially contribute to the Composite's aggregate return. The Sub-Adviser will do so using a quantitative analysis of the historical return information of the hedge funds comprising the Composite, based on information made available through third party databases and other resources. The Sub-Adviser will then select, and will take long and short positions in, investments that it believes will provide similar performance to the weighted Factors of the Composite's aggregate return. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Sub-Adviser will analyze and rebalance the Fund's portfolio at least monthly. The Fund may also trade more frequently, including daily, due to cash flows and extreme market fluctuations, as well as changes in the Composite. Assets of the Fund not allocated to the Sub-Adviser are directly managed by SIMC.

In the aggregate, the Fund expects to have net long exposure to both the equity and fixed income markets, which the Fund may adjust over time as a result of market conditions. Exposure to fixed income and currency markets may reduce volatility within the portfolio and serve to hedge equity exposure. The Fund may invest in futures, ETFs and swaps that provide exposure to the returns of equity markets comprised of: common stocks, preferred stocks, depositary receipts, rights, warrants and real estate investment trusts (REITs). These equity securities may be of U.S. and non-U.S. issuers, including emerging market issuers, of various market capitalizations and industries.

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The Fund may also invest in futures, ETFs and swaps that provide exposure to the returns of U.S. fixed income markets composed of: U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government, including obligations not guaranteed by the U.S. Treasury (such as obligations issued by U.S. Government-sponsored entities), asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and through TBA transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities issued or guaranteed by certain banks and zero coupon obligations and obligations of entities organized to restructure the outstanding debt of such issuers. These fixed-income securities may be investment and non-investment grade (also known as "high yield" securities or "junk bonds") and of any duration or maturity. The Fund may also invest in currency futures.

In addition, the Fund may also invest in cash equivalents, including to serve as collateral for derivative positions or as a result of a decrease in market exposure. Cash equivalents include, but are not limited to, U.S. Treasury obligations, commercial paper, money market instruments and money market funds.

The Fund will not make any direct investments in hedge funds.

SIMC generally expects that investment decisions will be based on the Sub-Adviser's analysis of the Composite, but SIMC or the Sub-Adviser may make investment decisions independent of such analysis. For instance, SIMC or the Sub-Adviser may reduce market exposure under certain unusual or adverse market conditions, including as a defensive strategy during times of increased market volatility.

Principal Risks

The success of the strategy depends on both SIMC's construction of the Composite and the Sub-Adviser's ability to select investments that will emulate the aggregate performance of the Composite. The methodology by which SIMC selects and weights hedge funds for the Composite may not achieve the desired results and may cause the Fund to lose money or underperform other comparable mutual funds. Similarly, the methodology by which the Sub-Adviser selects investments may not achieve the desired results and the performance of the Fund's portfolio may materially deviate from, and substantially underperform, the aggregate returns of the Composite.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund. The Fund may invest, directly or indirectly, in a broad range of asset classes, securities and other investments to achieve its investment strategy. The principal risks of the investment strategy, as well as those associated with making investments in such asset classes, securities and other investments are set forth below.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

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Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund is expected to implement the majority of its investment strategies through the use of derivative instruments, including futures contracts (primarily futures on equity or fixed income indexes) and swaps (primarily swaps on equity or fixed income indexes). The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The

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Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, including ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if

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the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

Investment Style Risk — Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

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Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance for the past three calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 4.40% (03/31/17) Worst Quarter: -3.63% (03/31/16)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which is a secondary index. This index is an unmanaged market index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Long/Short Alternative Fund — Class F	1 Year	Since Inception (12/19/2014)
Return Before Taxes	10.73%	3.38%
Return After Taxes on Distributions	7.48%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	7.29%	2.35%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	9.98%	2.45%†
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index Return (reflects no deduction for fees, expenses or taxes)	0.86%	0.41%†

† Index returns are shown from December 31, 2014.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Radoslav Koitchev	Since 2014	Portfolio Manager
Sean P. Simko	Since 2016	Portfolio Manager

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Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Beachhead Capital Management, LLC	Andrew Beer Mathias Mamou-Mani	Since 2014 Since 2014	Co-Portfolio Manager, Member — Investment Committee Co-Portfolio Manager, Member — Investment Committee

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 148 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds, with the exception of the Tax-Free Conservative Income Fund, generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

The Tax-Free Conservative Income Fund expects a portion of its distributions to consist of exempt-interest dividends that are exempt from federal income tax and that may also be exempt from certain state and/or local income taxes, depending on an investor's state of residence. The Tax-Free Conservative Income Fund, however, expects to invest a portion of its assets in securities that generate income that is subject to federal, state and local income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are, with the exception of the Real Return Fund, managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Funds' assets in a way that they believe will help each Fund achieve its goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

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The investment goals and investment strategies of each of the Large Cap Index Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Tax-Managed International Managed Volatility Fund and Dynamic Asset Allocation Fund are not fundamental and, therefore, may be changed by the Board of Trustees of the Trust (Board) without shareholder approval. Notwithstanding the foregoing, the Tax-Free Conservative Income Fund has adopted a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal income tax.

For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund, except the S&P 500 Index Fund, may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. In addition, for temporary defensive purposes, the Small Cap, Small Cap Growth, Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. During such time, a Fund may not achieve its investment goal.

The S&P 500 Index Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap and Tax-Managed International Managed Volatility Funds (for purposes of this paragraph, each, a Fund and collectively, the Funds) implement the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. The Funds are subject to the risk that the performance of the Funds may deviate from the performance of a Sub-Adviser's model portfolio or the performance of other proprietary or client accounts over which the Sub-Adviser retains trading authority (Other Accounts). The overlay manager's variation from the Sub-Adviser's model portfolio may contribute to performance deviations, including under performance. In addition, a Sub-Adviser may implement its model portfolio for its Other Accounts

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prior to submitting its model to the Fund. In these circumstances, trades placed by the overlay manager pursuant to a model portfolio may be subject to price movements that result in the Fund receiving prices that are different from the prices obtained by the Sub-Adviser for its Other Accounts, including less favorable prices. The risk of such price deviations may increase for large orders or where securities are thinly traded.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About the Long/Short Alternative Fund's Risks

The Long/Short Alternative Fund attempts to emulate, by taking long and short positions in investments, the return of a model portfolio or composite of hedge funds (the Composite). For the reasons discussed below, the Long/Short Alternative Fund is subject to the risk that the performance of the Long/Short Alternative Fund's portfolio may deviate from the performance of the Composite, as well as the performance of the hedge funds that make up the Composite.

Factors, such as cash flows, Fund fees and expenses, imperfect correlation between the Fund's investments and those of hedge funds in the Composite, rounding of share prices, changes in the weighting and constituents of the Composite, and regulatory policies may contribute to performance deviations between the Long/Short Alternative Fund and the Composite. The magnitude of any performance deviation may be affected by a higher portfolio turnover rate.

Furthermore, the Long/Short Alternative Fund does not buy hedge funds and does not seek to replicate the exact holdings of hedge funds in the Composite. The Long/Short Alternative Fund establishes long and short positions by investing in broad based derivatives and exchange-traded funds (ETFs), whereas hedge funds employing long/short strategies may invest in individual securities. Such hedge funds may also invest in industries, sectors, asset classes and less liquid securities that are not represented by the Factors used by the Sub-Adviser. Hedge funds within the Composite may also be dynamic and unpredictable with respect to their portfolios, and this may contribute to performance deviation due to the Sub-Adviser's reliance on historic investment returns. Also, hedge funds are not subject to the investment limitations of the Investment Company Act of 1940, as amended (the 1940 Act), and may invest in asset classes and employ levels of leverage that are unavailable to the Long/Short Alternative Fund.

Further, the returns of the Composite, and therefore, indirectly, the investments made by the Long/Short Alternative Fund, may reflect the risks associated with the underlying hedge funds' strategies. In general, these strategies gain when the prices of instruments in which they take long positions rise and/or when the prices of instruments in which they take short positions decline. Returns of such long/short strategies may also depend on the direction of overall market movement. Risk of loss may be

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significant when long/short strategies incorrectly judge the direction, timing or extent of expected market moves.

Finally, the Long/Short Alternative Fund is subject to the risk that its investment approach may underperform other comparable mutual funds or funds that invest in other segments of the equity or fixed income markets.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Arbitrage Strategies — The Multi-Strategy Alternative Fund may engage in arbitrage strategies. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss, should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important because the length of time that the Fund's capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its shareholders.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to

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losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations,

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compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commodity-Linked Securities — The Dynamic Asset Allocation and Multi-Strategy Alternative Funds may invest in commodity-linked securities. Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related securities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related securities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or

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perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, and the Global Managed Volatility Fund takes passive positions in currencies, which involve different techniques and risk analyses than the Funds' purchases of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject the Global Managed Volatility Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts,

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options and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds' performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Directional or Tactical Strategies — The Multi-Strategy Alternative Fund may use directional or tactical strategies. Directional or tactical strategies usually use long and short positions which entail the prediction of the direction which the overall market is going to move. The Fund gains when the prices of instruments in which the Fund takes long positions rises and when the prices of instruments in which the Fund takes short positions declines. Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or other financings in order to enhance the total return. Risk of loss may be significant if the Fund's judgment is incorrect as to the direction, timing or extent of expected market moves.

Distressed Securities — The High Yield Bond Fund and Multi-Strategy Alternative Fund may invest in distressed securities. Distressed securities are debt securities or other securities or assets of companies or other assets experiencing financial distress, including bankruptcy. Distressed securities frequently do not produce income while they are outstanding and may require the High Yield Bond or Multi-Strategy

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Alternative Funds to bear certain extraordinary expenses in order to protect and recover their investments. Distressed securities are at high risk for default. If a distressed issuer defaults, the Funds may experience legal difficulties and negotiations with creditors and other claimants. The Funds may recover none or only a small percentage of their investments or have a time lag between when an investment is made and when the value of the investment is realized. Distressed securities may be illiquid.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Event-Driven Strategies — The Multi-Strategy Alternative Fund may engage in event-driven strategies. Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy, reorganization, spin-offs or other catastrophic event in the life of a company, will occur and the impact such an event will have on the value of the company's securities. Such strategies are often not correlated with the performance of the market. The transaction in which such a company is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

Exchange-Traded Products (ETPs) — The risks of owning interests of an exchange-traded product (ETP), such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of

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their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

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Financial Services Industry — The Conservative Income Fund's portfolio is concentrated in investments in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations. Losses resulting from financial difficulties of borrowers also can negatively affect the profitability of financial services companies. Regulatory changes within the financial services industry may make it more difficult to analyze investments in this industry.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — Certain Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market and frontier market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to "frontier countries," which are a subset of emerging market countries with even smaller national economies.

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Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward", involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or

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margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures", provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — Certain Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. There is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Funds that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools used to manage the Funds' price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved. Hedging against a decline in the value of positions does not eliminate fluctuations in the values of such positions or prevent losses if the values of such positions decline but, rather, establishes other positions designed to gain from those same developments, thus offsetting the decline in the hedged positions' values. In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the

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identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains. Separately, hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

Inflation Protected Securities — The Real Return Fund may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Funds' assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment in the Subsidiary — The Dynamic Asset Allocation Fund may invest in a wholly-owned Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to

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similar investments if held directly by the Fund. The Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Fund, however, wholly owns and controls a Subsidiary, and the Fund and the Subsidiary are managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to investors other than the Fund.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. A Fund's NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although a Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, each Fund is not a money market fund, does not seek to maintain a stable NAV per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, a Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund's investments. Certain of a Fund's investments may not be permitted investments of a money market fund.

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Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be

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significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of

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the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium invested in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium invested in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Puerto Rico Investment — To the extent a Fund invests in Puerto Rico municipal securities, the Fund's performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico's municipal issuers, are likely to affect each Fund's performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico's economic activity so a decline in tourism, a

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change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico's economy relative to other economies that depend less on tourism.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Real Estate Industry — The Real Estate Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the

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REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreement — Although repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund whereby a defaulting counterparty could delay or prevent a Fund's recovery of collateral.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Positions — The Long/Short Alternative Fund will engage in transactions through which it obtains short exposure to equities or fixed income markets through derivative investments (such as futures contracts or swaps on equity or fixed income indexes) whereby the Long/Short Alternative Fund obtains synthetic short exposure. Futures contracts and swaps and the risks associated with investments in such instruments are discussed elsewhere in this section. The Long/Short Alternative Fund's investment strategy of taking short positions may effectively create leverage, which can amplify the effects of market volatility on the Long/Short Alternative Fund's share price and make the Long/Short Alternative Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Long/Short Alternative Fund's portfolio securities. The use of leverage may also cause the Long/Short Alternative Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in

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larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a

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credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Tax — The Dynamic Asset Allocation Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. In September 2016, the Internal Revenue Service (IRS) issued proposed regulations that would generally require the Subsidiary to distribute its income each year in order for the Fund to treat that income as "qualifying income." The Dynamic Asset Allocation Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund should be treated as "qualifying income," which is consistent with the recently proposed IRS regulations. Accordingly, to the extent the Subsidiary makes distribution out of its earnings and profits, the Dynamic Asset Allocation Fund expects such distributions to be treated as qualifying income. The Adviser will carefully monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund's assets are invested in the Subsidiary to ensure compliance with the Fund's asset diversification test as described in more detail in the SAI.

In addition, certain of the Fund's investments such as commodity related investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

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Accordingly, the extent to which the Dynamic Asset Allocation Fund invests in commodities or commodity-linked derivatives directly or through a Subsidiary may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as a RIC or could be required to reduce its exposure to such investments, which may result in difficulty in implementing the Fund's investment strategy. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Tracking Error — The Large Cap Index Fund and S&P 500 Index Fund attempt to track the performance of a benchmark index. The Large Cap Index Fund and S&P 500 Index Fund are subject to the risk that the performance of the Fund may deviate from the Russell 1000® Index (Russell 1000 Index) and Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), respectively. Factors such as cash flows, Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark and regulatory policies may affect the Funds' ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Funds, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve their investment objectives of accurately correlating to an index. To the extent that a Fund employs a sampling or optimization technique to construct the Fund's portfolio, the Sub-Adviser may purchase only a representative portion of the securities in the Russell 1000 Index or S&P 500 Index, which may increase the performance of the Funds, and their respective Indexes may not match. Depending on the Sub-Adviser's approach and the size of the Funds, the representative sample of securities in the Russell 1000 Index and S&P 500 Index that are actually held by the Funds may vary from time to time. In addition, the Funds are subject to the risk that their investment approach, which attempts to track the performance of the Russell 1000 Index or S&P 500 Index, before fees and expenses, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a

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component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus.

The Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market. As of May 2017, the market capitalization of the companies included in the Index ranged from $2.3 billion to $813.8 billion. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Stocks in the Russell 1000 Index are weighted based on float-adjusted market capitalization, which is calculated by multiplying their closing price by the number of available shares. The market capitalization range and the composition of the Index are subject to change periodically, including during quarterly rebalances of the Russell 1000 Index, annual reconstitutions of the Russell 1000 Index, and in response to corporate actions such as mergers.

The Russell 1000 Value® Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 1000 Growth® Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

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The S&P 500® Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The Russell 2000 Value® Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small cap value segment. The Russell 2000 Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2000 Growth® Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment. The Russell 2000 Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect growth characteristics.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Russell 2500 Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

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The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,653 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Minimum Volatility Index, 50% Hedged to USD is designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world. The index aims to reflect the performance characteristics of a minimum-variance or managed volatility equity strategy, focused on absolute return and volatility with low absolute risk.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indexes that represent developed markets outside of North America: Europe, Australasia and the Far East.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded U.S. real estate securities, such as REITs and REOCs. The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Wilshire U.S. Real Estate Securities Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The BofA Merrill Lynch 3-Month U.S. Treasury Bills Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Bloomberg Barclays 1-5 Year U.S. TIPS Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The HFRX Equity Hedge Index tracks Equity Hedge strategies. Equity Hedge strategies typically maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge strategies may employ a wide variety of investment processes to arrive at an investment decision, including both quantitative and fundamental techniques, and the Equity Hedge strategies tracked by the HFRX Equity Hedge Index can be broadly diversified or narrowly focused on specific sectors. Hedge Strategies in the HFRX Equity Hedge Index can also range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of

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typical portfolios. Equity Hedge managers tracked by the HFRX Equity Hedge Index would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2017, SIMC had approximately $170.99 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board, is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

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The following portfolio managers are primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

David S. Aniloff, CFA, serves as Portfolio Manager for the High Yield Bond Fund. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

Richard A. Bamford serves as Portfolio Manager for the Enhanced Income, Core Fixed Income, U.S. Fixed Income, Conservative Income and Tax-Free Conservative Income Funds. Mr. Bamford serves as a Portfolio Manager for the Fixed Income team within SIMC's Investment Management Unit. Mr. Bamford is responsible for investment grade debt and municipal bond portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and a Master of Business Administration with a concentration in Finance from St. Joseph's University.

Eugene Barbaneagra, CFA, serves as Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit. Mr. Barbaneagra is responsible for portfolio strategy of US and Global Managed Volatility Funds and a number of core Global Equity Funds. Prior to joining SEI in 2002, Mr. Barbaneagra worked with the Vanguard Group. Mr. Barbaneagra earned his Bachelor of Science degrees in Business Administration/Finance and Management of Information Systems from Drexel University. Mr. Barbaneagra also earned his Master of Science in Risk Management and Financial Engineering from Imperial College London. Mr. Barbaneagra is CFA charterholder and a member of UK Society of Investment Professionals.

Stephen C. Dolce, CFA, serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap and Real Estate Funds. In this role, Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI Funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager, Analyst and Investment Committee Member at Philadelphia International Advisors LP (PIA). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (DCM). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (GMO) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

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David L. Hintz, CFA serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap and Mid-Cap Funds. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

Erin Garrett serves as a Portfolio Manager for the Enhanced Income, Core Fixed Income, U.S. Fixed Income, Conservative Income and Tax-Free Conservative Income Funds. Ms. Garrett serves as a Portfolio Manager for the SEI US Investment Grade fixed income strategies within SIMC's Investment Management Unit. Ms. Garrett's duties include manager analysis and selection, strategy development and enhancement as well as investment research. In her preceding role, Ms. Garrett was an Analyst on the Global Fixed Income team responsible for in-depth due diligence on existing and prospective investment managers for SEI's US fixed-income portfolios. Ms. Garrett earned a Bachelor of Science in Business Administration/Finance and a Master of Business Administration graduating magna cum laude from the Villanova University.

Radoslav Koitchev serves as Portfolio Manager for the Long/Short Alternative and Multi-Strategy Alternative Funds. Mr. Koitchev has served as a Portfolio Manager within the Investment Management Team for SIMC since April 2014. Mr. Koitchev joined SEI in June of 2009.

Michael Schafer serves as Portfolio Manager to the High Yield Bond Fund. Mr. Schafer serves as a Portfolio Manager for the SEI High Yield fixed income strategies within the Investment Management Unit. Mr. Schafer is responsible for the selection of fund sub-advisers and the allocations among these managers to optimize diversification of style and alpha source within the fixed income funds. In this capacity, Mr. Schafer primarily oversees daily cash flows, portfolio exposures, portfolio risks, and performance attribution for the high yield funds. In his prior role, Mr. Schafer was an Analyst on the Global Fixed Income Team responsible for in-depth due diligence on existing and prospective investment managers for SEI's High Yield fixed income portfolios. Mr. Schafer sourced and recommended managers for various mandates, and conducted peer group analysis to understand drivers of risk and return, and a manager's competitive advantage. Prior to joining the Global Fixed Income Team, Mr. Schafer was a member of the Portfolio Implementations Team and Liquidity Management Unit with primary responsibilities for the money market strategies and fixed income implementations. Previously, he was a Supervisor in SEI's fund accounting department. Mr. Schafer received a Master of Business Administration with a concentration in Finance from St. Joseph's University and a Bachelor of Arts in Business Administration and Health Administration from Arcadia University.

James Smigiel serves as a Portfolio Manager for the Dynamic Asset Allocation Fund. Mr. Smigiel has served as Managing Director and Head of Portfolio Strategies Group for SIMC since 2010. Previously, Mr. Smigiel oversaw SIMC's Global Fixed Income team, where his responsibilities included strategy development and manager evaluation and selection. Mr. Smigiel is currently responsible for developing the investment strategies for the Dynamic Asset Allocation Fund.

In addition, for the following Funds, SIMC and its portfolio managers manage all or a portion of the assets of each Fund in a manner that they believe will help each Fund achieve its investment goals:

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LARGE CAP, LARGE CAP VALUE, LARGE CAP GROWTH, TAX-MANAGED LARGE CAP, SMALL CAP, SMALL CAP VALUE, SMALL CAP GROWTH AND TAX-MANAGED SMALL/MID CAP FUNDS:

Eugene Barbaneagra, CFA, manages a portion of the assets of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth and Tax-Managed Small/Mid Cap Funds. Mr. Barbaneagra's investment strategies are implemented through an overlay manager as disclosed in the Funds' principal investment strategies.

HIGH YIELD BOND FUND:

David S. Aniloff, CFA, and Michael Schafer directly manage a portion of the assets of the High Yield Bond Fund.

LONG/SHORT ALTERNATIVE FUND:

With respect to the Long/Short Alternative Fund, Radoslav Koitchev is responsible for the construction of a model portfolio or composite of hedge funds as disclosed in the Long/Short Alternative Fund's principal investment strategy. Sean P. Simko serves as a Portfolio Manager for the Long/Short Alternative Fund and is responsible for directly managing a portion of the assets of the Long/Short Alternative Fund. Mr. Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management team's overall investment process and management of daily trading. Prior to joining SEI, Mr. Simko was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, TIPS, structured products, futures and currencies. Mr. Simko earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder.

DYNAMIC ASSET ALLOCATION FUND:

James Smigiel and James Solloway, CFA, manage, in part, the assets of the Dynamic Asset Allocation Fund, as disclosed in the Fund's principal investment strategy. Mr. Solloway serves as a Portfolio Manager for the Dynamic Asset Allocation Fund. Mr. Solloway is a Portfolio Manager and Managing Director of SEI's Portfolio Strategy Team for the Investment Management Unit where he is responsible for strategic and active asset allocation research. Prior to joining SEI in 2009, Mr. Solloway spent ten years as an Executive Director and portfolio manager at Morgan Stanley in New York. Mr. Solloway earned his Bachelor of Arts in economics from Columbia University and his Master of Business Administration from the Stern School of Business at New York University. Mr. Solloway is a CFA charterholder.

MULTI-STRATEGY ALTERNATIVE FUND:

Radoslav Koitchev directly manages a portion of the assets of the Multi-Strategy Alternative Fund.

REAL RETURN FUND:

Sean P. Simko and Tim Sauermelch, CFA, manage all of the assets of the Real Return Fund. Mr. Sauermelch serves as a Portfolio Manager for the Real Return Fund. Mr. Sauermelch is a Portfolio Manager with the SEI Fixed Income Portfolio Management Team. In this capacity, Mr. Sauermelch is

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responsible for the management of fixed income portfolios including evaluating current market opportunities and providing fundamental and relative value assessments across various fixed income asset class and sectors. Portfolios managed by Mr. Sauermelch consist of US Government securities, inflation linked, investment grade corporate debt and floating-rate instruments. Mr. Sauermelch is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Sauermelch earned a Masters of Business Administration with a concentration in Finance from Villanova University and graduated summa cum laude from Kutztown University of Pennsylvania with a Bachelor of Science in Finance and a minor in Economics. Mr. Sauermelch also holds the FINRA Series 65 license.

SIMC directly manages the assets of the Real Return Fund. Although the Real Return Fund is able to use a multi-manager approach whereby the Fund's assets would be allocated among multiple Sub-Advisers, the Fund's assets currently are managed directly by SIMC. SIMC may, in the future, determine to act as a manager of managers with respect to some or all of the Fund's assets and allocate Fund assets to one or more Sub-Advisers, upon approval from the Board.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year or period ended September 30, 2017, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.39%	0.33%
Large Cap Value Fund	0.35%	0.31%
Large Cap Growth Fund	0.40%	0.32%
Tax-Managed Large Cap Fund	0.40%	0.36%
S&P 500 Index Fund	0.03%	0.03%
Small Cap Fund	0.65%	0.56%
Small Cap Value Fund	0.65%	0.56%
Small Cap Growth Fund	0.65%	0.53%
Tax-Managed Small/Mid Cap Fund	0.65%	0.56%
Mid-Cap Fund	0.40%	0.39%
U.S. Managed Volatility Fund	0.65%	0.42%
Global Managed Volatility Fund	0.65%	0.53%
Tax-Managed Managed Volatility Fund	0.65%	0.42%
Tax-Managed International Managed Volatility Fund*	0.65%	0.36%

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	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Real Estate Fund	0.65%	0.56%
Enhanced Income Fund	0.40%	0.25%
Core Fixed Income Fund	0.275%	0.17%
U.S. Fixed Income Fund	0.275%	0.17%
High Yield Bond Fund	0.4875%	0.40%
Conservative Income Fund	0.10%	0.10%
Tax-Free Conservative Income Fund	0.10%	0.10%
Real Return Fund	0.22%	0.12%
Dynamic Asset Allocation Fund	0.60%	0.17%
Multi-Strategy Alternative Fund	1.50%	0.63%
Long/Short Alternative Fund	0.80%	0.53%

* Commenced operations on October 17, 2016.

For the fiscal year ended September 30, 2017, the Large Cap Index Fund was not in operation. For the current fiscal year, SIMC is expected to receive investment advisory fees, as a percentage of the Large Cap Index Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Index Fund	0.05%	0.02%

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of October 1, 2016 through March 31, 2017, and the Funds' Annual Report, which covers the period of October 1, 2016 through September 30, 2017.

A discussion regarding the basis of the Board's approval of the Large Cap Index Fund's investment advisory and sub-advisory agreements will be available in the Fund's Semi-Annual Report, which will cover the period of October 1, 2017 through March 31, 2018, and the Fund's Annual Report, which will cover the period of October 1, 2017 through September 30, 2018.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Long/Short Alternative Fund and with respect to certain other products not included in this prospectus. The Trust has claimed, on behalf of each Fund (other than the Long/Short Alternative Fund), and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. The Trust and each Fund (other than the Long/Short Alternative Fund) are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class F Shares of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor

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voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of fees by the Funds' adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses of the Class F Shares of the Funds for the most recent fiscal year (ended September 30, 2017) were as follows:

Fund Name — Class F Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Large Cap Fund	0.96%	0.90%	0.89%	0.89%
Large Cap Value Fund	0.93%	0.89%	0.89%	0.89%
Large Cap Growth Fund	0.98%	0.89%	0.89%	0.89%
Tax-Managed Large Cap Fund†	0.95%	0.91%	0.90%	0.89%
S&P 500 Index Fund	0.54%	0.43%	0.43%	0.43%
Small Cap Fund	1.25%	1.15%	1.14%	1.14%
Small Cap Value Fund	1.24%	1.15%	1.14%	1.14%
Small Cap Growth Fund	1.23%	1.11%	1.11%	1.11%
Tax-Managed Small/Mid Cap Fund	1.24%	1.11%	1.11%	1.11%
Mid-Cap Fund	0.99%	0.98%	0.98%	0.98%
U.S. Managed Volatility Fund	1.23%	1.00%	1.00%	1.00%
Global Managed Volatility Fund†	1.24%	1.11%	1.11%	1.11%
Tax-Managed Managed Volatility Fund	1.23%	1.00%	1.00%	1.00%
Tax-Managed International Managed Volatility Fund**	1.39%	1.11%	1.11%	1.11%
Real Estate Fund	1.24%	1.14%	1.14%	1.14%

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Fund Name — Class F Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Enhanced Income Fund†	0.98%	0.60%	0.60%	0.60%
Core Fixed Income Fund†	0.80%	0.67%	0.67%	0.67%
U.S. Fixed Income Fund†	0.79%	0.66%	0.66%	0.66%
High Yield Bond Fund†	1.01%	0.90%	0.90%	0.89%
Conservative Income Fund	0.58%	0.30%	0.30%	0.30%
Tax-Free Conservative Income Fund	0.59%	0.30%	0.30%	0.30%
Real Return Fund†	0.73%	0.45%	0.45%	0.45%
Dynamic Asset Allocation Fund	1.18%	0.75%	0.75%	0.75%
Multi-Strategy Alternative Fund	2.95%	1.95%	1.44%	1.09%
Long/Short Alternative Fund	1.44%	1.17%	1.15%	1.15%

† Total Annual Fund Operating Expenses (before fee waivers) have not been restated to reflect estimated fees and expenses for the current fiscal year and therefore will differ from the Total Annual Fund Operating Expenses line item in the Fees and Expenses table at the front of the prospectus.

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

** Commenced operations on October 17, 2016.

The Large Cap Index Fund was not in operation for the most recent fiscal year ended September 30, 2017. Also, the S&P 500 Index and U.S. Managed Volatility Funds' total annual fund operating expenses and fee waivers (as described below) for the current fiscal year are expected to differ from those of the prior year. As a result, additional information regarding each Fund's fee waivers is provided separately in the table below. Each Fund's total annual Fund operating expenses for the current fiscal year are expected to be less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary section because the Fund's adviser, the Fund's administrator and/or the Fund's distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The voluntary waivers of fees by the Fund's adviser, the Fund's administrator and/or the Fund's distributor are limited to the Fund's direct operating expenses and therefore do not apply to indirect expenses incurred by the Fund, such as AFFE. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Large Cap Index, S&P 500 Index and

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U.S. Managed Volatility Funds' total annual fund operating expenses for the current fiscal year are expected to be as follows:

	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Large Cap Index Fund	0.68%	0.25%	0.25%	0.25%
S&P 500 Index Fund	0.54%	0.25%	0.25%	0.25%
U.S. Managed Volatility Fund	1.23%	0.95%	0.95%	0.95%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

As further described in the Principal Investment Strategies of the Large Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Large Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC ("BIM"), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Large Cap Fund. Lawrence G. Kemp manages the portion of the Large Cap Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA,

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Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment

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management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at

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Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to SCM. Richard Snow is the Chief Investment Officer and Principal at SCM, and has been with the firm since its inception in 2001. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2010. Jessica Bemer, CFA is a Portfolio Manager and Principal at SCM. Ms. Bemer joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2014. Simon Rosenberg, CFA and CPA joined SCM in 2007 as a Senior Analyst, and was appointed to his current role in 2011. Joseph Famoso, CFA joined the firm in 2012 as a Senior Analyst. Joseph Artuso, CFA joined the firm in 2005 as an intern and was appointed to his current role in 2010.

LARGE CAP VALUE FUND:

As further described in the Principal Investment Strategies of the Large Cap Value Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Value Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Large Cap Value Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research

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and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding

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in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Value Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to SCM. Richard Snow is the Chief Investment Officer and Principal at SCM, and has been with the firm since its inception in 2001. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2010. Jessica Bemer, CFA is a Portfolio Manager and Principal at SCM. Ms. Bemer joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2014. Simon Rosenberg, CFA and CPA joined SCM in 2007 as a Senior Analyst, and was appointed to his current role in 2011. Joseph Famoso, CFA joined the firm in 2012 as a Senior Analyst. Joseph Artuso, CFA joined the firm in 2005 as an intern and was appointed to his current role in 2010.

LARGE CAP GROWTH FUND:

As further described in the Principal Investment Strategies of the Large Cap Growth Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Large Cap Growth Fund. Lawrence G. Kemp, CFA manages the portion of the Large Cap Growth Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera

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and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs

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Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Growth Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

LARGE CAP INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Sub-Adviser for the Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Fund allocated to SSGA FM are Michael Feehily, CFA, Karl Schneider, CAIA and Kathleen Morgan, CFA. Mr. Feehily is a Senior Managing Director of SSGA FM and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team, Chairperson for the firm's Trade Management Oversight Committee and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA FM in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Schneider is a Managing Director of SSGA FM and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a Portfolio Manager in SSGA FM's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the

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Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association. Ms. Morgan is a Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA FM, Ms. Morgan worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Ms. Morgan's prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. Ms. Morgan has also earned the CFA designation.

TAX-MANAGED LARGE CAP FUND:

As further described in the Principal Investment Strategies of the Tax-Managed Large Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Lawrence G. Kemp, CFA manages the portion of the Tax-Managed Large Cap Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of

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Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in

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May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment

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Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Schafer Cullen Capital Management: Schafer Cullen Capital Management (Schafer Cullen), located at 645 5th Avenue, Suite 1201, New York, NY 10022, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Schafer Cullen. James Cullen is the founder of Schafer Cullen and has been its Chief Executive Officer since December 1982. Jennifer Chang has worked at Schafer Cullen since 2006 working as Research Director prior to being promoted to Portfolio Manager in 2014.

S&P 500 INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the S&P 500 Index Fund allocated to SSGA FM are Michael Feehily, CFA, Mark Krivitsky and Karl Schneider, CAIA. Mr. Feehily is a Senior Managing Director of SSGA FM and Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team, Chairperson for the firm's Trade Management Oversight Committee and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA FM in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Krivitsky is a Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions (GEBS) Group and Tax-Efficient Market Capture Group. Mr. Krivitsky is responsible for managing both U.S. and international index funds and taxable institutional accounts. Mr. Krivitsky's previous experience at SSGA FM includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the Mutual Funds Division in 1992. Mr. Krivitsky has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University. Mr. Schneider is a Managing Director of SSGA FM and Deputy Head of GEBS in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a Portfolio Manager in SSGA FM's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA FM in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science

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in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

SMALL CAP FUND:

As further described in the Principal Investment Strategies of the Small Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Small Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Montie L. Weisenberger manages the portion of the Small Cap Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Falcon Point Capital, LLC: Falcon Point Capital, LLC (Falcon Point), located at Two Embarcadero Center, Suite 420, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Falcon Point. Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell-side Research Analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, Mr. Thomas worked as a Consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude, in Finance from Loyola University in Maryland and an M.B.A. with Honors from Columbia Business School. James A. Bitzer, CFA, Senior Managing Director and Director of Research, joined Falcon Point in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a Financial Analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude, in Business Economics from the University of California, Santa Barbara and an M.B.A. with Honors in Finance from the University of Michigan Business School. Michael J. Mahoney, Senior

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Managing Director and Portfolio Manager, joined Falcon Point in 2001 from Interwoven, where he was Director of Investor Relations. Mr. Mahoney held this position since 2000 when Interwoven acquired Neonyoyo, a wireless software startup, where he was Chief Strategy Officer. Prior to Interwoven, Mr. Mahoney was an Investment Manager in San Francisco for 9 years, specializing in telecommunications, technology and media investments. Mr. Mahoney was Director of the Global Telemedia Group at Dresdner RCM Global Investors from 1999 to 2000. Previously, Mr. Mahoney was Portfolio Manager of the GT (later AIM) Global Telecommunications Fund and an Analyst for GT Capital Management in San Francisco from 1991 to 1999. Before his money management career, Mr. Mahoney worked as a Consultant at Bain & Company in Boston and as a Corporate Finance Analyst at E. F. Hutton & Co. in New York. Mr. Mahoney has an M.B.A. from the Stanford Graduate School of Business and a B.A. from Whitman College, where he was elected to Phi Beta Kappa and now serves on the Board of Overseers (emeritus) and the Investment Committee.

LMCG Investments, LLC: LMCG Investments, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, Managing Director, Value Equities. Mr. Vingers has over 27 years of investment experience and has been with LMCG since 2009.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Rice Hall James & Associates LLC: Rice Hall James & Associates LLC (RHJ), located at 600 West Broadway Suite 1000, San Diego, California 92101-3383, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to RHJ. Lou Holtz has served as a Portfolio Manager with RHJ since 2008. Mr. Holtz served previously as a Managing Director and Portfolio Manager at Engemann Asset Management from 1996 to 2008. Yossi Lipsker has served as a Portfolio Manager with RHJ since 2008. Previously, Mr. Lipsker served as a Managing Director and Portfolio Manager at Engemann Asset Management from 1995 to 2008.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

SMALL CAP VALUE FUND:

As further described in the Principal Investment Strategies of the Small Cap Value Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

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AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Value Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Small Cap Value Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Cardinal Capital Management, L.L.C.: Cardinal Capital Management, L.L.C. (Cardinal), located at Four Greenwich Office Park, Greenwich, Connecticut 06831 serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund allocated to Cardinal. Eugene Fox, Robert Kirkpatrick, CFA, and Rachel Matthews have all been with Cardinal for more than 16 years. Robert Fields has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Small Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Value Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and

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portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

SMALL CAP GROWTH FUND:

As further described in the Principal Investment Strategies of the Small Cap Growth Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

ArrowMark Partners: ArrowMark Partners (ArrowMark), which is registered with the SEC as ArrowMark Colorado Holdings, LLC, is located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206 and serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to ArrowMark. Chad Meade and Brian Schaub joined ArrowMark in May 2013 and serve as Co-Portfolio Managers for ArrowMark's Small Cap Growth and Small/Mid Cap strategies. Mr. Meade, Portfolio Manager, joined ArrowMark Partners in May 2013. Mr. Meade serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Meade served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013). Mr. Schaub, Portfolio Manager, joined ArrowMark in May 2013. Mr. Schaub serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Schaub served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013).

Axiom International Investors LLC: Axiom International Investors LLC (Axiom), located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to Axiom. Mr. David Kim, CFA, is the Lead Portfolio Manager for the Axiom US Small Cap Equity Strategy and Co-Portfolio Manager for the Axiom Global and International Micro-Cap Funds. Prior to joining Axiom, Mr. Kim was a Research Analyst for small and micro-capitalization companies at Pinnacle Associates LTD. Mr. Kim is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Kim holds a B.S. degree in Business Administration from Georgetown University, with a double major in Finance and International Business. Mr. Kim also attended Georgetown's Corporate Business Program at the Chinese University of Hong Kong. Mr. Matthew Franco, CFA, is the Lead Portfolio Manager for the International Small-Cap Equity Strategy and the Axiom Global and International Micro-Cap Equity Funds and Co-Portfolio Manager for the US Small Cap Equity Strategy. Mr. Franco was one of the original investment team members at Axiom's inception in 1998. Prior to Axiom, Mr. Franco was an Associate at Columbus Circle Investors, a unit of PIMCO Advisors LP, where he was an Analyst for the International Fund. Mr. Franco was also affiliated with investment boutique R.L. Renck & Company, a small capitalization company specialist firm. Mr. Franco has the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Franco holds a B.S., summa cum laude, in Finance with a concentration in Asian Studies from Saint John's University.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the

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Small Cap Growth Fund. Montie L. Weisenberger manages the portion of the Small Cap Growth Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Falcon Point Capital, LLC: Falcon Point Capital, LLC (Falcon Point), located at Two Embarcadero Center, Suite 420, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund allocated to Falcon Point. Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell-side Research Analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, Mr. Thomas worked as a Consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude, in Finance from Loyola University in Maryland and an M.B.A. with Honors from Columbia Business School. James A. Bitzer, CFA, Senior Managing Director and Director of Research, joined Falcon Point in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a Financial Analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude, in Business Economics from the University of California, Santa Barbara and an M.B.A. with Honors in Finance from the University of Michigan Business School. Michael J. Mahoney, Senior Managing Director and Portfolio Manager, joined Falcon Point in 2001 from Interwoven, where he was Director of Investor Relations. Mr. Mahoney held this position since 2000 when Interwoven acquired Neonyoyo, a wireless software startup, where he was Chief Strategy Officer. Prior to Interwoven, Mr. Mahoney was an Investment Manager in San Francisco for 9 years, specializing in telecommunications, technology and media investments. Mr. Mahoney was Director of the Global Telemedia Group at Dresdner RCM Global Investors from 1999 to 2000. Previously, Mr. Mahoney was Portfolio Manager of the GT (later AIM) Global Telecommunications Fund and an Analyst for GT Capital Management in San Francisco from 1991 to 1999. Before his money management career, Mr. Mahoney worked as a Consultant at Bain & Company in Boston and as a corporate Finance Analyst at E. F. Hutton & Co. in New York. Mr. Mahoney has an M.B.A. from the Stanford Graduate School of Business and a B.A. from Whitman College, where he was elected to Phi Beta Kappa and now serves on the Board of Overseers (emeritus) and the Investment Committee.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Growth Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

TAX-MANAGED SMALL/MID CAP FUND:

As further described in the Principal Investment Strategies section of the Tax-Managed Small/Mid Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC, will manage its portion of the Tax-Managed Small/Mid Cap Fund's portfolio by making recommendations as to the

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purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Cardinal Capital Management, L.L.C.: Cardinal Capital Management, L.L.C. (Cardinal), located at Four Greenwich Office Park, Greenwich, Connecticut 06831 serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund allocated to Cardinal. Eugene Fox, Robert Kirkpatrick, CFA, and Rachel Matthews have all been with Cardinal for more than 16 years. Robert Fields has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price.

CastleArk Management LLC: CastleArk Management LLC (CastleArk), located at 1 North Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to CastleArk. James Stark, CFA, and Greg Baxter, CFA, serve as Co-Managers of CastleArk's small company growth strategies and each has been with the firm since 2007.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Rice Hall James & Associates LLC: Rice Hall James & Associates LLC (RHJ), located at 600 West Broadway Suite 1000, San Diego, California 92101-3383, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to RHJ. Lou Holtz has served as a Portfolio Manager with RHJ since 2008. Mr. Holtz served previously as a Managing Director and Portfolio Manager at Engemann Asset Management from 1996 to 2008. Yossi Lipsker has served as a Portfolio Manager with RHJ since 2008.

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Previously, Mr. Lipsker served as a Managing Director and Portfolio Manager at Engemann Asset Management from 1995 to 2008.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

MID-CAP FUND:

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Mid-Cap Fund. A team of investment professionals manages the portion of the Mid-Cap Fund's assets allocated to QMA. The team consists of Peter Xu, Ph.D., Stacie L. Mintz, CFA and Devang Gambhirwala. Dr. Xu, a Managing Director at QMA, is responsible for the portfolio management investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Dr. Xu conducts equity market research, the results of which are used in the stock selection process for all of QMA's US Core Equity portfolios. Ms. Mintz, a Managing Director at QMA, is responsible for the portfolio management and investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Ms. Mintz is also responsible for overseeing QMA's equity mandates. Mr. Gambhirwala, a Principal at QMA, is responsible for the portfolio management and investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Mr. Gambhirwala is also responsible for overseeing QMA's US Core Equity long-short and large-cap mandates and is also responsible for the management of structured products. Prior to joining QMA, Dr. Xu, Ms. Mintz and Mr. Gambhirwala were employed by QMA's predecessor, Prudential Investment Management, Inc. since 1997, 1992 and 1986, respectively.

U.S. MANAGED VOLATILITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Mr. Aronson, CFA, CIC, has been Managing Principal and a Portfolio Manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Ms. Cranston, CFA, CPA, Principal, has been a Portfolio Manager with AJO since 2007 and a Portfolio and Financial Accountant with AJO since 1991. Ms. Moore, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 1998. Mr. Whitehead, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 2004. Mr. Rogers, CFA, Principal, has been a Portfolio Manager with AJO since 2012, and he was a trader with AJO beginning in 1993.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a

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Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 12 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the U.S. Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ryan Taliaferro, Senior Vice President and Portfolio Manager, serves as lead portfolio manager to the Global Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Senior Vice President and Portfolio Manager, serves as back-up portfolio manager to the Global Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a Vice President and Quantitative Analyst within the Quantitative Investment Group at Wellington Management Co.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. David Krider, a Portfolio Manager, joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc. and served as the firm's Chief Technology Officer from 1996-2005. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Krider. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

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TAX-MANAGED MANAGED VOLATILITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to AJO. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Mr. Aronson, CFA, CIC, has been Managing Principal and a Portfolio Manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Ms. Cranston, CFA, CPA, Principal, has been a Portfolio Manager with AJO since 2007 and a Portfolio and Financial Accountant with AJO since 1991. Ms. Moore, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 1998. Mr. Whitehead, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 2004. Mr. Rogers, CFA, Principal, has been a Portfolio Manager with AJO since 2012, and he was a trader with AJO beginning in 1993.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 12 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the Tax-Managed Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

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TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND:

As further described in the Principal Investment Strategies of the Tax-Managed International Managed Volatility Fund's Fund Summary section, each Sub-Adviser, except for Parametric Portfolio Associates (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

Acadian Asset Management, LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to Acadian. Ryan Taliaferro, Senior Vice President and Portfolio Manager, serves as lead portfolio manager to the Tax-Managed International Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Senior Vice President and Portfolio Manager, serves as back-up portfolio manager to the Tax-Managed International Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a Vice President and Quantitative Analyst within the Quantitative Investment Group at Wellington Management Co.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. David Krider, a Portfolio Manager, joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc. and served as the firm's Chief Technology Officer from 1996-2005. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Krider. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. A team of investment professionals at Parametric, led by Paul

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Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

REAL ESTATE FUND:

CenterSquare Investment Management LLC: CenterSquare Investment Management LLC (CenterSquare), located at 630 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, serves as a Sub-Adviser to the Real Estate Fund. Dean Frankel, CFA, and Eric Rothman, CFA, manage the portion of the Real Estate Fund's assets allocated to CenterSquare. Mr. Frankel is the Global Head of Real Estate Securities at CenterSquare Investment Management. Mr. Frankel is responsible for management of the firm's proprietary research process, as well as analyzing and interpreting the implications of major events and economic trends. Mr. Frankel manages the daily operations of the real estate securities portfolios, and has ultimate decision making authority for the core U.S. and Global REIT strategies. Mr. Frankel joined CenterSquare in 1997 and holds a B.S. in Economics from the University of Pennsylvania's Wharton School of Business. Mr. Rothman serves as Portfolio Manager for CenterSquare's real estate securities group. Mr. Rothman joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the real estate securities universe. Mr. Rothman also manages a global REIT high yield separate account mandate which leverages the global research platform in place. Mr. Rothman brings 22 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a Sell-side REIT Analyst at Wachovia Securities and three years as an Analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Real Estate Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist. Mr. Statz is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director. Mr. Bedell directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

ENHANCED INCOME FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced Income Fund. A team of investment professionals manages the portion of the Enhanced Income Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Lead Portfolio Manager. Mr. Leupp has been with the Ares Tradable Credit Group since 2003 and has been a Portfolio Manager since 2007. Mr. Brufsky and Mr. Leupp have over 27 years and 28 years, respectively, of experience with the leveraged finance asset class.

Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston,

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Massachusetts 02210, serves as a Sub-Adviser to the Enhanced Income Fund. Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, serves as Portfolio Manager of the portion of the Enhanced Income Fund's assets allocated to Wellington Management. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; and James Gaul, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1988 as a Fixed Income Trader specializing in mortgage securities. Since 1997, Mr. Brown has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. Mr. Klemmer shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the Lead Trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. Mr. Lourie develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown and Mr. Lourie on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the

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Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Group Managing Director, Chief Investment Officer — Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. WellsCap is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. A team of investment professionals led by Tom O'Connor, CFA, Managing Director, Senior Portfolio Manager and Co-Head, Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, Maulik Bhansali, CFA, Senior Portfolio Manager, and Jarad Vasquez, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. Mr. Bhansali joined WellsCap in 2001, where he began his investment career. Mr. Vasquez joined WellsCap in 2007 and began his investment career in 2001. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, CFA, Chai-Liang Lian, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Eichstaedt, Lian, Lindbloom and Buchannan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 20 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and both Mr. Lindbloom and Mr. Buchanan joined Western Asset as Portfolio Managers in 2005. Mr. Lian joined Western Asset as a Portfolio Manager in 2011. Mr. Lian also serves as Western Asset's Head of Emerging Markets Debt. Mr. Buchanan also serves as Western Asset's Deputy Chief Investment Officer and Head of Global Credit.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 40 years of industry experience.

U.S. FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of

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investment professionals manages the portion of the U.S. Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; and James Gaul, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1988 as a Fixed Income Trader specializing in mortgage securities. Since 1997, Mr. Brown has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. Mr. Klemmer shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the Lead Trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. Mr. Lourie develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown and Mr. Lourie on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the U.S. Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Group Managing Director, Chief Investment Officer — Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

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Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the U.S. Fixed Income Fund. WellsCap is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. A team of investment professionals led by Tom O'Connor, CFA, Managing Director, Senior Portfolio Manager and Co-Head, Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, Maulik Bhansali, CFA, Senior Portfolio Manager, and Jarad Vasquez, Senior Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. Mr. Bhansali joined WellsCap in 2001, where he began his investment career. Mr. Vasquez joined WellsCap in 2007 and began his investment career in 2001. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the U.S. Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt and Mark S. Lindbloom, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 20 years. Mr. Leech joined Western Asset in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as a Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the U.S. Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 40 years of industry experience.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Lead Portfolio Manager. Mr. Leupp has been with the Ares Tradable Credit Group since 2003 and has been a Portfolio Manager since 2007. Mr. Brufsky and Mr. Leupp have over 27 years and 28 years, respectively, of experience with the leveraged finance asset class.

Benefit Street Partners L.L.C.: Benefit Street Partners L.L.C. (Benefit Street), located at 9 West 57th Street, Suite 4920, New York, New York 10019, serves as Sub-Adviser to the High Yield Bond Fund. The Benefit Street business was established in 2008 in partnership with Providence Equity Partners L.L.C. (Providence). Thomas Gahan, Michael Paasche and Paul Karpers manage the portion of the assets of the High Yield Bond Fund allocated to Benefit Street. Mr. Gahan is the founder and Chief Executive Officer of Benefit Street since the firm's formation. Mr. Paasche has been a Senior Managing Director of Benefit

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Street and its affiliates since the firm's formation. Mr. Karpers has been a Managing Director of Benefit Street and its affiliates since 2016.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. Donald E. Morgan III and Douglas C. Pardon manage the portion of the High Yield Bond Fund's assets allocated to Brigade. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006. Mr. Pardon joined Brigade in 2007 and became involved with the investment decision made with respect to the High Yield Bond Fund in 2017. Prior to joining Brigade, Mr. Pardon was a Vice President/Senior Analyst in the High Yield Group at Lehman Asset Management. Mr. Pardon also served as an Analyst in the Mergers and Acquisitions Group at Merrill Lynch & Co.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly -owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

CONSERVATIVE INCOME FUND:

BlackRock Advisors, LLC: BlackRock Advisors, LLC (BAL), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Conservative Income Fund pursuant to an investment sub-advisory agreement. BAL was organized in 1994 to perform advisory services for investment companies. As of September 30, 2017, assets under management were approximately $5.98 trillion for BAL and its affiliates. Richard Mejzak, CFA and Eric Hiatt, CFA, FRM, manage the portion of the Conservative Income Fund's assets allocated to BAL. Mr. Mejzak has been a Managing Director of BlackRock, Inc. since 2008. Prior to his appointment as Managing Director, Mr. Mejzak was a Director of BlackRock, Inc. from 2006 to 2007. Mr. Mejzak serves as Co-Chair of the Rule 2a-7 Investment Strategy and Risk Committee and is a Member of the Cash and Securities Lending Credit Committee. Mr. Hiatt has been a Director of BlackRock, Inc. since 2012. Prior to his appointment as Director, Mr. Hiatt was a Senior Vice President and Portfolio Manager at Dwight Asset Management from 2009 to 2012.

TAX-FREE CONSERVATIVE INCOME FUND:

BlackRock Advisors, LLC: BlackRock Advisors, LLC (BAL), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Tax-Free Conservative Income Fund pursuant to an investment sub-advisory agreement. BAL was organized in 1994 to perform advisory services for investment companies. As of September 30, 2017, assets under management were approximately $5.98 trillion for BAL and its affiliates. William Henderson, Jr. and Kevin Schiatta manage the portion of the Tax-Free Conservative Income Fund's assets allocated to BAL. Mr. Henderson has been a Managing Director of BlackRock, Inc. since 2004. Prior to his appointment as Managing Director, Mr. Henderson was a Director of BlackRock, Inc. from 2000 to 2003. Mr. Henderson

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is a member of the Municipal Bond Operating Committee and the Global Cash Management Credit Committee. Mr. Schiatta has been a Director of BlackRock, Inc. since 2013. Prior to his appointment as a Director Mr. Schiatta was an Associate of BlackRock, Inc. from 2010 to 2012.

DYNAMIC ASSET ALLOCATION FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Dynamic Asset Allocation Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Dynamic Asset Allocation Fund allocated to SSGA FM are Charles McGinn, Tyhesha Harrington and Philip Lee, CFA. Mr. McGinn is a Vice President of SSGA FM and a Portfolio Manager in the Investment Solutions Group (ISG), where he manages a variety of portfolios. As a member of the Exposure Management Team within ISG, Mr. McGinn is responsible for the oversight of over $20 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group's separate accounts, Mr. McGinn is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group's Country Selection strategy. As the lead portfolio manager of the Country Selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. Mr. McGinn is also an active participant in making tactical calls in all of the portfolios where ISG has been given discretion. In addition, Mr. McGinn is responsible for the management of the SEI Dynamic Asset Allocation Funds registered in the United Sates and the United Kingdom. Prior to his current role, Mr. McGinn was an Operations Analyst at SSGA, where he specialized in developed and emerging market equity funds. Mr. McGinn has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science in Business Administration. Ms. Harrington is a Vice President of SSGA FM and a Senior Portfolio Manager in ISG. In this role, Ms. Harrington is responsible for developing and implementing investment solutions for clients, including strategic and tactical global balanced funds, equitization and exposure management strategies. Prior to joining SSGA FM, Ms. Harrington worked as a Portfolio Manager at PanAgora Asset Management where she managed passive U.S. and international equity strategies and multi-asset class strategies. Ms. Harrington's responsibilities also included running optimizations and trading. Ms. Harrington has been working in the investment management field since 1995. Ms. Harrington holds Bachelor of Arts degrees in Psychology and Urban Studies from Boston University and a Master degree in Business Administration with a concentration in Finance from the Graduate School of Management at Boston University. Mr. Lee is a Vice President of SSGA FM, and the Adviser and a Senior Portfolio Manager in ISG. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA FM, Mr. Lee worked as a portfolio manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. Previously, Mr. Lee was a member of the GTAA team at Analytic Investors where he managed active global asset allocation portfolios and developed quantitative models. Before working in the investment management field, he was with Oracle as a software development manager. Mr. Lee is a CFA charterholder and holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina.

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MULTI-STRATEGY ALTERNATIVE FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund's assets allocated to Acadian. Alex Voitenok, Senior Vice President and Director of Long/Short Strategies, serves as portfolio manager to the Multi-Strategy Alternative Fund. Mr. Voitenok joined Acadian in June 2012 with a primary focus of overseeing Acadian's long/short equity products. Previously, Mr. Voitenok was a senior portfolio manager at Gartmore Investment Management in London and Boston, where he focused on long/short funds while co-managing a global active book of business of US $3 billion. Mr. Voitenok was also the product architect behind Gartmore's next generation of quantitative models. Brendan Bradley, Senior Vice President, Director of Portfolio Management and Deputy Chief Investment Officer, serves as Co-Portfolio Manager to the Multi-Strategy Alternative Fund. Mr. Bradley joined Acadian in September 2004 as a senior member of the Research and Portfolio Management teams. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies at Acadian, and in 2013, became Director of Portfolio Management, overseeing portfolio management policy. Mr. Bradley was appointed Deputy Chief Investment Officer in 2017.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. Donald E. Morgan III and Douglas C. Pardon manage the portion of the Multi-Strategy Alternative Fund's assets allocated to Brigade. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the Multi-Strategy Alternative Fund. Mr. Morgan, Managing Partner and Portfolio Manager, formed Brigade in 2006 and has served as the Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006. Mr. Pardon, Co-Portfolio Manager, joined Brigade in 2007 and became involved with the investment decision made with respect to the Multi-Strategy Alternative Fund in 2017. Prior to joining Brigade, Mr. Pardon was a Vice President/Senior Analyst in the High Yield Group at Lehman Asset Management. Mr. Pardon also served as an Analyst in the Mergers and Acquisitions Group at Merrill Lynch & Co.

Caerus Investors, LLC: Caerus Investors, LLC (Caerus), located at 460 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund's assets allocated to Caerus. Caerus was founded in January 2009 by Ward Davis. Mr. Davis is the Founder, Chief Investment Officer and Portfolio Manager at Caerus. Mr. Davis has 23 years of experience actively researching consumer equities and 17 years of experience as a consumer sector portfolio manager. Brian Agnew is Managing Partner and Portfolio Manager at Caerus. Mr. Agnew joined Caerus as a Partner in February 2009. Mr. Agnew has 23 years of experience actively researching consumer equities and 9 years of experience as a consumer sector portfolio manager.

Emso Asset Management Limited: Emso Asset Management Limited (Emso), located at Iron Trades House, 21 Grosvenor Place, London, SW1X 7HN, serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Mark R. Franklin and John Hynes manage the portion of the Multi-Strategy Alternative Fund's assets allocated to Emso. Mr. Franklin is the Chief Investment Officer and Chief Executive Officer of Emso. Mr. Franklin began his career in international banking in 1979, and lived and worked throughout Latin America holding various positions in Argentina, Colombia and Mexico.

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Mr. Franklin joined Salomon Brothers (Salomon) in 1986 to establish and co-run their emerging markets customer business. Following his appointment to the position of Partner in 1991, Mr. Franklin joined Salomon's proprietary trading division where he started and successfully ran the emerging markets investment business until the merger with Citigroup. After the merger Mr. Franklin created Emso's flagship fund, established Emso Partners Limited (then as a subsidiary of Citibank, and now Emso Asset Management Limited), and ultimately executed Emso's employee buyout in 2013. During the past 17 years Mr. Franklin has built a wide institutional investor base and a strong performance track record in Emso's funds. Mr. Franklin holds a B.A. from Brown University in Economics. Mr. Franklin is a Trustee of Tusk, a pan-African charitable trust. Mr. Hynes is a Portfolio Manager focusing on liquid alternative strategies. Before joining Emso in 2011, Mr. Hynes spent 17 years at Fidelity Investments and Fidelity International, most latterly within the Emerging Markets Equity Group, working as a Portfolio Manager for the Fidelity Series Emerging Markets Fund. At Fidelity, Mr. Hynes also held at various times the positions of Global EM Analyst, European HY Credit Analyst, European Equity Analyst, Co-head of International Fixed Income, and Senior Global Bond Trader. Previously, Mr. Hynes worked as a Global Bond Trader at Watermark Management, and began his career as a Research Associate at Temple, Barker & Sloane. Mr. Hynes earned an M.B.A. in Finance from The Wharton School, University of Pennsylvania, and a B.A. in Economics from Dartmouth College.

Kettle Hill Capital Management, LLC: Kettle Hill Capital Management, LLC (Kettle Hill), located at 655 Third Avenue, New York, New York 10017-5617, serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund allocated to Kettle Hill. Andrew Kurita is the Founder of Kettle Hill and has served as a Portfolio Manager since Kettle Hill's inception in 2003. Prior to this role, Mr. Kurita was a Vice President at Andor Capital Management, LLC where he covered the industrial sector for the Diversified Growth Fund. From 1996 to 2001, Mr. Kurita worked at Cramer Rosenthal McGlynn, LLC, where he was a Vice President and Analyst on hedge fund and small cap value products. Mr. Kurita is a CFA charterholder with more than 21 years of small cap and hedge fund investing experience. Mr. Kurita graduated cum laude with honors with a B.A. in Economics from Williams College in 1995.

Mountaineer Partners Management, LLC: Mountaineer Partners Management, LLC (Mountaineer), located at 150 East 58th Street, 14th Floor, New York, New York 10155 serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals headed by Mark Lee manages the portion of the Multi-Strategy Alternative Fund allocated to Mountaineer. Mr. Lee is the Founder and Managing Member of Mountaineer, an opportunistic value and event hedge fund founded in 2011 that invests long and short in equity and debt. Prior to founding Mountaineer, Mr. Lee worked at Contrarian Capital Management, LLC (Contrarian) from 1999 to 2011. Mr. Lee joined Contrarian as a Distressed Debt Analyst, and then in 2003 founded and was the sole Portfolio Manager for the Contrarian Long Short Fund for eight years until he departed to launch Mountaineer in January 2011. In late 2008, Mr. Lee also assumed management of the Contrarian Distressed Equity Fund, which he managed until his departure in January 2011. Both Contrarian Long Short and Contrarian Distressed Equity utilized a similar analytical framework to Mountaineer. Prior to Contrarian, Mr. Lee worked as an Associate at Blavin & Co., a concentrated, long-biased value fund, and as an Associate at Centre Partners, a Lazard-affiliated private equity firm. Mr. Lee began his career in finance in 1992 as an investment banker at Credit Suisse First Boston. Mr. Lee received an M.B.A. from Harvard Business School and an A.B., Magna Cum Laude, from Harvard College.

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Ramius Advisors, LLC: Ramius Advisors, LLC (Ramius), located at 599 Lexington Avenue, 19th Floor, New York, New York 10022 serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund allocated to Ramius. Ethan Johnson is a Portfolio Manager and is responsible for risk arbitrage investments at the firm. Mr. Johnson joined Ramius in 2007 as a Research Analyst on the Ramius risk arbitrage desk. Andrew Cohen is a Fund Risk Manager and monitors risk with respect to the risk arbitrage investments at the firm. Mr. Cohen joined Ramius in 2001.

LONG/SHORT ALTERNATIVE FUND:

Beachhead Capital Management, LLC: Beachhead Capital Management, LLC (Beachhead), located at 640 Fifth Avenue, 14th Floor, New York, New York 10019, serves as a Sub-Adviser to the Long/Short Alternative Fund. Andrew Beer and Mathias Mamou-Mani manage the portion of the Long/Short Alternative Fund's assets allocated to Beachhead. Mr. Beer is Co-Portfolio Manager and a member of the investment committee of Beachhead, where he has overseen investment research since the inception of the firm in July 2012. From January 2010 to July 2012, Mr. Beer served as Senior Advisor to Belenos Capital Management LLC, the predecessor firm to Beachhead. Mr. Beer is a member of the Board of Directors of the US Fund for UNICEF, and a co-founder of the Pierrepont School, a co-educational K-12 independent school located in Westport, Connecticut. Mr. Beer received his M.B.A. from Harvard Business School, and his A.B. magna cum laude from Harvard College. Mr. Mamou-Mani is Co-Portfolio Manager and a member of the investment committee of Beachhead, where he has had primary responsibility for risk management since the inception of the firm in July 2012. From January 2010 to July 2012, Mr. Mamou-Mani served as Vice President and Head of Trading at Belenos Capital Management LLC, the predecessor firm to Beachhead. Prior to joining Belenos Capital Management LLC, Mr. Mamou-Mani worked as an IT consultant and project manager for clients including the French Ministry of Defense and France Telecom. Mr. Mamou-Mani received his M.B.A. from the NYU Stern School of Business, where he specialized in Quantitative Finance, and his B.S. and M.S. in Computer Science from University of Paris Dauphine, France.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

Related Account Performance

DYNAMIC ASSET ALLOCATION FUND

SIMC serves as investment adviser to both the Fund and another fund with the same name, but which is a series of a different registered investment company, SEI Institutional Investments Trust (the Related Fund). The Fund's portfolio will be managed substantially similar to that of the Related Fund. The Fund and the Related Fund share the same portfolio managers. The Fund also has the same (or substantially similar) investment objective, investment policies and principal investment strategies as the Related Fund. Since January 31, 2017, the Fund's investment strategy has permitted it to invest a portion of its assets through a wholly-owned foreign subsidiary. Since April 2013, the Related Fund similarly has had the ability to invest a portion of its assets through a wholly-owned foreign subsidiary; however, this was

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not a material component of the Related Fund's investment strategy for the performance period set forth below.

The Related Fund offers only Class A Shares. Because the total annual operating expenses of Class F Shares of the Fund are expected to be higher than the total annual operating expenses of the Class A Shares of the Related Fund, if the expense structure of the Class F Shares of the Fund was imputed to the Related Fund, the performance results of the Related Fund would have been lower. In addition, SIMC and its affiliates may voluntarily waive a portion of their fees with respect to any of the Fund or the Related Fund, which could lead to differences in performance between them.

The bar charts and the performance tables below provide some indication of the risks of investing in the Class F Shares of the Fund by showing changes in the Related Fund's performance from year to year for the past five calendar years and by showing how the Related Fund's average annual returns for 1 and 5 years, and since the Related Fund's inception, compared with those of a broad measure of market performance.

The past performance of the Related Fund is not necessarily an indication of how the Fund will perform in the future, does not guarantee similar results for the Fund and is not the Fund's own historical record. You should not rely on this performance data as an indication of future performance of SIMC or of the Fund. In addition, the performance information presented for the Related Fund is current as of the date shown, but may not be current as of the date you are reviewing this Prospectus. Consequently, the performance of the Related Fund may vary from that shown below.

Related Fund (for the period ended December 31, 2016)

Best Quarter: 11.75% (03/31/13) Worst Quarter: -6.98% (09/30/15)

The Related Fund's Class A total return (pre-tax) for the fiscal year ended May 31, 2017 was 19.17%. As of May 31, 2017, the Related Fund consisted of approximately $2.48 billion in assets.

Average Annual Total Returns for the Related Fund (for the period ended December 31, 2016)

The table below compares the Related Fund's average annual total returns for Class A Shares to those of a broad-based index that may provide investors with a useful comparison of the Related Fund's overall performance. Since inception returns for the index in the table below are shown from July 31, 2010. The performance for the Related Fund is shown net of fees and expenses and reflects the deduction of all management and brokerage fees and other expenses paid by the Related Fund. The following is not the SIMT Fund's performance and is not indicative of the future performance of the Fund.

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Related Fund — Class A	1 Year	5 Years	Since Inception (7/30/2010)*
Return Before Taxes	12.27%	15.48%	13.69%
Return After Taxes on Distributions	11.77%	13.77%	12.11%
Return After Taxes on Distributions and Sale of Fund Shares	7.21%	11.72%	10.46%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	14.50%

* Index returns are shown from July 31, 2010.

LONG/SHORT ALTERNATIVE FUND

Due to the nature of its investments, the Long/Short Alternative Fund and SIMC as the investment adviser to the Fund are subject to regulation under the CEA. Because the Fund is regulated by the Commodity Futures Trading Commission and NFA as a commodity pool, and by the SEC as a registered investment company, it is subject to each regulator's disclosure requirements. To harmonize certain CEA disclosure requirements with SEC disclosure requirements, Rule 4.12(c)(3)(i) under the CEA requires the pool operator of an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool. However, SIMC does not manage any pool that has investment objectives, policies and strategies that are substantially similar to the Long/Short Alternative Fund.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") Class F Shares of the Funds. The Funds offer Class F Shares only to financial institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class F Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the

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Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which classes of shares are available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity

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securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

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The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or

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other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  If the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  If a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason, without notice.

Judgments with respect to the implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

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The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the

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then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class F Shares of any Fund for Class F Shares of any other fund of SEI Institutional Managed Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund.

When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

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Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and

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the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may compensate these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information, including policies and procedures, for the Funds can be obtained in the SAI and on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Except as set forth below, five calendar days after each month end, a list of all portfolio

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holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information for the Multi-Strategy Alternative and Long/Short Alternative Funds can be obtained on the Internet at the Portfolio Holdings Website. Sixty calendar days after the end of each quarter, a list of all portfolio holdings in each Fund as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to each Fund shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income and Real Return Funds to distribute their investment income quarterly. It is the policy of the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Long/Short Alternative and Dynamic Asset Allocation Funds to distribute their investment income annually. It is the policy of the Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income and Tax-Free Conservative Income Funds to declare their net investment income daily and distribute it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan.

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The recently enacted Tax Cuts and Jobs Act (the Tax Act) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.

Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an ETF taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is expected that distributions from the Real Return, Real Estate, High Yield Bond, Enhanced Income, Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds will primarily consist of ordinary income and that distributions from such Funds will generally not be eligible for the lower tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 20%. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain Funds' investment strategies will significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss

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to the extent that capital gain dividends were paid with respect to such Fund shares and disallowed to the extent that exempt interest dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds use a tax management technique known as highest in, first out. Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Certain Funds may invest in REITs. The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Funds to pass through the special character of "qualified REIT dividends" to shareholders.

The Tax-Free Conservative Income Fund intends to make distributions of tax exempt-interest dividends that are exempt from federal income tax. In order to pay tax-exempt interest dividends to shareholders, the Tax-Free Conservative Income Fund must invest at least 50% of its net assets in securities that pay interest that is exempt from federal income tax. The Tax-Free Conservative Income Fund may invest a portion of its assets in securities that generate income that is subject to federal, state or local income taxes. Income exempt from federal tax may be subject to state and local taxes as well as the Federal Alternative Minimum Tax. The Tax-Free Conservative Income Fund may not be a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

While the Tax-Free Conservative Income Fund intends, under normal circumstances, to invest at least 50% of its net assets in municipal securities that pay interest that is exempt from federal income tax in order to meet the requirements necessary for a Fund to pay out exempt-interest dividends to its shareholders, if the Tax-Free Conservative Income Fund fails to meet this requirement, the income from all of its investments, including its municipal securities, may be subject to federal income tax.

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The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class F Shares of each Fund that was in operation during the fiscal year ended September 30, 2017. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS F(2)
2017	$12.54	$0.12	$2.11	$2.23	$(0.12)	$—	$(0.12)	$14.65	17.88%	$2,362,181	0.89%		0.89%		0.95%		0.91%	100%
2016	13.71	0.12	1.16	1.28	(0.12)	(2.33)	(2.45)	12.54	10.15	2,237,663	0.91	(3)	0.91	(3)	0.99	(3)	1.01	68
2015	15.19	0.11	(0.30)	(0.19)	(0.09)	(1.20)	(1.29)	13.71	(1.73)	2,483,582	0.89		0.89		0.97		0.74	110
2014	13.95	0.09	2.19	2.28	(0.09)	(0.95)	(1.04)	15.19	16.96	2,581,944	0.89		0.89		1.01		0.60	57
2013	12.15	0.12	2.43	2.55	(0.13)	(0.62)	(0.75)	13.95	22.23	2,107,192	0.89		0.89		1.01		0.94	49
Large Cap Value Fund
CLASS F(2)
2017	$21.20	$0.32	$3.49	$3.81	$(0.31)	$—	$(0.31)	$24.70	18.13%	$1,261,075	0.89%		0.89%		0.93%		1.38%	76%
2016	22.35	0.32	1.78	2.10	(0.30)	(2.95)	(3.25)	21.20	10.16	1,300,029	0.91	(3)	0.91	(3)	0.95	(3)	1.56	70
2015	25.71	0.32	(1.72)	(1.40)	(0.25)	(1.71)	(1.96)	22.35	(6.15)	1,300,033	0.89		0.90		0.93		1.29	96
2014	21.94	0.29	3.76	4.05	(0.28)	—	(0.28)	25.71	18.55	1,527,500	0.89		0.89		0.97		1.19	58
2013	18.02	0.28	3.92	4.20	(0.28)	—	(0.28)	21.94	23.55	1,444,929	0.89		0.89		0.97		1.39	55

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
CLASS F(2)
2017	$29.74	$0.06	$4.96	$5.02	$(0.04)	$—	$(0.04)	$34.72	16.89%	$1,364,210	0.89%		0.89%		0.98%		0.20%	95%
2016	32.22	0.02	3.02	3.04	(0.01)	(5.51)	(5.52)	29.74	9.77	1,421,656	0.91	(3)	0.91	(3)	1.00	(3)	0.06	93
2015	33.82	0.08	0.97	1.05	(0.05)	(2.60)	(2.65)	32.22	2.87	1,442,646	0.89		0.89		0.98		0.24	110
2014	30.28	0.09	4.25	4.34	(0.09)	(0.71)	(0.80)	33.82	14.51	1,550,723	0.89		0.89		1.02		0.26	61
2013	25.57	0.08	4.73	4.81	(0.10)	—	(0.10)	30.28	18.89	1,433,284	0.89		0.89		1.02		0.28	69
Tax-Managed Large Cap Fund
CLASS F(2)
2017	$20.74	$0.18	$3.37	$3.55	$(0.18)	$—	$(0.18)	$24.11	17.19%	$3,385,550	0.90	%(4)	0.90	%(4)	0.94	%(4)	0.82%	88%
2016	19.13	0.19	1.60	1.79	(0.18)	—	(0.18)	20.74	9.42	3,427,251	0.91	(3)	0.91	(3)	1.00	(3)	0.95	89
2015	19.64	0.14	(0.52)	(0.38)	(0.13)	—	(0.13)	19.13	(1.99)	3,072,983	0.89		0.89		0.98		0.70	85
2014	16.81	0.12	2.84	2.96	(0.13)	—	(0.13)	19.64	17.63	3,089,839	0.89		0.89		1.02		0.65	39
2013	13.88	0.15	2.94	3.09	(0.16)	—	(0.16)	16.81	22.47	2,407,951	0.89		0.89		1.02		1.00	42
S&P 500 Index Fund
CLASS F(2)
2017	$53.32	$0.89	$8.47	$9.36	$(0.87)	$(1.59)	$(2.46)	$60.22	18.12%	$417,308	0.43%		0.43%		0.54%		1.58%	21%
2016	47.23	0.86	6.13	6.99	(0.83)	(0.07)	(0.90)	53.32	14.93	386,477	0.45	(3)	0.45	(3)	0.57	(3)	1.69	10
2015	53.00	0.77	(0.99)	(0.22)	(0.86)	(4.69)	(5.55)	47.23	(0.97)	385,743	0.43		0.43		0.54		1.51	12
2014	46.20	0.79	7.91	8.70	(0.83)	(1.07)	(1.90)	53.00	19.23	394,132	0.43		0.43		0.54		1.58	10
2013	39.60	0.76	6.61	7.37	(0.77)	—	(0.77)	46.20	18.87	352,589	0.43		0.43		0.54		1.78	6
Small Cap Fund
CLASS F(2)
2017	$11.61	$(0.02)	$1.68	$1.66	$(0.02)	$—	$(0.02)	$13.25	14.29%	$588,341	1.14%		1.14%		1.24%		(0.12)%	135%
2016	11.99	—	0.88	0.88	—	(1.26)	(1.26)	11.61	7.76	550,556	1.16	(3)	1.16	(3)	1.26	(3)	0.03	104
2015	13.01	(0.01)	0.04	0.03	—	(1.05)	(1.05)	11.99	(0.24)	495,245	1.14		1.14		1.22		(0.11)	137
2014	13.32	(0.03)	0.61	0.58	— *	(0.89)	(0.89)	13.01	4.38	483,282	1.14		1.14		1.28		(0.24)	72
2013	10.62	0.01	3.25	3.26	(0.05)	(0.51)	(0.56)	13.32	32.40	410,780	1.14		1.14		1.28		0.08	72

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
CLASS F(2)
2017	$22.75	$0.11	$3.43	$3.54	$(0.13)	$—	$(0.13)	$26.16	15.61%	$349,296	1.14%		1.14%		1.23%		0.45%	123%
2016	21.80	0.14	2.27	2.41	(0.15)	(1.31)	(1.46)	22.75	11.60	362,348	1.17	(3)	1.17	(3)	1.26	(3)	0.63	87
2015	23.97	0.13	(0.19)	(0.06)	(0.15)	(1.96)	(2.11)	21.80	(0.76)	345,594	1.14		1.14		1.23		0.56	87
2014	23.24	0.12	0.95	1.07	(0.14)	(0.20)	(0.34)	23.97	4.54	374,828	1.14		1.14		1.27		0.49	52
2013	18.23	0.17	5.03	5.20	(0.19)	—	(0.19)	23.24	28.73	391,113	1.14		1.14		1.28		0.84	51
Small Cap Growth Fund
CLASS F(2)
2017	$28.86	$(0.17)	$5.73	$5.56	$—	$—	$—	$34.42	19.27%	$312,759	1.11%		1.11%		1.23%		(0.55)%	116%
2016	26.60	(0.08)	2.34	2.26	—	—	—	28.86	8.50	312,240	1.14	(3)	1.14	(3)	1.26	(3)	(0.31)	124
2015	25.95	(0.14)	0.79	0.65	—	—	—	26.60	2.50	325,353	1.11		1.11		1.23		(0.48)	131
2014	24.63	(0.15)	1.47	1.32	— *	—	— *	25.95	5.36	335,849	1.11		1.11		1.28		(0.57)	70
2013	18.57	(0.02)	6.16	6.14	(0.08)	—	(0.08)	24.63	33.21	353,097	1.11		1.11		1.28		(0.08)	81
Tax-Managed Small/Mid Cap Fund
CLASS F(2)
2017	$18.97	$0.03	$3.17	$3.20	$(0.08)	$—	$(0.08)	$22.09	16.91%	$782,449	1.11	%(4)	1.11	%(4)	1.24	%(4)	0.12%	151%
2016	17.53	0.06	1.44	1.50	(0.06)	—	(0.06)	18.97	8.55	643,288	1.13	(3)	1.13	(3)	1.25	(3)	0.35	107
2015	17.62	0.02	0.09	0.11	(0.01)	(0.19)	(0.20)	17.53	0.58	589,712	1.11		1.11		1.23		0.12	98
2014	17.10	0.01	1.40	1.41	(0.02)	(0.87)	(0.89)	17.62	8.44	573,175	1.11		1.11		1.28		0.07	61
2013	13.26	0.04	3.86	3.90	(0.06)	—	(0.06)	17.10	29.54	486,216	1.11		1.11		1.28		0.30	67
Mid-Cap Fund
CLASS F(2)
2017	$24.00	$0.17	$3.99	$4.16	$(0.16)	$(0.19)	$(0.35)	$27.81	17.52%	$112,423	0.98%		0.98%		0.99%		0.67%	112%
2016	25.08	0.27	2.86	3.13	(0.34)	(3.87)	(4.21)	24.00	14.10	87,780	1.01	(3)	1.01	(3)	1.01	(3)	1.16	115
2015	27.53	0.17	0.12	0.29	(0.07)	(2.67)	(2.74)	25.08	0.67	93,923	0.98		0.98		0.98		0.63	175
2014	24.64	0.04	3.65	3.69	(0.06)	(0.74)	(0.80)	27.53	15.28	93,705	1.02		1.02		1.03		0.16	66
2013	19.30	0.11	5.37	5.48	(0.14)	—	(0.14)	24.64	28.52	107,487	1.02		1.02		1.03		0.52	108

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
CLASS F(2)
2017	$17.04	$0.25	$1.72	$1.97	$(0.26)	$(0.49)	$(0.75)	$18.26	11.85%	$994,387	1.00%	1.00%	1.23%	1.45%	48%
2016	16.23	0.25	1.62	1.87	(0.26)	(0.80)	(1.06)	17.04	12.01	1,126,685	1.02 (3)	1.02 (3)	1.25 (3)	1.53	43
2015	17.50	0.25	0.60	0.85	(0.25)	(1.87)	(2.12)	16.23	4.61	959,241	1.00	1.00	1.23	1.47	58
2014	16.09	0.23	2.62	2.85	(0.23)	(1.21)	(1.44)	17.50	18.68	1,001,565	1.00	1.00	1.27	1.38	71
2013	13.96	0.27	2.25	2.52	(0.27)	(0.12)	(0.39)	16.09	18.39	851,119	1.00	1.00	1.27	1.78	39
Global Managed Volatility Fund
CLASS F(2)
2017	$11.51	$0.17	$1.03	$1.20	$(0.32)	$(0.42)	$(0.74)	$11.97	11.16%	$1,242,592	1.11%	1.11%	1.24%	1.45%	61%
2016	10.83	0.17	1.20	1.37	(0.55)	(0.14)	(0.69)	11.51	13.08	1,618,549	1.13 (3)	1.13 (3)	1.25 (3)	1.50	58
2015	11.41	0.20	0.47	0.67	(0.57)	(0.68)	(1.25)	10.83	5.87	2,234,776	1.11	1.11	1.23	1.75	52
2014	11.00	0.20	1.24	1.44	(0.50)	(0.53)	(1.03)	11.41	13.97	1,799,842	1.11	1.11	1.28	1.84	68
2013	9.80	0.23	1.22	1.45	(0.25)	—	(0.25)	11.00	15.12	1,399,316	1.11	1.11	1.28	2.09	60
Tax-Managed Managed Volatility Fund
CLASS F(2)
2017	$14.74	$0.23	$1.61	$1.84	$(0.23)	$(0.39)	$(0.62)	$15.96	12.84%	$994,011	1.00%	1.00%	1.23%	1.53%	22%
2016	13.88	0.22	1.41	1.63	(0.21)	(0.56)	(0.77)	14.74	12.24	1,162,478	1.02 (3)	1.02 (3)	1.25 (3)	1.52	32
2015	14.14	0.20	0.64	0.84	(0.20)	(0.90)	(1.10)	13.88	5.92	901,026	1.00	1.00	1.23	1.40	49
2014	12.70	0.19	1.94	2.13	(0.18)	(0.51)	(0.69)	14.14	17.33	765,744	1.00	1.00	1.28	1.38	58
2013	11.28	0.22	1.75	1.97	(0.22)	(0.33)	(0.55)	12.70	18.24	621,530	1.00	1.00	1.27	1.86	28
Tax-Managed International Managed Volatility Fund
CLASS F(2)
2017 (5)	$10.00	$0.23	$1.33	$1.56	$—	$—	$—	$11.56	15.65%	$336,350	1.11%	1.11%	1.39%	2.29%	51%

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Estate Fund
CLASS F(2)
2017	$19.37	$0.03	$(0.21)	$(0.18)	$(0.41)	$(1.63)	$(2.04)	$17.15	(0.57)%	$137,877	1.14%		1.14%		1.24%		0.16%	67%
2016	17.96	0.29	2.69	2.98	(0.16)	(1.41)	(1.57)	19.37	17.13	174,178	1.16	(3)	1.16	(3)	1.25	(3)	1.54	84
2015	17.05	0.08	1.87	1.95	(0.26)	(0.78)	(1.04)	17.96	11.44	193,006	1.14		1.14		1.23		0.42	51
2014	15.42	0.29	1.64	1.93	(0.30)	—	(0.30)	17.05	12.63	226,780	1.14		1.14		1.28		1.76	57
2013	14.97	0.14	0.50	0.64	(0.19)	—	(0.19)	15.42	4.30	207,876	1.14		1.14		1.27		0.91	74
Enhanced Income Fund
CLASS F(2)
2017	$7.49	$0.16	$0.11	$0.27	$(0.18)	$—	$(0.18)	$7.58	3.60%	$70,279	0.60%		0.60%		0.98%		2.06%	76%
2016	7.46	0.15	0.04	0.19	(0.16)	—	(0.16)	7.49	2.60	181,059	0.63	(3)	0.63	(3)	1.04	(3)	1.96	90
2015	7.60	0.14	(0.13)	0.01	(0.15)	—	(0.15)	7.46	0.07	190,645	0.60		0.60		1.02		1.82	89
2014	7.61	0.14	(0.01)	0.13	(0.14)	—	(0.14)	7.60	1.69	230,910	0.60		0.60		1.05		1.78	106
2013	7.57	0.16	0.03	0.19	(0.15)	—	(0.15)	7.61	2.50	194,821	0.60		0.60		1.05		2.08	170
Core Fixed Income Fund
CLASS F(2)
2017	$11.71	$0.25	$(0.15)	$0.10	$(0.26)	$(0.23)	$(0.49)	$11.32	1.02%	$1,855,251	0.67%		0.67%		0.80%		2.19%	386%
2016	11.47	0.26	0.37	0.63	(0.27)	(0.12)	(0.39)	11.71	5.64	2,070,113	0.69	(3)	0.69	(3)	0.88	(3)	2.29	336
2015	11.47	0.27	—	0.27	(0.27)	—	(0.27)	11.47	2.36	2,068,581	0.67		0.67		0.86		2.32	350
2014	11.20	0.29	0.28	0.57	(0.30)	—	(0.30)	11.47	5.14	2,041,268	0.67		0.67		0.85		2.59	343
2013	11.64	0.30	(0.42)	(0.12)	(0.32)	—	(0.32)	11.20	(1.09)	1,904,623	0.67		0.67		0.85		2.57	342
U.S. Fixed Income Fund
CLASS F(2)
2017	$10.58	$0.19	$(0.21)	$(0.02)	$(0.19)	$(0.17)	$(0.36)	$10.20	(0.11)%	$1,638,534	0.66%		0.66%		0.79%		1.84%	463%
2016	10.38	0.19	0.32	0.51	(0.20)	(0.11)	(0.31)	10.58	4.94	1,205,262	0.68	(3)	0.68	(3)	0.88	(3)	1.81	401
2015	10.33	0.20	0.08	0.28	(0.21)	(0.02)	(0.23)	10.38	2.67	1,113,602	0.66		0.66		0.86		1.92	313
2014	10.15	0.21	0.18	0.39	(0.21)	—	(0.21)	10.33	3.91	1,098,480	0.66		0.66		0.86		2.02	345
2013	10.84	0.19	(0.36)	(0.17)	(0.21)	(0.31)	(0.52)	10.15	(1.61)	1,022,233	0.66		0.66		0.86		1.85	319

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
High Yield Bond Fund
CLASS F(2)
2017	$7.18	$0.42	$0.26	$0.68	$(0.41)		$(0.12)	$(0.53)	$7.33	9.75%	$1,469,480	0.90	%(4)	0.90	%(4)	1.01	%(4)	5.83%	62%
2016	7.01	0.42	0.26	0.68	(0.42)		(0.09)	(0.51)	7.18	10.44	1,737,907	0.91	(3)	0.91	(3)	1.10	(3)	6.16	56
2015	7.70	0.42	(0.65)	(0.23)	(0.42)		(0.04)	(0.46)	7.01	(3.21)	1,548,778	0.89		0.89		1.08		5.61	56
2014	7.68	0.43	0.06 ‡‡	0.49	(0.43)		(0.04)	(0.47)	7.70	6.49	1,707,482	0.89		0.89		1.12		5.47	73
2013	7.59	0.48	0.07	0.55	(0.46)		—	(0.46)	7.68	7.39	1,989,355	0.89		0.89		1.12		6.13	74
Conservative Income Fund
CLASS F(2)
2017	$10.00	$0.08	$—	$0.08	$(0.08)		$—	$(0.08)	$10.00	0.83%	$190,440	0.30%		0.30%		0.58%		0.84%	—%
2016 (6)	10.00	0.02	—	0.02	(0.02)		—	(0.02)	10.00	0.16	75,011	0.30	(3)	0.30	(3)	0.61	(3)	0.37	—
Tax-Free Conservative Income Fund
CLASS F(2)
2017	$10.00	$0.05	$—	$0.05	$(0.05)		$—	$(0.05)	$10.00	0.51%	$163,219	0.30%		0.30%		0.59%		0.51%	—%
2016 (6)	10.00	0.01	—	0.01	(0.01)		—	(0.01)	10.00	0.12	30,946	0.30	(3)	0.30	(3)	0.60	(3)	0.27	—
Real Return Fund
CLASS F(2)
2017	$10.14	$0.11	$(0.11)	$—	$(0.11	)(7)	$—	$(0.11)	$10.03	0.03%	$252,333	0.45%		0.45%		0.73%		1.07%	49%
2016	9.91	—	0.23	0.23	—		—	—	10.14	2.32	291,380	0.47	(3)	0.47	(3)	0.82	(3)	(0.02)	38
2015	10.08	(0.10)	(0.06)	(0.16)	(0.01)		—	(0.01)	9.91	(1.57)	263,888	0.45		0.45		0.80		(1.01)	37
2014	10.19	0.05	(0.08)	(0.03)	(0.04)		(0.04)	(0.08)	10.08	(0.30)	284,944	0.45		0.45		0.84		0.51	34
2013	10.67	0.05	(0.23)	(0.18)	(0.06)		(0.24)	(0.30)	10.19	(1.72)	308,821	0.45		0.45		0.84		0.48	72
Dynamic Asset Allocation Fund
CLASS F(2)
2017	$10.18	$0.15	$1.87	$2.02	$(0.10)		$—	$(0.10)	$12.10	19.95%	$696,463	0.75%		0.75%		1.18%		1.30%	3%
2016	9.09	0.14	0.99	1.13	(0.04)		—	(0.04)	10.18	12.39	488,778	0.77	(3)	0.77	(3)	1.21	(3)	1.42	7
2015 (8)	10.00	0.03	(0.94)	(0.91)	—		—	—	9.09	(9.10)	21,514	0.75		0.75		1.25		1.62	2

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
CLASS F(2)
2017		$9.67	$(0.01)	$0.46	$0.45	$(0.01)	$—	$(0.01)	$10.11	4.62%	$508,046	1.41	%(9)	1.41	%(9)	2.44	%(9)	(0.12)%	37%
2016		9.60	0.09	0.23	0.32	(0.15)	(0.10)	(0.25)	9.67	3.40	573,752	1.12	(3)(10)	1.12	(3)(10)	2.39	(3)(10)	0.95	149
2015		10.05	0.19	(0.48)	(0.29)	(0.16)	—	(0.16)	9.60	(2.98)	527,792	0.49		0.49		2.08		1.88	35
2014		9.79	0.06	0.28	0.34	(0.08)	—	(0.08)	10.05	3.45	498,090	0.64	(11)	0.64	(11)	2.19	(11)	0.64	72
2013		9.62	0.07	0.15	0.22	(0.05)	—	(0.05)	9.79	2.33	426,733	0.73	(12)	0.73	(12)	2.22	(12)	0.71	139
Long/Short Alternative Fund
CLASS F(2)
2017		$9.79	$(0.01)	$1.10	$1.09	$—	$—	$—	$10.88	11.13%	$22	1.14%		1.14%		1.42%		(0.13)%	111%
2016		9.67	(0.06)	0.18	0.12	—	—	—	9.79	1.24	19	1.17	(3)	1.17	(3)	1.40	(3)	(0.57)	43
2015	(13)	10.00	(0.08)	(0.25)	(0.33)	—	—	—	9.67	(3.30)	19	1.14		1.14		1.39		(0.99)	198

† Returns and turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of fund shares.

* Amount represents less than $0.01 per share.

‡‡ Includes redemption fees of $0.03 per share.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

(3) The expense ratio includes proxy expenses outside of the cap.

(4) The expense ratio includes litigation expenses outside the cap.

(5) Commenced operations on October 17, 2016. All ratios for the period have been annualized.

(6) Commenced operations on April 22, 2016. All ratios for the period have been annualized.

(7) Includes return of capital of $0.01.

(8) Commenced operations on July 30, 2015. All ratios for the period have been annualized.

(9) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.06%, 1.06% and 2.09%.

(10) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.85%, 0.85% and 2.12%.

(11) The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.58%, 0.58%, and 2.13%.

(12) The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.60%, 0.60%, and 2.09%.

(13) Commenced operations on December 19, 2014. All ratios for the period have been annualized.

Amounts designated as "—" are $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2018 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-101 (1/18)

seic.com

January 31, 2018

PROSPECTUS

SEI Institutional Managed Trust

Class I Shares

›  Large Cap Fund

›  Large Cap Value Fund (SEUIX)

›  Large Cap Growth Fund (SPGIX)

›  S&P 500 Index Fund (SPIIX)

›  Small Cap Fund

›  Small Cap Value Fund (SMVIX)

›  Small Cap Growth Fund (SPWIX)

›  Mid-Cap Fund (SIPIX)

›  U.S. Managed Volatility Fund (SEVIX)

›  Global Managed Volatility Fund (SGMIX)

›  Real Estate Fund (SEIRX)

›  Enhanced Income Fund (SEIIX)

›  Core Fixed Income Fund (SCXIX)

›  U.S. Fixed Income Fund (SUFIX)

›  High Yield Bond Fund (SEIYX)

›  Real Return Fund (SSRIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP FUND	1
LARGE CAP VALUE FUND	7
LARGE CAP GROWTH FUND	12
S&P 500 INDEX FUND	17
SMALL CAP FUND	22
SMALL CAP VALUE FUND	27
SMALL CAP GROWTH FUND	32
MID-CAP FUND	36
U.S. MANAGED VOLATILITY FUND	40
GLOBAL MANAGED VOLATILITY FUND	45
REAL ESTATE FUND	50
ENHANCED INCOME FUND	54
CORE FIXED INCOME FUND	61
U.S. FIXED INCOME FUND	68
HIGH YIELD BOND FUND	75
REAL RETURN FUND	81
Purchase and Sale of Fund Shares	86
Tax Information	86
Payments to Broker-Dealers and Other Financial Intermediaries	86
MORE INFORMATION ABOUT INVESTMENTS	87
MORE INFORMATION ABOUT RISKS	87
Risk Information Common to the Funds	87
More Information About Principal Risks	88
GLOBAL ASSET ALLOCATION	104
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	105
INVESTMENT ADVISER	107
SUB-ADVISERS	110
Information About Fee Waivers	111
Sub-Advisers and Portfolio Managers	113
PURCHASING, EXCHANGING AND SELLING FUND SHARES	133
HOW TO PURCHASE FUND SHARES	133
Pricing of Fund Shares	134
Frequent Purchases and Redemptions of Fund Shares	137
Foreign Investors	138
Customer Identification and Verification and Anti-Money Laundering Program	138
HOW TO EXCHANGE YOUR FUND SHARES	139
HOW TO SELL YOUR FUND SHARES	139
Receiving Your Money	140
Methods Used to Meet Redemption Obligations	140
Low Balance Redemptions	140
Suspension of Your Right to Sell Your Shares	140
Large Redemptions	140
Telephone Transactions	140
Unclaimed Property	141
DISTRIBUTION OF FUND SHARES	141
SERVICE OF FUND SHARES	141
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	142
DIVIDENDS, DISTRIBUTIONS AND TAXES	142
Dividends and Distributions	142
Taxes	142
ADDITIONAL INFORMATION	144
FINANCIAL HIGHLIGHTS	146
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.39%
Distribution (12b-1) Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.21%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class I Shares	$123	$384	$665	$1,466

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

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Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

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Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.91% (03/31/12) Worst Quarter: -15.19% (09/30/11)

As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For full calendar years through December 31, 2017, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class I Shares would have been invested in the same portfolio of securities, returns for Class I Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class I Shares have higher expenses.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Large Cap Fund*	1 Year	5 Years	Since Inception (9/30/2009)
Return Before Taxes	22.54%	14.29%	12.87%
Return After Taxes on Distributions	20.28%	11.89%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	14.18%	10.89%	10.12%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	14.33%

* As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For periods prior to December 31, 2017, the performance of the Fund's Class F Shares has been used. Returns for Class I Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class I Shares have higher total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2011 Since 2011 Since 2011 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2015 Since 2015	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2009 Since 2009 Since 2009 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Richard Snow Joshua Schachter, CFA Anne Wickland, CFA Jessica Bemer, CFA Simon Rosenberg, CFA Joseph Famoso, CFA Joseph Artuso, CFA	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer, Principal Senior Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Senior Analyst Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.
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LARGE CAP VALUE FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.18%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Class I Shares	$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Value Index (between $654 million and $489 billion as of December 31, 2017) at the time of

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purchase. The market capitalization range and the composition of the Russell 1000 Value Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities and/or value stocks may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.84% (09/30/09) Worst Quarter: -20.73% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Value Fund*	1 Year	5 Years	10 Years	Since Inception (10/3/1994)
Return Before Taxes	17.13%	13.38%	6.27%	8.96%
Return After Taxes on Distributions	15.60%	11.78%	5.39%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	10.43%	10.39%	4.86%	7.26%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%	10.05%†

* The Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares. The Fund's actual inception date is April 20, 1987. Between April 20, 1987 and October 3, 1994, the Fund was advised by a different investment adviser. Accordingly, performance shown in the chart above is from October 3, 1994.

† Index returns are shown from October 31, 1994.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2013 Since 2013	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1995 Since 1995 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Richard Snow Joshua Schachter, CFA Anne Wickland, CFA Jessica Bemer, CFA Simon Rosenberg, CFA Joseph Famoso, CFA Joseph Artuso, CFA	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer, Principal Senior Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Senior Analyst Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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LARGE CAP GROWTH FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund — Class I Shares	$125	$390	$676	$1,489

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Growth Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the

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SEI / PROSPECTUS

Russell 1000 Growth Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities and/or growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.28% (06/30/09) Worst Quarter: -24.26% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Growth Fund*	1 Year	5 Years	10 Years	Since Inception (12/20/1994)
Return Before Taxes	28.08%	13.97%	7.59%	8.13%
Return After Taxes on Distributions	25.61%	11.99%	6.63%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	17.84%	10.83%	5.97%	6.80%
Russell 1000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%	9.65%†

* The Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from December 31, 1994.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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S&P 500 INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund — Class I Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets (at least 80%) in securities listed in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which is composed of approximately 500 leading U.S. publicly traded companies from a broad range of industries (mostly common stocks). The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the

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S&P 500 Index before the fees and expenses of the Fund. The Fund generally gives the same weight to a given stock as the S&P 500 Index does.

In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in futures contracts, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund. The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of the Fund's adviser, SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the S&P 500 Index, may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the benchmark and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.81% (06/30/09) Worst Quarter: -22.23% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

S&P 500 Index Fund*	1 Year	5 Years	10 Years	Since Inception (2/28/1996)
Return Before Taxes	21.06%	15.06%	7.84%	8.05%
Return After Taxes on Distributions	20.08%	13.78%	7.07%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	12.04%	11.80%	6.16%	6.68%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	8.80%†

* The Fund is the successor to SEI Index Funds' S&P 500 Index Fund (the Former Fund). The Fund commenced operations on September 17, 2007. The performance information prior to September 17, 2007 is based on the performance of the Former Fund's Class A Shares (prior to June 28, 2002) and Class I Shares (between June 28, 2002 and September 16, 2007).

† Index returns are shown from February 29, 1996.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Mark Krivitsky Karl Schneider, CAIA	Since 2011 Since 2012 Since 2012	Senior Managing Director and Head of
Global Equity Beta Solutions Group in the Americas
Vice President and Senior Portfolio Manager
in the Global Equity Beta Solutions Group and
Tax-Efficient Market Capture Group
Managing Director and Deputy Head of Global
Equity Beta Solutions in the Americas

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.84%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.50%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class I Shares	$153	$474	$818	$1,791

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (both common and preferred stocks) of small companies, including exchange-traded funds (ETFs) based on small capitalization indexes and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund may also invest in warrants and, to a lesser extent, in securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.32% (12/31/11) Worst Quarter: -23.12% (09/30/11)

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As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For full calendar years through December 31, 2017, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class I Shares would have been invested in the same portfolio of securities, returns for Class I Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class I Shares have higher expenses.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund*	1 Year	5 Years	Since Inception (9/30/2009)
Return Before Taxes	9.71%	11.68%	11.12%
Return After Taxes on Distributions	7.77%	9.81%	9.15%
Return After Taxes on Distributions and Sale of Fund Shares	6.74%	8.91%	8.57%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	13.51%

* As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For periods prior to December 31, 2017, the performance of the Fund's Class F Shares has been used. Returns for Class I Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class I Shares have higher total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2009 Since 2009 Since 2009 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Falcon Point Capital, LLC	Michael L. Thomas James A. Bitzer, CFA Michael J. Mahoney	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager Senior Managing Director Senior Managing Director
LMCG Investments, LLC	R. Todd Vingers, CFA	Since 2017	Managing Director, Value Equities
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Rice Hall James & Associates LLC	Lou Holtz Yossi Lipsker	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2014 Since 2014	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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SMALL CAP VALUE FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.83%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.49%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Class I Shares	$152	$471	$813	$1,779

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants, and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

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Investment Style Risk — The risk that small capitalization securities and/or value stocks may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 22.42% (06/30/09) Worst Quarter: -27.80% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Value Fund*	1 Year	5 Years	10 Years	Since Inception (12/20/1994)
Return Before Taxes	7.33%	11.21%	6.98%	9.87%
Return After Taxes on Distributions	5.05%	9.77%	6.21%	8.34%
Return After Taxes on Distributions and Sale of Fund Shares	5.77%	8.65%	5.50%	7.92%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%	10.77%†

* The Fund's Class I Shares commenced operations on February 11, 2002. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from December 31, 1994.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert Fields	Since 2016 Since 2016 Since 2016 Since 2016	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1997 Since 1997 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2016 Since 2016	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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SMALL CAP GROWTH FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.48%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Class I Shares	$151	$468	$808	$1,768

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of

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the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to a Sub-Adviser are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities and/or growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

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Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 23.98% (06/30/09) Worst Quarter: -29.69% (12/31/08)

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Growth Fund*	1 Year	5 Years	10 Years	Since Inception (4/20/1992)
Return Before Taxes	18.06%	13.66%	6.31%	8.99%
Return After Taxes on Distributions	17.96%	13.64%	6.30%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares	10.30%	10.98%	5.09%	7.18%
Russell 2000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%	8.14%†

* The Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from April 30, 1992.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
ArrowMark Colorado Holdings, LLC	Chad Meade Brian Schaub	Since 2014 Since 2014	Co-Portfolio Manager Co-Portfolio Manager
Axiom International Investors LLC	David Kim, CFA Matthew Franco, CFA	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager
Falcon Point Capital, LLC	Michael L. Thomas James A. Bitzer Michael J. Mahoney	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager Senior Managing Director Senior Managing Director
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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MID-CAP FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund — Class I Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. For purposes of this Fund, a medium-sized company is a company with a market capitalization in the range of companies in the Russell Midcap Index (between approximately $654 million and $63 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell Midcap Index are subject to change. The Fund's investments in equity securities may include

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SEI / PROSPECTUS

common and preferred stocks, warrants and, to a lesser extent, securities of small capitalization companies, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund currently uses a sub-adviser, and may use multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing the Fund's assets, the Sub-Advisers select stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that securities of medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 19.48% (09/30/09) Worst Quarter: -25.59% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Mid-Cap Fund*	1 Year	5 Years	10 Years	Since Inception (2/16/1993)
Return Before Taxes	20.08%	15.67%	8.20%	10.15%
Return After Taxes on Distributions	17.13%	13.09%	6.95%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	12.19%	11.73%	6.24%	8.04%
Russell Midcap Index Return (reflects no deduction for fees, expenses or taxes)	18.52%	14.96%	9.11%	11.19%†

* The Fund's Class I Shares commenced operations on October 1, 2007. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from February 28, 1993.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Quantitative Management Associates LLC	Peter Xu, Ph.D. Stacie L. Mintz, CFA Devang Gambhirwala	Since 2007 Since 2007 Since 2007	Managing Director Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.48%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class I Shares	$151	$468	$808	$1,768

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, exchange-traded funds (ETFs) and warrants. The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs), real estate investment trusts (REITs) and securities of non-U.S. companies.

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The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 13.28% (03/31/13) Worst Quarter: -20.35% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund*	1 Year	5 Years	10 Years	Since Inception (10/28/2004)
Return Before Taxes	13.70%	13.93%	8.26%	8.93%
Return After Taxes on Distributions	10.94%	11.50%	6.99%	7.73%
Return After Taxes on Distributions and Sale of Fund Shares	9.07%	10.49%	6.39%	7.07%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%	9.22%†

* The Fund's Class I Shares commenced operations on June 29, 2007. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from October 31, 2004.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2010	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2012	Managing Principal Principal Principal Principal Principal
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2004 Since 2004 Since 2010	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment
Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses^	0.82%
Total Annual Fund Operating Expenses	1.47%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Managed Volatility Fund — Class I Shares	$150	$465	$803	$1,757

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). The Fund also may use futures contracts and forward contracts.

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Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). This approach is intended to manage the risk characteristics of the Fund. The Fund seeks to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return than the market over time. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

In managing the Fund's currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the

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SEI / PROSPECTUS

derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same type of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic

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events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.15% (03/31/13) Worst Quarter: -15.30% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the MSCI World Minimum Volatility Index, 50% Hedged to USD, which is a secondary index designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Managed Volatility Fund*	1 Year	5 Years	10 Years	Since Inception (7/27/2006)
Return Before Taxes	16.86%	12.19%	5.21%	5.41%
Return After Taxes on Distributions	14.43%	9.65%	3.97%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	10.86%	8.93%	3.78%	3.96%
MSCI World Index Return (reflects no deduction for fees, expenses or taxes)	22.40%	11.64%	5.03%	6.28%†
MSCI World Minimum Volatility Index, 50% Hedged to USD Return (reflects no deduction for fees, expenses or taxes)	16.50%	N/A ††	N/A ††	N/A ††

* The Fund's Class I Shares commenced operations on June 29, 2007. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from July 31, 2006.

†† The MSCI World Minimum Volatility Index, 50% Hedged to USD Return for the 5 Years, 10 Years, and "Since Inception" periods are not provided because returns for the index are not available prior to 2015.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2008	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Ryan Taliaferro Mark Birmingham	Since 2011 Since 2013	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. David Krider	Since 2006 Since 2006 Since 2006	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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SEI / PROSPECTUS

REAL ESTATE FUND

Fund Summary

Investment Goal

Total return, including current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.49%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund — Class I Shares	$152	$471	$813	$1,779

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate companies (e.g., common stocks, rights, warrants, exchange-traded funds (ETFs), convertible securities and preferred stocks of real estate investment trusts (REITs) and real estate operating companies (REOCs)). Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a

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SEI / PROSPECTUS

multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser).

Principal Risks

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the securities of issuers in the real estate industry may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund's investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization REITs and other companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 34.14% (06/30/09) Worst Quarter: -38.60% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Real Estate Fund*	1 Year	5 Years	10 Years	Since Inception (11/13/2003)
Return Before Taxes	4.98%	8.82%	5.88%	8.78%
Return After Taxes on Distributions	2.51%	6.88%	4.58%	7.29%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	6.51%	4.28%	6.78%
Wilshire U.S. Real Estate Securities Index Return (reflects no deduction for fees, expenses or taxes)	4.84%	9.70%	7.36%	9.52%†

* The Fund's Class I Shares commenced operations on October 1, 2007. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from November 30, 2003.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
CenterSquare Investment Management LLC	Dean Frankel, CFA Eric Rothman, CFA	Since 2011 Since 2011	Global Co-Head, Real Estate Securities Portfolio Manager, Real Estate Securities
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 2003 Since 2003 Since 2003	Chief Executive Officer, President and Chief Investment Officer Managing Director and Senior Market Strategist Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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SEI / PROSPECTUS

ENHANCED INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses^	0.80%
Total Annual Fund Operating Expenses	1.20%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced Income Fund — Class I Shares	$122	$381	$660	$1,455

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes;

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(ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), which allocates the Fund's assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month London Interbank Offered Rate (LIBOR).

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts and swap agreements (also called "swaps") for speculative or hedging purposes. Futures contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than

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investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down,

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sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to

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liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance

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(before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.77% (06/30/09) Worst Quarter: -19.60% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Enhanced Income Fund*	1 Year	5 Years	10 Years	Since Inception (7/27/2006)
Return Before Taxes	2.69%	1.77%	-0.04%	0.06%
Return After Taxes on Distributions	1.81%	0.97%	-0.88%	-0.91%
Return After Taxes on Distributions and Sale of Fund Shares	1.52%	0.98%	-0.37%	-0.33%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	1.11%	0.50%	0.84%	1.42%†

* The Fund's Class I Shares commenced operations on June 29, 2007. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from July 31, 2006.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky John Leupp	Since 2009 Since 2009	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Wellington Management Company LLP	Timothy E. Smith	Since 2006	Senior Managing Director and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses^	0.74%
Total Annual Fund Operating Expenses	1.02%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class I Shares	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 386% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities, mortgage

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dollar rolls and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization

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trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities(Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

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Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other

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factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 7.96% (09/30/09) Worst Quarter: -3.39% (09/30/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Core Fixed Income Fund*	1 Year	5 Years	10 Years	Since Inception (5/1/1987)
Return Before Taxes	4.01%	2.31%	4.60%	5.81%
Return After Taxes on Distributions	3.05%	1.06%	3.22%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.26%	1.19%	3.00%	3.72%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%	6.39%†

* The Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† Index returns are shown from May 31, 1987.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012 Since 2016 Since 2016	Head of Fixed Income, Managing Director
and Fixed Income Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Metropolitan West Asset Management, LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2002 Since 2002 Since 2002 Since 2004	Group Managing Director, Chief Investment
Officer — Fixed Income, Generalist
Portfolio Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist
Portfolio Manager
Group Managing Director, Generalist
Portfolio Manager
Wells Capital Management Incorporated	Tom O'Connor, CFA Troy Ludgood Maulik Bhansali, CFA Jarad Vasquez	Since 2003 Since 2004 Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head Senior Portfolio Manager Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt, CFA Mark S. Lindbloom Michael C. Buchanan Chai-Liang Lian	Since 2014 Since 1997 Since 2005 Since 2005 Since 2014	Chief Investment Officer, Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager, Head of Global Credit, and
Deputy Chief Investment Officer
Portfolio Manager and Head of Emerging
Markets Debt
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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U.S. FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses^	0.74%
Total Annual Fund Operating Expenses	1.02%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Fixed Income Fund — Class I Shares	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 463% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. fixed income securities. The Fund will invest primarily in U.S. corporate and government fixed income securities, including mortgage-backed securities, mortgage dollar rolls and asset-backed securities. The Fund uses

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a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (junk bonds or those rated BB+, B and CCC). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, a 5 year duration means the fixed income security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to

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compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from

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shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.51% (09/30/11) Worst Quarter: -3.00% (12/31/16)

As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For full calendar years through December 31, 2017, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class I Shares would have been invested in the same portfolio of securities, returns for Class I Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class I Shares have higher expenses.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Fixed Income Fund*	1 Year	5 Years	Since Inception (7/2/2009)
Return Before Taxes	3.41%	1.92%	4.09%
Return After Taxes on Distributions	2.53%	0.81%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares	1.92%	0.96%	2.60%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.71%†

* As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For periods prior to December 31, 2017, the performance of the Fund's Class F Shares has been used. Returns for Class I Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class I Shares have higher total annual fund operating expenses than Class F Shares.

† Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012 Since 2016 Since 2016	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager
Managing Director and Fixed Income
Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Metropolitan West Asset Management, LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2009 Since 2009 Since 2009 Since 2009	Group Managing Director, Chief Investment
Officer — Fixed Income, Generalist
Portfolio Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist
Portfolio Manager
Group Managing Director, Generalist
Portfolio Manager
Wells Capital Management Incorporated	Tom O'Connor, CFA Troy Ludgood Maulik Bhansali, CFA Jarad Vasquez	Since 2009 Since 2009 Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head Senior Portfolio Manager Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt, CFA Mark S. Lindbloom	Since 2014 Since 2009 Since 2009	Chief Investment Officer, Portfolio Manager Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses^	0.73%
Total Annual Fund Operating Expenses	1.22%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class I Shares	$124	$387	$670	$1,477

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including

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corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund seeks to have a portfolio of securities that is diversified as to issuers and industries. The Fund's average weighted maturity may vary, but will generally not exceed ten years. There is no limit on the maturity or credit quality of any individual security in which the Fund may invest.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses

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due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 22.00% (06/30/09) Worst Quarter: -21.93% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Bond Fund*	1 Year	5 Years	10 Years	Since Inception (1/11/1995)
Return Before Taxes	7.30%	4.99%	6.52%	6.96%
Return After Taxes on Distributions	4.27%	2.05%	3.42%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.10%	2.43%	3.64%	3.86%
BofA Merrill Lynch U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	7.48%	5.81%	7.96%	N/A †

* The Fund's Class I Shares commenced operations on October 1, 2007. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

† The BofA Merrill Lynch U.S. High Yield Constrained Index Return for the "Since Inception" period is not provided because returns for the index are not available prior to 1996.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David S. Aniloff, CFA	Since 2005	Senior Portfolio Manager
Michael Schafer	Since 2015	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky John Leupp	Since 2007 Since 2007	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Benefit Street Partners L.L.C.	Thomas Gahan Mike Paasche Paul Karpers	Since 2014 Since 2014 Since 2016	Chief Executive Officer Senior Managing Director Managing Director
Brigade Capital Management, LP	Donald E. Morgan III Douglas C. Pardon	Since 2009 Since 2017	Managing Partner and Portfolio Manager Co-Portfolio Manager
J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2005 Since 2005	Managing Director, Lead Portfolio Manager Managing Director, Co-Lead Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses^	0.73%
Total Annual Fund Operating Expenses	0.95%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class I Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Real Return Fund seeks to produce a return similar to that of the Bloomberg Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, which is the Fund's benchmark index.

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Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper; and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Real Return Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser) whereby Fund assets would be allocated among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), the Fund's assets currently are managed directly by SIMC.

Principal Risks

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of

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principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.43% (03/31/11) Worst Quarter: -2.88% (06/30/13)

As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For full calendar years through December 31, 2017, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class I Shares would have been invested in the same portfolio of securities, returns for Class I Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class I Shares have higher expenses.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Real Return Fund*	1 Year	5 Years	Since Inception (7/2/2009)
Return Before Taxes	0.42%	-0.32%	1.51%
Return After Taxes on Distributions	0.00%	-0.47%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares	0.17%	-0.30%	0.98%
Bloomberg Barclays 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	0.80%	0.12%	1.93%†

* As of January 31, 2018, Class I Shares of the Fund had not commenced operations and did not have a performance history. For periods prior to December 31, 2017, the performance of the Fund's Class F Shares has been used. Returns for Class I Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class I Shares have higher total annual fund operating expenses than Class F Shares.

† Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Sean P. Simko	Since 2013	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team
Tim Sauermelch, CFA	Since 2014	Portfolio Manager, SEI Fixed Income Portfolio Management Team

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 86 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class I Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are, with the exception of the Real Return Fund, managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Funds' assets in a way that they believe will help each Fund achieve its goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund, except the S&P 500 Index Fund, may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. In addition, for temporary defensive purposes, the Small Cap, Small Cap Growth, Small Cap Value and Mid-Cap Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. During such time, a Fund may not achieve its investment goal.

The S&P 500 Index Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Small Cap Value and Small Cap Growth Funds (for purposes of this paragraph, each, a Fund and collectively, the Funds) implement the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager

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appointed by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. The Funds are subject to the risk that the performance of the Funds may deviate from the performance of a Sub-Adviser's model portfolio or the performance of other proprietary or client accounts over which the Sub-Adviser retains trading authority (Other Accounts). The overlay manager's variation from the Sub-Adviser's model portfolio may contribute to performance deviations, including under performance. In addition, a Sub-Adviser may implement its model portfolio for its Other Accounts prior to submitting its model to the Fund. In these circumstances, trades placed by the overlay manager pursuant to a model portfolio may be subject to price movements that result in the Fund receiving prices that are different from the prices obtained by the Sub-Adviser for its Other Accounts, including less favorable prices. The risk of such price deviations may increase for large orders or where securities are thinly traded.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to

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losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or

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regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

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Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, and the Global Managed Volatility Fund takes passive positions in currencies, which involve different techniques and risk analyses than the Funds' purchases of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject the Global Managed Volatility Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some

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derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds' performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Distressed Securities — The High Yield Bond Fund may invest in distressed securities. Distressed securities are debt securities or other securities or assets of companies or other assets experiencing financial distress, including bankruptcy. Distressed securities frequently do not produce income while they are outstanding and may require the High Yield Bond Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default. If a distressed issuer defaults, the Fund may experience legal difficulties and negotiations with creditors and other claimants. The Fund may recover none or only a small percentage of its investment or have a time lag between when an investment is made and when the value of the investment is realized. Distressed securities may be illiquid.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the

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equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an exchange-traded product (ETP), such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies

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and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — Certain Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market and frontier market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be

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magnified further with respect to "frontier countries," which are a subset of emerging market countries with even smaller national economies.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward", involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the

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forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures", provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — Certain Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. There is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Funds that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools used to manage the Funds' price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved. Hedging against a decline in the value of positions does not eliminate fluctuations in the values of such positions or prevent losses if the values of such positions decline but, rather, establishes other positions designed to gain from those same developments, thus offsetting the

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decline in the hedged positions' values. In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains. Separately, hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

Inflation Protected Securities — The Real Return Fund may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Funds' assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

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Large Capitalization — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. A Fund's NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although a Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, each Fund is not a money market fund, does not seek to maintain a stable NAV per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, a Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund's investments. Certain of a Fund's investments may not be permitted investments of a money market fund.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of

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credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into

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mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium invested in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium invested in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly

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traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Real Estate Industry — The Real Estate Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow

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to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (1940 Act).

Repurchase Agreement — Although repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund whereby a defaulting counterparty could delay or prevent a Fund's recovery of collateral.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall

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below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be

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centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Tracking Error — The S&P 500 Index Fund attempts to track the performance of a benchmark index. The S&P 500 Index Fund is subject to the risk that the performance of the Fund may deviate from the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objectives of accurately correlating to an index. To the extent that the Fund employs a sampling or optimization technique to construct the Fund's portfolio, the Sub-Adviser may purchase only a representative portion of the securities in the S&P 500 Index, which may increase the performance of the Fund, and its Index may not match. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to track the performance of the S&P 500 Index, before fees and expenses, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC

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believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus.

The Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market. As of May 2017, the market capitalization of the companies included in the Index ranged from $2.3 billion to $813.8 billion. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Stocks in the Russell 1000 Index are weighted based on float-adjusted market capitalization, which is calculated by multiplying their closing price by the number of available shares. The market capitalization range and the composition of the Index are subject to change periodically, including during quarterly rebalances of the Russell 1000 Index, annual reconstitutions of the Russell 1000 Index, and in response to corporate actions such as mergers.

The Russell 1000 Value® Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 1000 Growth® Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The S&P 500® Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks,

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chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The Russell 2000 Value® Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small cap value segment. The Russell 2000 Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2000 Growth® Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment. The Russell 2000 Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect growth characteristics.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,653 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Minimum Volatility Index, 50% Hedged to USD is designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world. The index aims to reflect the performance characteristics of a minimum-variance or managed volatility equity strategy, focused on absolute return and volatility with low absolute risk.

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The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded U.S. real estate securities, such as REITs and REOCs. The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Wilshire U.S. Real Estate Securities Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Bloomberg Barclays 1-5 Year U.S. TIPS Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2017, SIMC had approximately $170.99 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board, is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

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SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market- generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them . The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

David S. Aniloff, CFA, serves as Portfolio Manager for the High Yield Bond Fund. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

Richard A. Bamford serves as Portfolio Manager for the Enhanced Income, Core Fixed Income and U.S. Fixed Income Funds. Mr. Bamford serves as a Portfolio Manager for the Fixed Income team within SIMC's Investment Management Unit. Mr. Bamford is responsible for investment grade debt and municipal bond portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and a Master of Business Administration with a concentration in Finance from St. Joseph's University.

Eugene Barbaneagra, CFA, serves as Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility and Global Managed Volatility Funds. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit. Mr. Barbaneagra is responsible for portfolio strategy of US and Global Managed Volatility Funds and a number of core Global Equity Funds. Prior to joining SEI in 2002, Mr. Barbaneagra worked with the Vanguard Group. Mr. Barbaneagra earned his Bachelor of Science degrees in Business Administration/Finance and Management of Information Systems from Drexel University. Mr. Barbaneagra

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also earned his Master of Science in Risk Management and Financial Engineering from Imperial College London. Mr. Barbaneagra is CFA charterholder and a member of UK Society of Investment Professionals.

Stephen C. Dolce, CFA, serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap and Real Estate Funds. In this role, Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI Funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager, Analyst and Investment Committee Member at Philadelphia International Advisors LP (PIA). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (DCM). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (GMO) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

David L. Hintz, CFA serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth and Mid-Cap Funds. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

Erin Garrett serves as a Portfolio Manager for the Enhanced Income, Core Fixed Income and U.S. Fixed Income Funds. Ms. Garrett serves as a Portfolio Manager for the SEI US Investment Grade fixed income strategies within SIMC's Investment Management Unit. Ms. Garrett's duties include manager analysis and selection, strategy development and enhancement as well as investment research. In her preceding role, Ms. Garrett was an Analyst on the Global Fixed Income team responsible for in-depth due diligence on existing and prospective investment managers for SEI's US fixed-income portfolios. Ms. Garrett earned a Bachelor of Science in Business Administration/Finance and a Master of Business Administration graduating magna cum laude from the Villanova University.

Michael Schafer serves as Portfolio Manager to the High Yield Bond Fund. Mr. Schafer serves as a Portfolio Manager for the SEI High Yield fixed income strategies within the Investment Management Unit. Mr. Schafer is responsible for the selection of fund sub-advisers and the allocations among these managers to optimize diversification of style and alpha source within the fixed income funds. In this capacity, Mr. Schafer primarily oversees daily cash flows, portfolio exposures, portfolio risks, and performance attribution for the high yield funds. In his prior role, Mr. Schafer was an Analyst on the Global Fixed Income Team responsible for in-depth due diligence on existing and prospective investment managers for SEI's High Yield fixed income portfolios. Mr. Schafer sourced and recommended managers for various mandates, and conducted peer group analysis to understand drivers of risk and return, and a manager's competitive advantage. Prior to joining the Global Fixed Income Team, Mr. Schafer was a member of the Portfolio Implementations Team and Liquidity Management Unit with primary responsibilities for the money market strategies and fixed income implementations. Previously, he was a Supervisor in SEI's fund accounting department. Mr. Schafer received a Master of Business Administration with a concentration in Finance from St. Joseph's University and a Bachelor of Arts in Business Administration and Health Administration from Arcadia University.

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In addition, for the following Funds, SIMC and its portfolio managers manage all or a portion of the assets of each Fund in a manner that they believe will help each Fund achieve its investment goals:

LARGE CAP, LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP, SMALL CAP VALUE AND SMALL CAP GROWTH FUNDS:

Eugene Barbaneagra, CFA, manages a portion of the assets of the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Small Cap Value and Small Cap Growth Funds. Mr. Barbaneagra's investment strategies are implemented through an overlay manager as disclosed in the Funds' principal investment strategies.

HIGH YIELD BOND FUND:

David S. Aniloff, CFA, and Michael Schafer directly manage a portion of the assets of the High Yield Bond Fund.

REAL RETURN FUND:

Sean P. Simko and Tim Sauermelch, CFA, manage all of the assets of the Real Return Fund. Mr. Simko serves as Portfolio Manager for the Real Return Fund. Mr. Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management team's overall investment process and management of daily trading. Prior to joining SEI, Mr. Simko was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, TIPS, structured products, futures and currencies. Mr. Simko earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder. Mr. Sauermelch serves as a Portfolio Manager to the Real Return Fund. Mr. Sauermelch is a Portfolio Manager with the SEI Fixed Income Portfolio Management Team. In this capacity, Mr. Sauermelch is responsible for the management of fixed income portfolios including evaluating current market opportunities and providing fundamental and relative value assessments across various fixed income asset class and sectors. Portfolios managed by Mr. Sauermelch consist of US Government securities, inflation linked, investment grade corporate debt and floating-rate instruments. Mr. Sauermelch is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Sauermelch earned a Masters of Business Administration with a concentration in Finance from Villanova University and graduated summa cum laude from Kutztown University of Pennsylvania with a Bachelor of Science in Finance and a minor in Economics. Mr. Sauermelch also holds the FINRA Series 65 license.

SIMC directly manages the assets of the Real Return Fund. Although the Real Return Fund is able to use a multi-manager approach whereby the Fund's assets would be allocated among multiple Sub-Advisers, the Fund's assets currently are managed directly by SIMC. SIMC may, in the future, determine to act as a manager of managers with respect to some or all of the Fund's assets and allocate Fund assets to one or more Sub-Advisers, upon approval from the Board.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of

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the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2017, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.39%	0.33%
Large Cap Value Fund	0.35%	0.31%
Large Cap Growth Fund	0.40%	0.32%
S&P 500 Index Fund	0.03%	0.03%
Small Cap Fund	0.65%	0.56%
Small Cap Value Fund	0.65%	0.56%
Small Cap Growth Fund	0.65%	0.53%
Mid-Cap Fund	0.40%	0.39%
U.S. Managed Volatility Fund	0.65%	0.42%
Global Managed Volatility Fund	0.65%	0.53%
Real Estate Fund	0.65%	0.56%
Enhanced Income Fund	0.40%	0.25%
Core Fixed Income Fund	0.275%	0.17%
U.S. Fixed Income Fund	0.275%	0.17%
High Yield Bond Fund	0.4875%	0.40%
Real Return Fund	0.22%	0.12%

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of October 1, 2016 through March 31, 2017, and the Funds' Annual Report, which covers the period of October 1, 2016 through September 30, 2017.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain products not included in this prospectus. The Trust has claimed, on behalf of each Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class I Shares of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and

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dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of fees by the Funds' adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses of the Class I Shares of the Funds for the most recent fiscal year (ended September 30, 2017) were as follows:

Fund Name — Class I Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Large Cap Fund**	1.21%	1.15%	1.14%	1.14%
Large Cap Value Fund	1.18%	1.11%	1.11%	1.11%
Large Cap Growth Fund	1.23%	1.11%	1.11%	1.11%
S&P 500 Index Fund	0.79%	0.65%	0.65%	0.65%
Small Cap Fund**	1.50%	1.40%	1.39%	1.39%
Small Cap Value Fund	1.49%	1.37%	1.36%	1.36%
Small Cap Growth Fund	1.48%	1.36%	1.36%	1.36%
Mid-Cap Fund	1.24%	1.20%	1.20%	1.20%
U.S. Managed Volatility Fund	1.48%	1.25%	1.25%	1.25%
Global Managed Volatility Fund†	1.48%	1.36%	1.36%	1.36%
Real Estate Fund	1.49%	1.36%	1.36%	1.36%
Enhanced Income Fund†	1.23%	0.85%	0.85%	0.85%
Core Fixed Income Fund†	1.05%	0.89%	0.89%	0.89%
U.S. Fixed Income Fund†**	1.04%	0.91%	0.91%	0.91%
High Yield Bond Fund†	1.25%	1.12%	1.12%	1.11%
Real Return Fund†**	0.98%	0.70%	0.70%	0.70%

† Total Annual Fund Operating Expenses (before fee waivers) have not been restated to reflect estimated fees and expenses for the current fiscal year and therefore will differ from the Total Annual Fund Operating Expenses line item in the Fees and Expenses table at the front of the prospectus.

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* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

** As of September 30, 2017, the Large Cap, Small Cap, U.S. Fixed Income and Real Return Funds did not offer Class I Shares.

The U.S. Managed Volatility Fund's total annual fund operating expenses and fee waivers (as described below) for the current fiscal year are expected to differ from those of the prior year. As a result, additional information regarding the Fund's fee waivers is provided separately in the table below. The Fund's total annual Fund operating expenses for the current fiscal year are expected to be less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary section because the Fund's adviser, the Fund's administrator and/or the Fund's distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The voluntary waivers of fees by the Fund's adviser, the Fund's administrator and/or the Fund's distributor are limited to the Fund's direct operating expenses and therefore do not apply to indirect expenses incurred by the Fund, such as AFFE. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the U.S. Managed Volatility Fund's total annual fund operating expenses for the current fiscal year are expected to be as follows:

	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
U.S. Managed Volatility Fund	1.48%	1.20%	1.20%	1.20%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

As further described in the Principal Investment Strategies of the Large Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Large Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the
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firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC ("BIM"), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Large Cap Fund. Lawrence G. Kemp manages the portion of the Large Cap Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

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Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico

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received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to SCM. Richard Snow is the Chief Investment Officer and Principal at SCM, and has been with the firm since its inception in 2001. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2010. Jessica Bemer, CFA is a Portfolio Manager and Principal at SCM. Ms. Bemer joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2014. Simon Rosenberg, CFA and CPA joined

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SCM in 2007 as a Senior Analyst, and was appointed to his current role in 2011. Joseph Famoso, CFA joined the firm in 2012 as a Senior Analyst. Joseph Artuso, CFA joined the firm in 2005 as an intern and was appointed to his current role in 2010.

LARGE CAP VALUE FUND:

As further described in the Principal Investment Strategies of the Large Cap Value Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Value Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Large Cap Value Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is

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a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Value Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to SCM. Richard Snow is the Chief Investment Officer and Principal at SCM, and has been with the firm since its inception in 2001. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2010. Jessica Bemer, CFA is a Portfolio Manager and Principal at SCM. Ms. Bemer joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2014. Simon Rosenberg, CFA and CPA joined SCM in 2007 as a Senior Analyst, and was appointed to his current role in 2011. Joseph Famoso, CFA joined the firm in 2012 as a Senior Analyst. Joseph Artuso, CFA joined the firm in 2005 as an intern and was appointed to his current role in 2010.

LARGE CAP GROWTH FUND:

As further described in the Principal Investment Strategies of the Large Cap Growth Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its

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portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Large Cap Growth Fund. Lawrence G. Kemp, CFA manages the portion of the Large Cap Growth Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments,

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Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science. Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Growth Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

S&P 500 INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the S&P 500 Index Fund allocated to SSGA FM are Michael Feehily, CFA, Mark Krivitsky and Karl Schneider, CAIA. Mr. Feehily is a Senior Managing Director of SSGA FM and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team, Chairperson for the firm's Trade Management Oversight Committee and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA FM in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team

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within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Krivitsky is a Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions (GEBS) Group and Tax-Efficient Market Capture Group. Mr. Krivitsky is responsible for managing both U.S. and international index funds and taxable institutional accounts. Mr. Krivitsky's previous experience at SSGA FM includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the Mutual Funds Division in 1992. Mr. Krivitsky has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University. Mr. Schneider is a Managing Director of SSGA FM and Deputy Head of GEBS in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a Portfolio Manager in SSGA FM's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA FM in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

SMALL CAP FUND:

As further described in the Principal Investment Strategies of the Small Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Small Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Montie L. Weisenberger manages the portion of the Small Cap Fund's assets allocated

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to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Falcon Point Capital, LLC: Falcon Point Capital, LLC (Falcon Point), located at Two Embarcadero Center, Suite 420, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Falcon Point. Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell-side Research Analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, Mr. Thomas worked as a Consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude, in Finance from Loyola University in Maryland and an M.B.A. with Honors from Columbia Business School. James A. Bitzer, CFA, Senior Managing Director and Director of Research, joined Falcon Point in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a Financial Analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude, in Business Economics from the University of California, Santa Barbara and an M.B.A. with Honors in Finance from the University of Michigan Business School. Michael J. Mahoney, Senior Managing Director and Portfolio Manager, joined Falcon Point in 2001 from Interwoven, where he was Director of Investor Relations. Mr. Mahoney held this position since 2000 when Interwoven acquired Neonyoyo, a wireless software startup, where he was Chief Strategy Officer. Prior to Interwoven, Mr. Mahoney was an Investment Manager in San Francisco for 9 years, specializing in telecommunications, technology and media investments. Mr. Mahoney was Director of the Global Telemedia Group at Dresdner RCM Global Investors from 1999 to 2000. Previously, Mr. Mahoney was Portfolio Manager of the GT (later AIM) Global Telecommunications Fund and an Analyst for GT Capital Management in San Francisco from 1991 to 1999. Before his money management career, Mr. Mahoney worked as a Consultant at Bain & Company in Boston and as a Corporate Finance Analyst at E. F. Hutton & Co. in New York. Mr. Mahoney has an M.B.A. from the Stanford Graduate School of Business and a B.A. from Whitman College, where he was elected to Phi Beta Kappa and now serves on the Board of Overseers (emeritus) and the Investment Committee.

LMCG Investments, LLC: LMCG Investments, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, Managing Director, Value Equities. Mr. Vingers has over 27 years of investment experience and has been with LMCG since 2009.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

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Rice Hall James & Associates LLC: Rice Hall James & Associates LLC (RHJ), located at 600 West Broadway Suite 1000, San Diego, California 92101-3383, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to RHJ. Lou Holtz has served as a Portfolio Manager with RHJ since 2008. Mr. Holtz served previously as a Managing Director and Portfolio Manager at Engemann Asset Management from 1996 to 2008. Yossi Lipsker has served as a Portfolio Manager with RHJ since 2008. Previously, Mr. Lipsker served as a Managing Director and Portfolio Manager at Engemann Asset Management from 1995 to 2008.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

SMALL CAP VALUE FUND:

As further described in the Principal Investment Strategies of the Small Cap Value Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Value Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Small Cap Value Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Cardinal Capital Management, L.L.C.: Cardinal Capital Management, L.L.C. (Cardinal), located at Four Greenwich Office Park, Greenwich, Connecticut 06831 serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund allocated to Cardinal. Eugene Fox, Robert Kirkpatrick, CFA, and Rachel Matthews have all been with Cardinal for more than 16 years. Robert Fields has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. Josef Lakonishok, Menno Vermeulen,

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CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Small Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Value Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

SMALL CAP GROWTH FUND:

As further described in the Principal Investment Strategies of the Small Cap Growth Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

ArrowMark Partners: ArrowMark Partners (ArrowMark), which is registered with the SEC as ArrowMark Colorado Holdings, LLC, is located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206 and serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to ArrowMark. Chad Meade and Brian Schaub joined ArrowMark in May 2013 and serve as Co-Portfolio Managers for ArrowMark's Small Cap Growth and Small/Mid Cap strategies. Mr. Meade, Portfolio Manager, joined ArrowMark Partners in May 2013. Mr. Meade serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Meade served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013). Mr. Schaub, Portfolio Manager, joined ArrowMark in May 2013. Mr. Schaub serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Schaub served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013).

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Axiom International Investors LLC: Axiom International Investors LLC (Axiom), located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to Axiom. Mr. David Kim, CFA, is the Lead Portfolio Manager for the Axiom US Small Cap Equity Strategy and Co-Portfolio Manager for the Axiom Global and International Micro-Cap Funds. Prior to joining Axiom, Mr. Kim was a Research Analyst for small and micro-capitalization companies at Pinnacle Associates LTD. Mr. Kim is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Kim holds a B.S. degree in Business Administration from Georgetown University, with a double major in Finance and International Business. Mr. Kim also attended Georgetown's Corporate Business Program at the Chinese University of Hong Kong. Mr. Matthew Franco, CFA, is the Lead Portfolio Manager for the International Small-Cap Equity Strategy and the Axiom Global and International Micro-Cap Equity Funds and Co-Portfolio Manager for the US Small Cap Equity Strategy. Mr. Franco was one of the original investment team members at Axiom's inception in 1998. Prior to Axiom, Mr. Franco was an Associate at Columbus Circle Investors, a unit of PIMCO Advisors LP, where he was an Analyst for the International Fund. Mr. Franco was also affiliated with investment boutique R.L. Renck & Company, a small capitalization company specialist firm. Mr. Franco has the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Franco holds a B.S., summa cum laude, in Finance with a concentration in Asian Studies from Saint John's University.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the Small Cap Growth Fund. Montie L. Weisenberger manages the portion of the Small Cap Growth Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Falcon Point Capital, LLC: Falcon Point Capital, LLC (Falcon Point), located at Two Embarcadero Center, Suite 420, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund allocated to Falcon Point. Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell-side Research Analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, Mr. Thomas worked as a Consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude, in Finance from Loyola University in Maryland and an M.B.A. with Honors from Columbia Business School. James A. Bitzer, CFA, Senior Managing Director and Director of Research, joined Falcon Point in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a Financial Analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude, in Business Economics from the University of California, Santa Barbara and an M.B.A. with Honors in Finance from the University of Michigan Business School. Michael J. Mahoney, Senior Managing Director and Portfolio Manager, joined Falcon Point in 2001 from Interwoven, where he was Director of Investor Relations. Mr. Mahoney held this position since 2000 when Interwoven acquired Neonyoyo, a wireless software startup, where he was Chief Strategy Officer. Prior to

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Interwoven, Mr. Mahoney was an Investment Manager in San Francisco for 9 years, specializing in telecommunications, technology and media investments. Mr. Mahoney was Director of the Global Telemedia Group at Dresdner RCM Global Investors from 1999 to 2000. Previously, Mr. Mahoney was Portfolio Manager of the GT (later AIM) Global Telecommunications Fund and an Analyst for GT Capital Management in San Francisco from 1991 to 1999. Before his money management career, Mr. Mahoney worked as a Consultant at Bain & Company in Boston and as a corporate Finance Analyst at E. F. Hutton & Co. in New York. Mr. Mahoney has an M.B.A. from the Stanford Graduate School of Business and a B.A. from Whitman College, where he was elected to Phi Beta Kappa and now serves on the Board of Overseers (emeritus) and the Investment Committee.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Growth Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

MID-CAP FUND:

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Mid-Cap Fund. A team of investment professionals manages the portion of the Mid-Cap Fund's assets allocated to QMA. The team consists of Peter Xu, Ph.D., Stacie L. Mintz, CFA and Devang Gambhirwala. Dr. Xu, a Managing Director at QMA, is responsible for the portfolio management investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Dr. Xu conducts equity market research, the results of which are used in the stock selection process for all of QMA's US Core Equity portfolios. Ms. Mintz, a Managing Director at QMA, is responsible for the portfolio management and investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Ms. Mintz is also responsible for overseeing QMA's equity mandates. Mr. Gambhirwala, a Principal at QMA, is responsible for the portfolio management and investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Mr. Gambhirwala is also responsible for overseeing QMA's US Core Equity long-short and large-cap mandates and is also responsible for the management of structured products. Prior to joining QMA, Dr. Xu, Ms. Mintz and Mr. Gambhirwala were employed by QMA's predecessor, Prudential Investment Management, Inc. since 1997, 1992 and 1986, respectively.

U.S. MANAGED VOLATILITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Mr. Aronson, CFA, CIC, has been Managing Principal and a Portfolio Manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Ms. Cranston, CFA, CPA, Principal, has been a Portfolio Manager with AJO since 2007 and a Portfolio and Financial Accountant with AJO since 1991. Ms. Moore, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 1998. Mr. Whitehead, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 2004. Mr. Rogers, CFA, Principal, has been a Portfolio Manager with AJO since 2012, and he was a trader with AJO beginning in 1993.

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Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 12 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the U.S. Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ryan Taliaferro, Senior Vice President and Portfolio Manager, serves as lead portfolio manager to the Global Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Senior Vice President and Portfolio Manager, serves as back-up portfolio manager to the Global Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a Vice President and Quantitative Analyst within the Quantitative Investment Group at Wellington Management Co.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. David Krider, a Portfolio Manager, joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc. and served as the firm's Chief Technology Officer from 1996-2005. Portfolio

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responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Krider. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

REAL ESTATE FUND:

CenterSquare Investment Management LLC: CenterSquare Investment Management LLC (CenterSquare), located at 630 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, serves as a Sub-Adviser to the Real Estate Fund. Dean Frankel, CFA, and Eric Rothman, CFA, manage the portion of the Real Estate Fund's assets allocated to CenterSquare. Mr. Frankel is the Global Head of Real Estate Securities at CenterSquare Investment Management. Mr. Frankel is responsible for management of the firm's proprietary research process, as well as analyzing and interpreting the implications of major events and economic trends. Mr. Frankel manages the daily operations of the real estate securities portfolios, and has ultimate decision making authority for the core U.S. and Global REIT strategies. Mr. Frankel joined CenterSquare in 1997 and holds a B.S. in Economics from the University of Pennsylvania's Wharton School of Business. Mr. Rothman serves as Portfolio Manager for CenterSquare's real estate securities group. Mr. Rothman joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the real estate securities universe. Mr. Rothman also manages a global REIT high yield separate account mandate which leverages the global research platform in place. Mr. Rothman brings 22 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a Sell-side REIT Analyst at Wachovia Securities and three years as an Analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Real Estate Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist. Mr. Statz is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director. Mr. Bedell directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

ENHANCED INCOME FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced Income Fund. A team of investment professionals manages the portion of the Enhanced Income Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Lead Portfolio Manager. Mr. Leupp has been with the Ares Tradable Credit Group since 2003 and has been a Portfolio Manager since 2007. Mr. Brufsky and Mr. Leupp have over 27 years and 28 years, respectively, of experience with the leveraged finance asset class.

Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Enhanced Income Fund. Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, serves as Portfolio

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Manager of the portion of the Enhanced Income Fund's assets allocated to Wellington Management. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; and James Gaul, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1988 as a Fixed Income Trader specializing in mortgage securities. Since 1997, Mr. Brown has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. Mr. Klemmer shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the Lead Trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. Mr. Lourie develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown and Mr. Lourie on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Group

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Managing Director, Chief Investment Officer — Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. WellsCap is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. A team of investment professionals led by Tom O'Connor, CFA, Managing Director, Senior Portfolio Manager and Co-Head, Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, Maulik Bhansali, CFA, Senior Portfolio Manager, and Jarad Vasquez, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. Mr. Bhansali joined WellsCap in 2001, where he began his investment career. Mr. Vasquez joined WellsCap in 2007 and began his investment career in 2001. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, CFA, Chai-Liang Lian, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Eichstaedt, Lian, Lindbloom and Buchannan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 20 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and both Mr. Lindbloom and Mr. Buchanan joined Western Asset as Portfolio Managers in 2005. Mr. Lian joined Western Asset as a Portfolio Manager in 2011. Mr. Lian also serves as Western Asset's Head of Emerging Markets Debt. Mr. Buchanan also serves as Western Asset's Deputy Chief Investment Officer and Head of Global Credit.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 40 years of industry experience.

U.S. FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the U.S. Fixed Income Fund's assets

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allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; and James Gaul, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1988 as a Fixed Income Trader specializing in mortgage securities. Since 1997, Mr. Brown has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. Mr. Klemmer shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the Lead Trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. Mr. Lourie develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown and Mr. Lourie on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the U.S. Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Group Managing Director, Chief Investment Officer — Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

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Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the U.S. Fixed Income Fund. WellsCap is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. A team of investment professionals led by Tom O'Connor, CFA, Managing Director, Senior Portfolio Manager and Co-Head, Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, Maulik Bhansali, CFA, Senior Portfolio Manager, and Jarad Vasquez, Senior Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. Mr. Bhansali joined WellsCap in 2001, where he began his investment career. Mr. Vasquez joined WellsCap in 2007 and began his investment career in 2001. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the U.S. Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt and Mark S. Lindbloom, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 20 years. Mr. Leech joined Western Asset in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as a Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the U.S. Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 40 years of industry experience.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Lead Portfolio Manager. Mr. Leupp has been with the Ares Tradable Credit Group since 2003 and has been a Portfolio Manager since 2007. Mr. Brufsky and Mr. Leupp have over 27 years and 28 years, respectively, of experience with the leveraged finance asset class.

Benefit Street Partners L.L.C.: Benefit Street Partners L.L.C. (Benefit Street), located at 9 West 57th Street, Suite 4920, New York, New York 10019, serves as Sub-Adviser to the High Yield Bond Fund. The Benefit Street business was established in 2008 in partnership with Providence Equity Partners L.L.C. (Providence). Thomas Gahan, Michael Paasche and Paul Karpers manage the portion of the assets of the High Yield Bond Fund allocated to Benefit Street. Mr. Gahan is the founder and Chief Executive Officer of Benefit Street since the firm's formation. Mr. Paasche has been a Senior Managing Director of Benefit

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Street and its affiliates since the firm's formation. Mr. Karpers has been a Managing Director of Benefit Street and its affiliates since 2016.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. Donald E. Morgan III and Douglas C. Pardon manage the portion of the High Yield Bond Fund's assets allocated to Brigade. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006. Mr. Pardon joined Brigade in 2007 and became involved with the investment decision made with respect to the High Yield Bond Fund in 2017. Prior to joining Brigade, Mr. Pardon was a Vice President/Senior Analyst in the High Yield Group at Lehman Asset Management. Mr. Pardon also served as an Analyst in the Mergers and Acquisitions Group at Merrill Lynch & Co.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly-owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") Class I Shares of the Funds. The Funds offer Class I Shares only to financial institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class I Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any

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individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which classes of shares are available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such

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securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser,

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as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A

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Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  If the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  If a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason, without notice.

Judgments with respect to the implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

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The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required

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on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class I Shares of any Fund for Class I Shares of any other fund of SEI Institutional Managed Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

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Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and

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the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may compensate these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class I Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class I Shares. The Funds have adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee in connection with ongoing administrative services for shareholder accounts owning such Shares at an annual rate of up to 0.25% of average daily net assets of the Class I Shares. The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class I Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to Class I Shares.

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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information, including policies and procedures, for the Funds can be obtained in the SAI and on the Internet at the following address: http://www.seic.com/holdings/ (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Real Estate, Enhanced Income and Real Return Funds to distribute their investment income quarterly. It is the policy of the Global Managed Volatility Fund to distribute its investment income annually. It is the policy of the Core Fixed Income, U.S. Fixed Income and High Yield Bond Funds to declare their net investment income daily and distribute it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan.

The recently enacted Tax Cuts and Jobs Act (the Tax Act) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be

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subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.

Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an ETF taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is expected that distributions from the Real Return, Real Estate, High Yield Bond, Enhanced Income, Core Fixed Income, and the U.S. Fixed Income Funds will primarily consist of ordinary income and that distributions from such Funds will generally not be eligible for the lower tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 20%. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain Funds' investment strategies will significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

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Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Certain Funds may invest in REITs. The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Funds to pass through the special character of "qualified REIT dividends" to shareholders.

The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

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This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of the Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income and High Yield Bond Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

Class I Shares of the Large Cap, Small Cap, U.S. Fixed Income and Real Return Funds did not have performance information as of September 30, 2017.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Value Fund
CLASS I
2017	$21.21	$0.27	$3.49	$3.76	$(0.26)	$—	$(0.26)	$24.71	17.84%	$4,666	1.11%		1.11%		1.18%		1.16%	76%
2016	22.35	0.28	1.78	2.06	(0.25)	(2.95)	(3.20)	21.21	9.93	6,165	1.13	(2)	1.13	(2)	1.20	(2)	1.33	70
2015	25.71	0.27	(1.72)	(1.45)	(0.20)	(1.71)	(1.91)	22.35	(6.34)	7,477	1.11		1.12		1.18		1.06	96
2014	21.96	0.24	3.75	3.99	(0.24)	—	(0.24)	25.71	18.22	9,499	1.11		1.11		1.22		0.97	58
2013	18.02	0.23	3.95	4.18	(0.24)	—	(0.24)	21.96	23.35	9,412	1.11		1.11		1.22		1.16	55
Large Cap Growth Fund
CLASS I
2017	$29.17	$(0.01)	$4.86	$4.85	$—	$—	$—	$34.02	16.63%	$3,607	1.11%		1.11%		1.23%		(0.03)%	95%
2016	31.75	(0.04)	2.97	2.93	—	(5.51)	(5.51)	29.17	9.54	4,783	1.13	(2)	1.13	(2)	1.25	(2)	(0.15)	93
2015	33.40	0.01	0.96	0.97	(0.02)	(2.60)	(2.62)	31.75	2.65	5,558	1.11		1.11		1.23		0.02	110
2014	29.93	0.01	4.21	4.22	(0.04)	(0.71)	(0.75)	33.40	14.28	7,245	1.11		1.11		1.27		0.05	61
2013	25.28	0.02	4.68	4.70	(0.05)	—	(0.05)	29.93	18.62	8,324	1.11		1.11		1.27		0.06	69

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund
CLASS I
2017	$53.58	$0.77	$8.52	$9.29	$(0.72)	$(1.59)	$(2.31)	$60.56	17.87%	$6,328	0.65%		0.65%		0.79%		1.36%	21%
2016	47.46	0.76	6.15	6.91	(0.72)	(0.07)	(0.79)	53.58	14.67	6,473	0.67	(2)	0.67	(2)	0.82	(2)	1.49	10
2015	53.22	0.66	(0.99)	(0.33)	(0.74)	(4.69)	(5.43)	47.46	(1.19)	7,774	0.65		0.65		0.79		1.28	12
2014	46.38	0.68	7.94	8.62	(0.71)	(1.07)	(1.78)	53.22	18.95	7,962	0.65		0.65		0.79		1.35	10
2013	39.73	0.67	6.65	7.32	(0.67)	—	(0.67)	46.38	18.60	7,577	0.65		0.65		0.79		1.58	6
Small Cap Value Fund
CLASS I
2017	$22.57	$0.05	$3.41	$3.46	$(0.09)	$—	$(0.09)	$25.94	15.37%	$2,466	1.36%		1.36%		1.48%		0.22%	123%
2016	21.64	0.09	2.25	2.34	(0.10)	(1.31)	(1.41)	22.57	11.34	2,910	1.39	(2)	1.39	(2)	1.51	(2)	0.40	87
2015	23.81	0.08	(0.19)	(0.11)	(0.10)	(1.96)	(2.06)	21.64	(0.99)	3,736	1.36		1.36		1.48		0.34	87
2014	23.09	0.07	0.93	1.00	(0.08)	(0.20)	(0.28)	23.81	4.29	4,179	1.36		1.36		1.52		0.27	52
2013	18.10	0.11	5.02	5.13	(0.14)	—	(0.14)	23.09	28.51	5,308	1.36		1.36		1.53		0.55	51
Small Cap Growth Fund
CLASS I
2017	$27.83	$(0.24)	$5.52	$5.28	$—	$—	$—	$33.11	18.97%	$2,079	1.36%		1.36%		1.48%		(0.79)%	116%
2016	25.71	(0.14)	2.26	2.12	—	—	—	27.83	8.25	2,253	1.39	(2)	1.39	(2)	1.51	(2)	(0.56)	124
2015	25.15	(0.20)	0.76	0.56	—	—	—	25.71	2.23	2,774	1.36		1.36		1.48		(0.73)	131
2014	23.93	(0.21)	1.43	1.22	—	—	—	25.15	5.10	2,968	1.36		1.36		1.52		(0.82)	70
2013	18.04	(0.07)	5.99	5.92	(0.03)	—	(0.03)	23.93	32.86	3,384	1.36		1.36		1.53		(0.35)	81
Mid-Cap Fund
CLASS I
2017	$23.96	$0.12	$4.00	$4.12	$(0.11)	$(0.19)	$(0.30)	$27.78	17.32%	$864	1.20%		1.20%		1.24%		0.46%	112%
2016	25.04	0.22	2.85	3.07	(0.28)	(3.87)	(4.15)	23.96	13.84	871	1.24	(2)	1.24	(2)	1.27	(2)	0.97	115
2015	27.52	0.10	0.12	0.22	(0.03)	(2.67)	(2.70)	25.04	0.43	883	1.20		1.20		1.23		0.38	175
2014	24.64	(0.02)	3.65	3.63	(0.01)	(0.74)	(0.75)	27.52	15.01	1,144	1.26		1.26		1.28		(0.08)	66
2013	19.30	0.06	5.37	5.43	(0.09)	—	(0.09)	24.64	28.20	1,558	1.26		1.26		1.28		0.27	108

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
CLASS I
2017	$17.03	$0.21	$1.71	$1.92	$(0.20)	$(0.49)	$(0.69)	$18.26	11.58%	$1,426	1.25%		1.25%		1.48%		1.21%	48%
2016	16.21	0.21	1.62	1.83	(0.21)	(0.80)	(1.01)	17.03	11.76	1,928	1.27	(2)	1.27	(2)	1.50	(2)	1.28	43
2015	17.47	0.21	0.60	0.81	(0.20)	(1.87)	(2.07)	16.21	4.43	1,469	1.25		1.25		1.48		1.22	58
2014	16.07	0.19	2.61	2.80	(0.19)	(1.21)	(1.40)	17.47	18.35	1,280	1.25		1.25		1.52		1.13	71
2013	13.93	0.23	2.25	2.48	(0.22)	(0.12)	(0.34)	16.07	18.10	1,230	1.25		1.25		1.52		1.52	39
Global Managed Volatility Fund
CLASS I
2017	$11.29	$0.14	$1.00	$1.14	$(0.28)	$(0.42)	$(0.70)	$11.73	10.80%	$1,573	1.36%		1.36%		1.48%		1.24%	61%
2016	10.62	0.15	1.18	1.33	(0.52)	(0.14)	(0.66)	11.29	12.97	2,734	1.38	(2)	1.38	(2)	1.51	(2)	1.41	58
2015	11.23	0.17	0.44	0.61	(0.54)	(0.68)	(1.22)	10.62	5.43	1,301	1.36		1.36		1.48		1.50	52
2014	10.84	0.17	1.23	1.40	(0.48)	(0.53)	(1.01)	11.23	13.78	1,034	1.36		1.36		1.53		1.59	68
2013	9.66	0.20	1.21	1.41	(0.23)	—	(0.23)	10.84	14.91	954	1.36		1.36		1.54		1.85	60
Real Estate Fund
CLASS I
2017	$19.35	$(0.02)	$(0.20)	$(0.22)	$(0.37)	$(1.63)	$(2.00)	$17.13	(0.80)%	$529	1.36%		1.36%		1.49%		(0.09)%	67%
2016	17.94	0.25	2.69	2.94	(0.12)	(1.41)	(1.53)	19.35	16.90	651	1.38	(2)	1.38	(2)	1.50	(2)	1.33	84
2015	17.03	0.03	1.87	1.90	(0.21)	(0.78)	(0.99)	17.94	11.16	720	1.36		1.36		1.48		0.17	51
2014	15.39	0.25	1.64	1.89	(0.25)	—	(0.25)	17.03	12.33	622	1.36		1.36		1.52		1.51	57
2013	14.93	0.10	0.51	0.61	(0.15)	—	(0.15)	15.39	4.09	565	1.36		1.36		1.52		0.65	74
Enhanced Income Fund
CLASS I
2017	$7.47	$0.14	$0.11	$0.25	$(0.16)	$—	$(0.16)	$7.56	3.33%	$188	0.85%		0.85%		1.23%		1.81%	76%
2016	7.45	0.13	0.03	0.16	(0.14)	—	(0.14)	7.47	2.20	255	0.88	(2)	0.88	(2)	1.29	(2)	1.71	90
2015	7.58	0.12	(0.12)	—	(0.13)	—	(0.13)	7.45	(0.06)	232	0.85		0.85		1.26		1.54	89
2014	7.59	0.12	(0.01)	0.11	(0.12)	—	(0.12)	7.58	1.44	376	0.85		0.85		1.30		1.53	106
2013	7.56	0.14	0.02	0.16	(0.13)	—	(0.13)	7.59	2.17	368	0.85		0.85		1.30		1.85	170

148

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
CLASS I
2017	$11.70	$0.22	$(0.14)	$0.08	$(0.24)	$(0.23)	$(0.47)	$11.31	0.80%	$5,975	0.89%		0.89%		1.05%		1.97%	386%
2016	11.46	0.24	0.36	0.60	(0.24)	(0.12)	(0.36)	11.70	5.41	9,313	0.91	(2)	0.91	(2)	1.13	(2)	2.07	336
2015	11.46	0.24	0.01	0.25	(0.25)	—	(0.25)	11.46	2.14	12,504	0.89		0.89		1.11		2.10	350
2014	11.19	0.27	0.27	0.54	(0.27)	—	(0.27)	11.46	4.91	10,488	0.89		0.89		1.08		2.38	343
2013	11.63	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	11.19	(1.31)	14,128	0.89		0.89		1.10		2.34	342
High Yield Bond Fund
CLASS I
2017	$6.93	$0.39	$0.26	$0.65	$(0.38)	$(0.12)	$(0.50)	$7.08	9.65%	$1,147	1.12	%(3)	1.12	%(3)	1.25	%(3)	5.58%	62%
2016	6.78	0.40	0.23	0.63	(0.39)	(0.09)	(0.48)	6.93	9.95	1,078	1.14	(2)	1.14	(2)	1.36	(2)	6.01	56
2015	7.48	0.39	(0.67)	(0.28)	(0.38)	(0.04)	(0.42)	6.78	(3.91)	1,026	1.11		1.11		1.32		5.31	56
2014	7.49	0.40	0.03	0.43	(0.40)	(0.04)	(0.44)	7.48	5.81	3,794	1.11		1.11		1.37		5.24	73
2013	7.40	0.45	0.07	0.52	(0.43)	—	(0.43)	7.49	7.19	38,849	1.11		1.11		1.38		6.07	74

† Returns and turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) The expense ratio includes proxy expenses outside of the cap.

(3) The expense ratio includes litigation expenses outside the cap.

Amounts designated as "—" are $0 or have been rounded to $0.

149

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2018 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-105 (1/18)

seic.com

January 31, 2018

PROSPECTUS

SEI Institutional Managed Trust

Class Y Shares

›  Large Cap Fund (SLYCX)

›  Large Cap Value Fund (SVAYX)

›  Large Cap Growth Fund (SLRYX)

›  Tax-Managed Large Cap Fund (STLYX)

›  S&P 500 Index Fund (SETYX)

›  Small Cap Fund (SMYFX)

›  Small Cap Value Fund (SPVYX)

›  Small Cap Growth Fund (SMAYX)

›  Tax-Managed Small/Mid Cap Fund (STMPX)

›  Mid-Cap Fund (SFDYX)

›  U.S. Managed Volatility Fund (SUSYX)

›  Global Managed Volatility Fund (SGLYX)

›  Tax-Managed Managed Volatility Fund (STVYX)

›  Tax-Managed International Managed Volatility Fund (SIMYX)

›  Real Estate Fund (SREYX)

›  Enhanced Income Fund (SNHYX)

›  Core Fixed Income Fund (SCFYX)

›  U.S. Fixed Income Fund (SUSWX)

›  High Yield Bond Fund (SIYYX)

›  Conservative Income Fund (COIYX)

›  Tax-Free Conservative Income Fund (TFCYX)

›  Real Return Fund (SRYRX)

›  Dynamic Asset Allocation Fund (SDYYX)

›  Multi-Strategy Alternative Fund (SMUYX)

›  Long/Short Alternative Fund (SLSFX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP FUND	1
LARGE CAP VALUE FUND	7
LARGE CAP GROWTH FUND	12
TAX-MANAGED LARGE CAP FUND	17
S&P 500 INDEX FUND	23
SMALL CAP FUND	28
SMALL CAP VALUE FUND	33
SMALL CAP GROWTH FUND	38
TAX-MANAGED SMALL/MID CAP FUND	43
MID-CAP FUND	48
U.S. MANAGED VOLATILITY FUND	52
GLOBAL MANAGED VOLATILITY FUND	57
TAX-MANAGED MANAGED VOLATILITY FUND	62
TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND	67
REAL ESTATE FUND	72
ENHANCED INCOME FUND	76
CORE FIXED INCOME FUND	83
U.S. FIXED INCOME FUND	90
HIGH YIELD BOND FUND	97
CONSERVATIVE INCOME FUND	103
TAX-FREE CONSERVATIVE INCOME FUND	108
REAL RETURN FUND	113
DYNAMIC ASSET ALLOCATION FUND	118
MULTI-STRATEGY ALTERNATIVE FUND	128
LONG/SHORT ALTERNATIVE FUND	137
Purchase and Sale of Fund Shares	146
Tax Information	146
Payments to Broker-Dealers and Other Financial Intermediaries	146
MORE INFORMATION ABOUT INVESTMENTS	146
MORE INFORMATION ABOUT RISKS	147
Risk Information Common to the Funds	147
More Information About the Long/Short Alternative Fund's Risks	148
More Information About Principal Risks	149
GLOBAL ASSET ALLOCATION	169
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	169
INVESTMENT ADVISER	172
SUB-ADVISERS	176
Information About Fee Waivers	177
Sub-Advisers and Portfolio Managers	180
Related Account Performance	210
PURCHASING, EXCHANGING AND SELLING FUND SHARES	212
HOW TO PURCHASE FUND SHARES	213
Pricing of Fund Shares	214
Frequent Purchases and Redemptions of Fund Shares	216
Foreign Investors	218
Customer Identification and Verification and Anti-Money Laundering Program	218
HOW TO EXCHANGE YOUR FUND SHARES	218
HOW TO SELL YOUR FUND SHARES	219
Receiving Your Money	219
Methods Used to Meet Redemption Obligations	219
Low Balance Redemptions	220
Suspension of Your Right to Sell Your Shares	220
Large Redemptions	220
Telephone Transactions	220
Unclaimed Property	220
DISTRIBUTION OF FUND SHARES	220
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	221
DIVIDENDS, DISTRIBUTIONS AND TAXES	221
Dividends and Distributions	221
Taxes	222
ADDITIONAL INFORMATION	224
FINANCIAL HIGHLIGHTS	226
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.39%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.71%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class Y Shares	$73	$227	$395	$883

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

1

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

2

SEI / PROSPECTUS

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

3

SEI / PROSPECTUS

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.91% (03/31/12) Worst Quarter: -15.19% (09/30/11)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4

SEI / PROSPECTUS

Large Cap Fund*	1 Year	5 Years	Since Inception (9/30/2009)
Return Before Taxes	22.84%	14.46%	12.97%
Return After Taxes on Distributions	20.44%	11.96%	10.87%
Return After Taxes on Distributions and Sale of Fund Shares	14.34%	10.96%	10.03%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	14.33%

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2011 Since 2011 Since 2011 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2015 Since 2015	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst

5

SEI / PROSPECTUS

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2009 Since 2009 Since 2009 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Richard Snow Joshua Schachter, CFA Anne Wickland, CFA Jessica Bemer, CFA Simon Rosenberg, CFA Joseph Famoso, CFA Joseph Artuso, CFA	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer, Principal Senior Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Senior Analyst Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

6

SEI / PROSPECTUS

LARGE CAP VALUE FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.69%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Class Y Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Value Index (between $654 million and $489 billion as of December 31, 2017) at the time of

7

SEI / PROSPECTUS

purchase. The market capitalization range and the composition of the Russell 1000 Value Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities and/or value stocks may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

9

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.82% (09/30/09) Worst Quarter: -20.73% (12/31/08)

The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Value Fund*	1 Year	5 Years	10 Years	Since Inception** (10/3/1994)
Return Before Taxes	17.69%	13.74%	6.55%	9.28%
Return After Taxes on Distributions	15.89%	11.91%	5.35%	7.74%
Return After Taxes on Distributions and Sale of Fund Shares	10.73%	10.53%	4.83%	7.32%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%	10.05%†

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

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** The Fund's actual inception date is April 20, 1987. Between April 20, 1987 and October 3, 1994, the Fund was advised by a different investment adviser. Accordingly, performance shown in the chart above is from October 3, 1994.

† Index returns are shown from October 31, 1994.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2013 Since 2013	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1995 Since 1995 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Richard Snow Joshua Schachter, CFA Anne Wickland, CFA Jessica Bemer, CFA Simon Rosenberg, CFA Joseph Famoso, CFA Joseph Artuso, CFA	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer, Principal Senior Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Portfolio Manager, Principal Senior Analyst Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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LARGE CAP GROWTH FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.74%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund — Class Y Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Growth Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000

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Growth Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could

13

SEI / PROSPECTUS

result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities and/or growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the

14

SEI / PROSPECTUS

past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.34% (06/30/09) Worst Quarter: -24.18% (12/31/08)

The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Growth Fund*	1 Year	5 Years	10 Years	Since Inception (12/20/1994)
Return Before Taxes	28.65%	14.35%	7.88%	8.47%
Return After Taxes on Distributions	26.00%	12.30%	6.82%	7.67%
Return After Taxes on Distributions and Sale of Fund Shares	18.11%	11.09%	6.15%	7.06%
Russell 1000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%	9.65%†

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from December 31, 1994.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses^	0.27%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.68%†

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Large Cap Fund — Class Y Shares	$69	$218	$379	$847

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of efficient tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to

18

SEI / PROSPECTUS

intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.35% (06/30/09) Worst Quarter: -23.05% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Tax-Managed Large Cap Fund*	1 Year	5 Years	10 Years	Since Inception (3/5/1998)
Return Before Taxes	21.47%	14.22%	7.28%	5.87%
Return After Taxes on Distributions	20.58%	13.76%	6.84%	5.50%
Return After Taxes on Distributions and Sale of Fund Shares	12.40%	11.24%	5.67%	4.70%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	8.59%	6.80%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from March 31, 1998.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA James J. Clarke	Since 2015 Since 2015	Managing Director and Portfolio Manager Portfolio Manager and Director of Fundamental Research
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2015 Since 2015	Partner, CIO Partner, Portfolio Manager & Research Analyst
Fiera Capital Inc.	Nadim Rizk, CFA Andrew Chan, CIM	Since 2016 Since 2016	Senior Vice President, Lead Portfolio Manager Vice President, Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman & Chief Investment Officer Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst Portfolio Manager, Research Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2001 Since 2001 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2001 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle Investment Center
Schafer Cullen Capital Management	James Cullen Jennifer Chang	Since 2017 Since 2017	Chief Executive Officer & Portfolio Manager Executive Director & Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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S&P 500 INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.29%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund — Class Y Shares	$30	$93	$163	$368

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets (at least 80%) in securities listed in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which is composed of approximately 500 leading U.S. publicly traded companies from a broad range of industries (mostly common stocks). The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the
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S&P 500 Index before the fees and expenses of the Fund. The Fund generally gives the same weight to a given stock as the S&P 500 Index does.

In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in futures contracts, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund. The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of the Fund's adviser, SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the S&P 500 Index, may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the benchmark and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.94% (06/30/09) Worst Quarter: -22.16% (12/31/08)

The Fund's Class Y Shares commenced operations on October 30, 2015. For the calendar years 2008 through 2015, the performance of the Fund's Class E Shares is shown, except as described below. The Fund's Class E Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities and have substantially similar annual fund operating expenses, returns for Class Y Shares would have been substantially similar to those of Class E Shares, shown here.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

S&P 500 Index Fund*	1 Year	5 Years	10 Years	Since Inception** (7/31/1985)
Return Before Taxes	21.53%	15.52%	8.27%	10.68%
Return After Taxes on Distributions	20.33%	13.94%	7.12%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	12.29%	11.97%	6.23%	8.56%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	11.02%

* The Fund's Class Y Shares commenced operations on October 30, 2015. From September 17, 2007 through October 30, 2015, the performance of the Fund's Class E Shares is shown. The Fund's Class E Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities and have substantially similar annual

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fund operating expenses, returns for Class Y Shares would have been substantially similar to those of Class E Shares, shown here.

** The Fund is the successor to SEI Index Funds' S&P 500 Index Fund (the Predecessor Fund). The Fund commenced operations on September 17, 2007. Accordingly, for periods prior to September 17, 2007, performance information is based on the performance of the Predecessor Fund.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Mark Krivitsky Karl Schneider, CAIA	Since 2011 Since 2012 Since 2012	Senior Managing Director and Head of Global
Equity Beta Solutions Group in the Americas
Vice President and Senior Portfolio Manager in
the Global Equity Beta Solutions Group and
Tax-Efficient Market Capture Group
Managing Director and Deputy Head of
Global Equity Beta Solutions in the Americas

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.00%

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class Y Shares	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (both common and preferred stocks) of small companies, including exchange-traded funds (ETFs) based on small capitalization indexes and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund may also invest in warrants and, to a lesser extent, in securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 16.32% (12/31/11) Worst Quarter: -23.12% (09/30/11)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund*	1 Year	5 Years	Since Inception (9/30/2009)
Return Before Taxes	9.86%	11.83%	11.21%
Return After Taxes on Distributions	7.92%	9.95%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	9.02%	8.58%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	13.51%

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2009 Since 2009 Since 2009 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager
Falcon Point Capital, LLC	Michael L. Thomas James A. Bitzer, CFA Michael J. Mahoney	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager Senior Managing Director Senior Managing Director
LMCG Investments, LLC	R. Todd Vingers, CFA	Since 2017	Managing Director, Value Equities
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Rice Hall James & Associates LLC	Lou Holtz Yossi Lipsker	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2014 Since 2014	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SMALL CAP VALUE FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.00%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Class Y Shares	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants, and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities and/or value stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 22.49% (06/30/09) Worst Quarter: -27.72% (12/31/08)

The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Value Fund*	1 Year	5 Years	10 Years	Since Inception (12/20/1994)
Return Before Taxes	7.87%	11.58%	7.28%	10.22%
Return After Taxes on Distributions	5.41%	9.99%	6.33%	8.55%
Return After Taxes on Distributions and Sale of Fund Shares	6.06%	8.86%	5.62%	8.12%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%	10.77%†

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from December 31, 1994.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert Fields	Since 2016 Since 2016 Since 2016 Since 2016	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1997 Since 1997 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2016 Since 2016	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SMALL CAP GROWTH FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Class Y Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of

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SEI / PROSPECTUS

the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to a Sub-Adviser are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities and/or growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

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Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.05% (06/30/09) Worst Quarter: -29.67% (12/31/08)

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SEI / PROSPECTUS

The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Growth Fund*	1 Year	5 Years	10 Years	Since Inception (4/20/1992)
Return Before Taxes	18.65%	14.07%	6.64%	9.34%
Return After Taxes on Distributions	18.55%	14.05%	6.61%	8.13%
Return After Taxes on Distributions and Sale of Fund Shares	10.63%	11.32%	5.36%	7.48%
Russell 2000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%	8.14%†

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from April 30, 1992.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
ArrowMark Colorado Holdings, LLC	Chad Meade Brian Schaub	Since 2014 Since 2014	Co-Portfolio Manager Co-Portfolio Manager
Axiom International Investors LLC	David Kim, CFA Matthew Franco, CFA	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager
Falcon Point Capital, LLC	Michael L. Thomas James A. Bitzer Michael J. Mahoney	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager Senior Managing Director Senior Managing Director
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SEI / PROSPECTUS

TAX-MANAGED SMALL/MID CAP FUND

Fund Summary

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Small/Mid Cap Fund — Class Y Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Tax-Managed Small/Mid Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies. For purposes of this Fund, a small or medium capitalization company is a company with a market capitalization in the range of companies in the Russell 2500 Index (between approximately $4 million and $28 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's

43

SEI / PROSPECTUS

investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to a Sub-Adviser are managed directly by SIMC. In managing assets of the Fund not allocated to Sub-Advisers, SIMC may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of efficient tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small or medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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SEI / PROSPECTUS

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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SEI / PROSPECTUS

Best Quarter: 20.31% (09/30/09) Worst Quarter: -27.26% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Small/Mid Cap Fund*	1 Year	5 Years	10 Years	Since Inception (10/31/2000)
Return Before Taxes	16.17%	13.38%	7.41%	7.26%
Return After Taxes on Distributions	15.54%	12.82%	7.06%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	10.59%	5.90%	5.95%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%	8.96%

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Michele L. Aghassi, Ph.D. Andrea Frazzini, Ph.D., M.S.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Managing and Founding Principal & Chief Investment Officer Principal Principal Principal Principal
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert Fields	Since 2016 Since 2016 Since 2016 Since 2016	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
CastleArk Management LLC	James Stark, CFA Greg Baxter, CFA	Since 2014 Since 2014	Vice President, Portfolio Manager Vice President, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2005 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle Investment Center
Rice Hall James & Associates LLC	Lou Holtz Yossi Lipsker	Since 2017 Since 2017	Portfolio Manager Portfolio Manager
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2014 Since 2014	Senior Portfolio Manager, Principal Portfolio Manager, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SEI / PROSPECTUS

MID-CAP FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.74%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund — Class Y Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. For purposes of this Fund, a medium-sized company is a company with a market capitalization in the range of companies in the Russell Midcap Index (between approximately $654 million and $63 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell Midcap Index are subject to change. The Fund's investments in equity securities may include

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SEI / PROSPECTUS

common and preferred stocks, warrants and, to a lesser extent, securities of small capitalization companies, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund currently uses a sub-adviser, and may use multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing the Fund's assets, the Sub-Advisers select stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that securities of medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 19.52% (09/30/09) Worst Quarter: -25.61% (12/31/08)

The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Mid-Cap Fund*	1 Year	5 Years	10 Years	Since Inception (2/16/1993)
Return Before Taxes	20.61%	16.07%	8.51%	10.47%
Return After Taxes on Distributions	17.41%	13.35%	7.10%	8.72%
Return After Taxes on Distributions and Sale of Fund Shares	12.48%	11.98%	6.39%	8.28%
Russell Midcap Index Return (reflects no deduction for fees, expenses or taxes)	18.52%	14.96%	9.11%	11.19%†

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from February 28, 1993.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Quantitative Management Associates LLC	Peter Xu, Ph.D. Stacie L. Mintz, CFA Devang Gambhirwala	Since 2007 Since 2007 Since 2007	Managing Director Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class Y Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, exchange-traded funds (ETFs) and warrants. The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs), real estate investment trusts (REITs) and securities of non-U.S. companies.

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The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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SEI / PROSPECTUS

Best Quarter: 13.34% (03/31/13) Worst Quarter: -20.35% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund*	1 Year	5 Years	10 Years	Since Inception (10/28/2004)
Return Before Taxes	14.33%	14.38%	8.62%	9.31%
Return After Taxes on Distributions	11.29%	11.69%	7.05%	7.86%
Return After Taxes on Distributions and Sale of Fund Shares	9.41%	10.69%	6.46%	7.19%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%	9.22%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from October 31, 2004.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2010	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2012	Managing Principal Principal Principal Principal Principal
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2004 Since 2004 Since 2010	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment
Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SEI / PROSPECTUS

GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses^	0.33%
Total Annual Fund Operating Expenses	0.98%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Managed Volatility Fund — Class Y Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). The Fund also may use futures contracts and forward contracts.

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Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). This approach is intended to manage the risk characteristics of the Fund. The Fund seeks to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return than the market over time. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

In managing the Fund's currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the

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derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same type of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic

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events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.18% (03/31/13) Worst Quarter: -15.33% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the MSCI World Minimum Volatility Index, 50% Hedged to USD, which is a secondary index designed to

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SEI / PROSPECTUS

serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Managed Volatility Fund*	1 Year	5 Years	10 Years	Since Inception (7/27/2006)
Return Before Taxes	17.43%	12.64%	5.57%	5.78%
Return After Taxes on Distributions	14.81%	9.81%	4.15%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	11.15%	9.06%	3.92%	4.13%
MSCI World Index Return (reflects no deduction for fees, expenses or taxes)	22.40%	11.64%	5.03%	6.28%†
MSCI World Minimum Volatility Index, 50% Hedged to USD Return (reflects no deduction for fees, expenses or taxes)	16.50%	N/A ††	N/A ††	N/A ††

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from July 31, 2006.

†† The MSCI World Minimum Volatility Index, 50% Hedged to USD Return for the 5 Years, 10 Years, and "Since Inception" periods are not provided because returns for the index are not available prior to 2015.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2008	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Ryan Taliaferro Mark Birmingham	Since 2011 Since 2013	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. David Krider	Since 2006 Since 2006 Since 2006	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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SEI / PROSPECTUS

TAX-MANAGED MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

To maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Managed Volatility Fund — Class Y Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Tax-Managed Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs), real estate investment trusts (REITs) and securities of non-U.S. companies. Although the Fund will be measured against the Russell 3000 Index, the Fund is expected to have significant sector and market capitalization deviations from the index given its focus on absolute risk as opposed to index

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relative risk. This could lead to significant performance deviations relative to the index over shorter-term periods.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser intends to achieve returns similar to those of the broad U.S. equity markets in a tax-efficient fashion but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. This will tend to lead the Fund's Sub-Advisers to construct portfolios with a low beta relative to the overall U.S. equity market. In addition, the Sub-Advisers will look to manage the impact of taxes by controlling portfolio turnover levels, selling stocks with the highest tax cost first and opportunistically harvesting losses to offset gains where possible.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

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Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 12.92% (03/31/13) Worst Quarter: -17.20% (12/31/08)

The Fund's Class Y Shares commenced operations on April 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Managed Volatility Fund*	1 Year	5 Years	10 Years	Since Inception (12/20/2007)
Return Before Taxes	15.48%	14.57%	9.46%	9.39%
Return After Taxes on Distributions	13.91%	12.80%	8.21%	8.13%
Return After Taxes on Distributions and Sale of Fund Shares	9.31%	11.16%	7.30%	7.24%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%	8.60%†

* The Fund's Class Y Shares commenced operations on April 30, 2015. For periods prior to April 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from December 31, 2007.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2010	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2012	Managing Principal Principal Principal Principal Principal
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2007 Since 2007 Since 2010	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer,
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2007 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.15%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed International Managed Volatility Fund — Class Y Shares	$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from October 17, 2016 to September 30, 2017, the Fund's annualized portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in non-U.S. equity securities. These securities may include common stocks and real estate investment trusts (REITs) of all capitalization ranges. Under normal circumstances, the Fund will invest in securities of issuers that are located in at least three countries outside of the U.S., but will typically invest much more broadly. The Fund will invest primarily in companies located in developed countries.

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The Fund seeks to construct, in a tax-sensitive manner, a portfolio of equity securities with lower volatility than the broad international developed equity markets (International Market).Each Sub-Adviser (as defined below) and SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), seeks to achieve lower volatility by constructing a portfolio of securities that primarily exhibit a more stable historical or predicted price and earnings behavior (i.e. absolute risk), but also take into consideration low correlation attributes and expected returns. Generally, the Fund is likely to underperform in a steeply rising International Market, but seeks to mitigate losses in a falling International Market.

The Fund expects that over the long-term, a lower volatility portfolio will provide returns similar to those of the International Market. Over shorter periods of time, however, due to its focus on absolute risk, the portfolio's country, sector and market capitalization exposures will typically vary from the International Market and it may experience significant performance deviations from the International Market.

The Fund uses a "multi-manager" approach to investing. This means that SIMC selects and oversees a number of third-party investment advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio. Sub-Advisers typically have differing investment philosophies and strategies that they use in managing the portion of the Fund's assets allocated to them by SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

The Fund implements the investment recommendations of the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

The Fund considers the security of an issuer to be "non-U.S." if the issuer is domiciled, incorporated, located and/or principally traded in a country other than the U.S. Developed market countries are those countries that are included in a developed markets index by a recognized index provider, or have similar developed characteristics, in each case determined at the time of purchase.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may

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fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund seeks to manage tax consequences to investors, but will likely earn taxable income and gains from time to time.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other

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investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.59% (03/31/17) Worst Quarter: 3.20% (12/31/17)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed International Managed Volatility Fund — Class Y	1 Year	Since Inception (10/17/2016)
Return Before Taxes	21.08%	16.03%
Return After Taxes on Distributions	19.67%	14.88%
Return After Taxes on Distributions and Sale of Fund Shares	11.92%	11.74%
MSCI EAFE Index Return	25.03%	22.52%†

† Index returns are shown from October 31, 2016.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Ryan Taliaferro Mark Birmingham	Since 2016 Since 2016	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. David Krider	Since 2016 Since 2016 Since 2016	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Chief Executive Officer, Chief Investment Officer,
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2016 Since 2016	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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REAL ESTATE FUND

Fund Summary

Investment Goal

Total return, including current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund — Class Y Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate companies (e.g., common stocks, rights, warrants, exchange-traded funds (ETFs), convertible securities and preferred stocks of real estate investment trusts (REITs) and real estate operating companies (REOCs)). Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively,

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the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser).

Principal Risks

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the securities of issuers in the real estate industry may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund's investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization REITs and other companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 34.14% (06/30/09) Worst Quarter: -38.57% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Real Estate Fund*	1 Year	5 Years	10 Years	Since Inception (11/13/2003)
Return Before Taxes	5.48%	9.23%	6.20%	9.09%
Return After Taxes on Distributions	2.78%	7.10%	4.77%	7.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.24%	6.74%	4.47%	6.99%
Wilshire U.S. Real Estate Securities Index Return (reflects no deduction for fees, expenses or taxes)	4.84%	9.70%	7.36%	9.52%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from November 30, 2003.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
CenterSquare Investment Management LLC	Dean Frankel, CFA Eric Rothman, CFA	Since 2011 Since 2011	Global Co-Head, Real Estate Securities Portfolio Manager, Real Estate Securities
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 2003 Since 2003 Since 2003	Chief Executive Officer, President and Chief Investment Officer Managing Director and Senior Market Strategist Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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ENHANCED INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses^	0.29%
Total Annual Fund Operating Expenses	0.69%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced Income Fund — Class Y Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes;

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(ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), which allocates the Fund's assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month London Interbank Offered Rate (LIBOR).

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts and swap agreements (also called "swaps") for speculative or hedging purposes. Futures contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of

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these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down,

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sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending

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substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.93% (06/30/09) Worst Quarter: -19.59% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Enhanced Income Fund*	1 Year	5 Years	10 Years	Since Inception (7/27/2006)
Return Before Taxes	3.07%	2.06%	0.25%	0.39%
Return After Taxes on Distributions	2.02%	1.12%	-0.71%	-0.69%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	1.14%	-0.21%	-0.13%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	1.11%	0.50%	0.84%	1.42%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

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† Index returns are shown from July 31, 2006.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky John Leupp	Since 2009 Since 2009	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Wellington Management Company LLP	Timothy E. Smith	Since 2006	Senior Managing Director and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses^	0.24%
Total Annual Fund Operating Expenses	0.52%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class Y Shares	$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 386% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities, mortgage

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dollar rolls and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

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Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of

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adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years,

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and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 8.12% (09/30/09) Worst Quarter: -3.23% (09/30/08)

The Fund's Class Y Shares commenced operations on June 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Core Fixed Income Fund*	1 Year	5 Years	10 Years	Since Inception (5/1/1987)
Return Before Taxes	4.50%	2.66%	4.91%	6.22%
Return After Taxes on Distributions	3.32%	1.25%	3.40%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.54%	1.39%	3.19%	4.03%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%	6.39%†

* The Fund's Class Y Shares commenced operations on June 30, 2015. For periods prior to June 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from May 31, 1987.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012 Since 2016 Since 2016	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Metropolitan West Asset Management, LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2002 Since 2002 Since 2002 Since 2004	Group Managing Director, Chief Investment
Officer — Fixed Income, Generalist Portfolio Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist Portfolio
Manager
Group Managing Director, Generalist Portfolio
Manager
Wells Capital Management Incorporated	Tom O'Connor, CFA Troy Ludgood Maulik Bhansali, CFA Jarad Vasquez	Since 2003 Since 2004 Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head Senior Portfolio Manager Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt, CFA Mark S. Lindbloom Michael C. Buchanan Chai-Liang Lian	Since 2014 Since 1997 Since 2005 Since 2005 Since 2014	Chief Investment Officer, Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager, Head of Global Credit, and
Deputy Chief Investment Officer
Portfolio Manager and Head of Emerging
Markets Debt
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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U.S. FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses^	0.24%
Total Annual Fund Operating Expenses	0.52%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Fixed Income Fund — Class Y Shares	$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 463% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. fixed income securities. The Fund will invest primarily in U.S. corporate and government fixed income securities, including mortgage-backed securities, mortgage dollar rolls and asset-backed securities. The Fund uses

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a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (junk bonds or those rated BB+, B and CCC). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, a 5 year duration means the fixed income security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to

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compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from

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shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.51% (09/30/11) Worst Quarter: -2.94% (12/31/16)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Fixed Income Fund*	1 Year	5 Years	Since Inception (7/2/2009)
Return Before Taxes	3.56%	2.05%	4.16%
Return After Taxes on Distributions	2.57%	0.88%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.01%	1.03%	2.63%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.71%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012 Since 2016 Since 2016	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Metropolitan West Asset Management, LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2009 Since 2009 Since 2009 Since 2009	Group Managing Director, Chief Investment
Officer — Fixed Income, Generalist Portfolio Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist Portfolio
Manager
Group Managing Director, Generalist Portfolio
Manager
Wells Capital Management Incorporated	Tom O'Connor, CFA Troy Ludgood Maulik Bhansali, CFA Jarad Vasquez	Since 2009 Since 2009 Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head Senior Portfolio Manager Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt, CFA Mark S. Lindbloom	Since 2014 Since 2009 Since 2009	Chief Investment Officer, Portfolio Manager Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses^	0.24%
Total Annual Fund Operating Expenses	0.73%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class Y Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including

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corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund seeks to have a portfolio of securities that is diversified as to issuers and industries. The Fund's average weighted maturity may vary, but will generally not exceed ten years. There is no limit on the maturity or credit quality of any individual security in which the Fund may invest.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses

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due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 22.11% (06/30/09) Worst Quarter: -21.94% (12/31/08)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Bond Fund*	1 Year	5 Years	10 Years	Since Inception (1/11/1995)
Return Before Taxes	7.90%	5.62%	7.21%	7.33%
Return After Taxes on Distributions	4.66%	2.50%	3.97%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	4.43%	2.82%	4.11%	4.12%
BofA Merrill Lynch U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	7.48%	5.81%	7.96%	N/A †

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† The BofA Merrill Lynch U.S. High Yield Constrained Index Return for the "Since Inception" period is not provided because returns for the index are not available prior to 1996.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David S. Aniloff, CFA	Since 2005	Senior Portfolio Manager
Michael Schafer	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky John Leupp	Since 2007 Since 2007	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Benefit Street Partners L.L.C.	Thomas Gahan Mike Paasche Paul Karpers	Since 2014 Since 2014 Since 2016	Chief Executive Officer Senior Managing Director Managing Director
Brigade Capital Management, LP	Donald E. Morgan III Douglas C. Pardon	Since 2009 Since 2017	Managing Partner and Portfolio Manager Co-Portfolio Manager
J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2005 Since 2005	Managing Director, Lead Portfolio Manager Managing Director, Co-Lead Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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CONSERVATIVE INCOME FUND

Fund Summary

Investment Goal

Principal preservation and a high degree of liquidity while providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.33%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Conservative Income Fund — Class Y Shares	$34	$106	$185	$418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Conservative Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated debt securities that the Fund's sub-adviser (the Sub-Adviser) believes present minimal credit risks to the Fund.

Under normal market conditions, the Fund will primarily invest in short-term US dollar denominated debt securities, including: (i) commercial paper, corporate bonds and asset-based securities of U.S. and foreign issuers; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes, and other

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obligations of U.S. savings and loan and thrift institutions, US banks or US branches or non-US branches of foreign banks; (iii) short-term obligations issued by state and local governments; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (v) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations). The Fund may also enter into fully-collateralized repurchase agreements. Although the Fund may invest in securities with any maturity or duration, the Fund generally seeks to maintain a weighted average maturity of 90 days or less.

Under normal circumstances, the Fund will invest at least 25% of its assets in securities issued by companies in the financial services industry, but may invest less than 25% of its assets in this industry as a temporary defensive measure.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Through analysis of both macroeconomic factors and individual company attributes, the Sub-Adviser seeks to invest in securities that are marketable and liquid, offer competitive yields, and are of issuers that represent low credit risk. In selecting securities, the Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Financial Services Industry Risk — The Fund's portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund's net asset value per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although the Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, the Fund is not a money market fund, does not seek to maintain a stable net asset value per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, the Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk,

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credit risk and other risks relevant to the Fund's investments. Certain of the Fund's investments may not be permitted investments of a money market fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 0.31% (12/31/17) Worst Quarter: 0.21% (03/31/17)

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Conservative Income Fund — Class Y	1 Year	Since Inception (4/22/2016)
Return Before Taxes	1.10%	0.86%
Return After Taxes on Distributions	0.62%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	0.62%	0.49%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.65%†

† Index returns are shown from April 30, 2016.

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2016	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Advisors, LLC	Richard Mejzak, CFA Eric Hiatt, CFA, FRM	Since 2016 Since 2016	Managing Director of BlackRock, Inc. Director of BlackRock, Inc.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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TAX-FREE CONSERVATIVE INCOME FUND

Fund Summary

Investment Goal

Preserving principal value and maintaining a high degree of liquidity while providing current income exempt from federal income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.34%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Free Conservative Income Fund — Class Y Shares	$35	$109	$191	$431

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Tax-Free Conservative Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in US dollar-denominated municipal securities that the Fund's sub-adviser (the Sub-Adviser) believes present minimal credit risks to the Fund and that pay interest that (i) is exempt from federal income taxes and (ii) is not taxable under the federal alternative minimum tax applicable to individuals. The principal issuers of these securities are state and

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local governments and their agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions.

Under normal market conditions, the Fund will primarily invest in short-term US dollar-denominated debt securities including: US municipal bonds, notes, variable rate demand notes, tender option bonds, floating rate notes, industrial development bonds, pre-refunded bonds and commercial paper. The Fund may also, to a limited extent, invest in repurchase agreements and securities subject to the alternative minimum tax or in debt securities subject to federal income tax. Although the Fund may invest in securities with any maturity or duration, the Fund generally seeks to maintain a weighted average maturity of 90 days or less.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Through analysis of both macroeconomic factors and individual company attributes, the Sub-Adviser seeks to invest in securities that are marketable and liquid, offer competitive yields, and are of issuers that represent low credit risk. In selecting securities, the Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

Principal Risks

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Credit Risk — The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a contract fails to make timely payment or otherwise honor its obligations. If the Fund purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund's net asset value per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although the Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, the Fund is not a money market fund, does not seek to maintain a stable net asset value per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, the Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund's investments. Certain of the Fund's investments may not be permitted investments of a money market fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate

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investments for the Fund's portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund's securities.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Taxation Risk — The Fund may invest a portion of its assets in securities that generate income that is subject to federal, state and local income tax, including the federal alternative minimum tax.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past calendar year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 0.21% (12/31/17) Worst Quarter: 0.14% (03/31/17)

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Free Conservative Income Fund — Class Y	1 Year	Since Inception (4/22/2016)
Return Before Taxes	0.68%	0.58%
Return After Taxes on Distributions	0.68%	0.58%
Return After Taxes on Distributions and Sale of Fund Shares	0.68%	0.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.65%†

† Index returns are shown from April 30, 2016.

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2016	Portfolio Manager
Erin Garrett	Since 2016	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Advisors, LLC	William Henderson, Jr. Kevin Schiatta	Since 2016 Since 2016	Managing Director of BlackRock, Inc. Director of BlackRock, Inc.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses^	0.23%
Total Annual Fund Operating Expenses	0.45%

^ Other Expenses have been restated to reflect estimated fees and expenses for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class Y Shares	$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Real Return Fund seeks to produce a return similar to that of the Bloomberg Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S.

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Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper; and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Real Return Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser) whereby Fund assets would be allocated among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), the Fund's assets currently are managed directly by SIMC.

Principal Risks

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to

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factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.43% (03/31/11) Worst Quarter: -2.88% (06/30/13)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Real Return Fund*	1 Year	5 Years	Since Inception (7/2/2009)
Return Before Taxes	0.50%	-0.24%	1.55%
Return After Taxes on Distributions	0.05%	-0.40%	1.03%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	-0.25%	1.01%
Bloomberg Barclays 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	0.80%	0.12%	1.93%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Sean P. Simko	Since 2013	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team
Tim Sauermelch, CFA	Since 2014	Portfolio Manager, SEI Fixed Income Portfolio Management Team

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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DYNAMIC ASSET ALLOCATION FUND

Fund Summary

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees (of the Fund and Subsidiary)
Management of the Fund	0.60%
Management of the Subsidiary	None
Total Management Fees		0.60%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.33%
Other Expenses of the Subsidiary	None
Total Other Expenses		0.33%
Total Annual Fund Operating Expenses		0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Asset Allocation Fund — Class Y Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

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Principal Investment Strategies

The Fund employs a dynamic investment strategy seeking to achieve, over time, a total return in excess of the broad U.S. equity market by selecting investments from among a broad range of asset classes or market exposures based upon SEI Investments Management Corporation's (SIMC or the Adviser) expectations of risk and return. Asset classes or market exposures in which the Fund may invest include U.S. and foreign equities and bonds, currencies, and investment exposures to various market characteristics such as interest rates or volatility. The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SIMC. Assets of the Fund not allocated to the Sub-Adviser are managed directly by SIMC.

The asset classes and market exposures used, and the Fund's allocations among them, are determined based on SIMC's views of fundamental, technical or valuation measures and may be dynamically adjusted (i.e. actively adjusted over long or short periods of time). The Fund may at any particular point in time be diversified across many exposures or concentrated in a limited number of exposures, including, possibly, a single asset class or market exposure.

Although the Fund will seek to achieve excess total return through its dynamic investment selection, it will also normally maintain, as a primary component of its strategy, passive exposure to the large capitalization U.S. equity market. To the extent that the Fund is not dynamically invested in other asset classes or market exposures, the Fund's assets will generally be passively invested in a portfolio of securities designed to track, before fees and expenses, the performance of the large capitalization U.S. equity market.

The Fund may obtain asset class or market exposures by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles, a wholly-owned subsidiary or derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments in which the Fund may invest are further described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, repurchase and reverse repurchase agreements, zero coupon bonds, structured notes, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

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Other Instruments. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs), to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts, options and swaps (including swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity.

Swaps may be used for return enhancement or hedging purposes. Securities index and single security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indexes or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure.

The Fund may seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and commodity-linked derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

Currency Exposure. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser may buy and sell currencies (i.e., take long or short positions) using futures, options and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, SIMC or the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes.

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Short Sales. The Sub-Adviser may engage in short sales in an attempt to capitalize on equity securities that it or SIMC believes will underperform the market or their peers. When the Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Principal Risks

Below Investment Grade Securities Risk (Junk Bonds) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

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Derivatives Risk — The Fund's use of futures contracts, options, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may

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require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other

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securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a

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maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as "qualifying income." If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past two calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 5.99% (12/31/16) Worst Quarter: -0.83% (03/31/16)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Dynamic Asset Allocation Fund — Class Y	1 Year	Since Inception (7/30/2015)
Return Before Taxes	19.29%	11.27%
Return After Taxes on Distributions	18.39%	10.71%
Return After Taxes on Distributions and Sale of Fund Shares	10.92%	8.50%
Standard & Poor's 500 Composite Stock Price Index Return (reflects no deduction for fees, expenses or taxes)	21.83%	12.81%†

† Index returns are shown from July 31, 2015.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
James Smigiel	Since 2015	Managing Director and Head of Portfolio Strategies Group
James Solloway, CFA	Since 2015	Managing Director and Portfolio Manager, Portfolio Strategies Group

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Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Charles McGinn Tyhesha Harrington Philip Lee, CFA	Since 2015 Since 2016 Since 2017	Vice President and Portfolio Manager in the
Investment Solutions Group
Vice President and Senior Portfolio Manager in
the Investment Solutions Group
Vice President and Senior Portfolio Manager in
the Investment Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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MULTI-STRATEGY ALTERNATIVE FUND

Fund Summary

Investment Goal

The Fund allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees		1.50%
Distribution (12b-1) Fees		None
Other Expenses
Dividends on Shorts	0.35%
Remainder of Other Expenses	0.31%
Total Other Expenses		0.66%
Acquired Fund Fees and Expenses (AFFE)		0.51%
Total Annual Fund Operating Expenses		2.67%†

† The Fund is anticipated to incur AFFE during the current fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus). The financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Strategy Alternative Fund — Class Y Shares	$270	$829	$1,415	$3,003

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in
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annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Multi-Strategy Alternative Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (Underlying Funds); and/or (ii) one or more investment sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). In addition, SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), may directly manage a portion of the Fund's portfolio. The Underlying Funds or Sub-Advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral.

The Fund will allocate its assets among Underlying Funds and/or Sub-Advisers based on SIMC's analysis of their investment strategies and historical performance as well as SIMC's analysis of the potential for each to perform independently of one another. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to any one Underlying Fund, Sub-Adviser or strategy will vary based on market conditions. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. Underlying Funds and Sub-Advisers may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, exchange traded notes and derivative instruments, principally, equity options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Fund currently allocates assets to Sub-Advisers pursuant to SIMC's "manager of managers" model, and the Sub-Advisers manage a portion of the Fund's portfolio under the general supervision of SIMC. In addition, SIMC may directly manage a portion of the Fund's assets, which may include allocating assets to investments in Underlying Funds selected by SIMC.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

Principal Risks

While the Fund seeks to achieve an absolute return with reduced correlation to stock and bond markets, it may not achieve positive returns over short or long term periods. Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to stock and

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bond markets may become correlated at certain times and, as a result, may cease to function as anticipated over either short or long term periods.

The success of the Fund's investment strategy depends both on SIMC's selection of the Underlying Funds and Sub-Advisers and allocating assets to such Underlying Funds and Sub-Advisers. SIMC, an Underlying Fund or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Underlying Funds and Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Fund, Underlying Funds and Sub-Advisers may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, options, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund's judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such

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an event will have on the value of the company's securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

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Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a

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relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past seven calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.73% (12/31/13) Worst Quarter: -4.20% (09/30/11)

The Fund's Class Y Shares commenced operations on April 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Strategy Alternative Fund*	1 Year	5 Years	Since Inception (3/31/2010)
Return Before Taxes	5.52%	2.52%	1.57%
Return After Taxes on Distributions	4.42%	1.88%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	3.12%	1.67%	0.96%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)†	0.86%	0.27%	0.22%

* The Fund's Class Y Shares commenced operations on April 30, 2015. For periods prior to April 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Radoslav Koitchev	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Alex Voitenok Brendan Bradley	Since 2016 Since 2016	Senior Vice President, Director of Long/Short Strategies Senior Vice President, Director of Portfolio Management, Deputy Chief Investment Officer
Brigade Capital Management, LP	Donald E. Morgan III Douglas C. Pardon	Since 2017 Since 2017	Managing Partner and Portfolio Manager Co-Portfolio Manager
Caerus Investors, LLC	Ward Davis Brian Agnew	Since 2017 Since 2017	Founder, Chief Investment Officer, Portfolio Manager Managing Partner, Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Emso Asset Management Limited	Mark R. Franklin John Hynes	Since 2015 Since 2015	Founder, Chief Investment Officer, Chief Executive Officer Portfolio Manager
Kettle Hill Capital Management, LLC	Andrew Y. Kurita	Since 2016	Portfolio Manager
Mountaineer Partners Management, LLC	Mark Lee	Since 2015	Managing Member
Ramius Advisors, LLC	Ethan Johnson Andrew Cohen	Since 2015 Since 2015	Portfolio Manager Fund Risk Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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LONG/SHORT ALTERNATIVE FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Acquired Fund Fees and Expenses (AFFE)	0.02%
Total Annual Fund Operating Expenses	1.19%†

† The Fund is anticipated to incur AFFE during the current fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus). The financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long/Short Alternative Fund — Class Y Shares	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate capital appreciation over time by taking long and short positions with respect to investments that provide broad exposure to U.S. and non-U.S. equity markets, and, to a lesser extent U.S. fixed income markets. The Fund will seek exposure to the equity and fixed income markets through investments in index futures, exchange traded funds (ETFs) and index swaps.

The Fund will take long and short positions in an attempt to emulate the return of a model portfolio or composite of hedge funds (the Composite) constructed by SEI Investments Management Corporation (SIMC). The Composite will primarily consist of hedge funds that implement a long/short equity investment strategy, but may include, from time to time, hedge funds that implement other equity-focused investment strategies. In general, a hedge fund that implements a long/short equity investment strategy takes (i) long positions with respect to investments that are projected to be undervalued and likely to increase in price, and (ii) short positions with respect to investments that are projected to be overvalued and likely to decrease in price. A hedge fund implementing such a strategy will often base its investment decisions on a variety of economic factors, including credit and currency indicators.

A hedge fund typically takes long and short positions with respect to individual issuers, but the Fund will not seek to emulate the portion of the return associated with such individual security selection. Rather, the Fund will invest based on the theory that the returns of the individual hedge funds comprising the Composite are driven to a significant extent by dynamic exposure to the broader equity markets, as well as, to a lesser degree, exposure to credit, interest rate and currency markets (each market a Factor, and collectively, Factors).

Under the general supervision of SIMC, the Fund's sub-adviser (the Sub-Adviser) will select the Fund's investments pursuant to the following investment process. First, the Sub-Adviser will seek to deconstruct and isolate the Factors, as well their relative weightings, that materially contribute to the Composite's aggregate return. The Sub-Adviser will do so using a quantitative analysis of the historical return information of the hedge funds comprising the Composite, based on information made available through third party databases and other resources. The Sub-Adviser will then select, and will take long and short positions in, investments that it believes will provide similar performance to the weighted Factors of the Composite's aggregate return. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Sub-Adviser will analyze and rebalance the Fund's portfolio at least monthly. The Fund may also trade more frequently, including daily, due to cash flows and extreme market fluctuations, as well as changes in the Composite. Assets of the Fund not allocated to the Sub-Adviser are directly managed by SIMC.

In the aggregate, the Fund expects to have net long exposure to both the equity and fixed income markets, which the Fund may adjust over time as a result of market conditions. Exposure to fixed income and currency markets may reduce volatility within the portfolio and serve to hedge equity exposure. The Fund may invest in futures, ETFs and swaps that provide exposure to the returns of equity markets comprised of: common stocks, preferred stocks, depositary receipts, rights, warrants and real estate investment trusts (REITs). These equity securities may be of U.S. and non-U.S. issuers, including emerging market issuers, of various market capitalizations and industries.

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The Fund may also invest in futures, ETFs and swaps that provide exposure to the returns of U.S. fixed income markets composed of: U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government, including obligations not guaranteed by the U.S. Treasury (such as obligations issued by U.S. Government-sponsored entities), asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and through TBA transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities issued or guaranteed by certain banks and zero coupon obligations and obligations of entities organized to restructure the outstanding debt of such issuers. These fixed-income securities may be investment and non-investment grade (also known as "high yield" securities or "junk bonds") and of any duration or maturity. The Fund may also invest in currency futures.

In addition, the Fund may also invest in cash equivalents, including to serve as collateral for derivative positions or as a result of a decrease in market exposure. Cash equivalents include, but are not limited to, U.S. Treasury obligations, commercial paper, money market instruments and money market funds.

The Fund will not make any direct investments in hedge funds.

SIMC generally expects that investment decisions will be based on the Sub-Adviser's analysis of the Composite, but SIMC or the Sub-Adviser may make investment decisions independent of such analysis. For instance, SIMC or the Sub-Adviser may reduce market exposure under certain unusual or adverse market conditions, including as a defensive strategy during times of increased market volatility.

Principal Risks

The success of the strategy depends on both SIMC's construction of the Composite and the Sub-Adviser's ability to select investments that will emulate the aggregate performance of the Composite. The methodology by which SIMC selects and weights hedge funds for the Composite may not achieve the desired results and may cause the Fund to lose money or underperform other comparable mutual funds. Similarly, the methodology by which the Sub-Adviser selects investments may not achieve the desired results and the performance of the Fund's portfolio may materially deviate from, and substantially underperform, the aggregate returns of the Composite.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund. The Fund may invest, directly or indirectly, in a broad range of asset classes, securities and other investments to achieve its investment strategy. The principal risks of the investment strategy, as well as those associated with making investments in such asset classes, securities and other investments are set forth below.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

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Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund is expected to implement the majority of its investment strategies through the use of derivative instruments, including futures contracts (primarily futures on equity or fixed income indexes) and swaps (primarily swaps on equity or fixed income indexes). The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or

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index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, including ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if

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the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

Investment Style Risk — Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance for the past three calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 4.49% (03/31/17) Worst Quarter: -3.59% (09/30/15)

The Fund's Class Y Shares commenced operations on April 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which is a secondary index. This index is an unmanaged market index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Long/Short Alternative Fund*	1 Year	Since Inception (12/19/2014)
Return Before Taxes	10.93%	3.55%
Return After Taxes on Distributions	7.58%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	7.40%	2.46%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	9.98%	2.45%†
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index Return (reflects no deduction for fees, expenses or taxes)	0.86%	0.41%†

* The Fund's Class Y Shares commenced operations on April 30, 2015. For periods prior to April 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from December 31, 2014.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Radoslav Koitchev	Since 2014	Portfolio Manager
Sean P. Simko	Since 2016	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Beachhead Capital Management, LLC	Andrew Beer Mathias Mamou-Mani	Since 2014 Since 2014	Co-Portfolio Manager, Member — Investment Committee Co-Portfolio Manager, Member — Investment Committee

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 146 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares, as set forth in "Purchasing, Exchanging and Selling Fund Shares" on page 212. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds, with the exception of the Tax-Free Conservative Income Fund, generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

The Tax-Free Conservative Income Fund expects a portion of its distributions to consist of exempt-interest dividends that are exempt from federal income tax and that may also be exempt from certain state and/or local income taxes, depending on an investor's state of residence. The Tax-Free Conservative Income Fund, however, expects to invest a portion of its assets in securities that generate income that is subject to federal, state and local income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are, with the exception of the Real Return Fund, managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Funds' assets in a way that they believe will help each Fund achieve its goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. These investments and strategies, as well as those

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described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

The investment goals and investment strategies of each of the Conservative Income Fund, Tax-Free Conservative Income Fund, Tax-Managed International Managed Volatility Fund and Dynamic Asset Allocation Fund are not fundamental and, therefore, may be changed by the Board without shareholder approval. Notwithstanding the foregoing, the Tax-Free Conservative Income Fund has adopted a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal income tax.

For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund, except the S&P 500 Index Fund, may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. In addition, for temporary defensive purposes, the Small Cap, Small Cap Growth, Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. During such time, a Fund may not achieve its investment goal.

The S&P 500 Index Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap and Tax-Managed International Managed Volatility Funds (for purposes of this paragraph, each, a Fund and collectively, the Funds) implement the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. The Funds are subject to the risk that the performance of the Funds may deviate from the performance of a Sub-Adviser's model portfolio or the performance of other proprietary or client

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accounts over which the Sub-Adviser retains trading authority (Other Accounts). The overlay manager's variation from the Sub-Adviser's model portfolio may contribute to performance deviations, including under performance. In addition, a Sub-Adviser may implement its model portfolio for its Other Accounts prior to submitting its model to the Fund. In these circumstances, trades placed by the overlay manager pursuant to a model portfolio may be subject to price movements that result in the Fund receiving prices that are different from the prices obtained by the Sub-Adviser for its Other Accounts, including less favorable prices. The risk of such price deviations may increase for large orders or where securities are thinly traded.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About the Long/Short Alternative Fund's Risks

The Long/Short Alternative Fund attempts to emulate, by taking long and short positions in investments, the return of a model portfolio or composite of hedge funds (the Composite). For the reasons discussed below, the Long/Short Alternative Fund is subject to the risk that the performance of the Long/Short Alternative Fund's portfolio may deviate from the performance of the Composite, as well as the performance of the hedge funds that make up the Composite.

Factors, such as cash flows, Fund fees and expenses, imperfect correlation between the Fund's investments and those of hedge funds in the Composite, rounding of share prices, changes in the weighting and constituents of the Composite, and regulatory policies may contribute to performance deviations between the Long/Short Alternative Fund and the Composite. The magnitude of any performance deviation may be affected by a higher portfolio turnover rate.

Furthermore, the Long/Short Alternative Fund does not buy hedge funds and does not seek to replicate the exact holdings of hedge funds in the Composite. The Long/Short Alternative Fund establishes long and short positions by investing in broad based derivatives and exchange-traded funds (ETFs), whereas hedge funds employing long/short strategies may invest in individual securities. Such hedge funds may also invest in industries, sectors, asset classes and less liquid securities that are not represented by the Factors used by the Sub-Adviser. Hedge funds within the Composite may also be dynamic and unpredictable with respect to their portfolios, and this may contribute to performance deviation due to the Sub-Adviser's reliance on historic investment returns. Also, hedge funds are not subject to the investment limitations of the Investment Company Act of 1940, as amended (the 1940 Act), and may invest in asset classes and employ levels of leverage that are unavailable to the Long/Short Alternative Fund.

Further, the returns of the Composite, and therefore, indirectly, the investments made by the Long/Short Alternative Fund, may reflect the risks associated with the underlying hedge funds' strategies. In general, these strategies gain when the prices of instruments in which they take long positions rise

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and/or when the prices of instruments in which they take short positions decline. Returns of such long/short strategies may also depend on the direction of overall market movement. Risk of loss may be significant when long/short strategies incorrectly judge the direction, timing or extent of expected market moves.

Finally, the Long/Short Alternative Fund is subject to the risk that its investment approach may underperform other comparable mutual funds or funds that invest in other segments of the equity or fixed income markets.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Arbitrage Strategies — The Multi-Strategy Alternative Fund may engage in arbitrage strategies. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss, should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important because the length of time that the Fund's capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its shareholders.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership

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interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been

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published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commodity-Linked Securities — The Dynamic Asset Allocation and Multi-Strategy Alternative Funds may invest in commodity-linked securities. Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related securities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related securities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations.

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Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, and the Global Managed Volatility Fund takes passive positions in currencies, which involve different techniques and risk analyses than the Funds' purchases of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject the Global Managed Volatility Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American

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Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds' performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Directional or Tactical Strategies — The Multi-Strategy Alternative Fund may use directional or tactical strategies. Directional or tactical strategies usually use long and short positions which entail the prediction of the direction which the overall market is going to move. The Fund gains when the prices of instruments in which the Fund takes long positions rises and when the prices of instruments in which the Fund takes short positions declines. Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or other financings in order to enhance the total return. Risk of loss may be significant if the Fund's judgment is incorrect as to the direction, timing or extent of expected market moves.

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Distressed Securities — The High Yield Bond Fund and Multi-Strategy Alternative Fund may invest in distressed securities. Distressed securities are debt securities or other securities or assets of companies or other assets experiencing financial distress, including bankruptcy. Distressed securities frequently do not produce income while they are outstanding and may require the High Yield Bond or Multi-Strategy Alternative Funds to bear certain extraordinary expenses in order to protect and recover their investments. Distressed securities are at high risk for default. If a distressed issuer defaults, the Funds may experience legal difficulties and negotiations with creditors and other claimants. The Funds may recover none or only a small percentage of their investments or have a time lag between when an investment is made and when the value of the investment is realized. Distressed securities may be illiquid.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Event-Driven Strategies — The Multi-Strategy Alternative Fund may engage in event-driven strategies. Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy, reorganization, spin-offs or other catastrophic event in the life of a company, will occur and the impact such an event will have on the value of the company's securities. Such strategies are often not correlated with the performance of the market. The transaction in which such a company is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

Exchange-Traded Products (ETPs) — The risks of owning interests of an exchange-traded product (ETP), such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN

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may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to

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changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

Financial Services Industry — The Conservative Income Fund's portfolio is concentrated in investments in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations. Losses resulting from financial difficulties of borrowers also can negatively affect the profitability of financial services companies. Regulatory changes within the financial services industry may make it more difficult to analyze investments in this industry.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — Certain Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market and frontier market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be

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magnified further with respect to "frontier countries," which are a subset of emerging market countries with even smaller national economies.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward", involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the

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forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures", provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — Certain Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. There is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Funds that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools used to manage the Funds' price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved. Hedging against a decline in the value of positions does not eliminate fluctuations in the values of such positions or prevent losses if the values of such positions decline but, rather, establishes other positions designed to gain from those same developments, thus offsetting the

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decline in the hedged positions' values. In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains. Separately, hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

Inflation Protected Securities — The Real Return Fund may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Funds' assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment in the Subsidiary — The Dynamic Asset Allocation Fund may invest in a wholly-owned Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The commodity-related instruments held by the Subsidiary are generally

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similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Fund, however, wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to investors other than the Fund.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. A Fund's NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Although a Fund may have an investment portfolio of short-term debt securities that is similar to the investment portfolios of many money market funds, each Fund is not a money market fund, does not seek to maintain a stable NAV per share, and does not provide investors with the same regulatory protections as a money market fund. Under normal conditions, a Fund's investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund's investments. Certain of a Fund's investments may not be permitted investments of a money market fund.

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Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be

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significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of

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the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium invested in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium invested in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Puerto Rico Investment — To the extent a Fund invests in Puerto Rico municipal securities, the Fund's performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico's municipal issuers, are likely to affect each Fund's performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico's economic activity so a decline in tourism, a

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change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico's economy relative to other economies that depend less on tourism.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Real Estate Industry — The Real Estate Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by

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borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreement — Although repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund whereby a defaulting counterparty could delay or prevent a Fund's recovery of collateral.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Positions — The Long/Short Alternative Fund will engage in transactions through which it obtains short exposure to equities or fixed income markets through derivative investments (such as futures contracts or swaps on equity or fixed income indexes) whereby the Long/Short Alternative Fund obtains synthetic short exposure. Futures contracts and swaps and the risks associated with investments in such instruments are discussed elsewhere in this section. The Long/Short Alternative Fund's investment strategy of taking short positions may effectively create leverage, which can amplify the effects of market volatility on the Long/Short Alternative Fund's share price and make the Long/Short Alternative Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Long/Short Alternative Fund's portfolio securities. The use of leverage may also cause the Long/Short Alternative Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of

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depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a

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minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Tax — The Dynamic Asset Allocation Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. In September 2016, the Internal Revenue Service (IRS) issued proposed regulations that would generally require the Subsidiary to distribute its income each year in order for the Fund to treat that income as "qualifying income." The Dynamic Asset Allocation Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund should be treated as "qualifying income," which is consistent with the recently proposed IRS regulations. Accordingly, to the extent the Subsidiary makes distribution out of its earnings and profits, the Dynamic Asset Allocation Fund expects such distributions to be treated as qualifying income. The Adviser will carefully monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund's assets are invested in the Subsidiary to ensure compliance with the Fund's asset diversification test as described in more detail in the SAI.

In addition, certain of the Fund's investments such as commodity related investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict its income from such instruments that

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do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Accordingly, the extent to which the Dynamic Asset Allocation Fund invests in commodities or commodity-linked derivatives directly or through a Subsidiary may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as a RIC or could be required to reduce its exposure to such investments, which may result in difficulty in implementing the Fund's investment strategy. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Tracking Error — The S&P 500 Index Fund attempts to track the performance of a benchmark index. The S&P 500 Index Fund is subject to the risk that the performance of the Fund may deviate from the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objectives of accurately correlating to an index. To the extent that the Fund employs a sampling or optimization technique to construct the Fund's portfolio, the Sub-Adviser may purchase only a representative portion of the securities in the S&P 500 Index, which may increase the performance of the Fund, and its Index may not match. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to track the performance of the S&P 500 Index, before fees and expenses, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

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GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus.

The Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market. As of May 2017, the market capitalization of the companies included in the Index ranged from $2.3 billion to $813.8 billion. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Stocks in the Russell 1000 Index are weighted based on float-adjusted market capitalization, which is calculated by multiplying their closing price by the number of available shares. The market capitalization range and the composition of the Index are subject to change periodically, including during quarterly rebalances of the Russell 1000 Index, annual reconstitutions of the Russell 1000 Index, and in response to corporate actions such as mergers.

The Russell 1000 Value® Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 1000 Growth® Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and

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higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The S&P 500® Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The Russell 2000 Value® Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small cap value segment. The Russell 2000 Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2000 Growth® Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment. The Russell 2000 Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect growth characteristics.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Russell 2500 Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the

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smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,653 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Minimum Volatility Index, 50% Hedged to USD is designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world. The index aims to reflect the performance characteristics of a minimum-variance or managed volatility equity strategy, focused on absolute return and volatility with low absolute risk.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indexes that represent developed markets outside of North America: Europe, Australasia and the Far East.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded U.S. real estate securities, such as REITs and REOCs. The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Wilshire U.S. Real Estate Securities Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The BofA Merrill Lynch 3-Month U.S. Treasury Bills Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Bloomberg Barclays 1-5 Year U.S. TIPS Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

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The HFRX Equity Hedge Index tracks Equity Hedge strategies. Equity Hedge strategies typically maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge strategies may employ a wide variety of investment processes to arrive at an investment decision, including both quantitative and fundamental techniques, and the Equity Hedge strategies tracked by the HFRX Equity Hedge Index can be broadly diversified or narrowly focused on specific sectors. Hedge Strategies in the HFRX Equity Hedge Index can also range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers tracked by the HFRX Equity Hedge Index would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2017, SIMC had approximately $170.99 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board, is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market- generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

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SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

David S. Aniloff, CFA, serves as Portfolio Manager for the High Yield Bond Fund. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

Richard A. Bamford serves as Portfolio Manager for the Enhanced Income, Core Fixed Income, U.S. Fixed Income, Conservative Income and Tax-Free Conservative Income Funds. Mr. Bamford serves as a Portfolio Manager for the Fixed Income team within SIMC's Investment Management Unit. Mr. Bamford is responsible for investment grade debt and municipal bond portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and a Master of Business Administration with a concentration in Finance from St. Joseph's University.

Eugene Barbaneagra, CFA, serves as Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit. Mr. Barbaneagra is responsible for portfolio strategy of US and Global Managed Volatility Funds and a number of core Global Equity Funds. Prior to joining SEI in 2002, Mr. Barbaneagra worked with the Vanguard Group. Mr. Barbaneagra earned his Bachelor of Science degrees in Business Administration/Finance and Management of Information Systems from Drexel University. Mr. Barbaneagra also earned his Master of Science in Risk Management and Financial Engineering from Imperial College London. Mr. Barbaneagra is CFA charterholder and a member of UK Society of Investment Professionals.

Stephen C. Dolce, CFA, serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap and Real Estate Funds. In this role, Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI Funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager,

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Analyst and Investment Committee Member at Philadelphia International Advisors LP (PIA). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (DCM). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (GMO) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

David L. Hintz, CFA serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap and Mid-Cap Funds. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

Erin Garrett serves as a Portfolio Manager for the Enhanced Income, Core Fixed Income, U.S. Fixed Income, Conservative Income and Tax-Free Conservative Income Funds. Ms. Garrett serves as a Portfolio Manager for the SEI US Investment Grade fixed income strategies within SIMC's Investment Management Unit. Ms. Garrett's duties include manager analysis and selection, strategy development and enhancement as well as investment research. In her preceding role, Ms. Garrett was an Analyst on the Global Fixed Income team responsible for in-depth due diligence on existing and prospective investment managers for SEI's US fixed-income portfolios. Ms. Garrett earned a Bachelor of Science in Business Administration/Finance and a Master of Business Administration graduating magna cum laude from the Villanova University.

Radoslav Koitchev serves as Portfolio Manager for the Long/Short Alternative and Multi-Strategy Alternative Funds. Mr. Koitchev has served as a Portfolio Manager within the Investment Management Team for SIMC since April 2014. Mr. Koitchev joined SEI in June of 2009.

Michael Schafer serves as Portfolio Manager to the High Yield Bond Fund. Mr. Schafer serves as a Portfolio Manager for the SEI High Yield fixed income strategies within the Investment Management Unit. Mr. Schafer is responsible for the selection of fund sub-advisers and the allocations among these managers to optimize diversification of style and alpha source within the fixed income funds. In this capacity, Mr. Schafer primarily oversees daily cash flows, portfolio exposures, portfolio risks, and performance attribution for the high yield funds. In his prior role, Mr. Schafer was an Analyst on the Global Fixed Income Team responsible for in-depth due diligence on existing and prospective investment managers for SEI's High Yield fixed income portfolios. Mr. Schafer sourced and recommended managers for various mandates, and conducted peer group analysis to understand drivers of risk and return, and a manager's competitive advantage. Prior to joining the Global Fixed Income Team, Mr. Schafer was a member of the Portfolio Implementations Team and Liquidity Management Unit with primary responsibilities for the money market strategies and fixed income implementations. Previously, he was a Supervisor in SEI's fund accounting department. Mr. Schafer received a Master of Business Administration with a concentration in Finance from St. Joseph's University and a Bachelor of Arts in Business Administration and Health Administration from Arcadia University.

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James Smigiel serves as a Portfolio Manager for the Dynamic Asset Allocation Fund. Mr. Smigiel has served as Managing Director and Head of Portfolio Strategies Group for SIMC since 2010. Previously, Mr. Smigiel oversaw SIMC's Global Fixed Income team, where his responsibilities included strategy development and manager evaluation and selection. Mr. Smigiel is currently responsible for developing the investment strategies for the Dynamic Asset Allocation Fund.

In addition, for the following Funds, SIMC and its portfolio managers manage all or a portion of the assets of each Fund in a manner that they believe will help each Fund achieve its investment goals:

LARGE CAP, LARGE CAP VALUE, LARGE CAP GROWTH, TAX-MANAGED LARGE CAP, SMALL CAP, SMALL CAP VALUE, SMALL CAP GROWTH AND TAX-MANAGED SMALL/MID CAP FUNDS:

Eugene Barbaneagra, CFA, manages a portion of the assets of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth and Tax-Managed Small/Mid Cap Funds. Mr. Barbaneagra's investment strategies are implemented through an overlay manager as disclosed in the Funds' principal investment strategies.

HIGH YIELD BOND FUND:

David S. Aniloff, CFA, and Michael Schafer directly manage a portion of the assets of the High Yield Bond Fund.

LONG/SHORT ALTERNATIVE FUND:

With respect to the Long/Short Alternative Fund, Radoslav Koitchev is responsible for the construction of a model portfolio or composite of hedge funds as disclosed in the Long/Short Alternative Fund's principal investment strategy. Sean P. Simko serves as a Portfolio Manager for the Long/Short Alternative Fund and is responsible for directly managing a portion of the assets of the Long/Short Alternative Fund. Mr. Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management team's overall investment process and management of daily trading. Prior to joining SEI, Mr. Simko was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, TIPS, structured products, futures and currencies. Mr. Simko earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder.

DYNAMIC ASSET ALLOCATION FUND:

James Smigiel and James Solloway, CFA, manage, in part, the assets of the Dynamic Asset Allocation Fund, as disclosed in the Fund's principal investment strategy. Mr. Solloway serves as a Portfolio Manager for the Dynamic Asset Allocation Fund. Mr. Solloway is a Portfolio Manager and Managing Director of SEI's Portfolio Strategy Team for the Investment Management Unit where he is responsible for strategic and active asset allocation research. Prior to joining SEI in 2009, Mr. Solloway spent ten years as an Executive Director and portfolio manager at Morgan Stanley in New York. Mr. Solloway earned his Bachelor of Arts in economics from Columbia University and his Master of Business Administration from the Stern School of Business at New York University. Mr. Solloway is a CFA charterholder.

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MULTI-STRATEGY ALTERNATIVE FUND:

Radoslav Koitchev directly manages a portion of the assets of the Multi-Strategy Alternative Fund.

REAL RETURN FUND:

Sean P. Simko and Tim Sauermelch, CFA, manage all of the assets of the Real Return Fund. Mr. Sauermelch serves as a Portfolio Manager for the Real Return Fund. Mr. Sauermelch is a Portfolio Manager with the SEI Fixed Income Portfolio Management Team. In this capacity, Mr. Sauermelch is responsible for the management of fixed income portfolios including evaluating current market opportunities and providing fundamental and relative value assessments across various fixed income asset class and sectors. Portfolios managed by Mr. Sauermelch consist of US Government securities, inflation linked, investment grade corporate debt and floating-rate instruments. Mr. Sauermelch is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Sauermelch earned a Masters of Business Administration with a concentration in Finance from Villanova University and graduated summa cum laude from Kutztown University of Pennsylvania with a Bachelor of Science in Finance and a minor in Economics. Mr. Sauermelch also holds the FINRA Series 65 license.

SIMC directly manages the assets of the Real Return Fund. Although the Real Return Fund is able to use a multi-manager approach whereby the Fund's assets would be allocated among multiple Sub-Advisers, the Fund's assets currently are managed directly by SIMC. SIMC may, in the future, determine to act as a manager of managers with respect to some or all of the Fund's assets and allocate Fund assets to one or more Sub-Advisers, upon approval from the Board.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year or period ended September 30, 2017, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.39%	0.33%
Large Cap Value Fund	0.35%	0.31%
Large Cap Growth Fund	0.40%	0.32%
Tax-Managed Large Cap Fund	0.40%	0.36%
S&P 500 Index Fund	0.03%	0.03%
Small Cap Fund	0.65%	0.56%
Small Cap Value Fund	0.65%	0.56%
Small Cap Growth Fund	0.65%	0.53%

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	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Tax-Managed Small/Mid Cap Fund	0.65%	0.56%
Mid-Cap Fund	0.40%	0.39%
U.S. Managed Volatility Fund	0.65%	0.42%
Global Managed Volatility Fund	0.65%	0.53%
Tax-Managed Managed Volatility Fund	0.65%	0.42%
Tax-Managed International Managed Volatility Fund*	0.65%	0.36%
Real Estate Fund	0.65%	0.56%
Enhanced Income Fund	0.40%	0.25%
Core Fixed Income Fund	0.275%	0.17%
U.S. Fixed Income Fund	0.275%	0.17%
High Yield Bond Fund	0.4875%	0.40%
Conservative Income Fund	0.10%	0.10%
Tax-Free Conservative Income Fund	0.10%	0.10%
Real Return Fund	0.22%	0.12%
Dynamic Asset Allocation Fund	0.60%	0.17%
Multi-Strategy Alternative Fund	1.50%	0.63%
Long/Short Alternative Fund	0.80%	0.53%

* Commenced operations on October 17, 2016.

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of October 1, 2016 through March 31, 2017, and the Funds' Annual Report, which covers the period of October 1, 2016 through September 30, 2017.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Long/Short Alternative Fund and with respect to certain other products not included in this prospectus. The Trust has claimed, on behalf of each Fund (other than the Long/Short Alternative Fund), and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. The Trust and each Fund (other than the Long/Short Alternative Fund) are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class Y Shares of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and

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dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of fees by the Funds' adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses of the Class Y Shares of the Funds for the most recent fiscal year (ended September 30, 2017) were as follows:

Fund Name — Class Y Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Large Cap Fund	0.71%	0.65%	0.64%	0.64%
Large Cap Value Fund	0.69%	0.64%	0.64%	0.64%
Large Cap Growth Fund	0.74%	0.64%	0.64%	0.64%
Tax-Managed Large Cap Fund†	0.70%	0.66%	0.65%	0.64%
S&P 500 Index Fund	0.29%	0.25%	0.25%	0.25%
Small Cap Fund	1.00%	0.90%	0.89%	0.89%
Small Cap Value Fund	1.00%	0.90%	0.89%	0.89%
Small Cap Growth Fund	0.98%	0.86%	0.86%	0.86%
Tax-Managed Small/Mid Cap Fund	0.99%	0.90%	0.90%	0.89%
Mid-Cap Fund	0.74%	0.73%	0.73%	0.73%
U.S. Managed Volatility Fund	0.98%	0.75%	0.75%	0.75%
Global Managed Volatility Fund†	0.99%	0.86%	0.86%	0.86%
Tax-Managed Managed Volatility Fund	0.98%	0.75%	0.75%	0.75%
Tax-Managed International Managed Volatility Fund**	1.15%	0.86%	0.86%	0.86%
Real Estate Fund	0.99%	0.89%	0.89%	0.89%
Enhanced Income Fund†	0.72%	0.46%	0.46%	0.46%
Core Fixed Income Fund†	0.55%	0.42%	0.42%	0.42%
U.S. Fixed Income Fund†	0.54%	0.41%	0.41%	0.41%
High Yield Bond Fund†	0.76%	0.65%	0.65%	0.64%
Conservative Income Fund	0.33%	0.20%	0.20%	0.20%

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Fund Name — Class Y Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Tax-Free Conservative Income Fund	0.34%	0.20%	0.20%	0.20%
Real Return Fund†	0.48%	0.35%	0.35%	0.35%
Dynamic Asset Allocation Fund	0.93%	0.50%	0.50%	0.50%
Multi-Strategy Alternative Fund	2.67%	1.70%	1.19%	0.84%
Long/Short Alternative Fund	1.19%	0.92%	0.90%	0.90%

† Total Annual Fund Operating Expenses (before fee waivers) have not been restated to reflect estimated fees and expenses for the current fiscal year and therefore will differ from the Total Annual Fund Operating Expenses line item in the Fees and Expenses table at the front of the prospectus.

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

** Commenced operations on October 17, 2016.

The U.S. Managed Volatility Fund's total annual fund operating expenses and fee waivers (as described below) for the current fiscal year are expected to differ from those of the prior year. As a result, additional information regarding the Fund's fee waivers is provided separately in the table below. The Fund's total annual Fund operating expenses for the current fiscal year are expected to be less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary section because the Fund's adviser, the Fund's administrator and/or the Fund's distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The voluntary waivers of fees by the Fund's adviser, the Fund's administrator and/or the Fund's distributor are limited to the Fund's direct operating expenses and therefore do not apply to indirect expenses incurred by the Fund, such as AFFE. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the U.S. Managed Volatility Fund's total annual fund operating expenses for the current fiscal year are expected to be as follows:

	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
U.S. Managed Volatility Fund	0.98%	0.70%	0.70%	0.70%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies during the most recent fiscal year.

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Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

As further described in the Principal Investment Strategies of the Large Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Large Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC ("BIM"), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Large Cap Fund. Lawrence G. Kemp manages the portion of the Large Cap Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and

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ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Fund. A team of

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investment professionals manages the portion of the Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Fund. A team

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of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to SCM. Richard Snow is the Chief Investment Officer and Principal at SCM, and has been with the firm since its inception in 2001. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2010. Jessica Bemer, CFA is a Portfolio Manager and Principal at SCM. Ms. Bemer joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2014. Simon Rosenberg, CFA and CPA joined SCM in 2007 as a Senior Analyst, and was appointed to his current role in 2011. Joseph Famoso, CFA joined the firm in 2012 as a Senior Analyst. Joseph Artuso, CFA joined the firm in 2005 as an intern and was appointed to his current role in 2010.

LARGE CAP VALUE FUND:

As further described in the Principal Investment Strategies of the Large Cap Value Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Value Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Large Cap Value Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding

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Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Value Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated

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to SCM. Richard Snow is the Chief Investment Officer and Principal at SCM, and has been with the firm since its inception in 2001. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2010. Jessica Bemer, CFA is a Portfolio Manager and Principal at SCM. Ms. Bemer joined the firm in 2006 as a Senior Analyst, and was appointed to her current role in 2014. Simon Rosenberg, CFA and CPA joined SCM in 2007 as a Senior Analyst, and was appointed to his current role in 2011. Joseph Famoso, CFA joined the firm in 2012 as a Senior Analyst. Joseph Artuso, CFA joined the firm in 2005 as an intern and was appointed to his current role in 2010.

LARGE CAP GROWTH FUND:

As further described in the Principal Investment Strategies of the Large Cap Growth Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Large Cap Growth Fund. Lawrence G. Kemp, CFA manages the portion of the Large Cap Growth Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does

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not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Large Cap Growth Fund.

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A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Large Cap Growth Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

TAX-MANAGED LARGE CAP FUND:

As further described in the Principal Investment Strategies of the Tax-Managed Large Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Lawrence G. Kemp, CFA manages the portion of the Tax-Managed Large Cap Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a Portfolio Manager at UBS Global Asset Management since 1992, and has more than 30 years of experience in the financial industry.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC ("Brandywine Global"), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors and contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager and Director of Fundamental Research. Mr. Kaser has been with Brandywine Global since 1998. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as Founding Partner of Clarke Bennitt, LLC and co-Portfolio Manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Coho. In 1999, Peter A. Thompson founded Coho where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Previous to Coho, Mr. Thompson joined Cooke & Bieler, where in addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1983, Mr. Thompson joined Kidder, Peabody & Company where his career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his M.B.A. from the University of Virginia's Colgate Darden School of Business Administration. Brian L. Kramp, CFA, joined Coho in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. Mr. Kramp serves on the firm's Investment Committee. In 1997, Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in the role of Analyst/Portfolio Manager. Mr. Kramp rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client

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service on the large cap core and value equity teams. In 1985, Mr. Kramp joined Meridian Bank as a personal trust Investment Officer, where he focused on managing individual and institutional accounts. Mr. Kramp progressed to Analyst/Portfolio Manager at Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting.

Fiera Capital Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Fiera. Nadim Rizk, CFA, is a Senior Vice President and is the Lead Portfolio Manager of the U.S., International and Global Equity strategies at Fiera Capital Corporation (FCC). In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk acts under a participating affiliate arrangement between Fiera and FCC. Mr. Rizk has over 20 years of industry experience and joined FCC in 2009. Prior experiences include positions as Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is a Vice President and Portfolio Manager for the U.S., International and Global Equity strategies at FCC. In connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Chan acts under a participating affiliate arrangement between Fiera and FCC. Mr. Chan has over 14 years of industry experience and joined FCC in 2009. Prior experiences include senior analyst positions for U.S. and global equities at leading investment management firms. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal.

As noted above, in connection with the provision of investment advisory services to U.S. clients of Fiera, Mr. Rizk and Mr. Chan act under a participating affiliate arrangement between FCC and Fiera. FCC does not provide investment advisory services, or offer investment funds, in the United States or to U.S. persons. Investment advisory services for U.S. persons are provided by Fiera. In connection with providing services to certain U.S. clients, Fiera uses the resources of FCC acting in its capacity as Fiera's "participating affiliate," in accordance with applicable guidance of the SEC and its staff. These resources will specifically include, without limitation, the use of certain investment personnel. All such personnel of FCC will be treated as persons "associated with" Fiera (as that term is defined by the Investment Advisers Act of 1940, as amended) in connection with the provision of any investment advisory services provided by such team members to U.S. clients.

Jackson Square Partners LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in May 2014. JSP's investment team has worked together for an average of more than a decade. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman and Chief Investment Officer, was Chief Investment Officer of Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Van Harte was a Principal and Executive Vice President at Transamerica Investment Management, LLC. Before becoming a Portfolio Manager, Mr. Van Harte was a

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Securities Analyst and Trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in Finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for over 30 years and is a CFA charterholder. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team From 2005 to 2014. Prior to joining Delaware Investments, Mr. Bonavico was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, Mr. Bonavico was a Research Analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in Economics from the University of Delaware and is a CFA charterholder. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Research Analyst at JSP, was a Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Ericksen was a Portfolio Manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, Mr. Ericksen was a Vice President at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in Industrial Management, Economics, and Political Science . Mr. Ericksen is a CFA charterholder. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Research Analyst at JSP, was a Senior Portfolio Manager and Equity Analyst on Delaware Investments' Focus Growth Equity Team from 2005 to 2014. Prior to joining Delaware Investments, Mr. Prislin was a Principal and Portfolio Manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, Mr. Prislin was a Portfolio Manager with The Franklin Templeton Group. Mr. Prislin received an M.B.A. from the Hass School of Business at the University of California at Berkeley and a bachelor's degree in Business Administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

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Schafer Cullen Capital Management: Schafer Cullen Capital Management (Schafer Cullen), located at 645 5th Avenue, Suite 1201, New York, NY 10022, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Schafer Cullen. James Cullen is the founder of Schafer Cullen and has been its Chief Executive Officer since December 1982. Jennifer Chang has worked at Schafer Cullen since 2006 working as Research Director prior to being promoted to Portfolio Manager in 2014.

S&P 500 INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the S&P 500 Index Fund allocated to SSGA FM are Michael Feehily, CFA, Mark Krivitsky and Karl Schneider, CAIA. Mr. Feehily is a Senior Managing Director of SSGA FM and Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team, Chairperson for the firm's Trade Management Oversight Committee and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA FM in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Krivitsky is a Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions (GEBS) Group and Tax-Efficient Market Capture Group. Mr. Krivitsky is responsible for managing both U.S. and international index funds and taxable institutional accounts. Mr. Krivitsky's previous experience at SSGA FM includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the Mutual Funds Division in 1992. Mr. Krivitsky has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University. Mr. Schneider is a Managing Director of SSGA FM and Deputy Head of GEBS in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a Portfolio Manager in SSGA FM's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA FM in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

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SMALL CAP FUND:

As further described in the Principal Investment Strategies of the Small Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Small Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Montie L. Weisenberger manages the portion of the Small Cap Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Falcon Point Capital, LLC: Falcon Point Capital, LLC (Falcon Point), located at Two Embarcadero Center, Suite 420, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Falcon Point. Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell-side Research Analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, Mr. Thomas worked as a Consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude, in Finance from Loyola University in Maryland and an M.B.A. with Honors from Columbia Business School. James A. Bitzer, CFA, Senior Managing Director and Director of Research, joined Falcon Point in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a Financial Analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude, in Business Economics from the University of California, Santa Barbara and an M.B.A. with Honors in Finance from the University of Michigan Business School. Michael J. Mahoney, Senior Managing Director and Portfolio Manager, joined Falcon Point in 2001 from Interwoven, where he was Director of Investor Relations. Mr. Mahoney held this position since 2000 when Interwoven acquired Neonyoyo, a wireless software startup, where he was Chief Strategy Officer. Prior to Interwoven,

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Mr. Mahoney was an Investment Manager in San Francisco for 9 years, specializing in telecommunications, technology and media investments. Mr. Mahoney was Director of the Global Telemedia Group at Dresdner RCM Global Investors from 1999 to 2000. Previously, Mr. Mahoney was Portfolio Manager of the GT (later AIM) Global Telecommunications Fund and an Analyst for GT Capital Management in San Francisco from 1991 to 1999. Before his money management career, Mr. Mahoney worked as a Consultant at Bain & Company in Boston and as a Corporate Finance Analyst at E. F. Hutton & Co. in New York. Mr. Mahoney has an M.B.A. from the Stanford Graduate School of Business and a B.A. from Whitman College, where he was elected to Phi Beta Kappa and now serves on the Board of Overseers (emeritus) and the Investment Committee.

LMCG Investments, LLC: LMCG Investments, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, Managing Director, Value Equities. Mr. Vingers has over 27 years of investment experience and has been with LMCG since 2009.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Rice Hall James & Associates LLC: Rice Hall James & Associates LLC (RHJ), located at 600 West Broadway Suite 1000, San Diego, California 92101-3383, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to RHJ. Lou Holtz has served as a Portfolio Manager with RHJ since 2008. Mr. Holtz served previously as a Managing Director and Portfolio Manager at Engemann Asset Management from 1996 to 2008. Yossi Lipsker has served as a Portfolio Manager with RHJ since 2008. Previously, Mr. Lipsker served as a Managing Director and Portfolio Manager at Engemann Asset Management from 1995 to 2008.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

SMALL CAP VALUE FUND:

As further described in the Principal Investment Strategies of the Small Cap Value Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Value Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Small Cap Value Fund's assets allocated to AQR.

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Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Cardinal Capital Management, L.L.C.: Cardinal Capital Management, L.L.C. (Cardinal), located at Four Greenwich Office Park, Greenwich, Connecticut 06831 serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund allocated to Cardinal. Eugene Fox, Robert Kirkpatrick, CFA, and Rachel Matthews have all been with Cardinal for more than 16 years. Robert Fields has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Small Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Value Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

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SMALL CAP GROWTH FUND:

As further described in the Principal Investment Strategies of the Small Cap Growth Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

ArrowMark Partners: ArrowMark Partners (ArrowMark), which is registered with the SEC as ArrowMark Colorado Holdings, LLC, is located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206 and serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to ArrowMark. Chad Meade and Brian Schaub joined ArrowMark in May 2013 and serve as Co-Portfolio Managers for ArrowMark's Small Cap Growth and Small/Mid Cap strategies. Mr. Meade, Portfolio Manager, joined ArrowMark Partners in May 2013. Mr. Meade serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Meade served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013). Mr. Schaub, Portfolio Manager, joined ArrowMark in May 2013. Mr. Schaub serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Schaub served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013).

Axiom International Investors LLC: Axiom International Investors LLC (Axiom), located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to Axiom. Mr. David Kim, CFA, is the Lead Portfolio Manager for the Axiom US Small Cap Equity Strategy and Co-Portfolio Manager for the Axiom Global and International Micro-Cap Funds. Prior to joining Axiom, Mr. Kim was a Research Analyst for small and micro-capitalization companies at Pinnacle Associates LTD. Mr. Kim is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Kim holds a B.S. degree in Business Administration from Georgetown University, with a double major in Finance and International Business. Mr. Kim also attended Georgetown's Corporate Business Program at the Chinese University of Hong Kong. Mr. Matthew Franco, CFA, is the Lead Portfolio Manager for the International Small-Cap Equity Strategy and the Axiom Global and International Micro-Cap Equity Funds and Co-Portfolio Manager for the US Small Cap Equity Strategy. Mr. Franco was one of the original investment team members at Axiom's inception in 1998. Prior to Axiom, Mr. Franco was an Associate at Columbus Circle Investors, a unit of PIMCO Advisors LP, where he was an Analyst for the International Fund. Mr. Franco was also affiliated with investment boutique R.L. Renck & Company, a small capitalization company specialist firm. Mr. Franco has the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Franco holds a B.S., summa cum laude, in Finance with a concentration in Asian Studies from Saint John's University.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the Small Cap Growth Fund. Montie L. Weisenberger manages the portion of the Small Cap Growth Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

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Falcon Point Capital, LLC: Falcon Point Capital, LLC (Falcon Point), located at Two Embarcadero Center, Suite 420, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund allocated to Falcon Point. Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell-side Research Analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, Mr. Thomas worked as a Consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude, in Finance from Loyola University in Maryland and an M.B.A. with Honors from Columbia Business School. James A. Bitzer, CFA, Senior Managing Director and Director of Research, joined Falcon Point in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a Financial Analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude, in Business Economics from the University of California, Santa Barbara and an M.B.A. with Honors in Finance from the University of Michigan Business School. Michael J. Mahoney, Senior Managing Director and Portfolio Manager, joined Falcon Point in 2001 from Interwoven, where he was Director of Investor Relations. Mr. Mahoney held this position since 2000 when Interwoven acquired Neonyoyo, a wireless software startup, where he was Chief Strategy Officer. Prior to Interwoven, Mr. Mahoney was an Investment Manager in San Francisco for 9 years, specializing in telecommunications, technology and media investments. Mr. Mahoney was Director of the Global Telemedia Group at Dresdner RCM Global Investors from 1999 to 2000. Previously, Mr. Mahoney was Portfolio Manager of the GT (later AIM) Global Telecommunications Fund and an Analyst for GT Capital Management in San Francisco from 1991 to 1999. Before his money management career, Mr. Mahoney worked as a Consultant at Bain & Company in Boston and as a corporate Finance Analyst at E. F. Hutton & Co. in New York. Mr. Mahoney has an M.B.A. from the Stanford Graduate School of Business and a B.A. from Whitman College, where he was elected to Phi Beta Kappa and now serves on the Board of Overseers (emeritus) and the Investment Committee.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Small Cap Growth Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

TAX-MANAGED SMALL/MID CAP FUND:

As further described in the Principal Investment Strategies section of the Tax-Managed Small/Mid Cap Fund's Summary section, each Sub-Adviser, except for Parametric Portfolio Associates LLC, will manage its portion of the Tax-Managed Small/Mid Cap Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

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AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A., Michele L. Aghassi, Ph.D., and Andrea Frazzini, Ph.D., M.S., manage the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its Chief Investment Officer. Mr. Friedman, Principal, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies as Head of AQR's Global Stock Selection Team. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Dr. Aghassi, Principal, joined AQR in 2005 and is Co-Head of Research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini, Principal, joined AQR in 2008, and develops quantitative models for its Global Stock Selection team.

Cardinal Capital Management, L.L.C.: Cardinal Capital Management, L.L.C. (Cardinal), located at Four Greenwich Office Park, Greenwich, Connecticut 06831 serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund allocated to Cardinal. Eugene Fox, Robert Kirkpatrick, CFA, and Rachel Matthews have all been with Cardinal for more than 16 years. Robert Fields has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price.

CastleArk Management LLC: CastleArk Management LLC (CastleArk), located at 1 North Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to CastleArk. James Stark, CFA, and Greg Baxter, CFA, serve as Co-Managers of CastleArk's small company growth strategies and each has been with the firm since 2007.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Rice Hall James & Associates LLC: Rice Hall James & Associates LLC (RHJ), located at 600 West Broadway Suite 1000, San Diego, California 92101-3383, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to RHJ. Lou Holtz has served as a Portfolio Manager with RHJ since 2008. Mr. Holtz served previously as a Managing Director and Portfolio Manager at Engemann Asset Management from 1996 to 2008. Yossi Lipsker has served as a Portfolio Manager with RHJ since 2008. Previously, Mr. Lipsker served as a Managing Director and Portfolio Manager at Engemann Asset Management from 1995 to 2008.

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Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

MID-CAP FUND:

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Mid-Cap Fund. A team of investment professionals manages the portion of the Mid-Cap Fund's assets allocated to QMA. The team consists of Peter Xu, Ph.D., Stacie L. Mintz, CFA and Devang Gambhirwala. Dr. Xu, a Managing Director at QMA, is responsible for the portfolio management investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Dr. Xu conducts equity market research, the results of which are used in the stock selection process for all of QMA's US Core Equity portfolios. Ms. Mintz, a Managing Director at QMA, is responsible for the portfolio management and investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Ms. Mintz is also responsible for overseeing QMA's equity mandates. Mr. Gambhirwala, a Principal at QMA, is responsible for the portfolio management and investment strategy for the portion of assets of the Mid-Cap Fund allocated to QMA. Mr. Gambhirwala is also responsible for overseeing QMA's US Core Equity long-short and large-cap mandates and is also responsible for the management of structured products. Prior to joining QMA, Dr. Xu, Ms. Mintz and Mr. Gambhirwala were employed by QMA's predecessor, Prudential Investment Management, Inc. since 1997, 1992 and 1986, respectively.

U.S. MANAGED VOLATILITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Mr. Aronson, CFA, CIC, has been Managing Principal and a Portfolio Manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Ms. Cranston, CFA, CPA, Principal, has been a Portfolio Manager with AJO since 2007 and a Portfolio and Financial Accountant with AJO since 1991. Ms. Moore, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 1998. Mr. Whitehead, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 2004. Mr. Rogers, CFA, Principal, has been a Portfolio Manager with AJO since 2012, and he was a trader with AJO beginning in 1993.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic

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12 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the U.S. Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ryan Taliaferro, Senior Vice President and Portfolio Manager, serves as lead portfolio manager to the Global Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Senior Vice President and Portfolio Manager, serves as back-up portfolio manager to the Global Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a Vice President and Quantitative Analyst within the Quantitative Investment Group at Wellington Management Co.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. David Krider, a Portfolio Manager, joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc. and served as the firm's Chief Technology Officer from 1996-2005. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Krider. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

TAX-MANAGED MANAGED VOLATILITY FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment

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professionals manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to AJO. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Mr. Aronson, CFA, CIC, has been Managing Principal and a Portfolio Manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Ms. Cranston, CFA, CPA, Principal, has been a Portfolio Manager with AJO since 2007 and a Portfolio and Financial Accountant with AJO since 1991. Ms. Moore, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 1998. Mr. Whitehead, CFA, Principal, has been a Portfolio Manager and Research Analyst with AJO since 2004. Mr. Rogers, CFA, Principal, has been a Portfolio Manager with AJO since 2012, and he was a trader with AJO beginning in 1993.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 12 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the Tax-Managed Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

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TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND:

As further described in the Principal Investment Strategies of the Tax-Managed International Managed Volatility Fund's Fund Summary section, each Sub-Adviser, except for Parametric Portfolio Associates (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager.

Acadian Asset Management, LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to Acadian. Ryan Taliaferro, Senior Vice President and Portfolio Manager, serves as lead portfolio manager to the Tax-Managed International Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Senior Vice President and Portfolio Manager, serves as back-up portfolio manager to the Tax-Managed International Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a Vice President and Quantitative Analyst within the Quantitative Investment Group at Wellington Management Co.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 23 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 23 years ago. David Krider, a Portfolio Manager, joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc. and served as the firm's Chief Technology Officer from 1996-2005. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Krider. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. G. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

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Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed International Managed Volatility Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Tax-Managed International Managed Volatility Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

REAL ESTATE FUND:

CenterSquare Investment Management LLC: CenterSquare Investment Management LLC (CenterSquare), located at 630 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, serves as a Sub-Adviser to the Real Estate Fund. Dean Frankel, CFA, and Eric Rothman, CFA, manage the portion of the Real Estate Fund's assets allocated to CenterSquare. Mr. Frankel is the Global Head of Real Estate Securities at CenterSquare Investment Management. Mr. Frankel is responsible for management of the firm's proprietary research process, as well as analyzing and interpreting the implications of major events and economic trends. Mr. Frankel manages the daily operations of the real estate securities portfolios, and has ultimate decision making authority for the core U.S. and Global REIT strategies. Mr. Frankel joined CenterSquare in 1997 and holds a B.S. in Economics from the University of Pennsylvania's Wharton School of Business. Mr. Rothman serves as Portfolio Manager for CenterSquare's real estate securities group. Mr. Rothman joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the real estate securities universe. Mr. Rothman also manages a global REIT high yield separate account mandate which leverages the global research platform in place. Mr. Rothman brings 22 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a Sell-side REIT Analyst at Wachovia Securities and three years as an Analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Real Estate Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist. Mr. Statz is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director. Mr. Bedell directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

ENHANCED INCOME FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced Income Fund. A team of investment professionals manages the portion of the Enhanced Income Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Lead Portfolio Manager. Mr. Leupp has been with the Ares Tradable Credit Group since 2003 and has been a Portfolio Manager since 2007. Mr. Brufsky and Mr. Leupp have over 27 years and 28 years, respectively, of experience with the leveraged finance asset class.

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Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Enhanced Income Fund. Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, serves as Portfolio Manager of the portion of the Enhanced Income Fund's assets allocated to Wellington Management. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; and James Gaul, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1988 as a Fixed Income Trader specializing in mortgage securities. Since 1997, Mr. Brown has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. Mr. Klemmer shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the Lead Trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. Mr. Lourie develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown and Mr. Lourie on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009.

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Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Group Managing Director, Chief Investment Officer — Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. WellsCap is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. A team of investment professionals led by Tom O'Connor, CFA, Managing Director, Senior Portfolio Manager and Co-Head, Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, Maulik Bhansali, CFA, Senior Portfolio Manager, and Jarad Vasquez, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. Mr. Bhansali joined WellsCap in 2001, where he began his investment career. Mr. Vasquez joined WellsCap in 2007 and began his investment career in 2001. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, CFA, Chai-Liang Lian, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Eichstaedt, Lian, Lindbloom and Buchannan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 20 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and both Mr. Lindbloom and Mr. Buchanan joined Western Asset as Portfolio Managers in 2005. Mr. Lian joined Western Asset as a Portfolio Manager in 2011. Mr. Lian also serves as Western Asset's Head of Emerging Markets Debt. Mr. Buchanan also serves as Western Asset's Deputy Chief Investment Officer and Head of Global Credit.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 40 years of industry experience.

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U.S. FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the U.S. Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; and James Gaul, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1988 as a Fixed Income Trader specializing in mortgage securities. Since 1997, Mr. Brown has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. Mr. Klemmer shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the Lead Trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. Mr. Lourie develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown and Mr. Lourie on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the U.S. Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Group Managing Director, Chief Investment Officer — Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director

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and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the U.S. Fixed Income Fund. WellsCap is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. A team of investment professionals led by Tom O'Connor, CFA, Managing Director, Senior Portfolio Manager and Co-Head, Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, Maulik Bhansali, CFA, Senior Portfolio Manager, and Jarad Vasquez, Senior Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. Mr. Bhansali joined WellsCap in 2001, where he began his investment career. Mr. Vasquez joined WellsCap in 2007 and began his investment career in 2001. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the U.S. Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt and Mark S. Lindbloom, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 20 years. Mr. Leech joined Western Asset in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as a Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the U.S. Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer and Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech joined Western Asset companies in 1990 and has 40 years of industry experience.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Lead Portfolio Manager. Mr. Leupp has been with the Ares Tradable Credit Group since 2003 and has been a Portfolio Manager since 2007. Mr. Brufsky and Mr. Leupp have over 27 years and 28 years, respectively, of experience with the leveraged finance asset class.

Benefit Street Partners L.L.C.: Benefit Street Partners L.L.C. (Benefit Street), located at 9 West 57th Street, Suite 4920, New York, New York 10019, serves as Sub-Adviser to the High Yield Bond Fund. The Benefit

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Street business was established in 2008 in partnership with Providence Equity Partners L.L.C. (Providence). Thomas Gahan, Michael Paasche and Paul Karpers manage the portion of the assets of the High Yield Bond Fund allocated to Benefit Street. Mr. Gahan is the founder and Chief Executive Officer of Benefit Street since the firm's formation. Mr. Paasche has been a Senior Managing Director of Benefit Street and its affiliates since the firm's formation. Mr. Karpers has been a Managing Director of Benefit Street and its affiliates since 2016.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. Donald E. Morgan III and Douglas C. Pardon manage the portion of the High Yield Bond Fund's assets allocated to Brigade. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006. Mr. Pardon joined Brigade in 2007 and became involved with the investment decision made with respect to the High Yield Bond Fund in 2017. Prior to joining Brigade, Mr. Pardon was a Vice President/Senior Analyst in the High Yield Group at Lehman Asset Management. Mr. Pardon also served as an Analyst in the Mergers and Acquisitions Group at Merrill Lynch & Co.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly-owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

CONSERVATIVE INCOME FUND:

BlackRock Advisors, LLC: BlackRock Advisors, LLC (BAL), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Conservative Income Fund pursuant to an investment sub-advisory agreement. BAL was organized in 1994 to perform advisory services for investment companies. As of September 30, 2017, assets under management were approximately $5.98 trillion for BAL and its affiliates. Richard Mejzak, CFA and Eric Hiatt, CFA, FRM, manage the portion of the Conservative Income Fund's assets allocated to BAL. Mr. Mejzak has been a Managing Director of BlackRock, Inc. since 2008. Prior to his appointment as Managing Director, Mr. Mejzak was a Director of BlackRock, Inc. from 2006 to 2007. Mr. Mejzak serves as Co-Chair of the Rule 2a-7 Investment Strategy and Risk Committee and is a Member of the Cash and Securities Lending Credit Committee. Mr. Hiatt has been a Director of BlackRock, Inc. since 2012. Prior to his appointment as Director, Mr. Hiatt was a Senior Vice President and Portfolio Manager at Dwight Asset Management from 2009 to 2012.

TAX-FREE CONSERVATIVE INCOME FUND:

BlackRock Advisors, LLC: BlackRock Advisors, LLC (BAL), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Tax-Free Conservative Income Fund pursuant to an investment sub-advisory agreement. BAL was organized in 1994 to perform advisory services for investment companies. As of September 30, 2017, assets under

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management were approximately $5.98 trillion for BAL and its affiliates. William Henderson, Jr. and Kevin Schiatta manage the portion of the Tax-Free Conservative Income Fund's assets allocated to BAL. Mr. Henderson has been a Managing Director of BlackRock, Inc. since 2004. Prior to his appointment as Managing Director, Mr. Henderson was a Director of BlackRock, Inc. from 2000 to 2003. Mr. Henderson is a member of the Municipal Bond Operating Committee and the Global Cash Management Credit Committee. Mr. Schiatta has been a Director of BlackRock, Inc. since 2013. Prior to his appointment as a Director Mr. Schiatta was an Associate of BlackRock, Inc. from 2010 to 2012.

DYNAMIC ASSET ALLOCATION FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Dynamic Asset Allocation Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Dynamic Asset Allocation Fund allocated to SSGA FM are Charles McGinn, Tyhesha Harrington and Philip Lee, CFA. Mr. McGinn is a Vice President of SSGA FM and a Portfolio Manager in the Investment Solutions Group (ISG), where he manages a variety of portfolios. As a member of the Exposure Management Team within ISG, Mr. McGinn is responsible for the oversight of over $20 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group's separate accounts, Mr. McGinn is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group's Country Selection strategy. As the lead portfolio manager of the Country Selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. Mr. McGinn is also an active participant in making tactical calls in all of the portfolios where ISG has been given discretion. In addition, Mr. McGinn is responsible for the management of the SEI Dynamic Asset Allocation Funds registered in the United Sates and the United Kingdom. Prior to his current role, Mr. McGinn was an Operations Analyst at SSGA, where he specialized in developed and emerging market equity funds. Mr. McGinn has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science in Business Administration. Ms. Harrington is a Vice President of SSGA FM and a Senior Portfolio Manager in ISG. In this role, Ms. Harrington is responsible for developing and implementing investment solutions for clients, including strategic and tactical global balanced funds, equitization and exposure management strategies. Prior to joining SSGA FM, Ms. Harrington worked as a Portfolio Manager at PanAgora Asset Management where she managed passive U.S. and international equity strategies and multi-asset class strategies. Ms. Harrington's responsibilities also included running optimizations and trading. Ms. Harrington has been working in the investment management field since 1995. Ms. Harrington holds Bachelor of Arts degrees in Psychology and Urban Studies from Boston University and a Master degree in Business Administration with a concentration in Finance from the Graduate School of Management at Boston University. Mr. Lee is a Vice President of SSGA FM, and the Adviser and a Senior Portfolio Manager in ISG. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA FM, Mr. Lee worked as a portfolio manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. Previously, Mr. Lee was a member of the GTAA team at Analytic Investors where he managed active global asset allocation portfolios and developed quantitative models. Before working in the investment management field, he was with Oracle as a software development manager. Mr. Lee is a CFA charterholder and holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson

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School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina.

MULTI-STRATEGY ALTERNATIVE FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund's assets allocated to Acadian. Alex Voitenok, Senior Vice President and Director of Long/Short Strategies, serves as portfolio manager to the Multi-Strategy Alternative Fund. Mr. Voitenok joined Acadian in June 2012 with a primary focus of overseeing Acadian's long/short equity products. Previously, Mr. Voitenok was a senior portfolio manager at Gartmore Investment Management in London and Boston, where he focused on long/short funds while co-managing a global active book of business of US $3 billion. Mr. Voitenok was also the product architect behind Gartmore's next generation of quantitative models. Brendan Bradley, Senior Vice President, Director of Portfolio Management and Deputy Chief Investment Officer, serves as Co-Portfolio Manager to the Multi-Strategy Alternative Fund. Mr. Bradley joined Acadian in September 2004 as a senior member of the Research and Portfolio Management teams. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies at Acadian, and in 2013, became Director of Portfolio Management, overseeing portfolio management policy. Mr. Bradley was appointed Deputy Chief Investment Officer in 2017.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. Donald E. Morgan III and Douglas C. Pardon manage the portion of the Multi-Strategy Alternative Fund's assets allocated to Brigade. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the Multi-Strategy Alternative Fund. Mr. Morgan, Managing Partner and Portfolio Manager, formed Brigade in 2006 and has served as the Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006. Mr. Pardon, Co-Portfolio Manager, joined Brigade in 2007 and became involved with the investment decision made with respect to the Multi-Strategy Alternative Fund in 2017. Prior to joining Brigade, Mr. Pardon was a Vice President/Senior Analyst in the High Yield Group at Lehman Asset Management. Mr. Pardon also served as an Analyst in the Mergers and Acquisitions Group at Merrill Lynch & Co.

Caerus Investors, LLC: Caerus Investors, LLC (Caerus), located at 460 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund's assets allocated to Caerus. Caerus was founded in January 2009 by Ward Davis. Mr. Davis is the Founder, Chief Investment Officer and Portfolio Manager at Caerus. Mr. Davis has 23 years of experience actively researching consumer equities and 17 years of experience as a consumer sector portfolio manager. Brian Agnew is Managing Partner and Portfolio Manager at Caerus. Mr. Agnew joined Caerus as a Partner in February 2009. Mr. Agnew has 23 years of experience actively researching consumer equities and 9 years of experience as a consumer sector portfolio manager.

Emso Asset Management Limited: Emso Asset Management Limited (Emso), located at Iron Trades House, 21 Grosvenor Place, London, SW1X 7HN, serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Mark R. Franklin and John Hynes manage the portion of the Multi-Strategy Alternative Fund's assets allocated to Emso. Mr. Franklin is the Chief Investment Officer

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and Chief Executive Officer of Emso. Mr. Franklin began his career in international banking in 1979, and lived and worked throughout Latin America holding various positions in Argentina, Colombia and Mexico. Mr. Franklin joined Salomon Brothers (Salomon) in 1986 to establish and co-run their emerging markets customer business. Following his appointment to the position of Partner in 1991, Mr. Franklin joined Salomon's proprietary trading division where he started and successfully ran the emerging markets investment business until the merger with Citigroup. After the merger Mr. Franklin created Emso's flagship fund, established Emso Partners Limited (then as a subsidiary of Citibank, and now Emso Asset Management Limited), and ultimately executed Emso's employee buyout in 2013. During the past 17 years Mr. Franklin has built a wide institutional investor base and a strong performance track record in Emso's funds. Mr. Franklin holds a B.A. from Brown University in Economics. Mr. Franklin is a Trustee of Tusk, a pan-African charitable trust. Mr. Hynes is a Portfolio Manager focusing on liquid alternative strategies. Before joining Emso in 2011, Mr. Hynes spent 17 years at Fidelity Investments and Fidelity International, most latterly within the Emerging Markets Equity Group, working as a Portfolio Manager for the Fidelity Series Emerging Markets Fund. At Fidelity, Mr. Hynes also held at various times the positions of Global EM Analyst, European HY Credit Analyst, European Equity Analyst, Co-head of International Fixed Income, and Senior Global Bond Trader. Previously, Mr. Hynes worked as a Global Bond Trader at Watermark Management, and began his career as a Research Associate at Temple, Barker & Sloane. Mr. Hynes earned an M.B.A. in Finance from The Wharton School, University of Pennsylvania, and a B.A. in Economics from Dartmouth College.

Kettle Hill Capital Management, LLC: Kettle Hill Capital Management, LLC (Kettle Hill), located at 655 Third Avenue, New York, New York 10017-5617, serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund allocated to Kettle Hill. Andrew Kurita is the Founder of Kettle Hill and has served as a Portfolio Manager since Kettle Hill's inception in 2003. Prior to this role, Mr. Kurita was a Vice President at Andor Capital Management, LLC where he covered the industrial sector for the Diversified Growth Fund. From 1996 to 2001, Mr. Kurita worked at Cramer Rosenthal McGlynn, LLC, where he was a Vice President and Analyst on hedge fund and small cap value products. Mr. Kurita is a CFA charterholder with more than 21 years of small cap and hedge fund investing experience. Mr. Kurita graduated cum laude with honors with a B.A. in Economics from Williams College in 1995.

Mountaineer Partners Management, LLC: Mountaineer Partners Management, LLC (Mountaineer), located at 150 East 58th Street, 14th Floor, New York, New York 10155 serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals headed by Mark Lee manages the portion of the Multi-Strategy Alternative Fund allocated to Mountaineer. Mr. Lee is the Founder and Managing Member of Mountaineer, an opportunistic value and event hedge fund founded in 2011 that invests long and short in equity and debt. Prior to founding Mountaineer, Mr. Lee worked at Contrarian Capital Management, LLC (Contrarian) from 1999 to 2011. Mr. Lee joined Contrarian as a Distressed Debt Analyst, and then in 2003 founded and was the sole Portfolio Manager for the Contrarian Long Short Fund for eight years until he departed to launch Mountaineer in January 2011. In late 2008, Mr. Lee also assumed management of the Contrarian Distressed Equity Fund, which he managed until his departure in January 2011. Both Contrarian Long Short and Contrarian Distressed Equity utilized a similar analytical framework to Mountaineer. Prior to Contrarian, Mr. Lee worked as an Associate at Blavin & Co., a concentrated, long-biased value fund, and as an Associate at Centre Partners, a Lazard-affiliated private equity firm. Mr. Lee began his career in finance in 1992 as an investment banker at Credit Suisse First

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Boston. Mr. Lee received an M.B.A. from Harvard Business School and an A.B., Magna Cum Laude, from Harvard College.

Ramius Advisors, LLC: Ramius Advisors, LLC (Ramius), located at 599 Lexington Avenue, 19th Floor, New York, New York 10022 serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals manages the portion of the Multi-Strategy Alternative Fund allocated to Ramius. Ethan Johnson is a Portfolio Manager and is responsible for risk arbitrage investments at the firm. Mr. Johnson joined Ramius in 2007 as a Research Analyst on the Ramius risk arbitrage desk. Andrew Cohen is a Fund Risk Manager and monitors risk with respect to the risk arbitrage investments at the firm. Mr. Cohen joined Ramius in 2001.

LONG/SHORT ALTERNATIVE FUND:

Beachhead Capital Management, LLC: Beachhead Capital Management, LLC (Beachhead), located at 640 Fifth Avenue, 14th Floor, New York, New York 10019, serves as a Sub-Adviser to the Long/Short Alternative Fund. Andrew Beer and Mathias Mamou-Mani manage the portion of the Long/Short Alternative Fund's assets allocated to Beachhead. Mr. Beer is Co-Portfolio Manager and a member of the investment committee of Beachhead, where he has overseen investment research since the inception of the firm in July 2012. From January 2010 to July 2012, Mr. Beer served as Senior Advisor to Belenos Capital Management LLC, the predecessor firm to Beachhead. Mr. Beer is a member of the Board of Directors of the US Fund for UNICEF, and a co-founder of the Pierrepont School, a co-educational K-12 independent school located in Westport, Connecticut. Mr. Beer received his M.B.A. from Harvard Business School, and his A.B. magna cum laude from Harvard College. Mr. Mamou-Mani is Co-Portfolio Manager and a member of the investment committee of Beachhead, where he has had primary responsibility for risk management since the inception of the firm in July 2012. From January 2010 to July 2012, Mr. Mamou-Mani served as Vice President and Head of Trading at Belenos Capital Management LLC, the predecessor firm to Beachhead. Prior to joining Belenos Capital Management LLC, Mr. Mamou-Mani worked as an IT consultant and project manager for clients including the French Ministry of Defense and France Telecom. Mr. Mamou-Mani received his M.B.A. from the NYU Stern School of Business, where he specialized in Quantitative Finance, and his B.S. and M.S. in Computer Science from University of Paris Dauphine, France.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

Related Account Performance

DYNAMIC ASSET ALLOCATION FUND

SIMC serves as investment adviser to both the Fund and another fund with the same name, but which is a series of a different registered investment company, SEI Institutional Investments Trust (the Related Fund). The Fund's portfolio will be managed substantially similar to that of the Related Fund. The Fund and the Related Fund share the same portfolio managers. The Fund also has the same (or substantially similar) investment objective, investment policies and principal investment strategies as the Related Fund. Since January 31, 2017, the Fund's investment strategy has permitted it to invest a portion of its assets through a wholly-owned foreign subsidiary. Since April 2013, the Related Fund similarly has had the ability to invest a portion of its assets through a wholly-owned foreign subsidiary; however, this was

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not a material component of the Related Fund's investment strategy for the performance period set forth below.

The Related Fund offers only Class A Shares. Because the total annual operating expenses of Class Y Shares of the Fund are expected to be higher than the total annual operating expenses of the Class A Shares of the Related Fund, if the expense structure of the Class Y Shares of the Fund was imputed to the Related Fund, the performance results of the Related Fund would have been lower. In addition, SIMC and its affiliates may voluntarily waive a portion of their fees with respect to any of the Fund or the Related Fund, which could lead to differences in performance between them.

The bar charts and the performance tables below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Related Fund's performance from year to year for the past five calendar years and by showing how the Related Fund's average annual returns for 1 and 5 years, and since the Related Fund's inception, compared with those of a broad measure of market performance.

The past performance of the Related Fund is not necessarily an indication of how the Fund will perform in the future, does not guarantee similar results for the Fund and is not the Fund's own historical record. You should not rely on this performance data as an indication of future performance of SIMC or of the Fund. In addition, the performance information presented for the Related Fund is current as of the date shown, but may not be current as of the date you are reviewing this Prospectus. Consequently, the performance of the Related Fund may vary from that shown below.

Related Fund (for the period ended December 31, 2016)

Best Quarter: 11.75% (03/31/13) Worst Quarter: -6.98% (09/30/15)

The Related Fund's Class A total return (pre-tax) for the fiscal year ended May 31, 2017 was 19.17%. As of May 31, 2017, the Related Fund consisted of approximately $2.48 billion in assets.

Average Annual Total Returns for the Related Fund (for the period ended December 31, 2016)

The table below compares the Related Fund's average annual total returns for Class A Shares to those of a broad-based index that may provide investors with a useful comparison of the Related Fund's overall performance. Since inception returns for the index in the table below are shown from July 31, 2010. The performance for the Related Fund is shown net of fees and expenses and reflects the

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deduction of all management and brokerage fees and other expenses paid by the Related Fund. The following is not the SIMT Fund's performance and is not indicative of the future performance of the Fund.

Related Fund — Class A	1 Year	5 Years	Since Inception (7/30/2010)*
Return Before Taxes	12.27%	15.48%	13.69%
Return After Taxes on Distributions	11.77%	13.77%	12.11%
Return After Taxes on Distributions and Sale of Fund Shares	7.21%	11.72%	10.46%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	14.50%

* Index returns are shown from July 31, 2010.

LONG/SHORT ALTERNATIVE FUND

Due to the nature of its investments, the Long/Short Alternative Fund and SIMC as the investment adviser to the Fund are subject to regulation under the CEA. Because the Fund is regulated by the Commodity Futures Trading Commission and NFA as a commodity pool, and by the SEC as a registered investment company, it is subject to each regulator's disclosure requirements. To harmonize certain CEA disclosure requirements with SEC disclosure requirements, Rule 4.12(c)(3)(i) under the CEA requires the pool operator of an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool. However, SIMC does not manage any pool that has investment objectives, policies and strategies that are substantially similar to the Long/Short Alternative Fund.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") Class Y Shares of the Funds. Class Y Shares may only be purchased by:

• independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y shares, are approved by the SEI Funds (or their delegate) to purchase Class Y shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds for at least one year from the date of the request (or such shorter period of time as determined solely by the SEI Funds (or their delegates)) and remaining above this threshold thereafter. For these purposes, the SEI Funds (or their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI;

• bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Funds' Distributor permitting the purchase of Class Y Shares;

• institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y Shares of the SEI Funds;

• clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

• other SEI mutual funds.

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In the event a Class Y shareholder no longer meets the eligibility requirements to purchase Class Y shares (as noted in this section), the SEI Funds (or their delegate) may, in their discretion, elect to convert such shareholder's Class Y shares into a Class of shares of the same Fund(s) for which such shareholder does meet the eligibility requirements. Without limiting the foregoing, this may include situations, as applicable, where the shareholder's independent investment adviser, bank trust department or financial firm no longer meets the eligibility criteria noted above or the shareholder no longer meets the eligibility criteria (for example, by terminating their relationship with an eligible adviser or firm). In all cases, if a client meets the eligibility requirements for more than one other Class of shares, then such client's Class Y shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such client meets the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which classes of shares are available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

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Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in

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periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information

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reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur taxable gains, and forcing a Fund to hold excess levels of cash.

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The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  If the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  If a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason, without notice.

Judgments with respect to the implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

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The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Institutional Managed Trust on any Business Day by placing orders with

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the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund.

When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

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Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

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The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may compensate these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information, including policies and procedures, for the Funds can be obtained in the SAI and on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Except as set forth below, five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information for the Multi-Strategy Alternative and Long/Short Alternative Funds can be obtained on the Internet at the Portfolio Holdings Website. Sixty calendar days after the end of each quarter, a list of all portfolio holdings in each Fund as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to each Fund shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income and Real Return Funds to distribute their investment income quarterly. It is the policy of the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Long/Short Alternative and

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Dynamic Asset Allocation Funds to distribute their investment income annually. It is the policy of the Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income and Tax-Free Conservative Income Funds to declare their net investment income daily and distribute it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan.

The recently enacted Tax Cuts and Jobs Act (the Tax Act) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.

Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an ETF taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is expected that distributions from the Real Return, Real Estate, High Yield Bond, Enhanced Income, Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds will primarily consist of ordinary income and that distributions from such Funds will generally not be eligible for the lower tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at

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the maximum rate of 20%. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain Funds' investment strategies will significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares and disallowed to the extent that exempt interest dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds use a tax management technique known as highest in, first out. Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Certain Funds may invest in REITs. The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not.

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It is uncertain whether a future technical corrections bill will address this issue to enable the Funds to pass through the special character of "qualified REIT dividends" to shareholders.

The Tax-Free Conservative Income Fund intends to make distributions of tax exempt-interest dividends that are exempt from federal income tax. In order to pay tax-exempt interest dividends to shareholders, the Tax-Free Conservative Income Fund must invest at least 50% of its net assets in securities that pay interest that is exempt from federal income tax. The Tax-Free Conservative Income Fund may invest a portion of its assets in securities that generate income that is subject to federal, state or local income taxes. Income exempt from federal tax may be subject to state and local taxes as well as the Federal Alternative Minimum Tax. The Tax-Free Conservative Income Fund may not be a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

While the Tax-Free Conservative Income Fund intends, under normal circumstances, to invest at least 50% of its net assets in municipal securities that pay interest that is exempt from federal income tax in order to meet the requirements necessary for a Fund to pay out exempt-interest dividends to its shareholders, if the Tax-Free Conservative Income Fund fails to meet this requirement, the income from all of its investments, including its municipal securities, may be subject to federal income tax.

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any

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individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class Y Shares of each Fund that was in operation during the fiscal year ended September 30, 2017. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS Y
2017		$12.55	$0.16	$2.10	$2.26	$(0.15)	$—	$(0.15)	$14.66	18.16%	$156,329	0.64%		0.64%		0.70%		1.16%	100%
2016		13.71	0.16	1.16	1.32	(0.15)	(2.33)	(2.48)	12.55	10.50	164,611	0.66	(3)	0.66	(3)	0.74	(3)	1.26	68
2015	(2)	14.62	0.11	(0.94)	(0.83)	(0.08)	—	(0.08)	13.71	(5.74)	156,158	0.64		0.64		0.72		1.03	110
Large Cap Value Fund
CLASS Y
2017		$21.21	$0.38	$3.48	$3.86	$(0.37)	$—	$(0.37)	$24.70	18.37%	$120,357	0.64%		0.64%		0.69%		1.63%	76%
2016	(4)	23.90	0.35	0.16	0.51	(0.25)	(2.95)	(3.20)	21.21	2.88	22,004	0.66	(3)	0.66	(3)	0.70	(3)	1.89	70
Large Cap Growth Fund
CLASS Y
2017		$29.80	$0.14	$4.96	$5.10	$(0.14)	$—	$(0.14)	$34.76	17.17%	$123,109	0.64%		0.64%		0.74%		0.45%	95%
2016	(4)	34.91	0.07	0.36	0.43	(0.03)	(5.51)	(5.54)	29.80	1.58	20,481	0.66	(3)	0.66	(3)	0.75	(3)	0.25	93
Tax-Managed Large Cap Fund
CLASS Y
2017		$20.75	$0.24	$3.37	$3.61	$(0.23)	$—	$(0.23)	$24.13	17.52%	$317,822	0.65	%(5)	0.65	%(5)	0.69	%(5)	1.07%	88%
2016		19.13	0.24	1.61	1.85	(0.23)	—	(0.23)	20.75	9.75	198,095	0.66	(3)	0.66	(3)	0.75	(3)	1.20	89
2015	(2)	20.46	0.15	(1.38)	(1.23)	(0.10)	—	(0.10)	19.13	(6.04)	129,791	0.64		0.64		0.73		1.00	85

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		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund
CLASS Y
2017		$53.33	$0.98	$8.46	$9.44	$(0.96)	$(1.59)	$(2.55)	$60.22	18.31%	$42,961	0.25%		0.25%		0.29%		1.71%	21%
2016	(4)	51.04	0.87	2.25	3.12	(0.76)	(0.07)	(0.83)	53.33	6.19	780	0.28	(3)	0.28	(3)	0.32	(3)	1.88	10
Small Cap Fund
CLASS Y
2017		$11.66	$0.02	$1.67	$1.69	$(0.04)	$—	$(0.04)	$13.31	14.51%	$39,149	0.89%		0.89%		0.99%		0.13%	135%
2016		12.01	0.03	0.89	0.92	(0.01)	(1.26)	(1.27)	11.66	8.08	37,859	0.91	(3)	0.91	(3)	1.01	(3)	0.28	104
2015	(2)	12.89	0.01	(0.89)	(0.88)	—	—	—	12.01	(6.83)	32,810	0.89		0.89		0.98		0.11	137
Small Cap Value Fund
CLASS Y
2017		$22.76	$0.18	$3.43	$3.61	$(0.19)	$—	$(0.19)	$26.18	15.94%	$37,243	0.89%		0.89%		0.99%		0.74%	123%
2016	(4)	22.95	0.18	1.09	1.27	(0.15)	(1.31)	(1.46)	22.76	6.04	7,207	0.92	(3)	0.92	(3)	1.02	(3)	0.91	87
Small Cap Growth Fund
CLASS Y
2017		$28.93	$(0.11)	$5.77	$5.66	$—	$—	$—	$34.59	19.57%	$28,446	0.86%		0.86%		0.98%		(0.36)%	116%
2016	(4)	27.72	(0.02)	1.23	1.21	—	—	—	28.93	4.37	7,243	0.89	(3)	0.89	(3)	1.01	(3)	(0.08)	124
Tax-Managed Small/Mid Cap Fund
CLASS Y
2017		$18.98	$0.07	$3.17	$3.24	$(0.11)	$—	$(0.11)	$22.11	17.14%	$75,183	0.90	%(5)	0.90	%(5)	0.99	%(5)	0.34%	151%
2016		17.55	0.10	1.44	1.54	(0.11)	—	(0.11)	18.98	8.79	47,185	0.91	(3)	0.91	(3)	1.00	(3)	0.58	107
2015	(2)	18.52	0.05	(1.01)	(0.96)	(0.01)	—	(0.01)	17.55	(5.17)	28,090	0.89		0.89		0.98		0.32	98
Mid-Cap Fund
CLASS Y
2017		$24.01	$0.24	$4.00	$4.24	$(0.23)	$(0.19)	$(0.42)	$27.83	17.84%	$2,267	0.73%		0.73%		0.74%		0.93%	112%
2016	(4)	26.61	0.30	1.29	1.59	(0.32)	(3.87)	(4.19)	24.01	7.56	479	0.78	(3)	0.78	(3)	0.78	(3)	1.43	115

227

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
CLASS Y
2017		$17.05	$0.30	$1.71		$2.01	$(0.30)	$(0.49)	$(0.79)	$18.27	12.13%	$585,729	0.75%	0.75%	0.98%	1.73%	48%
2016		16.24	0.29	1.62		1.91	(0.30)	(0.80)	(1.10)	17.05	12.28	486,555	0.77 (3)	0.77 (3)	1.00 (3)	1.78	43
2015	(2)	16.51	0.22	(0.35)		(0.13)	(0.14)	—	(0.14)	16.24	(1.97)	392,240	0.75	0.75	0.99	1.73	58
Global Managed Volatility Fund
CLASS Y
2017		$11.55	$0.22	$1.00		$1.22	$(0.35)	$(0.42)	$(0.77)	$12.00	11.32%	$213,561	0.87%	0.87%	0.99%	1.87%	61%
2016		10.85	0.21	1.20		1.41	(0.57)	(0.14)	(0.71)	11.55	13.49	102,388	0.88 (3)	0.88 (3)	1.01 (3)	1.86	58
2015	(2)	10.73	0.19	(0.07)		0.12	—	—	—	10.85	1.12	94,522	0.86	0.86	0.99	2.23	52
Tax-Managed Managed Volatility Fund
CLASS Y
2017		$14.74	$0.27	$1.61		$1.88	$(0.27)	$(0.39)	$(0.66)	$15.96	13.12%	$61,804	0.75%	0.75%	0.98%	1.80%	22%
2016		13.89	0.26	1.40		1.66	(0.25)	(0.56)	(0.81)	14.74	12.42	37,017	0.77 (3)	0.77 (3)	1.01 (3)	1.81	32
2015	(6)	14.25	0.11	(0.42	)(7)	(0.31)	(0.05)	—	(0.05)	13.89	(2.17)	323	0.81	0.81	1.06	1.77	49
Tax-Managed International Managed Volatility Fund
CLASS Y
2017	(8)	$10.00	$0.30	$1.29		$1.59	$(0.01)	$—	$(0.01)	$11.58	15.90%	$13,652	0.86%	0.86%	1.15%	2.92%	51%
Real Estate Fund
CLASS Y
2017		$19.38	$0.07	$(0.21)		$(0.14)	$(0.46)	$(1.63)	$(2.09)	$17.15	(0.37)%	$36,892	0.89%	0.89%	0.99%	0.41%	67%
2016		17.96	0.32	2.72		3.04	(0.21)	(1.41)	(1.62)	19.38	17.49	36,591	0.92 (3)	0.92 (3)	1.01 (3)	1.64	84
2015	(2)	19.00	0.08	(0.65	)(7)	(0.57)	(0.14)	(0.33)	(0.47)	17.96	(2.97)	18,561	0.89	0.89	0.98	0.54	51
Enhanced Income Fund
CLASS Y
2017		$7.48	$0.17	$0.11		$0.28	$(0.19)	$—	$(0.19)	$7.57	3.76%	$5,897	0.46%	0.46%	0.72%	2.20%	76%
2016		7.46	0.16	0.03		0.19	(0.17)	—	(0.17)	7.48	2.61	17,310	0.49 (3)	0.49 (3)	0.79 (3)	2.11	90
2015	(2)	7.51	0.11	(0.08)		0.03	(0.08)	—	(0.08)	7.46	0.44	11,264	0.46	0.46	0.77	1.89	89
228

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
CLASS Y
2017		$11.71	$0.28	$(0.15)		$0.13	$(0.29)		$(0.23)	$(0.52)	$11.32	1.27%	$225,440	0.42%		0.42%		0.55%		2.46%	386%
2016		11.47	0.29	0.37		0.66	(0.30)		(0.12)	(0.42)	11.71	5.90	70,916	0.44	(3)	0.44	(3)	0.63	(3)	2.55	336
2015	(9)	11.47	0.08	—		0.08	(0.08)		—	(0.08)	11.47	0.69	22,985	0.42		0.42		0.63		2.66	350
U.S. Fixed Income Fund
CLASS Y
2017		$10.58	$0.21	$(0.20)		$0.01	$(0.22)		$(0.17)	$(0.39)	$10.20	0.14%	$158,817	0.41%		0.41%		0.54%		2.09%	463%
2016		10.38	0.21	0.32		0.53	(0.22)		(0.11)	(0.33)	10.58	5.20	97,132	0.43	(3)	0.43	(3)	0.63	(3)	2.06	401
2015	(2)	10.44	0.17	(0.06	)(7)	0.11	(0.17)		—	(0.17)	10.38	1.03	89,000	0.41		0.41		0.61		2.16	313
High Yield Bond Fund
CLASS Y
2017		$7.18	$0.44	$0.25		$0.69	$(0.43)		$(0.12)	$(0.55)	$7.32	9.87%	$187,087	0.65	%(5)	0.65	%(5)	0.76	%(5)	6.08%	62%
2016		7.01	0.44	0.26		0.70	(0.44)		(0.09)	(0.53)	7.18	10.72	199,015	0.66	(3)	0.66	(3)	0.85	(3)	6.42	56
2015	(2)	7.44	0.33	(0.44)		(0.11)	(0.32)		—	(0.32)	7.01	(1.75)	143,315	0.64		0.64		0.83		5.94	56
Conservative Income Fund
CLASS Y
2017		$10.00	$0.10	$(0.01)		$0.09	$(0.09)		$—	$(0.09)	$10.00	0.94%	$19,984	0.20%		0.20%		0.33%		0.96%	—%
2016	(10)	10.00	0.02	—		0.02	(0.02)		—	(0.02)	10.00	0.20	16,796	0.20	(3)	0.20	(3)	0.36	(3)	0.47	—
Tax-Free Conservative Income Fund
CLASS Y
2017		$10.00	$0.06	$—		$0.06	$(0.06)		$—	$(0.06)	$10.00	0.60%	$3,782	0.20%		0.20%		0.34%		0.63%	—%
2016	(10)	10.00	0.02	—		0.02	(0.02)		—	(0.02)	10.00	0.16	13,922	0.20	(3)	0.20	(3)	0.35	(3)	0.37	—
Real Return Fund
CLASS Y
2017		$10.17	$0.12	$(0.11)		$0.01	$(0.12	)(11)	$—	$(0.12)	$10.06	0.11%	$18,205	0.35%		0.35%		0.48%		1.15%	49%
2016		9.92	0.01	0.24		0.25	—		—	—	10.17	2.52	28,835	0.37	(3)	0.37	(3)	0.57	(3)	0.07	38
2015	(2)	9.91	(0.02)	0.03		0.01	—		—	—	9.92	0.10	25,525	0.35		0.35		0.55		(0.27)	37

229

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Dynamic Asset Allocation Fund
CLASS Y
2017		$10.20	$0.17	$1.87	$2.04	$(0.12)		$—	$(0.12)	$12.12	20.17%	$73,159	0.50%		0.50%		0.93%		1.55%	3%
2016		9.09	0.16	0.99	1.15	(0.04)		—	(0.04)	10.20	12.67	48,523	0.52	(3)	0.52	(3)	0.96	(3)	1.66	7
2015	(12)	10.00	0.03	(0.94)	(0.91)	—		—	—	9.09	(9.10)	48,229	0.50		0.50		0.96		1.97	2
Multi-Strategy Alternative Fund
CLASS Y
2017		$9.68	$0.03	$0.44	$0.47	$(0.03)		$—	$(0.03)	$10.12	4.79%	$4,841	1.14	%(13)	1.14	%(13)	2.16	%(13)	0.34%	37%
2016		9.60	—	0.36	0.36	(0.18)		(0.10)	(0.28)	9.68	3.77	1,352	0.96	(3)(14)	0.96	(3)(14)	2.18	(3)(14)	—	149
2015	(6)	9.97	0.04	(0.41)	(0.37)	—		—	—	9.60	(3.71)	19	0.25		0.25		1.83		1.03	35
Long/Short Alternative Fund
CLASS Y
2017		$9.81	$0.01	$1.11	$1.12	$—	(11)	$—	$—	$10.93	11.42%	$34,360	0.90%		0.90%		1.17%		0.10%	111%
2016		9.67	(0.03)	0.17	0.14	—		—	—	9.81	1.45	41,775	0.92	(3)	0.92	(3)	1.15	(3)	(0.32)	43
2015	(6)	10.11	(0.03)	(0.41)	(0.44)	—		—	—	9.67	(4.35)	41,164	0.91		0.91		1.15		(0.81)	198

† Returns and turnover rates are for the period indicated and have not been annualized. Returns to not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(3) The expense ratio includes proxy expenses outside of the cap.

(4) Commenced operations on October 30, 2015. All ratios for the period have been annualized.

(5) The expense ratio includes litigation expenses outside the cap.

(6) Commenced operations on April 30, 2015. All ratios for the period have been annualized.

(7) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

(8) Commenced operations on October 17, 2016. All ratios for the period have been annualized.

(9) Commenced operations on June 30, 2015. All ratios for the period have been annualized.

(10) Commenced operations on April 22, 2016. All ratios for the period have been annualized.

(11) Includes return of capital of $0.01.

230

SEI / PROSPECTUS

(12) Commenced operations on July 30, 2015. All ratios for the period have been annualized.

(13) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded, the ratios would have been 0.79%, 0.79% and 1.98%.

(14) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded, the ratios would have been 0.69%, 0.69% and 1.91%.

Amounts designated as "—" are $0 or have been rounded to $0.

231

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2018 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-106 (1/18)

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY	1
Investment Goal	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Risks	2
Performance Information	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
MORE INFORMATION ABOUT INVESTMENTS	6
MORE INFORMATION ABOUT RISKS	6
Risk Information	6
More Information About Principal Risks	6
GLOBAL ASSET ALLOCATION	11
MORE INFORMATION ABOUT THE FUND'S BENCHMARK INDEX	11
INVESTMENT ADVISER	11
SUB-ADVISER	13
Information About Fee Waivers	13
Sub-Adviser and Portfolio Managers	14
PURCHASING AND SELLING FUND SHARES	15
HOW TO PURCHASE FUND SHARES	15
Pricing of Fund Shares	16
Frequent Purchases and Redemptions of Fund Shares	19
Foreign Investors	20
Customer Identification and Verification and Anti-Money Laundering Program	20
HOW TO SELL YOUR FUND SHARES	21
Receiving Your Money	21
Methods Used to Meet Redemption Obligations	21
Low Balance Redemptions	21
Suspension of Your Right to Sell Your Shares	22
Large Redemptions	22
Telephone Transactions	22
Unclaimed Property	22
DISTRIBUTION OF FUND SHARES	22
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	23
DIVIDENDS, DISTRIBUTIONS AND TAXES	23
Dividends and Distributions	23
Taxes	23
ADDITIONAL INFORMATION	25
FINANCIAL HIGHLIGHTS	26
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

S&P 500 INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class E Shares
Management Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.29%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund — Class E Shares	$30	$93	$163	$368

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets (at least 80%) in securities listed in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which is composed of approximately 500 leading U.S. publicly traded companies from a broad range of industries (mostly common stocks). The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the

1

SEI / PROSPECTUS

S&P 500 Index before the fees and expenses of the Fund. The Fund generally gives the same weight to a given stock as the S&P 500 Index does.

In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in futures contracts, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and exchange-traded funds (ETFs). The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund. The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of the Fund's adviser, SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub- Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the S&P 500 Index, may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the benchmark and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.94% (06/30/09) Worst Quarter: -22.16% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

S&P 500 Index Fund — Class E† 1 Year	5 Years	10 Years	Since Inception (7/31/1985)
Return Before Taxes 21.55%	15.53%	8.27%	10.69%
Return After Taxes on Distributions 20.36%	14.11%	7.40%	9.25%
Return After Taxes on Distributions and Sale of Fund Shares 12.30%	12.14%	6.49%	8.71%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes) 21.83%	15.79%	8.50%	11.02%

† The Fund is the successor to SEI Index Funds' S&P 500 Index Fund (the Predecessor Fund). The Fund commenced operations on September 17, 2007. Accordingly, the performance information prior to September 17, 2007 is based on the performance of the Predecessor Fund.

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2016	Portfolio Manager
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Mark Krivitsky Karl Schneider, CAIA	Since 2011 Since 2012 Since 2012	Senior Managing Director and the Head of
Global Equity Beta Solutions Group in the
Americas
Vice President and Senior Portfolio Manager
in the Global Equity Beta Solutions Group and
Tax-Efficient Market Capture Group
Managing Director and Deputy Head of
Global Equity Beta Solutions in the Americas

Purchase and Sale of Fund Shares

The minimum initial investment for Class E Shares is $5,000,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

The Fund has an investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and the Sub-Adviser who manage the Fund's assets in a way that they believe will help the Fund achieve its goal.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Adviser use under normal conditions. However, the Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund's Statement of Additional Information (SAI). The Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

The Fund will normally invest at least 90% of its assets in the types of securities described in this prospectus.

There is no guarantee that the Fund will achieve its investment goal.

MORE INFORMATION ABOUT RISKS

Risk Information

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Fund:

Currency — The Fund takes active positions in currencies, which involve different techniques and risk analyses than the Fund's purchases of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges

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it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. The Fund's use of derivatives is also subject to leverage risk, lack of availability risk, correlation risk and tax risk. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund's performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets.

Equity Market — Because the Fund will significantly invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

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Exchange-Traded Funds (ETFs) — The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETFs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETFs and may subject the ETFs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Foreign Investment — The Fund may invest in foreign issuers. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Futures Contracts — The Fund may invest in futures contracts in limited circumstances, including, but not limited to, temporarily investing cash during a high volume period of investor subscriptions to obtain synthetic exposure to the equities market. Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a

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hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Investment Style — Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Reallocation — In addition to managing the Fund, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Fund is designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund and other funds. Because a large portion of the assets in the Fund may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund, including by increasing portfolio turnover (and related

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transactions costs), disrupting the portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

Securities Lending — The Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Fund may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. If the Fund lends its securities, it may pay lending fees to a party arranging the loan.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Tracking Error — The S&P 500 Index Fund attempts to track the performance of a benchmark index. The S&P 500 Index Fund is subject to the risk that the performance of the Fund may deviate from the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objectives of accurately correlating to an index. To the extent that the Fund employs a sampling or optimization technique to construct the Fund's portfolio, the Sub-Adviser may purchase only a representative portion of the securities in the S&P 500 Index, which may increase the performance of the Fund, and its Index may not match. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the S&P 500 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to track the performance of the S&P 500 Index, before fees and expenses, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

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GLOBAL ASSET ALLOCATION

The Fund and other funds managed by SIMC are used within Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Fund is designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund and other funds. Because a large portion of the assets in the Fund and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund if it is being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUND'S BENCHMARK INDEX

The following information describes the index referred to in the Performance Information section of this prospectus.

The S&P 500® Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation.

"Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Fund. As of September 30, 2017, SIMC had approximately $170.99 billion in assets under management.

The Fund is managed by SIMC and a Sub-Adviser. SIMC acts as a "manager of managers" of the Fund and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

•  researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

•  allocating, on a continuous basis, assets of the Fund among the Sub-Advisers (to the extent the Fund has more than one Sub-Adviser);

•  monitoring and evaluating the Sub-Adviser's performance;

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•  overseeing the Sub-Adviser to ensure compliance with the Fund's investment objectives, policies and restrictions; and

•  monitoring the Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the applicable Fund's shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Fund. The Board supervises SIMC and the Sub-Adviser and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of sub-advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify sub-advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a sub-adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a sub-adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a sub-adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to sub-advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

Eugene Barbaneagra, CFA serves as portfolio manager for the S&P 500 Index Fund. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit. Mr. Barbaneagra is responsible for portfolio strategy of US and Global Managed Volatility Funds and a number of core Global Equity Funds. Prior to joining SEI in 2002, Mr. Barbaneagra worked with the Vanguard Group. Mr. Barbaneagra earned his Bachelor of Science degrees in Business Administration/Finance and Management of Information Systems from Drexel University. Mr. Barbaneagra also earned his Master of Science in Risk Management and Financial Engineering from Imperial College London. Mr. Barbaneagra is CFA charterholder and a member of UK Society of Investment Professionals.

Stephen C. Dolce, CFA serves as a Portfolio Manager for the S&P 500 Index Fund. In this role, Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI Funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager, Analyst and Investment Committee Member at Philadelphia International Advisors LP (PIA). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (DCM). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (GMO) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a

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Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

David L. Hintz, CFA serves as a Portfolio Manager for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap and Mid-Cap Funds. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

SUB-ADVISER

The Sub-Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Sub-Adviser must also operate within the Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2017, SIMC received investment advisory fees as a percentage of the Fund's average daily net assets, at the following rate:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
S&P 500 Index Fund	0.03%	0.03%

A discussion regarding the basis of the Board's approval of the Fund's investment advisory and sub-advisory agreements is available in the Fund's Semi-Annual Report, which covers the period of October 1, 2016 through March 31, 2017, and the Fund's Annual Report, which covers the period of October 1, 2016 through September 30, 2017.

The Trust has claimed, on behalf of the Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA). The Trust and the Fund are therefore not subject to registration or regulation as a commodity pool operator under the CEA. SIMC has registered with the National Futures Association as a "commodity pool operator" under the CEA with respect to certain products not included in this prospectus.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class E Shares of the Fund for the most recent fiscal year were less than the amount shown in the Annual Fund Operating Expenses table in the Fund Summary section because the Fund's adviser, the Fund's administrator and/or the Fund's distributor voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The voluntary waivers of fees by the Fund's adviser, Fund's

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administrator and/or the Fund's distributor are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (AFFE). In addition, the Fund may participate in a commission recapture program where the Fund's trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades are then used to pay the Fund's expenses. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses of the Class E Shares of the Fund for the most recent fiscal year (ended September 30, 2017) were as follows:

Fund Name — Class E Shares	Total Annual Fund Operating Expenses (before fee waivers)*	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)**	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
S&P 500 Index Fund	0.29%	0.25%	0.25%	0.25%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

Sub-Adviser and Portfolio Managers

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the S&P 500 Index Fund allocated to SSGA FM are Michael Feehily, CFA, Mark Krivitsky and Karl Schneider, CAIA. Mr. Feehily is a Senior Managing Director of SSGA FM and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team, Chairperson for the firm's Trade Management Oversight Committee and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA FM in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Krivitsky is a Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions (GEBS) Group and Tax-Efficient Market Capture Group. Mr. Krivitsky is responsible for managing both U.S. and international index funds and taxable institutional accounts. Mr. Krivitsky's previous experience at SSGA FM includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the Mutual Funds Division in 1992. Mr. Krivitsky has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University. Mr. Schneider is a Managing Director of SSGA FM and Deputy Head of GEBS in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio

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Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a Portfolio Manager in SSGA FM's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA FM in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING AND SELLING FUND SHARES

The following sections tell you how to purchase and sell (sometimes called "redeem") Class E Shares of the Fund. The Fund offers Class E Shares only to financial institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase or sell Class E Shares by placing orders with the Transfer Agent or the Fund's authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in the Fund in any twelve-month period). For more information regarding the Fund's policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of the Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

The Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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When you purchase or sell Fund shares through certain financial institutions, you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Fund will value the security using the Fund's Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund's Fair Value Procedures until an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or

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less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund's administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Fund's administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund's Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Fund's Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

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Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The Fund uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Fund uses several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

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Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Fund to incur taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  If the shareholder conducts four or more "round trips" in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  If the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason, without notice.

Judgments with respect to the implementation of the Fund's policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policies, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

The Fund and/or its service providers have entered into agreements with financial intermediaries that require them to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Fund may also delegate trade monitoring to the

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financial intermediaries. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Fund.

The Fund may be sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Board may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be

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taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

Receiving Your Money

Normally, the Fund will make payment on your redemption of shares on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Fund generally pays sale (redemption) proceeds in cash during normal conditions. To the extent that the Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Fund also operates an interfund lending program that enables the Fund to borrow from another fund on a temporary basis, which, on a less regular basis, may be used to help the Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

The Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

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Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Fund. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may compensate these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Fund to its customers rather than other funds or investment products.

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These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund's SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information, including policies and procedures, for the Fund can be obtained in the SAI and on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income quarterly as dividends to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below the Fund has summarized some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan.

The recently enacted Tax Cuts and Jobs Act (the Tax Act) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable

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whether or not you reinvest them. Income distributions, including net short-term capital gains are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund.

Dividends that are reported by the Fund as qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions that the Fund receives from an ETF taxable as a RIC will be treated as qualified dividend income only to the extent so designated by the ETF. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 20%. Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale

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of Fund shares. Shareholders of the Fund should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Non-U.S. investors in the Fund may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Fund.

The Fund's SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Fund's investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Fund. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class E Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, the Fund's independent registered public accounting firm. Its report, along with the Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment (Loss) Income to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund
CLASS E
2017	$53.68	$1.00	$8.51	$9.51	$(0.96)	$(1.59)	$(2.55)	$60.64	18.32%	$323,386	0.25%		0.25%		0.29%		1.76%	21%
2016	47.54	0.95	6.18	7.13	(0.92)	(0.07)	(0.99)	53.68	15.14	277,242	0.27	(2)	0.27	(2)	0.32	(2)	1.88	10
2015	53.30	0.87	(0.99)	(0.12)	(0.95)	(4.69)	(5.64)	47.54	(0.77)	242,962	0.25		0.25		0.29		1.67	12
2014	46.45	0.89	7.94	8.83	(0.91)	(1.07)	(1.98)	53.30	19.42	2,070,624	0.25		0.25		0.29		1.76	10
2013	39.79	0.85	6.65	7.50	(0.84)	—	(0.84)	46.45	19.11	2,365,696	0.25		0.25		0.29		1.99	6

† Returns and turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) The expense ratio includes proxy expenses outside the cap.

Amounts designated as "—" are either $0 or have been rounded to $0.

26

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2018 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Fund at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Fund's website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

January 31, 2018

PROSPECTUS

SEI Institutional Managed Trust

Class E Shares

›  S&P 500 Index Fund (TRQIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class E Shares of the S&P 500 Index Fund are not available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

SEI-F-127 (1/18)

seic.com

January 31, 2018

PROSPECTUS

SEI Institutional Managed Trust

Class F Shares

›  Multi-Asset Accumulation Fund (SAAAX)

›  Multi-Asset Income Fund (SIOAX)

›  Multi-Asset Inflation Managed Fund (SIFAX)

›  Multi-Asset Capital Stability Fund (SCLAX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or this pool, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
MULTI-ASSET ACCUMULATION FUND	1
MULTI-ASSET INCOME FUND	13
MULTI-ASSET INFLATION MANAGED FUND	24
MULTI-ASSET CAPITAL STABILITY FUND	36
Purchase and Sale of Fund Shares	46
Tax Information	46
Payments to Broker-Dealers and Other Financial Intermediaries	46
MORE INFORMATION ABOUT INVESTMENTS	46
MORE INFORMATION ABOUT RISKS	47
Risk Information Common to the Funds	47
More Information About Principal Risks	48
GLOBAL ASSET ALLOCATION	67
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	67
INVESTMENT ADVISER	68
SUB-ADVISERS	70
Information About Fee Waivers	70
Management of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds' Subsidiaries	71
Sub-Advisers and Portfolio Managers	72
PURCHASING, EXCHANGING AND SELLING FUND SHARES	76
HOW TO PURCHASE FUND SHARES	76
Pricing of Fund Shares	77
Frequent Purchases and Redemptions of Fund Shares	79
Foreign Investors	81
Customer Identification and Verification and Anti-Money Laundering Program	81
HOW TO EXCHANGE YOUR FUND SHARES	81
HOW TO SELL YOUR FUND SHARES	82
Receiving Your Money	82
Methods Used to Meet Redemption Obligations	82
Low Balance Redemptions	82
Suspension of Your Right to Sell Your Shares	83
Large Redemptions	83
Telephone Transactions	83
Unclaimed Property	83
DISTRIBUTION OF FUND SHARES	83
SERVICE OF FUND SHARES	84
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	84
DIVIDENDS, DISTRIBUTIONS AND TAXES	84
Dividends and Distributions	84
Taxes	84
ADDITIONAL INFORMATION	87
FINANCIAL HIGHLIGHTS	88
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

MULTI-ASSET ACCUMULATION FUND

Fund Summary

Investment Goal

Total return, including capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund	0.75%
Management Fees of the Subsidiary	None
Total Management Fees		0.75%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.56%
Other Expenses of the Subsidiary	None
Total Other Expenses		0.56%
Total Annual Fund Operating Expenses		1.31%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Accumulation Fund — Class F Shares	$133	$415	$718	$1,579

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

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SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return over time by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations of risk and return. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance risk across all capital market exposures, which may result in asset classes with lower perceived risk having a greater notional allocation within the Fund's portfolio than asset classes with higher perceived risk. Notional allocation refers to the Fund's use of one or more derivative contracts to attempt to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, currency or commodity (or a basket or index)). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts. In addition, the Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of volatility with the goal of managing the Fund's volatility. This may result in the Fund increasing capital market exposures during periods of perceived falling risk and decreasing capital market exposures during periods of perceived rising risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued.

The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include obligations of U.S. and foreign banks, such as certificates of deposit and time deposits, U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations. The Fund may invest in

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SEI / PROSPECTUS

fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) to obtain the Fund's desired exposure to an asset class. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts and commodity investments (including through derivatives). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps may be used to obtain exposure to different U.S. and foreign equity markets. Futures and swaps on futures may be used to gain exposure to U.S. and foreign sovereign bond markets, equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency

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fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections

4

SEI / PROSPECTUS

received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

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Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income

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markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to

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all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or

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political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as certain commodity-linked derivative instruments, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the

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Internal Revenue Code of 1986, as amended, as described in more detail in the SAI. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Fund intends to hold certain commodity-related investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has secured an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as "qualifying income". If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 6.49% (06/30/14) Worst Quarter: -8.42% (06/30/13)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/40 Blended Benchmark, which consists of the MSCI World Index (Net) (Hedged) (USD) (60%) and the Bloomberg Barclays Global Aggregate Index, Hedged (USD) (40%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Accumulation Fund — Class F	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	13.07%	4.91%	5.52%
Return After Taxes on Distributions	11.35%	2.97%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares	8.00%	3.10%	3.61%
MSCI World Index (Net) (Hedged) (USD) Index (reflects no deduction for fees, expenses or taxes)	19.13%	13.42%	12.87%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	12.45%	9.28%	9.10%†

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Michael A. Mendelson, M.B.A., S.M. Brian K. Hurst Yao Hua Ooi John J. Huss	Since 2012 Since 2012 Since 2012 Since 2017	Principal Principal Principal Managing Director
PanAgora Asset Management Inc.	Edward Qian, Ph.D., CFA Bryan Belton, CFA Jonathon Beaulieu, CFA	Since 2012 Since 2012 Since 2012	Chief Investment Officer and Head of Research, Multi Asset Strategies Director, Multi Asset Strategies Portfolio Manager, Multi Asset Strategies

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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MULTI-ASSET INCOME FUND

Fund Summary

Investment Goal

The Fund seeks total return with an emphasis on current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.21%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Income Fund — Class F Shares	$123	$384	$665	$1,466

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return with an emphasis on income by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations for income and, to a lesser extent, capital appreciation. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset

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classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including asset-backed securities, mortgage-backed securities, collateralized debt and collateralized loan obligations (CDOs and CLOs, respectively), corporate and municipal bonds and debentures, structured notes, construction loans, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may invest up to 25% of its assets in master limited partnership units (MLPs) and may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act). Such investment may include open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) (including leveraged and inverse ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option

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contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The portfolio may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to

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compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to

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intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risks — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had

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invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in "Taxes" below.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately

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predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

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Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 4.04% (09/30/16) Worst Quarter: -0.99% (12/31/15)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 45/40/15 Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the Standard & Poor's 500 Composite Stock Price Index (15%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Multi-Asset Income Fund — Class F	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	6.77%	5.68%	6.70%
Return After Taxes on Distributions	4.85%	3.43%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.87%	3.33%	4.18%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.34%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	7.72%	5.63%	5.91%†

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Goldman Sachs Asset Management, L.P.	Michael Swell Ronald Arons, CFA Paul Seary, CFA	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager, Managing Director Senior Portfolio Manager, Managing Director Portfolio Manager, Vice President
Guggenheim Partners Investment Management, LLC	Scott Minerd Anne Walsh, CFA James W. Michal Steven H. Brown	Since 2012 Since 2012 Since 2014 Since 2014	Global Chief Investment Officer Assistant Chief Investment Officer — Fixed Income and Senior Managing Director Senior Managing Director and Portfolio Manager Managing Director and Portfolio Manager
SSGA Funds Management, Inc.	Karl Schneider, CAIA Michael Feehily, CFA Emiliano Rabinovich, CFA	Since 2014 Since 2016 Since 2016	Managing Director and Deputy Head of the Global
Equity Beta Solutions Group in the Americas
Senior Managing Director and the Head of the
Global Equity Beta Solutions Group in the Americas
Vice President and Senior Portfolio Manager in the
Global Equity Beta Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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MULTI-ASSET INFLATION MANAGED FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund			0.55%
Management Fees of the Subsidiary			None
Total Management Fees			0.55%
Distribution (12b-1) Fees			None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund
Interest Expense on Reverse Repurchase Agreements	0.18%
Dividends on Shorts	0.25%
Remainder of Other Expenses	0.58%
Total Other Expenses of the Fund		1.01%
Other Expenses of the Subsidiary		None
Total Other Expenses			1.01%
Total Annual Fund Operating Expenses			1.56%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Inflation Managed Fund — Class F Shares	$159	$493	$850	$1,856

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions) by selecting investments from among a broad range of asset classes, including fixed income and equity securities and commodity investments. The asset classes used and the Fund's allocations among asset classes will be determined based on SEI Investments Management Corporation's (SIMC's) or the sub-advisers' (each, a Sub-Adviser and collectively, the Sub-Advisers) views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and U.S. and non-U.S. real estate companies.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes, obligations of foreign governments, U.S. and foreign corporate debt securities, including commercial paper, and fully collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better) and securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations (CDOs). The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities, and municipal bonds and debentures. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions. The Fund may also enter into repurchase or reverse

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repurchase agreements with respect to its investment in the fixed income securities listed above and may use the cash received to enter into a short position on U.S. Treasury bonds.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts and commodity investments (including through derivative instruments). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Interest rate futures contracts are primarily used to hedge interest rate risk in the Fund's U.S. bond holdings. Commodity futures contracts are primarily used to obtain exposure to a diversified set of commodity markets. Interest rate swaps may further be used to manage the Fund's interest rate risk. Swaps on indexes may be used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Options may be used to gain exposure to or hedge exposures in the equity and commodity markets. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Sub-Advisers may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

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Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Collateralized Debt Obligations (CDOs) Risk — CDOs are securities backed by an underlying portfolio of debt obligations. CDOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the tranche invested in and the type of the underlying debts in the tranche of the CDO in which the Fund invests. CDOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial

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condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond

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the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risks — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from

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shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary,

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respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration

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in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investing in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as certain commodity-linked derivative instruments, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, as described in more detail in the SAI. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Fund intends to hold certain commodity-related investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has secured an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as "qualifying income". If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 4.31% (06/30/16) Worst Quarter: -6.08% (06/30/13)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 70/20/10 Blended Benchmark, which consists of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Index Total Return Index (20%) and the Standard & Poor's 500 Composite Stock Price Index (10%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Multi-Asset Inflation Managed Fund — Class F	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	-1.96%	-2.70%	-2.19%
Return After Taxes on Distributions	-2.55%	-2.92%	-2.42%
Return After Taxes on Distributions and Sale of Fund Shares	-1.11%	-2.11%	-1.72%
Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index Return (reflects no deduction for fees, expenses or taxes)	0.80%	0.12%	0.25%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	2.95%	-0.29%	-0.21%†

† Index returns are shown from April 30, 2012.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein, L.P.	Greg Wilensky, CFA	Since 2012	Portfolio Manager — Fixed Income
QS Investors, LLC	Robert Wang Russell Shtern	Since 2014 Since 2014	Chief Operating Officer and Head of Portfolio Management Implementation Head of Equity Portfolio Management Implementation

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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MULTI-ASSET CAPITAL STABILITY FUND

Fund Summary

Investment Goal

Manage risk of a loss while providing current income and an opportunity for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Capital Stability Fund — Class F Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will attempt to manage the risk of loss while still seeking to generate some growth by selecting investments from among a broad range of asset classes. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period. The Fund's investments are expected to include U.S. debt obligations and investment grade bonds, and, to a lesser extent, riskier asset classes as detailed below, such as equities and non-investment grade securities (also known as

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junk bonds). The asset classes used and the Fund's allocations among asset classes will be determined based on SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance anticipated drawdown risk (peak-to-trough decline in asset value) across all capital market exposures in the Fund. This approach may result in asset classes with lower perceived drawdown risk, e.g. high-quality government bonds, having a greater notional allocation within the Fund's portfolio than they would otherwise receive in a non-risk parity approach. Notional allocation generally refers to the Fund's use of one or more derivative contracts to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, basket of securities or index). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts.

The Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of drawdown risk with the goal of managing the Fund's total drawdown risk. This may result in the Fund increasing capital market exposures during periods of perceived falling drawdown risk and decreasing capital market exposures during periods of perceived rising drawdown risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, and warrants, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks, as well as entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities and obligations of U.S. and foreign commercial banks, such as certificates of deposit and time deposits. The Fund may invest in fixed, variable and floating rate fixed income

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instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Futures contracts may be used to gain exposure to U.S. and foreign sovereign bond markets. Index futures and securities index swaps may be used to gain exposure to U.S. and foreign equity markets. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. Options may be used to gain exposure to or hedge risks in U.S. and foreign equity and fixed income markets. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures contracts, foreign currency forward contracts and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

While the Fund seeks to manage the risk of loss, this means only that the Fund seeks to limit the level of losses that may be incurred over a particular period of time. As such, the Fund may lose money, and the amount of losses could exceed SIMC's or the Sub-Advisers' expectations. The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

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The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

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Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

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Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks

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involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

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Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.20% (06/30/14) Worst Quarter: -2.08% (06/30/13)

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 95/5 Blended Benchmark, which consists of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (95%) and the Standard & Poor's 500 Composite Stock Price Index (5%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Multi-Asset Capital Stability Fund — Class F	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	3.87%	1.40%	1.48%
Return After Taxes on Distributions	2.39%	0.82%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares	2.35%	0.86%	0.94%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	0.84%	0.84%	0.86%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	1.81%	1.56%	1.53%†

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein, L.P.	Leon Zhu, CFA Daniel Loewy, CFA	Since 2012 Since 2016	Lead Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has an investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of a Fund's assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. During such time, a Fund may not achieve its investment goals. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

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The Funds' investment goals are not fundamental and, therefore, may be changed by the Board of Trustees of the Trust (Board) without shareholder approval.

Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in its own wholly owned subsidiary organized under the laws of the Cayman Islands (each, a Subsidiary) for the purpose of providing the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund. For more information about applicable federal tax requirements, please see the "Taxes" section below. Each Subsidiary may invest in commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, equity securities, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (1940 Act), and other investments intended to serve as margin or collateral for a Subsidiary's derivative positions. To the extent that either of the Multi-Asset Accumulation or Multi-Asset Inflation Managed Funds invests in a Subsidiary, it will be subject to the risks associated with such Subsidiary's investments, which are discussed elsewhere in this prospectus.

To the extent a Subsidiary invests in commodity-linked derivative instruments, such Subsidiary will comply with the same asset coverage requirements that are applicable to either the Multi-Asset Accumulation Fund's or the Multi-Asset Inflation Managed Fund's transactions in such derivatives under the 1940 Act, as applicable. With respect to its investments, a Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the applicable Fund; however, a Subsidiary (unlike the applicable Fund) may invest a significant amount in commodity-linked swap agreements and other commodity-linked derivative instruments.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for

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investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

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Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Commodity Investments and Derivatives — Exposure to commodities markets may subject the Funds to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund's holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund's control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability

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of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by, and rise or fall in response to, changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, as discussed above. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments that are more or less than the stated coupon interest payments. In connection with a Fund's direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which a Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's

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exposure to counterparty credit risk. There can be no assurance that a Fund will be able to limit exposure to any one counterparty at all times.

A Fund's investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility. If payment of interest on a commodity-linked note or the amount of principal to be repaid on maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest or principal due on its investment if there is a loss of value of the underlying investment. At any time, the risk of loss associated with a particular note in a Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that a Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. If the issuer becomes bankrupt or otherwise fails to pay, a Fund could lose money. The value of the commodity-linked notes a Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodity-Linked Securities — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related securities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related securities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated

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below investment grade (junk bonds) or may not be rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount

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recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of a Fund's total portfolio of investments (including its currency positions) may fluctuate more in response to broad macroeconomic risks than if the Fund did not invest in currencies.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above. Leverage risk is described below. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those

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entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF

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generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — The Funds' investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and

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reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — The Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market and frontier market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to "frontier market countries," which are a subset of emerging market countries with even smaller national economies.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other

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measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of

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a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Inflation Protected Securities — The Funds may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund's assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

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Investment in the Subsidiary — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary's investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. Each Fund, however, wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund. While a Subsidiary has its own board of directors that is responsible for overseeing the operations of such Subsidiary, the respective Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund's role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Master Limited Partnerships (MLPs) — Investments in units of master limited partnerships (MLPs) involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict

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arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended (the Code), provides that a Fund is permitted to invest up to 25% of its assets in one or more Qualified Publicly Traded Partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company (RIC) annual qualifying income requirements described in "Taxes" below.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Funds, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

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The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by a Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

Non-Diversification — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase

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in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium invested in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium invested in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the applicable Fund. A call option is "covered" if a Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

Portfolio Turnover — Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — The Funds' investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

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Private Placements — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Real Estate Industry — A Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear

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the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreement — Although repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund whereby a defaulting counterparty could delay or prevent a Fund's recovery of collateral.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

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Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

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The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators, the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Tax — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities, equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for each Fund to qualify as a RIC under the Code, the Fund must derive at least 90% of its gross income each taxable year from "qualifying income", which is described in more detail in the SAI. In September 2016, the Internal Revenue Service (IRS) issued proposed regulations that would generally require each Subsidiary to distribute their income each year in order for a Fund to treat that income as "qualifying income". The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income", which is consistent with the recently proposed IRS regulations. Accordingly, to the extent each Subsidiary makes distribution out of its earnings and profits, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds expect such distributions to be treated as qualifying income. The Advisor will carefully monitor the Funds' investments in their respective Subsidiary to ensure that no more than 25% of such Fund's assets are invested in its Subsidiary to ensure compliance with each Fund's asset diversification test as described in more detail in the SAI.

In addition, certain of the Fund's investments such as commodity related investments, when made directly, may not produce qualifying income to the Funds. To the extent each Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Accordingly, the extent to which the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invest in commodities or commodity-linked derivatives directly or through their respective Subsidiary may be limited by the qualifying income and asset diversification tests, which the Funds must continue to satisfy to maintain their status as a RIC. As such, the Funds might cease to qualify as RICs or could be required to reduce their exposure to such investments, which may result in difficulty in implementing each Fund's investment strategy. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the

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requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities — Certain Funds invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus, including those indexes that compose the Funds' Blended Benchmark Indexes.

The Bloomberg Barclays Global Aggregate Index, Hedge (USD) is an unmanaged broad-based, market capitalization weighted index that is designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities, hedged against the U.S. dollar.

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The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The Bloomberg Commodity Index Total Return Index (BCOMTR) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The BCOMTR is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. The BCOMTR is calculated on an excess return basis.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The Morgan Stanley Capital International (MSCI) World Index (Net) (Hedged) (USD) captures large and mid cap representation across 23 Developed Markets (DM) countries, net of expenses and hedged against the U.S. dollar. With 1,610 constituents, the MSCI World Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

INVESTMENT ADVISER

SIMC, a SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2017, SIMC had approximately $170.99 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board, is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

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— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market- generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio manager is primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

Steven Treftz, CFA serves as portfolio manager for the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. Mr. Treftz joined SIMC in 2012, and is responsible for the oversight, monitoring and manager selection for the Investment Management Unit's Multi Asset and Short Duration strategies. Prior to his employment at SEI, Mr. Treftz was employed by Citi Private Bank, where he was responsible for maintaining the firm's research opinions on third party international, global and emerging market equity managers. Prior to his employment at Citi Private Bank, Mr. Treftz was employed by Lockwood Advisors, Inc. where he was responsible for the management of one of the firm's mutual fund/ETF wrap portfolio programs. Mr. Treftz earned a Bachelor's degree in Finance and Risk Management from Temple University. Mr. Treftz is also a CFA charterholder and member of the CFA Society of Philadelphia.
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SIMC serves as investment adviser to the Multi-Asset Income Fund. Mr. Treftz develops and oversees the covered call writing strategy that the Sub-Adviser implements.

Mr. Treftz may also, to a limited extent, directly manage a portion of the assets in the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds in a manner that SIMC believes will help each Fund achieve its investment goals.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2017, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Multi-Asset Accumulation Fund	0.75%	0.61%
Multi-Asset Income Fund	0.60%	0.37%
Multi-Asset Inflation Managed Fund	0.55%	0.33%
Multi-Asset Capital Stability Fund	0.40%	0.31%

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of October 1, 2016 through March 31, 2017, and the Funds' Annual Report, which covers the period of October 1, 2016 through September 30, 2017.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds and with respect to certain other products not included in this prospectus. The Trust has claimed, on behalf of the Multi-Asset Income Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. The Multi-Asset Income Fund is therefore not subject to registration or regulation as a commodity pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class F Shares of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and

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dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of fees by the Funds' adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses of the Class F Shares of the Funds for the most recent fiscal year (ended September 30, 2017) were as follows:

Fund Name — Class F Shares	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses and Reverse Repurchase Expenses and after commission recapture and extraordinary expenses, if applicable)*
Multi-Asset Accumulation Fund	1.31%	1.17%	1.17%	1.17%
Multi-Asset Income Fund	1.21%	0.80%	0.80%	0.80%
Multi-Asset Inflation Managed Fund	1.56%	1.33%	1.33%	0.90%
Multi-Asset Capital Stability Fund	0.98%	0.62%	0.62%	0.62%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

Management of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds' Subsidiaries

Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in a Subsidiary. Each Subsidiary has entered into a separate advisory agreement with SIMC for the management of the Subsidiary's portfolio. The Subsidiaries do not pay a separate management fee to SIMC for these services. The services SIMC provides to each Subsidiary and the terms of the advisory agreement between SIMC and each Subsidiary are similar to those of the Fund and SIMC.

Similar to the Funds, each Subsidiary may use a multi-manager approach under the general supervision of SIMC whereby the Subsidiary allocates its assets among multiple sub-advisers with differing philosophies and investment strategies. Each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Subsidiaries' sub-advisers to ensure compliance with each Subsidiary's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style. Each Board of the Subsidiaries supervises SIMC and the sub-advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the sub-advisers recommended by SIMC.

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SIMC pays each Subsidiary's sub-advisers out of the investment advisory fees it receives from the Funds. Each Subsidiary (or its respective Fund on behalf of the Subsidiary) has entered into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the Multi-Asset Accumulation and Multi-Asset Inflation Strategy Funds. The Funds bear the fees and expenses incurred in connection with such services.

Sub-Advisers and Portfolio Managers

MULTI-ASSET ACCUMULATION FUND:

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Multi-Asset Accumulation Fund and its respective Subsidiary. Michael A. Mendelson, M.B.A., S.M., Brian K. Hurst, Yao Hua Ooi and John J. Huss manage the portion of the Subsidiary's assets and the Multi-Asset Accumulation Fund's assets allocated to AQR. Michael A. Mendelson, Principal, joined AQR in 2005 and is Portfolio Manager of its risk parity strategies. Brian K. Hurst, Principal, joined AQR at its inception in 1998 and is a Portfolio Manager of its risk parity, managed futures and commodities strategies as well as Co-head of Trading. Yao Hua Ooi, Principal, joined AQR in 2004 and focuses on research and portfolio management of macro-related strategies. John J. Huss is a Managing Director of AQR, rejoined AQR in 2013 and is a Portfolio Manager for AQR's world allocation strategy where he focuses on macroeconomic and portfolio construction research for risk parity and other asset allocation strategies. Prior to rejoining AQR, where he first worked from 2004 to 2008, Mr. Huss was a Vice President in RBC's Global Arbitrage and Trading division and a Systematic Portfolio Manager for Tudor Investment Corp.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Multi-Asset Accumulation Fund and its respective Subsidiary. A team of investment professionals at PanAgora manages the portion of the Multi-Asset Accumulation Fund's assets allocated to PanAgora. Edward Qian, Ph.D., CFA, Chief Investment Officer and Head of Research — Multi Asset Strategies, is ultimately responsible for all portfolios managed using the Risk Parity Multi Asset Strategy. Dr. Qian joined PanAgora in 2005 and joined the financial services industry in 1996. Dr. Qian earned a B.S. from Peking University, an M.S. from The Chinese Science Academy and a Ph.D. from Florida State University. Bryan Belton, CFA, Director — Multi Asset Strategies, joined PanAgora in 2005 and joined the financial services industry in 1997. Mr. Belton is responsible for fixed income and global macro research and implementation. Mr. Belton earned a B.A. from Boston College and an M.S. from Northeastern University. Jonathon Beaulieu joined PanAgora in 2010 and joined the financial services industry in 1995. Mr. Beaulieu is responsible for the daily management of the firm's Risk Parity Portfolios. Mr. Beaulieu also assists with the management of the firm's domestic and global fixed income portfolios. Prior to joining PanAgora, Mr. Beaulieu was responsible for actively managing and hedging fixed income portfolios at the Federal Home Loan Bank of Boston.

MULTI-ASSET INCOME FUND:

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), located at 200 West Street, New York, New York 10282, serves as a Sub-Adviser to the Multi-Asset Income Fund. A team of investment professionals manages the portion of the Multi-Asset Income Fund allocated to GSAM. Michael Swell, Managing Director, Co-Head of Global Portfolio Management, is a Senior Portfolio

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Manager and Co-Head of Global Portfolio Management within the Global Fixed Income team in Goldman Sachs Asset Management (GSAM). In this role, Mr. Swell is responsible for co-leading the global team of portfolio managers that oversee multi-sector portfolios. Previously, Mr. Swell was a Senior Portfolio Manager and Co-Head of the US Fixed Income group. Mr. Swell joined the firm in GSAM in 2007 as a Managing Director and Head of Structured Products. Mr. Swell was named Partner in 2012. Prior to joining the firm, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey's (FBR) Fixed Income Sales & Trading Division. Prior to FBR, Mr. Swell was the Vice President and Head of the Securities Sales and Trading Group at Freddie Mac. Mr. Swell earned a B.A. in Politics and Economics from Brandeis University, a General Course Degree from the London School of Economics and an M.A. in International Economics and Finance from the Lemberg School at Brandeis University. Ronald Arons, CFA, Managing Director, US and Global Fixed Income, is a Senior Portfolio Manager within the Global Fixed Income and Liquidity Management Team at Goldman Sachs Asset Management (GSAM) specializing in core, long duration, and other multi-sector strategies. Mr. Arons joined GSAM in December 2010 from J.P. Morgan Investment Management, where he was a Managing Director and Product Manager for $19 billion in broad market, high yield and investment grade credit assets. Prior to that, Mr. Arons was a Portfolio Manager and Trader from 1994 through 2007 for a broad range of fixed income strategies at J.P. Morgan, including core plus, long duration and investment grade credit. Mr. Arons previously managed $3 billion in fixed income assets for MetLife Investment Management from 1987 through 1994. Mr. Arons received a B.B.A. in Accounting from George Washington University in 1982 and an M.B.A. in Finance from the Leonard N. Stern School of Business at New York University in 1987. Mr. Arons is a CFA charterholder. Paul Seary, CFA, Vice President, US and Global Fixed Income, joined Goldman Sachs Asset Management in 2009 and is a Portfolio Manager focused on fixed income strategies. Mr. Seary is responsible for risk budgeting and portfolio construction focusing on multi-sector fixed income mandates. Prior to joining GSAM, Mr. Seary spent three years with HSBC Halbis, where he was a product specialist within their fixed income alternatives team focusing on Fixed Income Global Macro, Emerging Markets Relative Value and Long/Short Credit strategies. Prior to HSBC Halbis, Mr. Seary worked for five years at Franklin Templeton within their fixed income quantitative research and product management teams. Mr. Seary received a B.S. in Financial Economics from Binghamton University. Mr. Seary is a CFA charterholder and is a member of the New York Society of Security Analysts.

Guggenheim Partners Investment Management, LLC: Guggenheim Partners Investment Management, LLC (GPIM), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and 330 Madison Avenue, New York, NY 10017, serves as a Sub-Adviser to the Multi-Asset Income Fund. A team of investment professionals manages the portion of the Multi-Asset Income Fund's assets allocated to GPIM. Scott Minerd, Global Chief Investment Officer, is ultimately responsible for the performance of the Multi-Asset Income Fund as well as risk management. Mr. Minerd joined the firm in 1998. Anne Walsh, CFA, Assistant Chief Investment Officer — Fixed Income and Senior Managing Director, oversees the diversified fixed income portfolio management strategies of the firm and is head of the firm's Portfolio Construction Group. Prior to joining the firm in 2007, Ms. Walsh was Chief Investment Officer at Reinsurance Group of America, Inc. James Michal, Senior Managing Director and Portfolio Manager, joined the firm in 2008. Prior to joining Guggenheim, Mr. Michal was an Associate in Wachovia's structured finance division. Mr. Michal focused on origination, marketing, structuring and execution of collateralized loan obligations for two years. Steven Brown, Managing Director and Portfolio Manager, joined the firm in 2010. Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

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SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser to the Multi-Asset Income Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Multi-Asset Income Fund allocated to SSGA FM are Karl Schneider, CAIA, Michael Feehily, CFA and Emiliano Rabinovich, CFA. Mr. Schneider is a Managing Director of State Street Global Advisors (SSGA) and Deputy Head of the Global Equity Beta Solutions (GEBS) Group in the Americas. Mr. Schneider also serves as a Senior Portfolio Manager for a number of the Group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS Group, Mr. Schneider worked as a Portfolio Manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. Mr. Schneider holds a B.S. in Finance and Investments from Babson College and also an M.S. in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association. Mr. Feehily is a Senior Managing Director of SSGA and the Head of the GEBS Group in the Americas. Mr. Feehily is also a member of the SSGA Senior Leadership Team, is the Chairperson for the firm's Trade Management Oversight Committee, and is a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of SSGA's institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science degree from Babson College in Finance, Investments, and Economics. Mr. Feehily received an M.B.A. in Finance from Bentley College and also earned the CFA designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc.. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Rabinovich is a Vice President of SSGA and a Senior Portfolio Manager in the firm's GEBS Group. Within this Group, Mr. Rabinovich is the strategy leader for Smart Beta and ESG products. Mr. Rabinovich currently manages a varied mix of funds that include both traditional indexing and a variety of alternative beta mandates. Also, Mr. Rabinovich manages several local and global strategies and fund structures, which include separate accounts, commingled funds and mutual funds. Mr. Rabinovich joined SSGA in Montreal in 2006, where he was the Head of the GEBS Group in Canada. Mr. Rabinovich has been working in the investment management field since 2003. Mr. Rabinovich holds a B.A. in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. Mr. Rabinovich has also earned the CFA designation and is a member of CFA Society Boston, Inc.

MULTI-ASSET INFLATION MANAGED FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Inflation Managed Fund. A team of investment professionals, led by Greg Wilensky, CFA, manages the portion of the Multi-Asset Inflation Managed Fund's assets allocated to AllianceBernstein. Mr. Wilensky has been responsible for the firm's US Treasury Inflation-Protected Securities (TIPS) portfolios since 1999 and joined AllianceBernstein in 1996.

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QS Investors, LLC: QS Investors, LLC (QS Investors), located at 880 Third Avenue, 7th Floor, New York, New York 10022, serves as a Sub-Adviser to the Multi-Asset Inflation Managed Fund. A team of investment professionals manages the portion of the Multi-Asset Inflation Managed Fund's assets allocated to QS Investors. Robert Wang, Chief Operating Officer and Head of Portfolio Management Implementation, has been in his current role since 2010. Mr. Wang was formerly Head of Quantitative Strategies Portfolio Management for Deutsche Asset Management's Quantitative Strategies Group and Senior Fixed Income Portfolio Manager from 1995 to 2010. Prior to joining Deutsche Asset Management, Mr. Wang spent 13 years at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. Russell Shtern, CFA, Head of Equity Portfolio Management Implementation, has been in this role since 2010. Mr. Shtern was formerly a Portfolio Manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management's Quantitative Strategies Group, from 2003 to 2010. Prior to this, Mr. Shtern spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks.

INFLATION COMMODITY STRATEGY SUBSIDIARY LTD. — Cohen & Steers Capital Management, Inc.: Cohen & Steers Capital Management, Inc. (Cohen & Steers) located at 280 Park Avenue, 10th Floor, New York, New York 10017, serves as Sub-Adviser to Inflation Commodity Strategy Subsidiary Ltd., a wholly-owned subsidiary of the Multi-Asset Inflation Managed Fund organized under the laws of the Cayman Islands. Nick Koutsoftas, Senior Vice President, is Co-Portfolio Manager of Cohen & Steers' active commodities portfolios. Mr. Koutsoftas has 23 years of investment experience. Mr. Koutsoftas was previously Senior Vice President and Co-Portfolio Manager at GE Asset Management, as Head of the Active Commodities strategy since its 2006 inception. Mr. Koutsoftas joined GE Asset Management in 1999 and began his career at GE in 1995. Ben Ross, Senior Vice President, is Co-Portfolio Manager of Cohen & Steers' active commodities portfolios. Mr. Ross has 24 years of investment experience. Prior to joining Cohen & Steers, Mr. Ross worked at GE Asset Management and was Co-Portfolio Manager with Mr. Koutsoftas of the GE Active Commodities strategy since its inception in 2006. Earlier, Mr. Ross was a Senior Trader at GE Asset Management, leading the international equity trading desk. Before joining GE in 1996, Mr. Ross worked at State Street Bank & Trust. Messrs. Koutsoftas and Ross lead the Cohen & Steers Active Commodities investment team, overseeing the commodities research and investment efforts. Messrs. Koutsoftas and Ross have full discretion for portfolio investment decisions and have over a eleven-year track record working together managing an active fundamental commodity futures strategy. The team joined the firm on April 8, 2013.

MULTI-ASSET CAPITAL STABILITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Capital Stability Fund. A team of investment professionals manages the portion of the Multi-Asset Capital Stability Fund's assets allocated to AllianceBernstein. Leon Zhu, CFA, a Lead Portfolio Manager of Multi-Asset Solutions at AllianceBernstein, has been Co-Portfolio Manager of Global Risk Allocation products since 2012. Mr. Zhu joined the firm in 1995. Prior to joining AllianceBernstein, Mr. Zhu was a Consultant for Princeton Consultants, Inc. Daniel Loewy, CFA, Portfolio Manager, oversees the research and product design of the firm's multi-asset strategies, as well as their implementation. Mr. Loewy joined the firm in 1996, and has twenty-two years of industry experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership, if any, of Fund shares.

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PURCHASING, EXCHANGING AND SELLING FUND SHARES

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") Class F Shares of the Funds. The Funds offer Class F Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class F Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

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You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

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Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

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The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to

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deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  If the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  If a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

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Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class F Shares of any Fund for Class F Shares of any other fund of SEI Institutional Managed Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any

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time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

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Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may compensate these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated

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Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information, including policies and procedures, for the Funds can be obtained in the SAI and on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds to distribute their investment income annually. It is the policy of the Multi-Asset Income Fund to distribute its investment income at least once monthly. The Funds distribute their investment income as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be

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taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan.

The recently enacted Tax Cuts and Jobs Act (the Tax Act) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.

Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 20%. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders of the Funds should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

The Multi-Asset Income Fund may invest up to 25% of its assets in MLPs. The Tax Act treats "qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Multi-Asset Income Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income," including certain MLPs, will enjoy the lower rate, but investors in a RIC that invests in such entities will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Multi-Asset Income Fund to pass through the special character of "qualified publicly traded partnership income" to its shareholders.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

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The Funds' SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class F Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INSTITUTIONAL MANAGED TRUST — FOR THE YEARS OR PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Accumulation Fund
Class F(3)
2017	$10.31	$(0.01)	$0.39		$0.38	$(0.07)	$(0.61)	$(0.68)	$10.01	4.33%	$2,468,847	1.17%		1.17%		1.31%		(0.12)%	28%
2016	9.53	(0.05)	1.10		1.05	—	(0.27)	(0.27)	10.31	11.36	2,076,240	1.19	(2)	1.19	(2)	1.35	(2)	(0.50)	55
2015	10.89	(0.09)	(0.28)		(0.37)	(0.11)	(0.88)	(0.99)	9.53	(3.98)	1,803,619	1.17		1.17		1.33		(0.85)	94
2014	10.30	(0.05)	0.96		0.91	— *	(0.32)	(0.32)	10.89	9.11	1,865,846	1.17		1.17		1.38		(0.47)	55
2013	10.51	(0.05)	0.17		0.12	(0.01)	(0.32)	(0.33)	10.30	1.12	1,414,563	1.17		1.17		1.37		(0.52)	104
Multi-Asset Income Fund
Class F(3)
2017	$10.56	$0.48	$0.24		$0.72	$(0.40)	$—	$(0.40)	$10.88	6.90%	$813,767	0.80%		0.80%		1.21%		4.47%	77%
2016	10.46	0.50	0.23		0.73	(0.53)	(0.10)	(0.63)	10.56	7.38	643,477	0.82	(2)(4)	0.82	(2)(4)	1.23	(2)(4)	4.85	72
2015	10.60	0.54	(0.19)		0.35	(0.44)	(0.05)	(0.49)	10.46	3.33	615,259	0.85	(5)	0.85	(5)	1.25	(5)	5.06	109
2014	10.60	0.51	0.13	††	0.64	(0.47)	(0.17)	(0.64)	10.60	6.19	539,504	0.83	(6)	0.83	(6)	1.27	(6)	4.76	124
2013	10.35	0.67	0.17	††	0.84	(0.52)	(0.07)	(0.59)	10.60	8.24	230,356	0.98	(7)	0.98	(7)	1.40	(7)	6.22	89

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Inflation Managed Fund
Class F(3)
2017	$8.80	$0.09	$(0.27)	$(0.18)	$(0.10)	$—	$(0.10)	$8.52	(2.07)%	$821,191	1.33	%(8)	1.33	%(8)	1.56	%(8)	1.01%	68%
2016	8.75	0.05	0.04	0.09	(0.04)	—	(0.04)	8.80	1.06	990,931	1.23	(2)(8)	1.23	(2)(8)	1.46	(2)(8)	0.59	73
2015	9.39	—	(0.64)	(0.64)	—	—	—	8.75	(6.82)	924,048	1.11	(9)	1.11	(9)	1.34	(9)	(0.05)	115
2014	9.42	0.06	(0.09)	(0.03)	—	—	—	9.39	(0.32)	923,541	1.02	(10)	1.02	(10)	1.30	(10)	0.65	119
2013	10.10	0.06	(0.69)	(0.63)	(0.04)	(0.01)	(0.05)	9.42	(6.27)	766,368	0.93	(11)	0.93	(11)	1.20	(11)	0.59	61
Multi-Asset Capital Stability Fund
Class F(3)
2017	$10.14	$—	$0.18	$0.18	$(0.02)	$(0.05)	$(0.07)	$10.25	1.78%	$694,247	0.62%		0.62%		0.98%		0.02%	159%
2016	10.11	(0.01)	0.16	0.15	—	(0.12)	(0.12)	10.14	1.47	658,185	0.64	(2)	0.64	(2)	1.00	(2)	(0.07)	234
2015	10.25	(0.04)	0.09	0.05	—	(0.19)	(0.19)	10.11	0.57	565,709	0.62		0.62		0.98		(0.39)	227
2014	9.94	(0.01)	0.34	0.33	—	(0.02)	(0.02)	10.25	3.37	541,602	0.62		0.62		1.02		(0.12)	246
2013	10.14	(0.02)	(0.10)	(0.12)	(0.01)	(0.07)	(0.08)	9.94	(1.23)	486,926	0.62		0.62		1.02		(0.22)	410

† Returns and turnover rates are for the period indicated and have not been annualized. Returns to not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

†† The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

* Amount represents less than $0.01.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) The expense ratio includes proxy expenses outside of the cap.

(3) Effective January 31, 2017, Class A Shares were renamed as Class F Shares of the same Fund.

(4) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.21%

(5) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.20%

(6) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.24%.

(7) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.22%.

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(8) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.

(9) The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.95%, 0.95%, and 1.18%.

(10) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.18%.

(11) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.17%.

Amounts designated as "—" are $0 or have been rounded to $0.

90

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2018 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-114 (1/18)

seic.com

January 31, 2018

PROSPECTUS

SEI Institutional Managed Trust

Class Y Shares

›  Multi-Asset Accumulation Fund (SMOYX)

›  Multi-Asset Income Fund (SLIYX)

›  Multi-Asset Inflation Managed Fund (SLFYX)

›  Multi-Asset Capital Stability Fund (SMLYX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or this pool, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
MULTI-ASSET ACCUMULATION FUND	1
MULTI-ASSET INCOME FUND	13
MULTI-ASSET INFLATION MANAGED FUND	24
MULTI-ASSET CAPITAL STABILITY FUND	36
Purchase and Sale of Fund Shares	46
Tax Information	46
Payments to Broker-Dealers and Other Financial Intermediaries	46
MORE INFORMATION ABOUT INVESTMENTS	46
MORE INFORMATION ABOUT RISKS	47
Risk Information Common to the Funds	47
More Information About Principal Risks	48
GLOBAL ASSET ALLOCATION	67
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	67
INVESTMENT ADVISER	68
SUB-ADVISERS	70
Information About Fee Waivers	70
Management of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds' Subsidiaries	71
Sub-Advisers and Portfolio Managers	72
PURCHASING, EXCHANGING AND SELLING FUND SHARES	75
HOW TO PURCHASE FUND SHARES	76
Pricing of Fund Shares	77
Frequent Purchases and Redemptions of Fund Shares	80
Foreign Investors	81
Customer Identification and Verification and Anti-Money Laundering Program	81
HOW TO EXCHANGE YOUR FUND SHARES	82
HOW TO SELL YOUR FUND SHARES	82
Receiving Your Money	83
Methods Used to Meet Redemption Obligations	83
Low Balance Redemptions	83
Suspension of Your Right to Sell Your Shares	83
Large Redemptions	83
Telephone Transactions	83
Unclaimed Property	84
DISTRIBUTION OF FUND SHARES	84
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	84
DIVIDENDS, DISTRIBUTIONS AND TAXES	85
Dividends and Distributions	85
Taxes	85
ADDITIONAL INFORMATION	87
FINANCIAL HIGHLIGHTS	88
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

MULTI-ASSET ACCUMULATION FUND

Fund Summary

Investment Goal

Total return, including capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund	0.75%
Management Fees of the Subsidiary	None
Total Management Fees		0.75%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.31%
Other Expenses of the Subsidiary	None
Total Other Expenses		0.31%
Total Annual Fund Operating Expenses		1.06%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Accumulation Fund — Class Y Shares	$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

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SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return over time by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations of risk and return. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance risk across all capital market exposures, which may result in asset classes with lower perceived risk having a greater notional allocation within the Fund's portfolio than asset classes with higher perceived risk. Notional allocation refers to the Fund's use of one or more derivative contracts to attempt to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, currency or commodity (or a basket or index)). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts. In addition, the Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of volatility with the goal of managing the Fund's volatility. This may result in the Fund increasing capital market exposures during periods of perceived falling risk and decreasing capital market exposures during periods of perceived rising risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued.

The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include obligations of U.S. and foreign banks, such as certificates of deposit and time deposits, U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations. The Fund may invest in

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fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) to obtain the Fund's desired exposure to an asset class. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts and commodity investments (including through derivatives). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps may be used to obtain exposure to different U.S. and foreign equity markets. Futures and swaps on futures may be used to gain exposure to U.S. and foreign sovereign bond markets, equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency

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fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections

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received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

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Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result

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of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

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Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as certain commodity-linked derivative instruments, to a maximum of 10% of its gross income (when combined with its other

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investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, as described in more detail in the SAI. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Fund intends to hold certain commodity-related investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has secured an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as "qualifying income". If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 6.49% (06/30/14) Worst Quarter: -8.42% (06/30/13)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/40 Blended Benchmark, which consists of the MSCI World Index (Net) (Hedged) (USD) (60%) and the Bloomberg Barclays Global Aggregate Index, Hedged (USD) (40%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Accumulation Fund*	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	13.25%	5.05%	5.64%
Return After Taxes on Distributions	11.53%	3.09%	3.72%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	3.19%	3.70%
MSCI World Index (Net) (Hedged) (USD) Index (reflects no deduction for fees, expenses or taxes)	19.13%	13.42%	12.87%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	12.45%	9.28%	9.10%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from April 30, 2012.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Michael A. Mendelson, M.B.A., S.M. Brian K. Hurst Yao Hua Ooi John J. Huss	Since 2012 Since 2012 Since 2012 Since 2017	Principal Principal Principal Managing Director
PanAgora Asset Management Inc.	Edward Qian, Ph.D., CFA Bryan Belton, CFA Jonathon Beaulieu, CFA	Since 2012 Since 2012 Since 2012	Chief Investment Officer and Head of Research, Multi Asset Strategies Director, Multi Asset Strategies Portfolio Manager, Multi Asset Strategies

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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MULTI-ASSET INCOME FUND

Fund Summary

Investment Goal

The Fund seeks total return with an emphasis on current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.96%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Income Fund — Class Y Shares	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return with an emphasis on income by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations for income and, to a lesser extent, capital appreciation. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset

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classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including asset-backed securities, mortgage-backed securities, collateralized debt and collateralized loan obligations (CDOs and CLOs, respectively), corporate and municipal bonds and debentures, structured notes, construction loans, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may invest up to 25% of its assets in master limited partnership units (MLPs) and may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act). Such investment may include open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) (including leveraged and inverse ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option

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contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The portfolio may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to

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compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to

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intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risks — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had

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invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in "Taxes" below.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The

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timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with

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the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 4.07% (09/30/16) Worst Quarter: -0.96% (12/31/15)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 45/40/15 Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the Standard & Poor's 500 Composite Stock Price Index (15%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Multi-Asset Income Fund*	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	6.87%	5.74%	6.75%
Return After Taxes on Distributions	4.91%	3.46%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	3.36%	4.21%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.34%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	7.72%	5.63%	5.91%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Goldman Sachs Asset Management, L.P.	Michael Swell Ronald Arons, CFA Paul Seary, CFA	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager, Managing Director Senior Portfolio Manager, Managing Director Portfolio Manager, Vice President
Guggenheim Partners Investment Management, LLC	Scott Minerd Anne Walsh, CFA James W. Michal Steven H. Brown	Since 2012 Since 2012 Since 2014 Since 2014	Global Chief Investment Officer Assistant Chief Investment Officer — Fixed Income and Senior Managing Director Senior Managing Director and Portfolio Manager Managing Director and Portfolio Manager
SSGA Funds Management, Inc.	Karl Schneider, CAIA Michael Feehily, CFA Emiliano Rabinovich, CFA	Since 2014 Since 2016 Since 2016	Managing Director and Deputy Head of the
Global Equity Beta Solutions Group in
the Americas
Senior Managing Director and the Head
of the Global Equity Beta Solutions Group
in the Americas
Vice President and Senior Portfolio
Manager in the Global Equity Beta
Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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MULTI-ASSET INFLATION MANAGED FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund		0.55%
Management Fees of the Subsidiary		None
Total Management Fees			0.55%
Distribution (12b-1) Fees			None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund
Interest Expense on Reverse Repurchase Agreements	0.18%
Dividends on Shorts	0.25%
Remainder of Other Expenses	0.34%
Total Other Expenses of the Fund		0.77%
Other Expenses of the Subsidiary		None
Total Other Expenses			0.77%
Total Annual Fund Operating Expenses			1.32%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Inflation Managed Fund — Class Y Shares	$134	$418	$723	$1,590

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions) by selecting investments from among a broad range of asset classes, including fixed income and equity securities and commodity investments. The asset classes used and the Fund's allocations among asset classes will be determined based on SEI Investments Management Corporation's (SIMC's) or the sub-advisers' (each, a Sub-Adviser and collectively, the Sub-Advisers) views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and U.S. and non-U.S. real estate companies.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes, obligations of foreign governments, U.S. and foreign corporate debt securities, including commercial paper, and fully collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better) and securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations (CDOs). The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities, and municipal bonds and debentures. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions. The Fund may also enter into repurchase or reverse

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repurchase agreements with respect to its investment in the fixed income securities listed above and may use the cash received to enter into a short position on U.S. Treasury bonds.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts and commodity investments (including through derivative instruments). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Interest rate futures contracts are primarily used to hedge interest rate risk in the Fund's U.S. bond holdings. Commodity futures contracts are primarily used to obtain exposure to a diversified set of commodity markets. Interest rate swaps may further be used to manage the Fund's interest rate risk. Swaps on indexes may be used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Options may be used to gain exposure to or hedge exposures in the equity and commodity markets. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Sub-Advisers may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

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Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Collateralized Debt Obligations (CDOs) Risk — CDOs are securities backed by an underlying portfolio of debt obligations. CDOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the tranche invested in and the type of the underlying debts in the tranche of the CDO in which the Fund invests. CDOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial

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condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond

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the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risks — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these

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events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary,

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respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration

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in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investing in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as certain commodity-linked derivative instruments, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, as described in more detail in the SAI. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Fund intends to hold certain commodity-related investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has secured an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as "qualifying income". If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 4.42% (06/30/16) Worst Quarter: -6.08% (06/30/13)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 70/20/10 Blended Benchmark, which consists of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Index Total Return Index (20%) and the Standard & Poor's 500 Composite Stock Price Index (10%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

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Multi-Asset Inflation Managed Fund*	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	-1.72%	-2.56%	-2.06%
Return After Taxes on Distributions	-2.41%	-2.83%	-2.35%
Return After Taxes on Distributions and Sale of Fund Shares	-0.98%	-2.02%	-1.65%
Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index Return (reflects no deduction for fees, expenses or taxes)	0.80%	0.12%	0.25%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	2.95%	-0.29%	-0.21%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein, L.P.	Greg Wilensky, CFA	Since 2012	Portfolio Manager — Fixed Income
QS Investors, LLC	Robert Wang Russell Shtern	Since 2014 Since 2014	Chief Operating Officer and Head of Portfolio Management Implementation Head of Equity Portfolio Management Implementation

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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MULTI-ASSET CAPITAL STABILITY FUND

Fund Summary

Investment Goal

Manage risk of a loss while providing current income and an opportunity for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.73%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Capital Stability Fund — Class Y Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will attempt to manage the risk of loss while still seeking to generate some growth by selecting investments from among a broad range of asset classes. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period. The Fund's investments are expected to include U.S. debt obligations and investment grade bonds, and, to a lesser extent, riskier asset classes as detailed below, such as equities and non-investment grade securities (also known as

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junk bonds). The asset classes used and the Fund's allocations among asset classes will be determined based on SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance anticipated drawdown risk (peak-to-trough decline in asset value) across all capital market exposures in the Fund. This approach may result in asset classes with lower perceived drawdown risk, e.g. high-quality government bonds, having a greater notional allocation within the Fund's portfolio than they would otherwise receive in a non-risk parity approach. Notional allocation generally refers to the Fund's use of one or more derivative contracts to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, basket of securities or index). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts.

The Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of drawdown risk with the goal of managing the Fund's total drawdown risk. This may result in the Fund increasing capital market exposures during periods of perceived falling drawdown risk and decreasing capital market exposures during periods of perceived rising drawdown risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, and warrants, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks, as well as entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities and obligations of U.S. and foreign commercial banks, such as certificates of deposit and time deposits. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

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The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Futures contracts may be used to gain exposure to U.S. and foreign sovereign bond markets. Index futures and securities index swaps may be used to gain exposure to U.S. and foreign equity markets. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. Options may be used to gain exposure to or hedge risks in U.S. and foreign equity and fixed income markets. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures contracts, foreign currency forward contracts and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

While the Fund seeks to manage the risk of loss, this means only that the Fund seeks to limit the level of losses that may be incurred over a particular period of time. As such, the Fund may lose money, and the amount of losses could exceed SIMC's or the Sub-Advisers' expectations. The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making

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investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested

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directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

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Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.20% (06/30/14) Worst Quarter: -2.08% (06/30/13)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 95/5 Blended Benchmark, which consists of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (95%) and the Standard & Poor's 500 Composite Stock Price Index (5%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Multi-Asset Capital Stability Fund*	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	4.07%	1.48%	1.55%
Return After Taxes on Distributions	2.54%	0.88%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	2.46%	0.91%	0.98%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	0.84%	0.84%	0.86%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	1.81%	1.56%	1.53%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein, L.P.	Leon Zhu, CFA Daniel Loewy, CFA	Since 2012 Since 2016	Lead Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 46 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares, as set forth in "Purchasing, Exchanging and Selling Fund Shares." You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has an investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of a Fund's assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. During such time, a Fund may not achieve its investment goals. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and

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higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

The Funds' investment goals are not fundamental and, therefore, may be changed by the Board of Trustees of the Trust (Board) without shareholder approval.

Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in its own wholly owned subsidiary organized under the laws of the Cayman Islands (each, a Subsidiary) for the purpose of providing the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund. For more information about applicable federal tax requirements, please see the "Taxes" section below. Each Subsidiary may invest in commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, equity securities, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (1940 Act), and other investments intended to serve as margin or collateral for a Subsidiary's derivative positions. To the extent that either of the Multi-Asset Accumulation or Multi-Asset Inflation Managed Funds invests in a Subsidiary, it will be subject to the risks associated with such Subsidiary's investments, which are discussed elsewhere in this prospectus.

To the extent a Subsidiary invests in commodity-linked derivative instruments, such Subsidiary will comply with the same asset coverage requirements that are applicable to either the Multi-Asset Accumulation Fund's or the Multi-Asset Inflation Managed Fund's transactions in such derivatives under the 1940 Act, as applicable. With respect to its investments, a Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the applicable Fund; however, a Subsidiary (unlike the applicable Fund) may invest a significant amount in commodity-linked swap agreements and other commodity-linked derivative instruments.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of

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those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic

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event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Commodity Investments and Derivatives — Exposure to commodities markets may subject the Funds to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund's holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund's control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs

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and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by, and rise or fall in response to, changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, as discussed above. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments that are more or less than the stated coupon interest payments. In connection with a Fund's direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as

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counterparties (and which a Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. There can be no assurance that a Fund will be able to limit exposure to any one counterparty at all times.

A Fund's investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility. If payment of interest on a commodity-linked note or the amount of principal to be repaid on maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest or principal due on its investment if there is a loss of value of the underlying investment. At any time, the risk of loss associated with a particular note in a Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that a Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. If the issuer becomes bankrupt or otherwise fails to pay, a Fund could lose money. The value of the commodity-linked notes a Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodity-Linked Securities — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related securities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related securities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying

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common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or may not be rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the

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referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of a Fund's total portfolio of investments (including its currency positions) may fluctuate more in response to broad macroeconomic risks than if the Fund did not invest in currencies.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above. Leverage risk is described below. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

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Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation,

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including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — The Funds' investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions

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with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — The Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market and frontier market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to "frontier market countries," which are a subset of emerging market countries with even smaller national economies.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the

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private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

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Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Inflation Protected Securities — The Funds may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund's assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or

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different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment in the Subsidiary — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary's investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. Each Fund, however, wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund. While a Subsidiary has its own board of directors that is responsible for overseeing the operations of such Subsidiary, the respective Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund's role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Master Limited Partnerships (MLPs) — Investments in units of master limited partnerships (MLPs) involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks

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associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended (the Code), provides that a Fund is permitted to invest up to 25% of its assets in one or more Qualified Publicly Traded Partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company (RIC) annual qualifying income requirements described in "Taxes" below.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Funds, is influenced by a wide variety of economic, geographic, social and other factors, including general

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economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by a Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

Non-Diversification — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a

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financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium invested in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option without ever getting the opportunity to exercise the option. The buyer of a put option assumes the risk of losing an entire premium invested in the put option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the applicable Fund. A call option is "covered" if a Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

Portfolio Turnover — Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — The Funds' investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their

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principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Real Estate Industry — A Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing the portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

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Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreement — Although repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund whereby a defaulting counterparty could delay or prevent a Fund's recovery of collateral.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further,

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smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or

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short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators, the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Tax — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities, equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for each Fund to qualify as a RIC under the Code, the Fund must derive at least 90% of its gross income each taxable year from "qualifying income", which is described in more detail in the SAI. In September 2016, the Internal Revenue Service (IRS) issued proposed regulations that would generally require each Subsidiary to distribute their income each year in order for a Fund to treat that income as "qualifying income". The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income", which is consistent with the recently proposed IRS regulations. Accordingly, to the extent each Subsidiary makes distribution out of its earnings and profits, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds expect such distributions to be treated as qualifying income. The Advisor will carefully monitor the Funds' investments in their respective Subsidiary to ensure that no more than 25% of such Fund's assets are invested in its Subsidiary to ensure compliance with each Fund's asset diversification test as described in more detail in the SAI.

In addition, certain of the Fund's investments such as commodity related investments, when made directly, may not produce qualifying income to the Funds. To the extent each Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Accordingly, the extent to which the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invest in commodities or commodity-linked derivatives directly or through their respective Subsidiary may be limited by the qualifying income and asset diversification tests, which the Funds must continue to satisfy to maintain their status as a RIC. As such, the Funds might cease to qualify as RICs or could be required to reduce their exposure to such investments, which may result in difficulty in implementing each Fund's investment strategy. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and

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to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

U.S. Government Securities — Certain Funds invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus, including those indexes that compose the Funds' Blended Benchmark Indexes.

The Bloomberg Barclays Global Aggregate Index, Hedge (USD) is an unmanaged broad-based, market capitalization weighted index that is designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities, hedged against the U.S. dollar.

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The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The Bloomberg Commodity Index Total Return Index (BCOMTR) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The BCOMTR is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. The BCOMTR is calculated on an excess return basis.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The Morgan Stanley Capital International (MSCI) World Index (Net) (Hedged) (USD) captures large and mid cap representation across 23 Developed Markets (DM) countries, net of expenses and hedged against the U.S. dollar. With 1,610 constituents, the MSCI World Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

INVESTMENT ADVISER

SIMC, a SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2017, SIMC had approximately $170.99 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board, is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

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— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market- generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio manager is primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

Steven Treftz, CFA serves as portfolio manager for the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. Mr. Treftz joined SIMC in 2012, and is responsible for the oversight, monitoring and manager selection for the Investment Management Unit's Multi Asset and Short Duration strategies. Prior to his employment at SEI, Mr. Treftz was employed by Citi Private Bank, where he was responsible for maintaining the firm's research opinions on third party international, global and emerging market equity managers. Prior to his employment at Citi Private Bank, Mr. Treftz was employed by Lockwood Advisors, Inc. where he was responsible for the management of one of the firm's mutual fund/ETF wrap portfolio programs. Mr. Treftz earned a Bachelor's degree in Finance and Risk Management from Temple University. Mr. Treftz is also a CFA charterholder and member of the CFA Society of Philadelphia.

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SIMC serves as investment adviser to the Multi-Asset Income Fund. Mr. Treftz develops and oversees the covered call writing strategy that the Sub-Adviser implements.

Mr. Treftz may also, to a limited extent, directly manage a portion of the assets in the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds in a manner that SIMC believes will help each Fund achieve its investment goals.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2017, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Multi-Asset Accumulation Fund	0.75%	0.61%
Multi-Asset Income Fund	0.60%	0.37%
Multi-Asset Inflation Managed Fund	0.55%	0.33%
Multi-Asset Capital Stability Fund	0.40%	0.31%

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of October 1, 2016 through March 31, 2017, and the Funds' Annual Report, which covers the period of October 1, 2016 through September 30, 2017.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds and with respect to certain other products not included in this prospectus. The Trust has claimed, on behalf of the Multi-Asset Income Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. The Multi-Asset Income Fund is therefore not subject to registration or regulation as a commodity pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class Y Shares of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of fees by the Funds' adviser, the

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Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses of the Class Y Shares of the Funds for the most recent fiscal year (ended September 30, 2017) were as follows:

Fund Name — Class Y Shares	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses and Reverse Repurchase Expenses and after commission recapture and extraordinary expenses, if applicable)*
Multi-Asset Accumulation Fund	1.06%	0.92%	0.92%	0.92%
Multi-Asset Income Fund	0.96%	0.70%	0.70%	0.70%
Multi-Asset Inflation Managed Fund	1.32%	1.08%	1.08%	0.65%
Multi-Asset Capital Stability Fund	0.73%	0.52%	0.52%	0.52%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

Management of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds' Subsidiaries

Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in a Subsidiary. Each Subsidiary has entered into a separate advisory agreement with SIMC for the management of the Subsidiary's portfolio. The Subsidiaries do not pay a separate management fee to SIMC for these services. The services SIMC provides to each Subsidiary and the terms of the advisory agreement between SIMC and each Subsidiary are similar to those of the Fund and SIMC.

Similar to the Funds, each Subsidiary may use a multi-manager approach under the general supervision of SIMC whereby the Subsidiary allocates its assets among multiple sub-advisers with differing philosophies and investment strategies. Each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Subsidiaries' sub-advisers to ensure compliance with each Subsidiary's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style. Each Board of the Subsidiaries supervises SIMC and the sub-advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the sub-advisers recommended by SIMC.

SIMC pays each Subsidiary's sub-advisers out of the investment advisory fees it receives from the Funds. Each Subsidiary (or its respective Fund on behalf of the Subsidiary) has entered into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the Multi-Asset Accumulation and

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Multi-Asset Inflation Strategy Funds. The Funds bear the fees and expenses incurred in connection with such services.

Sub-Advisers and Portfolio Managers

MULTI-ASSET ACCUMULATION FUND:

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Multi-Asset Accumulation Fund and its respective Subsidiary. Michael A. Mendelson, M.B.A., S.M., Brian K. Hurst, Yao Hua Ooi and John J. Huss manage the portion of the Subsidiary's assets and the Multi-Asset Accumulation Fund's assets allocated to AQR. Michael A. Mendelson, Principal, joined AQR in 2005 and is Portfolio Manager of its risk parity strategies. Brian K. Hurst, Principal, joined AQR at its inception in 1998 and is a Portfolio Manager of its risk parity, managed futures and commodities strategies as well as Co-head of Trading. Yao Hua Ooi, Principal, joined AQR in 2004 and focuses on research and portfolio management of macro-related strategies. John J. Huss is a Managing Director of AQR, rejoined AQR in 2013 and is a Portfolio Manager for AQR's world allocation strategy where he focuses on macroeconomic and portfolio construction research for risk parity and other asset allocation strategies. Prior to rejoining AQR, where he first worked from 2004 to 2008, Mr. Huss was a Vice President in RBC's Global Arbitrage and Trading division and a Systematic Portfolio Manager for Tudor Investment Corp.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Multi-Asset Accumulation Fund and its respective Subsidiary. A team of investment professionals at PanAgora manages the portion of the Multi-Asset Accumulation Fund's assets allocated to PanAgora. Edward Qian, Ph.D., CFA, Chief Investment Officer and Head of Research — Multi Asset Strategies, is ultimately responsible for all portfolios managed using the Risk Parity Multi Asset Strategy. Dr. Qian joined PanAgora in 2005 and joined the financial services industry in 1996. Dr. Qian earned a B.S. from Peking University, an M.S. from The Chinese Science Academy and a Ph.D. from Florida State University. Bryan Belton, CFA, Director — Multi Asset Strategies, joined PanAgora in 2005 and joined the financial services industry in 1997. Mr. Belton is responsible for fixed income and global macro research and implementation. Mr. Belton earned a B.A. from Boston College and an M.S. from Northeastern University. Jonathon Beaulieu joined PanAgora in 2010 and joined the financial services industry in 1995. Mr. Beaulieu is responsible for the daily management of the firm's Risk Parity Portfolios. Mr. Beaulieu also assists with the management of the firm's domestic and global fixed income portfolios. Prior to joining PanAgora, Mr. Beaulieu was responsible for actively managing and hedging fixed income portfolios at the Federal Home Loan Bank of Boston.

MULTI-ASSET INCOME FUND:

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), located at 200 West Street, New York, New York 10282, serves as a Sub-Adviser to the Multi-Asset Income Fund. A team of investment professionals manages the portion of the Multi-Asset Income Fund allocated to GSAM. Michael Swell, Managing Director, Co-Head of Global Portfolio Management, is a Senior Portfolio Manager and Co-Head of Global Portfolio Management within the Global Fixed Income team in Goldman Sachs Asset Management (GSAM). In this role, Mr. Swell is responsible for co-leading the global team of portfolio managers that oversee multi-sector portfolios. Previously, Mr. Swell was a Senior Portfolio Manager and Co-Head of the US Fixed Income group. Mr. Swell joined the firm in GSAM in 2007 as a

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Managing Director and Head of Structured Products. Mr. Swell was named Partner in 2012. Prior to joining the firm, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey's (FBR) Fixed Income Sales & Trading Division. Prior to FBR, Mr. Swell was the Vice President and Head of the Securities Sales and Trading Group at Freddie Mac. Mr. Swell earned a B.A. in Politics and Economics from Brandeis University, a General Course Degree from the London School of Economics and an M.A. in International Economics and Finance from the Lemberg School at Brandeis University. Ronald Arons, CFA, Managing Director, US and Global Fixed Income, is a Senior Portfolio Manager within the Global Fixed Income and Liquidity Management Team at Goldman Sachs Asset Management (GSAM) specializing in core, long duration, and other multi-sector strategies. Mr. Arons joined GSAM in December 2010 from J.P. Morgan Investment Management, where he was a Managing Director and Product Manager for $19 billion in broad market, high yield and investment grade credit assets. Prior to that, Mr. Arons was a Portfolio Manager and Trader from 1994 through 2007 for a broad range of fixed income strategies at J.P. Morgan, including core plus, long duration and investment grade credit. Mr. Arons previously managed $3 billion in fixed income assets for MetLife Investment Management from 1987 through 1994. Mr. Arons received a B.B.A. in Accounting from George Washington University in 1982 and an M.B.A. in Finance from the Leonard N. Stern School of Business at New York University in 1987. Mr. Arons is a CFA charterholder. Paul Seary, CFA, Vice President, US and Global Fixed Income, joined Goldman Sachs Asset Management in 2009 and is a Portfolio Manager focused on fixed income strategies. Mr. Seary is responsible for risk budgeting and portfolio construction focusing on multi-sector fixed income mandates. Prior to joining GSAM, Mr. Seary spent three years with HSBC Halbis, where he was a product specialist within their fixed income alternatives team focusing on Fixed Income Global Macro, Emerging Markets Relative Value and Long/Short Credit strategies. Prior to HSBC Halbis, Mr. Seary worked for five years at Franklin Templeton within their fixed income quantitative research and product management teams. Mr. Seary received a B.S. in Financial Economics from Binghamton University. Mr. Seary is a CFA charterholder and is a member of the New York Society of Security Analysts.

Guggenheim Partners Investment Management, LLC: Guggenheim Partners Investment Management, LLC (GPIM), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and 330 Madison Avenue, New York, NY 10017, serves as a Sub-Adviser to the Multi-Asset Income Fund. A team of investment professionals manages the portion of the Multi-Asset Income Fund's assets allocated to GPIM. Scott Minerd, Global Chief Investment Officer, is ultimately responsible for the performance of the Multi-Asset Income Fund as well as risk management. Mr. Minerd joined the firm in 1998. Anne Walsh, CFA, Assistant Chief Investment Officer — Fixed Income and Senior Managing Director, oversees the diversified fixed income portfolio management strategies of the firm and is head of the firm's Portfolio Construction Group. Prior to joining the firm in 2007, Ms. Walsh was Chief Investment Officer at Reinsurance Group of America, Inc. James Michal, Senior Managing Director and Portfolio Manager, joined the firm in 2008. Prior to joining Guggenheim, Mr. Michal was an Associate in Wachovia's structured finance division. Mr. Michal focused on origination, marketing, structuring and execution of collateralized loan obligations for two years. Steven Brown, Managing Director and Portfolio Manager, joined the firm in 2010. Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser to the Multi-Asset Income Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Multi-Asset Income Fund allocated to SSGA FM are Karl Schneider, CAIA,

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Michael Feehily, CFA and Emiliano Rabinovich, CFA. Mr. Schneider is a Managing Director of State Street Global Advisors (SSGA) and Deputy Head of the Global Equity Beta Solutions (GEBS) Group in the Americas. Mr. Schneider also serves as a Senior Portfolio Manager for a number of the Group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a Portfolio Manager and Product Specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS Group, Mr. Schneider worked as a Portfolio Manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. Mr. Schneider holds a B.S. in Finance and Investments from Babson College and also an M.S. in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association. Mr. Feehily is a Senior Managing Director of SSGA and the Head of the GEBS Group in the Americas. Mr. Feehily is also a member of the SSGA Senior Leadership Team, is the Chairperson for the firm's Trade Management Oversight Committee, and is a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of SSGA's institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science degree from Babson College in Finance, Investments, and Economics. Mr. Feehily received an M.B.A. in Finance from Bentley College and also earned the CFA designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc.. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. Mr. Rabinovich is a Vice President of SSGA and a Senior Portfolio Manager in the firm's GEBS Group. Within this Group, Mr. Rabinovich is the strategy leader for Smart Beta and ESG products. Mr. Rabinovich currently manages a varied mix of funds that include both traditional indexing and a variety of alternative beta mandates. Also, Mr. Rabinovich manages several local and global strategies and fund structures, which include separate accounts, commingled funds and mutual funds. Mr. Rabinovich joined SSGA in Montreal in 2006, where he was the Head of the GEBS Group in Canada. Mr. Rabinovich has been working in the investment management field since 2003. Mr. Rabinovich holds a B.A. in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. Mr. Rabinovich has also earned the CFA designation and is a member of CFA Society Boston, Inc.

MULTI-ASSET INFLATION MANAGED FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Inflation Managed Fund. A team of investment professionals, led by Greg Wilensky, CFA, manages the portion of the Multi-Asset Inflation Managed Fund's assets allocated to AllianceBernstein. Mr. Wilensky has been responsible for the firm's US Treasury Inflation-Protected Securities (TIPS) portfolios since 1999 and joined AllianceBernstein in 1996.

QS Investors, LLC: QS Investors, LLC (QS Investors), located at 880 Third Avenue, 7th Floor, New York, New York 10022, serves as a Sub-Adviser to the Multi-Asset Inflation Managed Fund. A team of investment professionals manages the portion of the Multi-Asset Inflation Managed Fund's assets allocated to QS Investors. Robert Wang, Chief Operating Officer and Head of Portfolio Management Implementation, has been in his current role since 2010. Mr. Wang was formerly Head of Quantitative Strategies Portfolio Management for Deutsche Asset Management's Quantitative Strategies Group and

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Senior Fixed Income Portfolio Manager from 1995 to 2010. Prior to joining Deutsche Asset Management, Mr. Wang spent 13 years at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. Russell Shtern, CFA, Head of Equity Portfolio Management Implementation, has been in this role since 2010. Mr. Shtern was formerly a Portfolio Manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management's Quantitative Strategies Group, from 2003 to 2010. Prior to this, Mr. Shtern spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks.

INFLATION COMMODITY STRATEGY SUBSIDIARY LTD. — Cohen & Steers Capital Management, Inc.: Cohen & Steers Capital Management, Inc. (Cohen & Steers) located at 280 Park Avenue, 10th Floor, New York, New York 10017, serves as Sub-Adviser to Inflation Commodity Strategy Subsidiary Ltd., a wholly-owned subsidiary of the Multi-Asset Inflation Managed Fund organized under the laws of the Cayman Islands. Nick Koutsoftas, Senior Vice President, is Co-Portfolio Manager of Cohen & Steers' active commodities portfolios. Mr. Koutsoftas has 23 years of investment experience. Mr. Koutsoftas was previously Senior Vice President and Co-Portfolio Manager at GE Asset Management, as Head of the Active Commodities strategy since its 2006 inception. Mr. Koutsoftas joined GE Asset Management in 1999 and began his career at GE in 1995. Ben Ross, Senior Vice President, is Co-Portfolio Manager of Cohen & Steers' active commodities portfolios. Mr. Ross has 24 years of investment experience. Prior to joining Cohen & Steers, Mr. Ross worked at GE Asset Management and was Co-Portfolio Manager with Mr. Koutsoftas of the GE Active Commodities strategy since its inception in 2006. Earlier, Mr. Ross was a Senior Trader at GE Asset Management, leading the international equity trading desk. Before joining GE in 1996, Mr. Ross worked at State Street Bank & Trust. Messrs. Koutsoftas and Ross lead the Cohen & Steers Active Commodities investment team, overseeing the commodities research and investment efforts. Messrs. Koutsoftas and Ross have full discretion for portfolio investment decisions and have over a eleven-year track record working together managing an active fundamental commodity futures strategy. The team joined the firm on April 8, 2013.

MULTI-ASSET CAPITAL STABILITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Capital Stability Fund. A team of investment professionals manages the portion of the Multi-Asset Capital Stability Fund's assets allocated to AllianceBernstein. Leon Zhu, CFA, a Lead Portfolio Manager of Multi-Asset Solutions at AllianceBernstein, has been Co-Portfolio Manager of Global Risk Allocation products since 2012. Mr. Zhu joined the firm in 1995. Prior to joining AllianceBernstein, Mr. Zhu was a Consultant for Princeton Consultants, Inc. Daniel Loewy, CFA, Portfolio Manager, oversees the research and product design of the firm's multi-asset strategies, as well as their implementation. Mr. Loewy joined the firm in 1996, and has twenty-two years of industry experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called redeem) Class Y Shares of the Funds. Class Y Shares may only be purchased by:

• independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y shares, are approved by the SEI Funds

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(or their delegate) to purchase Class Y shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds for at least one year from the date of the request (or such shorter period of time as determined solely by the SEI Funds (or their delegates)) and remaining above this threshold thereafter. For these purposes, the SEI Funds (or their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI;

• bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Funds' Distributor permitting the purchase of Class Y Shares;

• institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y Shares of the SEI Funds;

• clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

• other SEI mutual funds.

In the event a Class Y shareholder no longer meets the eligibility requirements to purchase Class Y shares (as noted in this section), the SEI Funds (or their delegate) may, in their discretion, elect to convert such shareholder's Class Y shares into a Class of shares of the same Fund(s) for which such shareholder does meet the eligibility requirements. Without limiting the foregoing, this may include situations, as applicable, where the shareholder's independent investment adviser, bank trust department or financial firm no longer meets the eligibility criteria noted above or the shareholder no longer meets the eligibility criteria (for example, by terminating their relationship with an eligible adviser or firm). In all cases, if a client meets the eligibility requirements for more than one other Class of shares, then such client's Class Y shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such client meets the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as

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four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the

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investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser,

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as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV.

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A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  If the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  If a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

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The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required

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on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Institutional Managed Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

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Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and

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the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may compensate these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information, including policies and procedures, for the Funds can be obtained in the SAI and on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds to distribute their investment income annually. It is the policy of the Multi-Asset Income Fund to distribute its investment income at least once monthly. The Funds distribute their investment income as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan.

The recently enacted Tax Cuts and Jobs Act (the Tax Act) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.

Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at

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the maximum rate of 20%. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders of the Funds should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether

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gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

The Multi-Asset Income Fund may invest up to 25% of its assets in MLPs. The Tax Act treats "qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Multi-Asset Income Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income," including certain MLPs, will enjoy the lower rate, but investors in a RIC that invests in such entities will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Multi-Asset Income Fund to pass through the special character of "qualified publicly traded partnership income" to its shareholders.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

87

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class Y Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INSTITUTIONAL MANAGED TRUST—FOR THE YEARS OR PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Accumulation Fund
Class Y
2017		$10.36	$—	$0.41	$0.41	$(0.10)	$(0.61)	$(0.71)	$10.06	4.55%	$237,569	0.92%		0.92%		1.06%		(0.03)%	28%
2016		9.55	(0.03)	1.11	1.08	—	(0.27)	(0.27)	10.36	11.66	202,865	0.94	(2)	0.94	(2)	1.10	(2)	(0.33)	55
2015	*	10.11	(0.08)	(0.48)	(0.56)	—	—	—	9.55	(5.54)	202,311	0.92		0.92		1.08		(1.04)	94
Multi-Asset Income Fund
Class Y
2017		$10.56	$0.49	$0.24	$0.73	$(0.41)	$—	$(0.41)	$10.88	7.00%	$166,980	0.70%		0.70%		0.96%		4.60%	77%
2016		10.46	0.52	0.22	0.74	(0.54)	(0.10)	(0.64)	10.56	7.49	97,943	0.72	(2)(3)	0.72	(2)(3)	0.98	(2)(3)	5.08	72
2015	*	10.62	0.45	(0.26)	0.19	(0.35)	—	(0.35)	10.46	1.81	33,224	0.76	(4)	0.76	(4)	1.00	(4)	5.60	109
Multi-Asset Inflation Managed Fund
Class Y
2017		$8.82	$0.10	$(0.26)	$(0.16)	$(0.13)	$—	$(0.13)	$8.53	(1.90)%	$68,506	1.08	%(5)	1.08	%(5)	1.32	%(5)	1.13%	68%
2016		8.77	0.07	0.04	0.11	(0.06)	—	(0.06)	8.82	1.30	89,261	0.98	(2)(6)	0.98	(2)(6)	1.21	(2)(6)	0.79	73
2015	*	8.96	0.04	(0.23)	(0.19)	—	—	—	8.77	(2.12)	83,248	0.92	(7)	0.92	(7)	1.15	(7)	0.53	115
88

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class Y
2017		$10.16	$0.01	$0.17	$0.18	$(0.02)	$(0.05)	$(0.07)	$10.27	1.88%	$50,346	0.52%		0.52%		0.73%		0.11%	159%
2016		10.12	—	0.16	0.16	—	(0.12)	(0.12)	10.16	1.57	51,496	0.54	(2)	0.54	(2)	0.75	(2)	0.02	234
2015	*	10.06	(0.02)	0.08	0.06	—	—	—	10.12	0.60	50,662	0.52		0.52		0.74		(0.30)	227

† Returns and turnover rates are for the period indicated and have not been annualized.

* Class Y commenced operations on December 31, 2014. All ratios for the period have been annualized.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares. Returns to not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(2) The expense ratio includes proxy expenses outside of the cap.

(3) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.96%.

(4) The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.95%.

(5) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%

(6) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.88%.

(7) The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.93%.

Amounts designated as "—" are $0 or have been rounded to $0.

89

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2018 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-107 (1/18)

seic.com

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL MANAGED TRUST

Large Cap Fund
Ticker Symbols: Class F—SLGAX, Class I—Not Open, Class Y—SLYCX
Large Cap Value Fund
Ticker Symbols: Class F—TRMVX,
Class I—SEUIX, Class Y—SVAYX
Large Cap Growth Fund
Ticker Symbols: Class F—SELCX,
Class I—SPGIX, Class Y—SLRYX
Large Cap Index Fund
Ticker Symbol: Class F—SLGFX
Tax-Managed Large Cap Fund
Ticker Symbols: Class F—TMLCX,
Class Y—STLYX
S&P 500 Index Fund
Ticker Symbols: Class F—SSPIX,
Class E—TRQIX, Class I—SPIIX;
Class Y—SETYX
Small Cap Fund
Ticker Symbols: Class F—SLLAX,
Class I—Not Open, Class Y—SMYFX
Small Cap Value Fund
Ticker Symbols: Class F—SESVX,
Class I—SMVIX, Class Y—SPVYX
Small Cap Growth Fund
Ticker Symbols: Class F—SSCGX,
Class I—SPWIX, Class Y—SMAYX
Tax-Managed Small/Mid Cap Fund
Ticker Symbols: Class F—STMSX,
Class Y—STMPX
Mid-Cap Fund
Ticker Symbols: Class F—SEMCX,
Class I—SIPIX, Class Y—SFDYX
U.S. Managed Volatility Fund
Ticker Symbols: Class F—SVOAX,
Class I—SEVIX, Class Y—SUSYX
Global Managed Volatility Fund
Ticker Symbols: Class F—SVTAX,
Class I—SGMIX, Class Y—SGLYX

Tax-Managed Managed Volatility Fund
Ticker Symbols: Class F—TMMAX,
Class Y—STVYX
Tax-Managed International Managed Volatility Fund
Ticker Symbol: Class F—SMINX;
Class Y—SIMYX
Real Estate Fund
Ticker Symbols: Class F—SETAX,
Class I—SEIRX, Class Y—SREYX
Enhanced Income Fund
Ticker Symbols: Class F—SEEAX,
Class I—SEIIX, Class Y—SNHYX
Core Fixed Income Fund
Ticker Symbols: Class F—TRLVX,
Class I—SCXIX, Class Y—SCFYX
U.S. Fixed Income Fund
Ticker Symbols: Class F—SUFAX,
Class I—SUFIX, Class Y—SUSWX
High Yield Bond Fund
Ticker Symbols: Class F—SHYAX,
Class I—SEIYX, Class Y—SIYYX
Conservative Income Fund
Ticker Symbol: Class F—COIAX;
Class Y—COIYX
Tax-Free Conservative Income Fund
Ticker Symbol: Class F—TFCAX;
Class Y—TFCYX
Real Return Fund
Ticker Symbols: Class F—SRAAX,
Class I—SSRIX, Class Y—SRYRX
Dynamic Asset Allocation Fund
Ticker Symbols: Class F—SDYAX;
Class Y—SDYYX
Multi-Strategy Alternative Fund
Ticker Symbol: Class F—SMSAX,
Class Y—SMUYX
Long/Short Alternative Fund
Ticker Symbol: Class F—SNAAX;
Class Y—SLSFX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Acadian Asset Management LLC
AJO, LP
Analytic Investors, LLC
AQR Capital Management, LLC
Ares Management LLC
ArrowMark Partners
Axiom International Investors LLC
Beachhead Capital Management, LLC
Benefit Street Partners L.L.C.
BlackRock Advisors, LLC
BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
Brigade Capital Management, LP
Caerus Investors, LLC
Cardinal Capital Management, L.L.C.
CastleArk Management LLC
CenterSquare Investment Management LLC
Coho Partners, Ltd.
EAM Investors, LLC
Emso Asset Management Limited
Falcon Point Capital, LLC
Fiera Capital Inc.
Jackson Square Partners, LLC
Jennison Associates LLC
J.P. Morgan Investment Management Inc.
Kettle Hill Capital Management, LLC
LMCG Investments, LLC
LSV Asset Management
Metropolitan West Asset Management, LLC
Mountaineer Partners Management, LLC
Parametric Portfolio Associates LLC
Quantitative Management Associates LLC
Ramius Advisors, LLC
Rice Hall James & Associates, LLC
Security Capital Research & Management
Incorporated
Snow Capital Management L.P.
SSGA Funds Management, Inc.
Wellington Management Company LLP
Wells Capital Management Incorporated
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's Class F, Class E, Class I and Class Y Shares prospectuses (the "Prospectuses"), each dated January 31, 2018. The Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended September 30, 2017, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Trust's 2017 Annual Report. A copy of the 2017 Annual Report must accompany the delivery of this Statement of Additional Information.

January 31, 2018

SEI-F-048 (1/18)

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-26
Alternative Strategies	S-27
American Depositary Receipts	S-28
Asset-Backed Securities	S-29
Collateralized Debt Obligations	S-30
Commercial Paper	S-31
Commodity Investments	S-31
Construction Loans	S-32
Credit-Linked Notes	S-32
Demand Instruments	S-33
Derivatives	S-33
Distressed Securities	S-34
Dollar Rolls	S-34
Equity-Linked Warrants	S-34
Equity Securities	S-35
Eurobonds	S-36
Exchange-Traded Products	S-36
Fixed Income Securities	S-38
Foreign Securities and Emerging and Frontier Markets	S-40
Forward Foreign Currency Contracts	S-43
Futures and Options on Futures	S-46
Government National Mortgage Association Securities	S-48
High Yield Foreign Sovereign Debt Securities	S-48
Illiquid Securities	S-49
Insurance Funding Agreements	S-49
Interfund Lending and Borrowing Arrangements	S-49
Investment Companies	S-49
Investment in a Subsidiary	S-51
Loan Participations and Assignments	S-52
Long/Short Strategies	S-52
MiFID II	S-53
Master Limited Partnerships	S-53
Money Market Securities	S-53
Mortgage-Backed Securities	S-54
Mortgage Dollar Rolls	S-56
Municipal Securities	S-57
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-58
Obligations of Supranational Entities	S-58
Options	S-58
Pay-In-Kind Bonds	S-60
Privatizations	S-60
Puerto Rico Investment	S-60
Put Transactions	S-61
Quantitative Investing	S-61
Real Estate Investment Trusts	S-61
Real Estate Operating Companies	S-62
Receipts	S-62
Repurchase Agreements	S-62
Restricted Securities	S-63
Reverse Repurchase Agreements and Sale-Buybacks	S-63

Risks of Cyber Attacks	S-63
Securities Lending	S-64
Senior Loans and Bank Loans	S-65
Short Sales	S-66
Sovereign Debt	S-67
Structured Securities	S-67
Swaps, Caps, Floors, Collars and Swaptions	S-67
Tracking Error	S-70
U.S. Government Securities	S-70
Variable and Floating Rate Instruments	S-71
When-Issued and Delayed Delivery Securities	S-71
Yankee Obligations	S-71
Zero Coupon Securities	S-71
INVESTMENT LIMITATIONS	S-72
THE ADMINISTRATOR AND TRANSFER AGENT	S-79
THE ADVISER AND SUB-ADVISERS	S-82
DISTRIBUTION AND SHAREHOLDER SERVICING	S-156
SECURITIES LENDING ACTIVITY	S-157
TRUSTEES AND OFFICERS OF THE TRUST	S-159
PROXY VOTING POLICIES AND PROCEDURES	S-167
PURCHASE AND REDEMPTION OF SHARES	S-168
TAXES	S-169
PORTFOLIO TRANSACTIONS	S-179
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-184
DESCRIPTION OF SHARES	S-185
LIMITATION OF TRUSTEES' LIABILITY	S-185
CODES OF ETHICS	S-185
VOTING	S-186
SHAREHOLDER LIABILITY	S-186
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-186
MASTER/FEEDER OPTION	S-214
CUSTODIANS	S-215
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-215
LEGAL COUNSEL	S-215
APPENDIX A—DESCRIPTION OF RATINGS	A-1

January 31, 2018

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 17, 1986. The Agreement and Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class F, Class E, Class I and Class Y shares may be offered, which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information ("SAI") relates to the following portfolios: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative and Long/Short Alternative Funds (each, a "Fund" and, together, the "Funds"), including all classes of the Funds.

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The investment objective of the Large Cap Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), real estate investment trusts ("REITs") and exchange-traded funds ("ETFs"). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the Securities and Exchange Commission ("SEC") to certain ETF complexes and procedures approved by the Board of Trustees of the Trust (the "Board"), the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund.

The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

LARGE CAP VALUE FUND—The investment objective of the Large Cap Value Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Value Index (between $654 million and $489 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Value Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, ADRs, REITs and ETFs. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund may invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in ADRs traded on registered exchanges or on the National Association of Securities Dealers Automated Quotations ("NASDAQ").

Any remaining assets may be invested in other equity securities and in investment grade fixed income securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed delivery securities, receipts, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

LARGE CAP GROWTH FUND—The investment objective of the Large Cap Growth Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Growth Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Growth Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, ADRs, REITs and ETFs. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ, as well as ADRs not traded on an established exchange.

LARGE CAP INDEX FUND—The Fund seeks to track performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund is managed using a passive investment approach designed to track, before fees and expenses, the performance of the Russell 1000® Index. Under normal circumstances, the Fund will invest substantially all of its assets (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities (mostly common stocks) of companies that are included in the Russell 1000 Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1000 of the largest securities based on their market capitalization. As of December 31, 2017, the market capitalization of the companies included in the Russell 1000 Index ranged from $654 million to $868 billion. The market capitalization range and the composition of the Russell 1000 Index are subject to change.

The Fund's Sub-Adviser selects the Fund's securities under the general supervision of SIMC. The Sub-Adviser's passive investment strategy seeks to track, before fees and expenses, the return of the index, and therefore differs from an "active" investment strategy where an investment manager buys and sells securities based on its own economic, market or financial analyses. The Sub-Adviser generally will attempt to invest in securities composing the Russell 1000 Index in approximately the same proportions as they are represented in the Russell 1000 Index. In some cases, it may not be possible or practicable to purchase all of the securities composing the Russell 1000 Index or to hold them in the same weightings as they are represented in the Russell 1000 Index (i.e., among other reasons, the Fund could experience high volumes of cash flows or a particular security could be difficult to obtain). In those circumstances, the Sub-Adviser may purchase a sampling of stocks in the Russell 1000 Index in proportions expected to replicate generally the performance of the Russell 1000 Index as a whole and may also use futures contracts to obtain exposure to the equity markets or to a particular security.

The Sub-Adviser may sell securities that are represented in the Russell 1000 Index or purchase securities that are not represented in the Russell 1000 Index, prior to or after their removal or addition to the Russell 1000 Index.

The Fund's investment performance will depend on the Fund's tracking of the Russell 1000 Index and the performance of the Russell 1000 Index. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Due to these differences, the Fund's performance generally will not be identical to that of the Russell 1000 Index.

TAX-MANAGED LARGE CAP FUND—The investment objective of the Tax-Managed Large Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $654 million and $868 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund will invest primarily in common stocks, preferred stocks, warrants, ADRs,

REITs and ETFs. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying primarily on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. Although the Fund seeks to minimize tax consequences to investors by using a tax overlay model, it will likely earn taxable income and gains from time to time. SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

S&P 500 INDEX FUND—The S&P 500 Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). There can be no assurance that the Fund will achieve its investment objective.

The Fund invests substantially all of its assets in index stocks and other securities listed in the S&P 500 Index, as well as securities that it expects to be added to the S&P 500 Index. The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the S&P 500 Index before the fees and expenses of the Fund. The Fund's policy is to be fully invested in common stocks and other securities included in the S&P 500 Index, and it is expected that cash reserve items would normally be less than 10% of net assets. The equity securities in which the Fund invests are common stocks, preferred stocks, securities convertible into common stock, futures, ETFs, REITs and ADRs. The Fund may also: (i) engage in swap transactions; (ii) invest in U.S. dollar-denominated obligations or securities of foreign issuers; (iii) purchase shares of REITs; (iv) invest a portion of its assets in securities of foreign companies located in developed foreign countries; (v) invest a portion of its assets in securities of small capitalization companies; and (vi) invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations although such investments will not be used for defensive purposes.

The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets that are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Fund's total assets. The Fund may only purchase those stock index futures contracts—such as futures contracts on the S&P 500 Index—that are likely to closely replicate the performance of the S&P 500 Index. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund.

The Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income. The Fund may invest in illiquid securities; however, not more than 10% of its total assets will be invested in such instruments. The Fund may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.

An investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.

The weightings of securities in the S&P 500 Index are based on each security's relative total market value, i.e., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 60% of the market value of all U.S. common stocks listed on the New York Stock Exchange ("NYSE").

The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued. SSGA Funds Management, Inc. ("SSGA FM"), the Fund's Sub-Adviser, makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of SSGA FM, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, SSGA FM may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer.

Use of S&P Trade Name. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds generally or the Fund specifically or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust, as licensee, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (both common and preferred stocks) of small companies, including ETFs based on small capitalization indexes and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund may also invest in warrants and, to a lesser extent, in securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund may invest a portion of its assets in U.S. Treasury securities, equity securities of small capitalization companies located in either developed or emerging foreign countries, warrants, ADRs, certificates of deposit and time deposits, convertible securities, private investment in public equity securities ("PIPES") and securities sold in the over-the-counter market.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

SMALL CAP VALUE FUND—The investment objective of the Small Cap Value Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to be attractively valued in relation to various measures, which may include earnings, capital structure or return on invested capital. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants, and, to a lesser extent, REITs, ETFs and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund may invest a portion of its assets in U.S. Treasury securities, equity securities of small capitalization companies located in either developed or emerging foreign countries, warrants, ADRs, certificates of deposit and time deposits, convertible securities, PIPES and securities sold in the over-the-counter market.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities or equity securities of larger, more established companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

SMALL CAP GROWTH FUND—The investment objective of the Small Cap Growth Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will primarily seek to purchase securities believed to have attractive growth and appreciation potential. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $4 million and $9 billion as of December 31, 2017), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, REITs, ETFs and securities of large capitalization companies. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying primarily upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to as Sub-Adviser are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund may invest a portion of its assets in U.S. Treasury securities, equity securities of small capitalization companies located in either developed or emerging foreign countries, warrants, ADRs, certificates of deposits and time deposits, convertible securities, private investment in PIPES and securities sold in the over-the-counter market.

The Fund may also invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in ADRs traded on registered exchanges or on NASDAQ.

Any remaining assets may be invested in equity securities of more established companies that the Sub-Advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

TAX-MANAGED SMALL/MID CAP FUND—The investment objective of the Tax-Managed Small/Mid Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies, including ETFs. For purposes of this Fund, a small or medium capitalization company is a company with a market capitalization in the range of companies in the Russell 2500 Index (between approximately $4 million and $28 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, REITs, ETFs and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying primarily on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing its portion of the Fund's assets, SIMC or each Sub-Adviser may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and its Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models. For example, SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, loss harvesting, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time. In addition to the use of the overlay manager described above, the Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

MID-CAP FUND—The investment objective of the Mid-Cap Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies, including ETFs. For purposes of this Fund, a medium-sized company is a company with a market capitalization in the range of companies in the Russell Midcap Index (between approximately $654 million and $63 billion as of December 31, 2017) at the time of purchase. The market capitalization range and the composition of the Russell Mid-Cap Index are subject to change. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund currently uses a Sub-Adviser, and may use multiple Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. In managing the Fund's assets, the Sub-Advisers select stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earning revisions. In addition to common stocks, the Fund's investments in equity securities include preferred stocks, securities of small capitalization companies and, to a lesser extent, REITs and securities of large capitalization companies. Any remaining assets may be invested in equity securities of larger, more established companies, investment grade fixed income securities or money market securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, when SIMC or the Sub-Advisers determine that market conditions warrant, the Fund may invest all or a portion of its assets in equity securities of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

U.S. MANAGED VOLATILITY FUND—The investment objective of the U.S. Managed Volatility Fund is capital appreciation with less volatility than the broad U.S. equity markets. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies of all capitalization ranges.

These securities may include common stocks, preferred stocks, ETFs and warrants. The Fund may also, to a lesser extent, invest in ADRs, REITs and securities of non-U.S. companies.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers.

This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

GLOBAL MANAGED VOLATILITY FUND—The Global Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad global equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, depositary receipts, ETFs and REITs. The Fund also may use futures contracts and forward contracts.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. The Fund is expected to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In managing the Fund's currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

TAX-MANAGED MANAGED VOLATILITY FUND—The investment objective of the Tax-Managed Managed Volatility Fund is to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Tax-Managed Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and ETFs. The Fund may also, to a lesser extent, invest in ADRs, REITs and securities of non-U.S. companies. Although the Fund will be measured against the Russell 3000 Index, the Fund is expected to have significant sector and market capitalization deviations from the index given its focus on absolute risk as opposed to index relative risk. This could lead to significant performance deviations relative to the index over shorter-term periods.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser intends to achieve returns similar to those of the broad U.S. equity markets in a tax-efficient fashion but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. This will tend to lead the Fund's Sub-Advisers to construct portfolios with a low beta relative to the overall U.S. equity market. In addition, the Sub-Advisers will look to manage the impact of taxes by controlling portfolio turnover levels, selling stocks with the highest tax cost first and opportunistically harvesting losses to offset gains where possible. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

TAX-MANAGED INTERNATIONAL MANAGED VOLATILITY FUND—The investment objective of the Tax-Managed International Managed Volatility Fund is tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

Under normal circumstances, the Fund will invest at least 80% of its net assets in non-U.S. equity securities. These securities may include common stocks and REITs of all capitalization ranges. Under normal circumstances, the Fund will invest in securities of issuers that are located in at least three countries outside of the U.S., but will typically invest much more broadly. The Fund will invest primarily in companies located in developed countries.

The Fund seeks to construct, in a tax-sensitive manner, a portfolio of equity securities with lower volatility than the broad international developed equity markets (International Market). Each Sub-Adviser and SIMC, seeks to achieve lower volatility by constructing a portfolio of securities that primarily exhibit a more stable historical or predicted price and earnings behavior (i.e. absolute risk), but also take into consideration low correlation attributes and expected returns. Generally, the Fund is likely to underperform in a steeply rising International Market, but seeks to mitigate losses in a falling International Market.

The Fund expects that over the long-term, a lower volatility portfolio will provide returns similar to those of the International Market. Over shorter periods of time, however, due to its focus on absolute risk, the portfolio's country, sector and market capitalization exposures will typically vary from the International Market and it may experience significant performance deviations from the International Market.

The Fund uses a "multi-manager" approach to investing. This means that SIMC selects and oversees a number of Sub-Advisers to manage portions of the Fund's portfolio. Sub-Advisers typically have differing investment philosophies and strategies that they use in managing the portion of the Fund's assets allocated to them by SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

The Fund implements the investment recommendations of the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

The Fund considers the security of an issuer to be "non-U.S." if the issuer is domiciled, incorporated, located and/or principally traded in a country other than the U.S. Developed market countries are those countries that are included in a developed markets index by a recognized index provider, or have similar developed characteristics, in each case determined at the time of purchase.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

REAL ESTATE FUND—The investment objective of the Real Estate Fund is total return, including current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate companies (e.g., common stocks, rights, warrants, ETFs, convertible securities and preferred stocks of REITs and real estate operating companies ("REOCs")). Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

ENHANCED INCOME FUND—The Enhanced Income Fund seeks to provide capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations ("CDOs"). These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund uses a multi-manager approach under the general supervision of SIMC, which allocates the Fund's assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month London Interbank Offered Rate ("LIBOR").

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, and (v) reverse repurchase agreements and sale buybacks. In addition, the Fund will utilize derivatives and may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The Sub-Advisers may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A substantial portion of the Fund may be invested in derivatives as the Fund's currency exposure, which may equal up to 20% of the Fund's assets, will be achieved through currency forwards and the balance of the Fund may actively invest in derivatives.

The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities. Under normal conditions, the average duration of the Fund's portfolio will range from zero to two years.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may also invest in futures contracts and swap agreements (also called "swaps") for speculative or hedging purposes. Futures contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities, mortgage dollar rolls and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

U.S. and foreign fixed income securities, including emerging market, corporate and government fixed income securities, in which the Fund may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the U.S. Government, its agencies and instrumentalities, or a foreign government, (iii) municipal securities of issuers located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations, (iv) receipts involving U.S. Treasury obligations, (v) mortgage-backed securities, (vi) asset-backed securities, (vii) zero coupon, pay-in-kind or deferred payment securities and (viii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities. Such securities may be denominated in either U.S. dollars or foreign currency.

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, (v) construction loans, (vi) Yankee obligations and (vii) reverse repurchase agreements and sale buybacks. In addition, the Fund may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The Sub-Advisers may engage in currency transactions using futures contracts, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC). The Fund may also borrow money, invest in illiquid securities and shares of other investment companies and lend its securities to qualified borrowers.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

U.S. FIXED INCOME FUND—The investment objective of the U.S. Fixed Income Fund is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities, mortgage dollar rolls and asset-backed securities. In addition, the Fund may invest in futures contracts, options, swaps and other similar derivative instruments having economic characteristics similar to fixed income securities. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-), as rated by S&P or a similar ratings agency. However, the Fund may also invest in non-rated securities or securities rated below investment grade (junk bonds or those rated BB+, B and CCC). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, a 5 year duration means the fixed income security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. The dollar-weighted average duration of the Bloomberg Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2017 it was 5.98 years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

HIGH YIELD BOND FUND—The investment objective of the High Yield Bond Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of CDOs and collateralized loan obligations ("CLOs").

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund seeks to have a portfolio of securities that is diversified as to issuers and industries. The Fund's average weighted maturity may vary but will generally not exceed ten years. There is no limit on the maturity or credit quality of any security in which the Fund may invest. In addition, the Fund may invest in unrated securities.

The Fund may invest in all types of fixed income securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities; (ii) asset-backed securities; (iii) zero coupon, pay-in-kind or deferred payment securities; (iv) variable and floating rate instruments; and (v) Yankee obligations.

Any assets of the Fund not invested in the fixed income securities described above may be invested in: (i) convertible securities; (ii) preferred stocks; (iii) equity securities; (iv) investment grade fixed income securities; (v) money market securities; (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities; and (vii) forward foreign currency contracts. The Fund may invest in U.S. dollar-denominated obligations and securities of foreign issuers. In addition, the Fund may purchase or write options, futures and options on futures and enter into swap transactions, including caps, collars, floors, credit default swaps and swaptions. The Fund may invest in ADRs traded on registered exchanges or on NASDAQ. The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The advisers may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.

The Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The "Appendix" to this SAI sets forth a description of the bond rating categories of several Nationally Recognized Statistical Rating Organizations ("NRSROs"). The ratings established by each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality, and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Sub-Advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The Sub-Advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

The achievement of the Fund's investment objective may be more dependent on a Sub-Adviser's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

CONSERVATIVE INCOME FUND—The investment objective of the Conservative Income Fund is principal preservation and a high degree of liquidity while providing current income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated debt securities that the Fund's Sub-Adviser believes present minimal credit risks to the Fund.

Under normal market conditions, the Fund will primarily invest in short-term US dollar denominated debt securities, including: (i) commercial paper, corporate bonds and asset-based securities of U.S. and foreign issuers; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, US banks or US branches or non-US branches of foreign banks; (iii) short-term obligations issued by state and local governments; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (v) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations). The Fund may also enter into fully-collateralized repurchase agreements. Although the Fund may invest in securities with any maturity or duration, the Fund generally seeks to maintain a weighted average maturity of 90 days or less.

Under normal circumstances, the Fund will invest at least 25% of its assets in securities issued by companies in the financial services industry, but may invest less than 25% of its assets in this industry as a temporary defensive measure.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. Through analysis of both macroeconomic factors and individual company attributes, the Sub-Adviser seeks to invest in securities that are marketable and liquid, offer competitive yields, and are of issuers that represent low credit risk. In selecting securities, the Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

TAX-FREE CONSERVATIVE INCOME FUND—The investment objective of the Tax-Free Conservative Income Fund is preserving principal value and maintaining a high degree of liquidity while providing current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in US dollar-denominated municipal securities that the Fund's Sub-Adviser believes present minimal credit risks to the Fund and that pay interest that (i) is exempt from federal income taxes and (ii) is not taxable under the federal alternative minimum tax applicable to individuals. The principal issuers of these securities are state and local governments and their agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions.

Under normal market conditions, the Fund will primarily invest in short-term US dollar-denominated debt securities including: US municipal bonds, notes, variable rate demand notes, tender option bonds, floating rate notes, industrial development bonds, pre-refunded bonds and commercial paper. The Fund may also, to a limited extent, invest in repurchase agreements and securities subject to the alternative minimum tax or in debt securities subject to federal income tax. Although the Fund may invest in securities with any maturity or duration, the Fund generally seeks to maintain a weighted average maturity of 90 days or less.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. Through analysis of both macroeconomic factors and individual company attributes, the Sub-Adviser seeks to invest in securities that are marketable and liquid, offer competitive yields, and are of issuers that represent low credit risk. In selecting securities, the Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

REAL RETURN FUND—The investment objective of the Real Return Fund is to produce total return exceeding the rate of inflation. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to produce a return similar to that of the Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities ("TIPS") Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt, including commercial paper; and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Fund is able to use a multi-manager approach under the general supervision of SIMC, whereby Fund assets would be allocated among multiple sub-advisers, the Real Return Fund's assets currently are managed directly by SIMC.

DYNAMIC ASSET ALLOCATION FUND—The investment objective of the Dynamic Asset Allocation Fund is long-term total return. There can be no assurance that the Fund will achieve its investment objective.

The Fund employs a dynamic investment strategy seeking to achieve, over time, a total return in excess of the broad U.S. equity market by selecting investments from among a broad range of asset classes or market exposures based upon SIMC's expectations of risk and return. Asset classes or market exposures in which the Fund may invest include U.S. and foreign equities and bonds, currencies, and investment exposures to various market characteristics such as interest rates or volatility. The Fund's Sub-Adviser selects the Fund's securities under the general supervision of SIMC. Assets of the Fund not allocated to the Sub-Adviser are managed directly by SIMC.

The asset classes and market exposures used, and the Fund's allocations among them, are determined based on SIMC's views of fundamental, technical or valuation measures and may be dynamically adjusted (i.e. actively adjusted over long or short periods of time). The Fund may at any particular point in time be diversified across many exposures or concentrated in a limited number of exposures, including, possibly, a single asset class or market exposure.

Although the Fund will seek to achieve excess total return through its dynamic investment selection, it will also normally maintain, as a primary component of its strategy, passive exposure to the large capitalization U.S. equity market. To the extent that the Fund is not dynamically invested in other asset classes or market exposures, the Fund's assets will generally be passively invested in a portfolio of securities designed to track, before fees and expenses, the performance of the large capitalization U.S. equity market.

The Fund may obtain asset class or market exposures by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles, a wholly-owned subsidiary or derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments in which the Fund may invest are further described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include corporate bonds and debentures, commercial paper, exchange traded notes ("ETNs"), money market instruments, repurchase and reverse repurchase agreements, zero coupon bonds, structured notes, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government and TIPS and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations and obligations of U.S. and foreign commercial banks, such as certificates of deposit and time deposits.

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

Other Instruments. The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and ETFs, to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts, options and swaps (including swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity.

Swaps may be used for return enhancement or hedging purposes. Securities index and single security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indexes or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure.

The Fund may seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands ("Subsidiary"). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and commodity-linked derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

Currency Exposure. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser may buy and sell currencies (i.e., take long or short positions) using futures, options and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, SIMC or the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes.

Short Sales. The Sub-Adviser may engage in short sales in an attempt to capitalize on equity securities that it or SIMC believes will underperform the market or their peers. When the Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

MULTI-STRATEGY ALTERNATIVE FUND—The investment objective of the Multi-Strategy Alternative Fund is to allocate its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets. There can be no assurance that the Fund will achieve its investment objective.

The Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs ("underlying funds"); and/or (ii) one or more investment Sub-Advisers. In addition, SIMC may directly manage a portion of the Fund's portfolio. The underlying funds or Sub-Advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund will allocate its assets among underlying funds and/or Sub-Advisers based on SIMC's analysis of the investment strategy, historical performance and the potential for each strategy to perform independently of each other. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to any one underlying fund, Sub-Adviser or strategy will vary based on market conditions. By investing in an underlying fund, the Fund becomes a shareholder of that underlying fund.

Underlying funds and Sub-Advisers may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, ETNs and derivative instruments, principally equity options, futures contracts, options on futures contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal.

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

The Fund currently allocates assets to one Sub-Adviser pursuant to SIMC's "manager of managers" model, and the Sub-Adviser manages a portion of the Fund's portfolio under the general supervision of SIMC. In addition, SIMC may directly manage a portion of the Fund's assets, which may include allocating assets to investments in underlying funds selected by SIMC.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

The Fund is operated as a "fund-of-funds" and as such, invests in the underlying funds. The Fund relies on Section 12(d)(1)(F) of the 1940 Act in purchasing shares of underlying funds that are not affiliated with the Fund or Trust. Under Section 12(d)(1)(F), the Fund and all of its affiliated persons may purchase up to 3% of an unaffiliated underlying fund's total outstanding stock. In addition to this 3% purchase limitation, the Fund must vote shares of an unaffiliated underlying fund in the same proportion as the vote of all other holders of such securities. If one or more underlying funds (that is not taxed as a regulated investment company ("RIC")) generates more non-qualifying income for purposes of the "Qualifying Income Test" (as defined in the "Taxes" section of this SAI) than the Fund's portfolio management expects, then it could cause the Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the "Code").

LONG/SHORT ALTERNATIVE FUND—Under normal circumstances, the Long/Short Alternative Fund will seek to generate capital appreciation over time by taking long and short positions with respect to investments that provide broad exposure to U.S. and non-U.S. equity markets, and, to a lesser extent U.S. fixed income markets. The Fund will seek exposure to the equity and fixed income markets through investments in index futures, ETFs and index swaps.

The Fund will take long and short positions in an attempt to emulate the return of a model portfolio or composite of hedge funds (the "Composite") constructed by SIMC. The Composite will primarily consist of hedge funds that implement a long/short equity investment strategy, but may include, from time to time, hedge funds that implement other equity-focused investment strategies. SIMC will not impose any limitations based on the asset size or length of track record in selecting hedge funds for inclusion in the Composite.

In general, a hedge fund that implements a long/short equity investment strategy takes (i) long positions with respect to investments that are projected to be undervalued and likely to increase in price, and (ii) short positions with respect to investments that are projected to be overvalued and likely to decrease in price. A hedge fund implementing such a strategy will often base its investment decisions on a variety of economic factors, including credit and currency indicators.

A hedge fund typically takes long and short positions with respect to individual issuers, but the Fund will not seek to emulate the portion of the return associated with such individual security selection. Rather, the Fund will invest based on the theory that the returns of the individual hedge funds comprising the Composite are driven to a significant extent by dynamic exposure to the broader equity markets, as well as, to a lesser degree, exposure to credit, interest rate and currency markets (each market a "Factor", and collectively "Factors").

SIMC will leverage its experience in researching and selecting hedge fund managers for certain institutional accounts and alternative investment products to select and weight hedge funds within the Composite. SIMC will construct the Composite based on (i) an evaluation of the macroeconomic environment and expected performance of different hedge fund equity-focused investment strategies, and (ii) a qualitative and quantitative analysis of each hedge fund's investment and risk management process, investment team background and experience, and past investment performance. SIMC will actively manage and may frequently change the Composite.

Under the general supervision of SIMC, the Fund's Sub-Adviser will select the Fund's investments pursuant to the following investment process. First, the Sub-Adviser will seek to deconstruct and isolate the Factors, as well their relative weightings, that materially contribute to the Composite's aggregate return. The Sub-Adviser will do so using a quantitative analysis of the historical return information of the hedge funds comprising the Composite, based on information made available through third party databases and other resources. The Sub-Adviser will then select, and will take long and short positions in, investments that it believes will provide similar performance to the weighted Factors of the Composite's aggregate return. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Sub-Adviser will analyze and rebalance the Fund's portfolio at least monthly. The Fund may also trade more frequently, including daily, due to cash flows and extreme market fluctuations, as well as changes in the Composite. Assets of the Fund not allocated to the Sub-Adviser are directly managed by SIMC.

In the aggregate, the Fund expects to have net long exposure to both the equity and fixed income markets, which the Fund may adjust over time as a result of market conditions. Exposure to fixed income and currency markets may reduce volatility within the portfolio and serve to hedge equity exposure. The Fund may invest in futures, ETFs and swaps that provide exposure to the returns of equity markets comprised of: common stocks, preferred stocks, depositary receipts, rights, warrants and REITs. These equity securities may be of U.S. and non-U.S. issuers, including emerging market issuers, of various market capitalizations and industries.

The Fund may invest in futures, ETFs and swaps that provide exposure to the returns of equity markets composed of: common stocks, preferred stocks, depositary receipts, rights, warrants and REITs. These equity securities may be of U.S. and non-U.S. issuers, including emerging market issuers, of various market capitalizations and industries.

The Fund may also invest in futures, ETFs and swaps that provide exposure to the returns of U.S. fixed income markets composed of: U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government, including obligations not guaranteed by the U.S. Treasury (such as obligations issued by U.S. Government-sponsored entities), asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and through TBA transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities issued or guaranteed by certain banks and zero coupon obligations and obligations of entities organized to restructure the outstanding debt of such issuers. These fixed-income securities may be investment and non-investment grade (also known as "high yield" securities or "junk bonds") and of any duration or maturity. The Fund may also invest in currency futures.

In addition, the Fund may also invest in cash equivalents, including to serve as collateral for derivative positions or as a result of a decrease in market exposure. Cash equivalents include, but are not limited to, U.S. Treasury obligations, commercial paper, money market instruments and money market funds.

SIMC generally expects that investment decisions will be based on the Sub-Adviser's analysis of the Composite, but SIMC or the Sub-Adviser may make investment decisions independent of such analysis. For instance, SIMC or the Sub-Adviser may reduce market exposure under certain unusual or adverse market conditions, including as a defensive strategy during times of increased market volatility.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. With respect to the Multi-Strategy Alternative Fund, references to "Fund," where applicable, also refer to the underlying funds in which the Multi-Strategy Alternative Fund may invest. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

ALTERNATIVE STRATEGIES—The Multi-Strategy Alternative Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed-income securities or money market instruments) employed by mutual funds. The following alternative strategies can be implemented by the Fund:

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. An underlying fund or a Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. An underlying fund or a Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures. The underlying fund or the Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the underlying fund or the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs (as defined below) or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indexes, fixed income and currencies.

Event-Driven Strategies. Event-driven strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. An underlying fund or a Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If an underlying fund or a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies. Arbitrage strategies focus on relative pricing discrepancies between instruments including equities, debt, futures contracts and options. An underlying fund or a Sub-Adviser may employ mathematical, technical or fundamental analysis to determine misvalued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed Income or Interest Rate Arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible Arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that an underlying fund or a Sub-Adviser believes are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, an underlying fund or a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the underlying fund or the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs Trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. An underlying fund or a Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the underlying fund or the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the underlying fund or the Sub-Adviser would take a long position for the underperforming security and a short position for the over-performing security. For options, the underlying fund or the Sub-Adviser would write a put option for underperforming stock and a call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity Value Neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indexes. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers, and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized risk obligations, CLOs and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Funds, as securityholders, may suffer a loss.

Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, has created uncertainty in the credit and other financial markets and other unknown risks. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), for example, imposes a new regulatory framework on the U.S. financial services industry and the consumer credit markets in general. As a result of the Dodd-Frank Act and similar measures to re-regulate the credit markets and, in particular, the structured finance markets, the manner in which asset-backed securities are issued and structured has been altered and the reporting obligations of the issuers of such securities may be significantly increased or more become more costly. The value or liquidity of any asset-backed securities held or acquired by the Funds may be adversely affected as a result of these changes.

In particular, the implementation of Section 619 of the Dodd-Frank Act (and related regulations) prohibiting certain banking entities from engaging in proprietary trading (the so-called Volcker Rule) and of Section 941 of the Dodd-Frank Act (and related regulations) requiring the "sponsor" of a securitization to retain no less than 5% of the credit risk of the assets collateralizing the asset-backed securities, could have a negative effect on the marketability and liquidity of asset-backed securities (including mortgage-backed securities and CDOs and CLOs), whether in the primary issuance or in secondary trading. It is possible that the risk retention rules may reduce the number of new issuances of private-label mortgage backed securities or the number of collateral managers active in the CDO and CLO markets, which also may result in fewer new issue securities. A contraction or reduced liquidity in the asset-backed, CDO or CLO markets could reduce opportunities for the Funds to sell their securities and might adversely affect the management flexibility of the Funds in relation to the respective portfolios.

In addition to the changes required by the Dodd-Frank Act, the SEC adopted rules in August 2014 that substantially revise "Regulation AB" (the SEC's principal source of rules for asset-backed securities) and other rules governing the offering process, disclosure and reporting for asset-backed securities issued in registered transactions. Among other things, those rules require enhanced disclosure of asset-level information at the time of the securitization and on an ongoing basis. Certain elements of proposed Regulation AB remain outstanding, including the proposal that issuers of structured finance products offered privately provide the same initial and ongoing information as would be required if the offering were public. It is not clear when or whether any of the proposed revisions to Regulation AB that remain outstanding will be adopted, how those standards will be implemented, or what effect those standards will have on securitization transactions. The rules may, for example, have the effect of impeding new issuances and reducing the availability of investments for the Funds, or adversely affecting the market value of legacy securities that do not conform with the new rules.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, the Funds must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

COLLATERALIZED DEBT OBLIGATIONS ("CDOs")—CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a CLO if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity. The Funds may also invest in interests in warehousing facilities. Prior to the closing of a CDO, an investment bank or other entity that is financing the CDO's structuring may provide a warehousing facility to finance the acquisition of a portfolio of initial assets. Capital raised during the closing of the CDO is then used to purchase the portfolio of initial assets from the warehousing facility. A warehousing facility may have several classes of loans with differing seniority levels with a subordinated or "equity" class typically purchased by the manager of the CDO or other investors. One of the most significant risks to the holder of the subordinated class of a warehouse facility is the market value fluctuation of the loans acquired. Subordinated equity holders generally acquire the first loss positions which bear the impact of market losses before more senior positions upon settling the warehouse facility. Further, warehouse facility transactions often include event of default provisions and other collateral threshold requirements that grant senior holders or the administrator certain rights (including the right to liquidate warehouse positions) upon the occurrence of various triggering events including a decrease in the value of warehouse collateral. In addition, a subordinate noteholder may be asked to maintain a certain level of loan-to-value ratio to mitigate this market value risk. As a result, if the market value of collateral loans decreases, the subordinated noteholder may need to provide additional funding to maintain the warehouse lender's loan-to-value ratio.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS—The Multi-Strategy Alternative and Dynamic Asset Allocation Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Commodity Investments generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code'). Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to insure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under "Swaps, Caps, Floors, Collars and Swaptions." Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities."

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with over-the-counter ("OTC") derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission ("CFTC") also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Under recently-adopted regulations by the CFTC and federal banking regulators ("Margin Rules"), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. However, due to the compliance timeline within the Margin Rules, it is unlikely that a Fund will be required to comply with such initial margin requirements until March 1, 2020. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major swap participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

More information about particular types of derivatives instruments is included below in the sections titled "Forward Foreign Currency Contracts," "Futures and Options on Futures," "Options" and "Swaps, Caps, Floors, Collars and Swaptions."

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, Funds will "cover" any dollar roll as required by the Investment Company Act of 1940 (the "1940 Act").

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but an adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the U.S. on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings, as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. They may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS ("ETPs")—A Fund may directly purchase shares of or interests in exchange-traded products ("ETPs") (including ETFs, ETNs and exchange-traded commodity pools). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the Securities Act of 1933, as amended (the "1933 Act"). Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's net asset value, the changes in the pool's net asset value do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Certain exchange-traded commodity pools may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for the Funds to maintain their status as RICs under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's adviser. See "Appendix A" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, an adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or "high-yield/high-risk securities". Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, an adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

The High Yield Bond Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P, and may invest in unrated securities that are of comparable quality as "junk bonds" subject to the restrictions described in its Prospectuses.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging and frontier markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investments in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Investments in the United Kingdom. In June 2016, the United Kingdom of Great Britain and Northern Ireland (the "UK") voted in a referendum to leave the European Union ("EU"). Although the Funds are established in the United States, the withdrawal of the UK from the EU or "Brexit" may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, meaning that Brexit is scheduled to occur on or before March 30, 2019 unless an extension is agreed. Brexit negotiations regarding the terms of the UK's exit from the EU and the UK's future relationship with the EU began on June 19, 2017. The terms on which the UK will exit from the EU, the precise timeframe in which such exit is to be achieved and the terms of the UK's future relationship with the EU are uncertain. Accordingly, the vote for the UK to leave the EU has caused and may continue to cause a significant degree of uncertainty, volatility and disruption in the markets in which companies invested in by the Fund operate which may adversely impact the financial performance of the Fund and the value of its investments and potentially lower economic growth in markets in the UK, Europe and globally. Such uncertainty may also result in reduction in investment opportunities to deploy capital, and may slow capital-raising of the Fund and its underlying investment funds.

In particular, the vote for the UK to leave the EU has led to a decline in the value of sterling against other currencies, including the euro and the U.S. dollar, which decline could continue for an indeterminate length of time. Accordingly, the sterling cost of potential investments denominated in euros, the U.S. dollar and other non-sterling currencies has increased and may continue to increase, making such investments more expensive. In addition, underlying investment funds in which a Fund holds an interest could be similarly and adversely impacted.

Investments in the China A-Shares. A Fund may invest in People's Republic of China ("PRC") A-Shares through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, the "Stock Connect") subject to any applicable regulatory limits. The Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited ("HKEx"), the Hong Kong Securities Clearing Company Limited ("HKSCC"), Shanghai Stock Exchange ("SSE"), Shenzhen Stock Exchange ("SZSE") and China Securities Depository and Clearing Corporation Limited ("ChinaClear") with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi ("CNH") only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program's cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund's ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

In the event ChinaClear defaults, HKSCC's liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund's ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. A Fund will not benefit from PRC local investor compensation schemes.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund's investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a "permanent establishment" in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a qualified foreign institutional investor ("QFII") of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and Renminbi QFIIs and investments through the Stock Connect. Pursuant to the circulars, each Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and Renminbi QFIIs or investments through the Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund's return could be substantial.

The advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to Renminbi QFIIs. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if the advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Renminbi QFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging.  "Transaction Hedging" is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

The Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds may engage in currency transactions for hedging purposes, as well as to enhance the Funds' returns.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

Certain Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

With the exception of the Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If any of the Core Fixed Income, U.S. Fixed Income or Multi-Strategy Alternative Funds enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument.

Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by their stated investment policies. The Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Funds' returns, as permitted by their respective stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. A Fund may use futures for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including those discussed in the Prospectuses, as well as the following: (i) the success of a hedging strategy may depend on an adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") SECURITIES—A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Because prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank of Reconstruction and Development (the "World Bank") and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or a Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INSURANCE FUNDING AGREEMENTS—The Multi-Strategy Alternative Fund may enter into insurance funding agreements. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities."

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. Upon implementation of the Program, SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example, an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory and other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in such Rule 2a-7-compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations.

Certain Funds invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant. A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged

ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when-issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares, SPDR and ProShares Trust ETFs (collectively, the "Exemption ETFs") and procedures approved by the Board, certain Funds may invest in the Exemption ETFs in excess of the 3% limit described above, provided that such Funds otherwise comply with the conditions of the applicable SEC orders, as they may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

Certain ETFs that are not investment companies may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code.

INVESTMENT IN A SUBSIDIARY—The Dynamic Asset Allocation Fund may seek to gain exposure to the commodity markets, in whole or in part, through investments in a Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent in commodity-linked securities and derivative instruments. The Fund may invest up to 25% of its total assets in a Subsidiary. The derivative instruments in which a Subsidiary primarily intends to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract or a subset of commodities or commodity futures contracts.

With respect to its investments, a Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, a Subsidiary (unlike the Fund) may invest in commodity-linked swap agreements and other commodity-linked derivative instruments. With respect to their investments in certain securities that may involve leverage, a Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the applicable Fund.

A Subsidiary is not registered under 1940 Act and, unless otherwise noted in the Prospectuses, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

In order for the Dynamic Asset Allocation Fund to qualify as a RIC under the Code, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Taxes section. In September 2016, the Internal Revenue Service ("IRS") issued proposed regulations that would generally require a Subsidiary to distribute its income each year in order for the Fund to treat that income as "qualifying income." The Dynamic Asset Allocation Fund plans to secure an opinion of counsel based on customary representations that actual distributions made to the Fund should be treated as "qualifying income", which is consistent with the recently proposed IRS regulations. Accordingly, to the extent a Subsidiary makes distributions out of its earnings and profits, the Dynamic Asset Allocation Fund expects such distributions to be treated as qualifying income. The Adviser will carefully monitor the Funds' investments in a Subsidiary to ensure that no more than 25% of the Fund's assets are invested in a Subsidiary to ensure compliance with the Fund's asset diversification test.

Accordingly, the extent to which the Dynamic Asset Allocation Fund invests in commodities or commodity-linked derivatives through a Subsidiary may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as a RIC or could be required to reduce its exposure to such investments, which may result in difficulty in implementing the Fund's investment strategy. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

LONG/SHORT STRATEGIES—The Long Short Alternative Fund will take long and short positions in an attempt to emulate the return of the Composite, which will primarily consist of hedge funds that implement a long/short equity investment strategy. The returns of the Composite, and therefore, indirectly, the investments made by the Fund, may reflect the risks associated with the underlying hedge funds' long short/short strategies. In general, these strategies gain when the prices of instruments in which they take long positions rise and/or when the prices of instruments in which they take short positions declines.

Returns of such long/short strategies may also depend on the direction of overall market movement. Risk of loss may be significant when long/short strategies incorrectly judge the direction, timing or extent of expected market moves.

MiFID II—Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments (collectively, "MiFID II") took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund's ability to adhere to its investment approach and achieve its investment objective. EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

MASTER LIMITED PARTNERSHIPS ("MLPs")—Investments in units of master limited partnerships ("MLPs") involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Code provides that a Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships ("QPTPs"), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the RIC annual qualifying income requirements described in the "Taxes" section below.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by SIMC or the Sub-Adviser(s), as applicable, to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as GNMA, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") (the "GSEs"), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities ("CMBS"), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Since private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior. Beginning in late 2006, delinquencies, defaults and foreclosures on residential and commercial mortgage loans increased significantly, and they may again increase in the future. In addition, beginning in late 2006, numerous originators and servicers of residential mortgage loans experienced serious financial difficulties and, in many cases, went out of business or were liquidated in bankruptcy proceedings. Those difficulties resulted, in part, from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations and warranties regarding loan characteristics.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. While it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds' actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions.

If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities include, among others, obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indexes or securities must be "covered" as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as an adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include those discussed in the Prospectuses, as well as: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUERTO RICO INVESTMENT—To the extent a Fund invests in Puerto Rico municipal securities, the Fund's performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico's municipal issuers, are likely to affect each Fund's performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico's economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico's economy relative to other economies that depend less on tourism.

PUT TRANSACTIONS—A Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

QUANTITATIVE INVESTING—A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS ("REITs")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs,

Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, they provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (i) availability of tax-loss carryforwards, (ii) operation in non-REIT-qualifying lines of business and (iii) the ability to retain earnings.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to RICs under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the Fund's custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the 1933 Act, or an exemption from registration. Permitted investments for the Funds include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

RISKS OF CYBER ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund's distributor, custodian, transfer agent, or any other of a Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund, or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act, which may or may not seek to maintain a stable net asset value of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The Liquidity Fund does not seek to maintain a stable net asset value, and therefore its net asset value will fluctuate. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund. When a Fund invests in the Liquidity Fund, it will bear a pro rata portion of the Liquidity Fund's expenses, which includes fees paid to SIMC or its affiliates.

SENIOR LOANS AND BANK LOANS—Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Funds can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if a Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

SIMC or a Sub-Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, SIMC or a Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, a Fund (and other clients of SIMC or a Sub-Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the SIMC or a Sub-Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. SIMC or a Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If SIMC or a Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

The Tax-Managed Managed Volatility, Global Managed Volatility and U.S. Managed Volatility Funds each may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) and the Large Cap Fund may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds having leveraged investment portfolios, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy their obligations.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to a foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing a Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a "credit event" triggering the seller's payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI and in the Prospectuses. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards ("NDFs"). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swap), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TRACKING ERROR—With respect to the Large Cap Index and S&P 500 Index Funds, the following factors may affect the ability of the Fund to achieve correlation with the performance of its benchmark: (i) Fund expenses, including brokerage fees (which may be increased by high portfolio turnover); (ii) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (iii) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) the Fund holding instruments traded in a market that has become illiquid or disrupted; (vi) Fund share prices being rounded to the nearest cent; (vii) changes to the index tracked that are not disseminated in advance; (viii) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, an adviser's use of hedging techniques will generally cause the Fund's performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of each Fund, with the exception of the Dynamic Asset Allocation Fund, which cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate or Long/Short Alternative Fund.

  2(a).  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund, which as a matter of fundamental policy, concentrates its investments in securities issued by companies primarily engaged in the real estate industry. This investment limitation does not apply to the Conservative Income, Tax-Free Conservative Income, Tax-Managed International Managed Volatility or Large Cap Index Fund.

  2(b).  Each of the Tax-Free Conservative Income Fund or the Tax-Managed International Managed Volatility Fund will not concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2(c).  The Large Cap Index Fund will not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except: (i) as may be necessary to approximate the composition of its target index; and (ii) that the Fund may invest without limitation in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and tax-exempt obligations of state or municipal governments and their political subdivisions.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  The Conservative Income Fund, under normal circumstances, may invest at least 25% of its assets in securities issued by companies in the financial services industry, but may invest less than 25% of its assets in this industry as a temporary defensive measure. For purposes of this policy, companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates.

  8.  The Tax-Free Conservative Income Fund, under normal circumstances, will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal income taxes.

Fundamental Policies of the Dynamic Asset Allocation Fund

The following investment limitations are fundamental policies of the Dynamic Asset Allocation Fund, which cannot be changed with respect to the Dynamic Asset Allocation Fund without the consent of the holders of a majority of the Dynamic Asset Allocation Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Dynamic Asset Allocation Fund may:

  1.  Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Dynamic Asset Allocation Fund may not:

  1.  Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of each Fund, with the exception of the Dynamic Asset Allocation Fund, and may be changed by the Board without a vote of shareholders.

No Fund may:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder. With respect to the S&P 500 Index Fund, the Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in this SAI in aggregate amounts not to exceed 10% of the net assets of the Fund taken at current value at the time of the incurrence of such loan and in connection with stock index futures trading as provided in this SAI.

  2.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap, Large Cap Growth, Large Cap Index, S&P 500 Index, U.S. Managed Volatility, Tax-Managed Managed Volatility, Conservative Income, Tax-Free Conservative Income, Multi-Strategy Alternative, Tax-Managed International Managed Volatility or Long/Short Alternative Fund.

  3.  Purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. This investment limitation does not apply to the Real Return Fund.

  4.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Real Estate, S&P 500 Index or Long/Short Alternative Fund.

  5.  Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, with respect to the Long/Short Alternative, Tax-Free Conservative Income and Tax-Managed International Managed Volatility Funds, tax-exempt obligations of state or municipal governments or their political subdivisions. This investment limitation does not apply to the Conservative Income, Real Estate and Large Cap Index Fund.

  6(a).  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required. With respect to the S&P 500 Index Fund, the Fund may not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of the Fund. This investment limitation does not apply to the Large Cap, Large Cap Index, Small Cap, Tax-Managed International Managed Volatility, Conservative Income, Tax-Free Conservative Income or Long/Short Alternative Fund.

  6(b).  With respect to the Large Cap Index, Tax-Managed International Managed Volatility, Conservative Income, Tax-Free Conservative Income and Long/Short Alternative Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

  7.  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC or with respect to the S&P 500 Index Fund, the Fund may not issue senior securities except in connection with permitted borrowings as described in this SAI or as permitted by rule, regulation or order of the SEC. This investment limitation does not apply to the Global Managed Volatility, Tax-Managed International Managed Volatility, Enhanced Income, Conservative Income, Tax-Free Conservative Income, Real Return, Multi-Strategy Alternative or Long/Short Alternative Fund.

  8.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds inter-fund lending program. With respect to the S&P 500 Index Fund, the Fund may not make loans, except that the Fund: (i) may enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 15% of the Fund's total assets; (ii) may engage in securities lending as described in this SAI; (iii) may purchase or hold debt instruments with its investment objectives and policies; and (iv) participate in the SEI Funds inter-fund lending program.

  9(a).  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. This investment limitation does not apply to the Long/Short Alternative, Tax-Managed International Managed Volatility, Conservative Income or Tax-Free Conservative Income Fund.

  9(b).  With respect to each of the Long/Short Alternative, Tax-Managed International Managed Volatility, Conservative Income and Tax-Free Conservative Income Funds, invest in unmarketable interests in real estate limited partnership or invest directly in real estate, except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent any Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs). Each of the Long/Short Alternative, Conservative Income and Tax-Free Conservative Income Funds may purchase or sell financial and physical commodities, commodity contracts based on (or related to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities of financial commodities.

  10.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  11.  With respect to the Large Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  12.  With respect to the Large Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Index Fund, under normal circumstances, invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the index that the Fund is currently designed to track or in depositary receipts representing securities in such index. The Fund will notify its shareholders at least 60 days prior to any change to this policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

  14.  With respect to the Tax-Managed Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the S&P 500 Index Fund, with respect to 75% of its assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer; (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  16.  With respect to the S&P 500 Index Fund, make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

  17.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Small Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Small Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  20.  With respect to the Tax-Managed Small/Mid Cap Fund, under normal circumstances, the Fund will invest less than 80% of its net assets in equity securities of small and mid-capitalization companies, including ETFs. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  21.  With respect to the Mid-Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  22.  With respect to the Real Estate Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and REOCs). The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  23.  With respect to the Enhanced Income Fund, invest less than 80% of net assets in obligations of U.S. dollar-denominated instruments. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  24.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  25.  With respect to the U.S. Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change in this policy.

  26.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

Non-Fundamental Policies of the Dynamic Asset Allocation Fund

The following limitations are non-fundamental policies of the Dynamic Asset Allocation Fund and may be changed by the Board without a vote of shareholders.

The Dynamic Asset Allocation Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  3.  Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  4.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

  5.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds inter-fund lending program.

  6.  Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

  7.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Dynamic Asset Allocation Fund may:

  1.  Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

With respect to the Global Managed Volatility, Tax-Managed Managed Volatility, Enhanced Income and U.S. Managed Volatility Funds, for purposes of the industry concentration limitation specified in the SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies, such as the World Bank or any affiliate thereof or the United Nations, or related entities, will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each Fund's Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to:

•  maintaining books and records related to a Fund cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the net asset value of the Funds in accordance with the Funds' valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund. Effective January 1, 2017, the annual rates are as set forth in the charts below:

For the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, Real Estate, U.S. Managed Volatility , Global Managed Volatility, Tax-Managed Managed Volatility, Multi-Strategy Alternative, Long/Short Alternative and Dynamic Asset Allocation Funds:

Administration Fee
On the first $1.5 billion of Assets;	0.300%
on the next $500 million of Assets;	0.2550%
on the next $500 million of Assets;	0.210%
on the next $500 million of Assets;	0.1650%
on Assets over $3 billion.	0.120%

For the S&P 500 Index Fund:

Administration Fee
On the first $2 billion of Assets;	0.220%
on the next $500 million of Assets;	0.210%
on the next $500 million of Assets;	0.1650%
on Assets over $3 billion.	0.120%

For the Tax-Managed International Managed Volatility Fund:

Administration Fee
On the first $1.5 billion of Assets;	0.450%
on the next $500 million of Assets;	0.370%
on the next $500 million of Assets;	0.290%
on the next $500 million of Assets;	0.210%
on Assets over $3 billion.	0.130%

For the Core Fixed Income, U.S. Fixed Income, High Yield Bond, Enhanced Income, Real Return, Conservative Income and Tax-Free Conservative Income Funds:

Administration Fee
On the first $1.5 billion of Assets;	0.200%
on the next $500 million of Assets;	0.1775%
on the next $500 million of Assets;	0.1550%
on the next $500 million of Assets;	0.1325%
on Assets over $3 billion.	0.110%

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator's voluntary fee waiver for the fiscal years ended September 30, 2015, 2016 and 2017:

	Administration Fees Paid (000)						Administration Fees Waived (000)
	2015		2016		2017		2015		2016		2017
Large Cap Fund	$8,299		$7,078		$6,603		$0		$0		$0
Large Cap Value Fund	$4,505		$3,964		$4,137		$0		$0		$0
Large Cap Growth Fund	$4,758		$4,350		$4,287		$731		$725		$174
Large Cap Index Fund	*		*		*		*		*		*
Tax-Managed Large Cap Fund	$9,916		$10,311		$8,722		$0		$0		$0
S&P 500 Index Fund	$2,234		$1,439		$1,623		$405		$321		$304
Small Cap Fund	$1,642		$1,672		$1,758		$0		$0		$0
Small Cap Value Fund	$1,151		$1,121		$1,162		$0		$0		$0
Small Cap Growth Fund	$1,075		$932		$985		$0		$0		$0
Tax-Managed Small/ Mid Cap Fund	$1,914		$1,949		$2,354		$0		$0		$0
Mid-Cap Fund	$283		$271		$317		$0		$0		$0
U.S. Managed Volatility Fund	$3,761		$4,494		$4,836		$0		$0		$0
Global Managed Volatility Fund	$6,042		$5,851		$4,513		$0		$0		$0
Tax-Managed Managed Volatility Fund	$2,604		$3,191		$3,110		$0		$0		$0
Tax-Managed International Managed Volatility Fund	*		*		$1,272	†	*		*		$0	†
Real Estate Fund	$753		$620		$559		$0		$0		$0
Enhanced Income Fund	$659		$609		$202		$346		$336		$97
Core Fixed Income Fund	$5,870		$5,877		$4,425		$1,541		$1,679		$419
U.S. Fixed Income Fund	$3,234		$3,480		$3,648		$851		$994		$313
High Yield Bond Fund	$5,322		$5,265		$3,657		$1,633		$1,755		$412
Conservative Income Fund	*		$59	††	$414		*		$47	††	$276
Tax-Free Conservative Income Fund	*		$38	††	$297		*		$29	††	$203
Real Return Fund	$853		$909		$637		$277		$303		$74
Dynamic Asset Allocation Fund	$33	†††	$1,443		$1,969		$0	†††	$0		$0
Multi-Strategy Alternative Fund	$1,571		$1,648		$1,539		$736		$894		$833
Long/Short Alternative Fund	$90	††††	$124		$103		$6	††††	$0		$0

*  Not in operation during such period.

†  Commenced operations on October 17, 2016.

††  Commenced operations on April 22, 2016.

†††  Commenced operations on July 30, 2015.

††††  Commenced operations on December 19, 2014.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC had approximately $170.99 billion in assets as of September 30, 2017.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds' shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their Sub-Advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds. Sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the sub-advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers' performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds except for the Real Return Fund. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Investment Advisory Agreement provides that SIMC or the Fund's Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or the Fund's Sub-Adviser, as applicable, or by SIMC or the Fund's Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended September 30, 2017 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Large Cap Fund	0.39%	0.18%
Large Cap Value Fund	0.35%	0.16%
Large Cap Growth Fund	0.40%	0.22%
Large Cap Index Fund	0.05%	*
Tax-Managed Large Cap Fund	0.40%	0.17%
S&P 500 Index Fund	0.03%	0.01%
Small Cap Fund	0.65%	0.41%
Small Cap Value Fund	0.65%	0.44%
Small Cap Growth Fund	0.65%	0.45%
Tax-Managed Small/Mid Cap Fund	0.65%	0.36%
Mid-Cap Fund	0.40%	0.29%
U.S. Managed Volatility Fund	0.65%	0.21%
Global Managed Volatility Fund	0.65%	0.20%
Tax-Managed Managed Volatility Fund	0.65%	0.21%
Tax-Managed International Managed Volatility Fund	0.65%	0.25%
Real Estate Fund	0.65%	0.44%
Enhanced Income Fund	0.40%	0.24%
Core Fixed Income Fund	0.275%	0.11%
U.S. Fixed Income Fund	0.275%	0.11%
High Yield Bond Fund	0.4875%	0.27%
Conservative Income Fund	0.10%	0.03%
Tax-Free Conservative Income Fund	0.10%	0.03%
Real Return Fund	0.22%	0.00%
Dynamic Asset Allocation Fund	0.60%	0.06%
Multi-Strategy Alternative Fund	1.50%	0.62%
Long/Short Alternative Fund	0.80%	0.45%

*  Not in operation during such period.

SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended September 30, 2015, 2016 and 2017, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC's contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended September 30, 2017:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Fund	$9,133	$1,443	$4,322	$3,368
Large Cap Value Fund	$4,826	$551	$2,230	$2,045
Large Cap Growth Fund	$5,716	$1,109	$3,085	$1,522
Large Cap Index Fund	*	*	*	*
Tax-Managed Large Cap Fund	$13,908	$1,451	$5,982	$6,475

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
S&P 500 Index Fund	$221	$0	$72	$149
Small Cap Fund	$3,810	$534	$2,409	$867
Small Cap Value Fund	$2,519	$357	$1,692	$470
Small Cap Growth Fund	$2,135	$400	$1,465	$270
Tax-Managed Small/ Mid Cap Fund	$5,100	$719	$2,835	$1,546
Mid-Cap Fund	$423	$6	$302	$115
U.S. Managed Volatility Fund	$10,577	$3,702	$3,457	$3,418
Global Managed Volatility Fund	$9,797	$1,865	$2,973	$4,959
Tax-Managed Managed Volatility Fund†	$6,738	$2,390	$2,218	$2,130
Tax-Managed International Managed Volatility Fund	$1,837	$805	$756	$276
Real Estate Fund	$1,211	$164	$817	$230
Enhanced Income Fund	$350	$135	$206	$9
Core Fixed Income Fund	$5,645	$2,161	$2,176	$1,308
U.S. Fixed Income Fund	$4,641	$1,816	$1,805	$1,020
High Yield Bond Fund	$7,964	$1,404	$4,471	$2,089
Conservative Income Fund	$207	$0	$62	$145
Tax-Free Conservative Income Fund	$148	$0	$45	$103
Real Return Fund	$619	$290	$0	$329
Dynamic Asset Allocation Fund	$3,938	$2,805	$389	$744
Multi-Strategy Alternative Fund	$7,697	$4,447	$3,160	$90
Long/Short Alternative Fund	$274	$91	$154	$29

*  Not in operation during such period.

†  Commenced operations on October 17, 2016.

For the fiscal year ended September 30, 2016:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Fund	$9,201	$1,876	$4,569	$2,756
Large Cap Value Fund	$4,624	$531	$2,209	$1,884
Large Cap Growth Fund	$5,801	$586	$2,991	$2,224
Large Cap Index Fund	*	*	*	*
Tax-Managed Large Cap Fund	$13,748	$3,079	$5,634	$5,035
S&P 500 Index Fund	$196	$0	$64	$132
Small Cap Fund	$3,623	$530	$2,273	$820
Small Cap Value Fund	$2,428	$347	$1,651	$430
Small Cap Growth Fund	$2,018	$377	$1,281	$360
Tax-Managed Small/ Mid Cap Fund	$4,223	$597	$2,365	$1,261
Mid-Cap Fund	$361	$1	$257	$103
U.S. Managed Volatility Fund	$9,737	$3,428	$2,958	$3,351
Global Managed Volatility Fund	$12,677	$2,463	$3,850	$6,364
Tax-Managed Managed Volatility Fund	$6,914	$2,448	$2,200	$2,266
Tax-Managed International Managed Volatility Fund	*	*	*	*
Real Estate Fund	$1,343	$177	$891	$275
Enhanced Income Fund	$812	$283	$509	$20
Core Fixed Income Fund	$5,772	$2,284	$2,223	$1,265
U.S. Fixed Income Fund	$3,418	$1,462	$1,325	$631
High Yield Bond Fund	$8,556	$1,561	$4,859	$2,136
Conservative Income Fund†	$29	$0	$9	$20

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Tax-Free Conservative Income Fund†	$19	$0	$6	$13
Real Return Fund	$667	$303	$0	$364
Dynamic Asset Allocation Fund	$2,886	$2,104	$287	$495
Multi-Strategy Alternative Fund	$8,238	$6,040	$1,861	$337
Long/Short Alternative Fund	$331	$96	$185	$275

*  Not in operation during such period.

†  Commenced operations on April 22, 2016.

For the fiscal year ended September 30, 2015:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Fund	$10,789	$1,874	$5,262	$3,653
Large Cap Value Fund	$5,256	$391	$2,505	$2,360
Large Cap Growth Fund	$6,344	$487	$3,227	$2,630
Large Cap Index Fund	*	*	*	*
Tax-Managed Large Cap Fund	$13,222	$2,612	$5,653	$4,957
S&P 500 Index Fund	$305	$0	$100	$205
Small Cap Fund	$3,557	$412	$2,261	$884
Small Cap Value Fund	$2,495	$297	$1,777	$421
Small Cap Growth Fund	$2,330	$385	$1,470	$475
Tax-Managed Small/ Mid Cap Fund	$4,147	$528	$2,466	$1,153
Mid-Cap Fund	$377	$0	$275	$102
U.S. Managed Volatility Fund	$8,149	$2,864	$2,593	$2,692
Global Managed Volatility Fund	$13,091	$2,425	$4,193	$6,473
Tax-Managed Managed Volatility Fund	$5,642	$1,971	$1,767	$1,904
Tax-Managed International Managed Volatility Fund	*	*	*	*
Real Estate Fund	$1,633	$189	$1,082	$362
Enhanced Income Fund	$879	$297	$523	$59
Core Fixed Income Fund	$5,765	$2,084	$2,228	$1,453
U.S. Fixed Income Fund	$3,176	$1,300	$1,272	$604
High Yield Bond Fund	$8,647	$1,342	$4,832	$2,473
Conservative Income Fund	*	*	*	*
Tax-Free Conservative Income Fund	*	*	*	*
Real Return Fund	$626	$256	$0	$370
Dynamic Asset Allocation Fund†	$66	$52	$6	$8
Multi-Strategy Alternative Fund	$7,856	$7,475	$0	$381
Long/Short Alternative Fund††	$240	$68	$135	$37

*  Not in operation during such period.

†  Commenced operations on July 30, 2015.

††  Commenced operations on December 19, 2014.

For the fiscal years ended September 30, 2015, 2016 and 2017, the following table shows: (i) the dollar amount of fees paid by SIMC to LSV, which is an affiliate of SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)			Fees Waived (000)
Fund	2015	2016	2017	2015	2016	2017
Large Cap Fund	$451	$326	$312	$0	$0	$0
Large Cap Value Fund	$352	$298	$374	$0	$0	$0
Tax-Managed Large Cap Fund	$443	$481	$462	$0	$0	$0

	Fees Paid (000)			Fees Waived (000)
Fund	2015	2016	2017	2015	2016	2017
Small Cap Value Fund	$420	$332	$328	$0	$0	$0
Tax-Managed Small/Mid Cap Fund	$0	$0	$0	$0	$0	$0
Tax-Managed Managed Volatility Fund	$855	$1,117	$1,333	$0	$0	$0
U.S. Managed Volatility Fund	$1,172	$1,412	$1,738	$0	$0	$0
Tax-Managed International Managed Volatility Fund	*	*	$328	*	*	$0

*  Not in operation during such period.

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds. Acadian was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE.

AJO, LP—AJO, LP ("AJO"), serves as a Sub-Adviser to a portion of the assets of the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. AJO is wholly owned by its 15 limited partners. Theodore R. Aronson is Managing Principal of AJO.

ANALYTIC INVESTORS, LLC—Analytic Investors, LLC ("Analytic") serves as a Sub-Adviser to a portion of the assets of the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, and Tax-Managed International Managed Volatility Funds. Analytic was founded in 1970.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. AQR, a Delaware limited liability company founded in 1998 and registered investment adviser under the Investment Advisers Act of 1940, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

ARES MANAGEMENT LLC—Ares Management LLC ("Ares LLC") serves as a Sub-Adviser to a portion of the assets of the Enhanced Income and High Yield Bond Funds. Ares LLC is registered with the SEC. Founded in 1997, Ares LLC manages three distinct but complementary and integrated groups that invest in the credit, real estate and private equity markets and has the ability to invest in all levels of a company's capital structure. Ares LLC, a Delaware limited liability company, is a subsidiary of Ares Management, L.P. ("Ares LP"), which is a publicly traded and leading global alternative investment manager. Its common units are traded on the New York Stock Exchange under the ticker symbol ARES.

ARROWMARK PARTNERS—ArrowMark Colorado Holdings, LLC ("ArrowMark"), located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206, serves as a Sub-Adviser to a portion of the assets of the Small Cap Growth Fund. ArrowMark is an investment adviser registered with the SEC as ArrowMark Colorado Holdings, LLC. ArrowMark, founded in 2007, is 100% privately held by its partners.

AXIOM INTERNATIONAL INVESTORS LLC—Axiom International Investors LLC ("Axiom") serves as a Sub-Adviser to a portion of the assets of the Small Cap Growth Fund. From its origins in 1998 as an investment adviser specializing in managing international equity portfolios, Axiom has evolved into the global investment firm it is today. Axiom manages global, small cap and emerging market equities with a single guiding philosophy and consistent, disciplined investment process. Axiom's experienced, research-focused US Small Cap team has worked together for an average of 16 years in its sole Greenwich,

Connecticut office. Axiom's senior leadership has cultivated a culture of excellence, uncompromising effort and responsive service to meet the goals of the institutional investors it serves. As a 100% employee owned firm, Axiom maintains the independence it needs to focus on delivering alpha through its bottom-up, growth-oriented investment discipline.

BEACHHEAD CAPITAL MANAGEMENT, LLC—Beachhead Capital Management, LLC ("Beachhead") serves as a Sub-Adviser to a portion of the assets of the Long/Short Alternative Fund. Beachhead, a Delaware limited liability company, was founded in 2012 when it acquired substantially all of the assets of its predecessor firm, Belenos Capital Management LLC.

BENEFIT STREET PARTNERS L.L.C.—Benefit Street Partners L.L.C. ("Benefit Street") serves as Sub-Adviser to the High Yield Bond Fund. Since 2011, Benefit Street has been the investment manager of all credit funds affiliated with Providence Equity Partners L.L.C. The principal owners of Benefit Street are (i) Jonathan M. Nelson, through Providence Equity L.L.C. and (ii) Thomas Gahan, through BSP Holdco, LLC.

BLACKROCK ADVISORS, LLC—BlackRock Advisors, LLC ("BAL") serves as a Sub-Adviser to a portion of the assets of the Conservative Income and Tax-Free Conservative Income Funds. BAL is an investment adviser registered with the SEC. BAL is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), an independent and publicly-traded corporation incorporated in Delaware and headquartered in New York, New York. As of September 30, 2017, PNC Financial Services Group, Inc. owned 21.4% of BlackRock and institutional investors, employees and the public held economic interest of 78.6% of BlackRock.

BLACKROCK INVESTMENT MANAGEMENT, LLC—BlackRock Investment Management, LLC ("BIM") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. BIM is an investment adviser registered with the SEC. BIM is a wholly owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), an independent and publicly-traded corporation incorporated in Delaware and headquartered in New York, New York. As of September 30, 2017, The PNC Financial Services Group, Inc. owned 21.4% of BlackRock and institutional investors, employees and the public held economic interest of 78.6% of BlackRock.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC—Brandywine Global Investment Management, LLC ("Brandywine Global") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. Brandywine, founded in 1986, is a wholly owned, but independently operated subsidiary of Legg Mason Inc., retaining complete investment autonomy and control over management, investment, and employment decisions.

BRIGADE CAPITAL MANAGEMENT, LP—Brigade Capital Management, LP ("Brigade") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond and Multi-Strategy Alternative Funds. Brigade is a Delaware limited partnership and an SEC-registered investment adviser, and Donald E. Morgan III is the managing partner of Brigade.

CAERUS INVESTORS, LLC—Caerus Investors, LLC ("Caerus") serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Ward Davis (Founder, Chief Investment Officer and Portfolio Manager) and Brian Agnew (Managing Partner and Portfolio Manager) are the owners of the firm.

CARDINAL CAPITAL MANAGEMENT, L.L.C.—Cardinal Capital Management, L.L.C. ("Cardinal") serves as a Sub-Adviser to a portion of the assets of the Small Cap Value and Tax-Managed Small/Mid Cap Funds. Cardinal Capital Management is an investment management firm focused on small and mid-cap value equities. As of September 30, 2017, Cardinal manages over $2.5 billion in assets and has specialized in value stocks since the firm's founding in 1995. Cardinal's investment options are designed for institutions and high net worth individuals who value superior long-term, risk-adjusted investment returns.

CASTLEARK MANAGEMENT LLC—CastleArk Management LLC ("CastleArk"), located at 1 N. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small/Mid Cap Fund. CastleArk was formed in 1999 and is 100% employee-owned.

CENTERSQUARE INVESTMENT MANAGEMENT LLC—CenterSquare Investment Management LLC ("CenterSquare") serves as a Sub-Adviser to a portion of the assets of the Real Estate Fund. CenterSquare, founded in 1995, manages real estate and infrastructure securities portfolios.

On January 2, 2018, CenterSquare separated from its parent company, the Bank of New York Mellon, via a management buyout led by CenterSquare's management team and private equity firm Lovell Minnick Partners. CenterSquare has purchased the assets of the predecessor CenterSquare companies. In addition to the purchase of assets, all employees, contracts, and performance has been transferred or assumed by the new ownership entity. Lovell Minnick Partners is a well-recognized and respected private equity group based outside of Philadelphia, with a long and successful track record of investing across the investment management, distribution, and advisory value chain. Lovell Minnick has a majority ownership while management of CenterSquare has a significant minority interest.

COHO PARTNERS, LTD.—Coho Partners, Ltd. ("Coho") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. Coho is 100% employee owned.

EAM INVESTORS, LLC—EAM Investors, LLC ("EAM Investors"), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap Growth Funds. EAM Investors was founded as a California Limited Liability Company in 2007. EAM Investors employees own 56% of EAM Investors. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm.

EMSO ASSET MANAGEMENT LIMITED—Emso Asset Management Limited ("Emso") serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Emso is regulated by the FCA, is registered with the SEC as an investment adviser under the Advisers Act, is registered with the CFTC as a CPO and a CTA under the United States Commodity Exchange Act and is a member of the NFA. The Investment Manager is a wholly-owned subsidiary of White Park Limited, a Cayman Islands exempted company which is wholly owned by Mark Franklin and a significant number of other members of Emso's team.

FALCON POINT CAPITAL, LLC—Falcon Point Capital, LLC ("Falcon Point") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap Growth Funds. Falcon Point is a San Francisco-based SEC-registered investment adviser which was formed with the 2004 buyout of a predecessor firm. Falcon Point provides asset management services to pension plans, endowments, foundations, and high net worth individuals. In November 2004, senior management completed a management buyout of certain strategies, and Falcon Point is now 100% employee owned.

FIERA CAPITAL INC.—Fiera Capital Inc. ("Fiera") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. Fiera is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940 and is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation ("FCC"), a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). As of September 30, 2017, Fiera had approximately $23 billion in assets under management. Fiera is under common control with FCC, which also manages other vehicles/accounts in accordance with an investment strategy that is substantially similar to that of the Large Cap Fund. From time to time Fiera may engage its investment advisory affiliates ("Participating Affiliates") around the world to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by Fiera, including the Large Cap Fund. In fact, Fiera has engaged FCC to provide such services. This Participating Affiliate provides services to Fiera pursuant to personnel-sharing or similar inter-company arrangements. This Participating Affiliate is registered with the appropriate respective regulator in its home jurisdiction.

JACKSON SQUARE PARTNERS, LLC—Jackson Square Partners, LLC ("JSP") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. JSP is owned by California Partners, LLC (representing the JSP investment team's ownership of JSP) and Delaware

Investments. JSP is the investment adviser to the Jackson Square Partners Funds and is therefore an affiliate of the following funds: Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund, and Jackson Square SMID-Cap Growth Fund. JSP may also be deemed to be an affiliate of (i) Macquarie, Delaware Investments, Delaware Investments Advisory Services, Delaware Management Company, Delaware Investment Advisers, Delaware Investments Fund Advisers, Delaware Capital Management, the Delaware Investments® Family of Funds, and Delaware Distributors, L.P. (collectively, the "Delaware Affiliates"); and (ii) California Street Partners LLC. The Delaware Affiliates, with the exception of the Delaware Investments® Family of Funds, are part of the Macquarie Group which is a global provider of banking, financial, advisory, investment and funds management services.

JENNISON ASSOCIATES LLC—Jennison Associates LLC ("Jennison") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969. Jennison, a Delaware limited liability company, is a direct, wholly-owned subsidiary of PGIM, Inc. (formerly Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. JPMIM is a registered investment adviser and an indirect, wholly owned subsidiary of JPMorgan Chase & Co ("JPMorgan").

KETTLE HILL CAPITAL MANAGEMENT, LLC—Kettle Hill Capital Management, LLC ("Kettle Hill") serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Kettle Hill, founded in 2003, is registered as an investment adviser with the SEC. Kettle Hill has operated as an adviser to long-short equity limited partnership products from 2003 to the present. Kettle Hill sub-advises one open-end investment company in addition to the Multi-Strategy Alternative Fund.

LMCG INVESTMENTS, LLC—LMCG Investments, LLC ("LMCG") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. LMCG is a board-managed limited liability company owned by its employees, Lee P. Munder, and Royal Bank of Canada ("RBC"). LMCG operates independently of RBC, a publicly held Canadian bank that on November 2, 2015 acquired City National Corporation, LMCG's former majority owner.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1994. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

MOUNTAINEER PARTNERS MANAGEMENT, LLC—Mountaineer Partners Management, LLC ("Mountaineer") serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Mountaineer was founded in 2011 and is a 100% employee-owned Delaware limited liability company.

METROPOLITAN WEST ASSET MANAGEMENT, LLC—Metropolitan West Asset Management, LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. MetWest, founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC ("Parametric") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. Eaton Vance Corp., through its wholly-owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains 100% voting control of Parametric and a current profit interest and capital interest in Parametric of 93.54% and 98.70%, respectively. Former and current employees of Parametric, through ownership in Parametric Portfolio LP, currently hold a combined indirect profit interest and capital interest in Parametric of 6.46% and 1.30%, respectively.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Mid-Cap Fund. QMA is a direct, wholly-owned subsidiary of PGIM, Inc. (formerly known as Prudential Investment Management, Inc.), which is a wholly-owned subsidiary of PGIM Holding Company LLC, which in turn is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

RAMIUS ADVISORS, LLC.—Ramius Advisors, LLC ("Ramius") serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Ramius is a wholly owned subsidiary of Cowen Investment Management LLC, which is a wholly owned subsidiary of Cowen Inc. In 2009, Cowen Investment Management LLC combined with the former Cowen Inc. in a transaction that created the new Cowen Inc., a diversified financial services company ("Cowen"). Cowen comprises two business units, Cowen Investment Management LLC and Cowen and Company LLC. Ramius was founded in 1994 and has been a Registered Investment Adviser with the SEC since 1997.

RICE HALL JAMES & ASSOCIATES LLC—Rice Hall James & Associates LLC ("RHJ"), serves as a Sub-Adviser to a portion of the assets of the Small Cap and Tax-Managed Small/Mid Cap Funds. RHJ is a 100% employee owned Delaware limited liability company founded in 1974. RHJ provides investment management services on a discretionary basis to its clients. RHJ's clients include high net worth individuals, pension and profit sharing plans, charitable organizations, corporations and other businesses, state and municipal government entities, and affiliated registered investment companies. Currently, RHJ offers six core investment strategies: SMID Cap Equity, Small Cap Equity, Micro Cap Equity, Small Cap Opportunities, Micro Cap Opportunities, and SMID Cap Opportunities. RHJ is not an affiliate or subsidiary of any organization utilized as part of its investment process. As of September 30, 2017, RHJ held $3.3 billion in assets under management.

SCHAFER CULLEN CAPITAL MANAGEMENT—Schafer Cullen Capital Management ("Schafer Cullen") serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Large Cap Fund. Schafer Cullen is a registered investment adviser with the U.S. Securities and Exchange Commission and is based in New York, NY. Schafer Cullen is controlled by James Cullen, a co-founder of the firm who owns 51% of the shares issued and outstanding.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Real Estate Fund. Security Capital is an indirect, 100% owned subsidiary of JPMorgan Chase & Co.

SNOW CAPITAL MANAGEMENT L.P.—Snow Capital Management, L.P. ("SCM"), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. SCM is a 95% employee-owned Pennsylvania limited partnership.

SSGA FUNDS MANAGEMENT, INC.—SSGA Funds Management, Inc. ("SSGA FM") serves as the Sub-Adviser to a portion of the assets the Large Cap Index, S&P 500 Index and Dynamic Asset Allocation Funds. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation ("State Street"), a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSGA"), the investment management arm of State Street.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company LLP ("Wellington Management"), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the Enhanced Income Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

WELLS CAPITAL MANAGEMENT INCORPORATED—Wells Capital Management Incorporated ("WellsCap") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed

Income Funds. WellsCap became a subsidiary of Wells Fargo & Company in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. Western Asset Limited is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Portfolio Management.

SIMC

Compensation. SIMC compensates each portfolio manager for his or her management of the Funds. Each portfolio manager's compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows. Portfolio manager compensation is a combination of both Fund performance and SEI/Company performance. A majority of each portfolio manager's compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. As of September 30, 2017, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
Stephen C. Dolce, CFA	None
Eugene Barbaneagra, CFA	$10,001-$50,000
David L. Hintz, CFA	None
Richard A. Bamford	None
Erin Garrett	None
David S. Aniloff, CFA	$1-$10,000
Sean P. Simko	None
Tim Sauermelch, CFA	None
Radoslav Koitchev	None
James Smigiel	$1-$10,000
James Solloway, CFA	$1-$10,000
Michael Schafer	None

Other Accounts. As of September 30, 2017, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Stephen C. Dolce, CFA	11	$16,291.6	6	$2,360.7	0	$0
Eugene Barbaneagra, CFA	3	$4,692.6	6	$5,699.7	3	$27.1
David L. Hintz, CFA	1	$4,250.8	2	$1,394.9	0	$0
Richard A. Bamford	26	$37,011.4	5	$587.0	0	$0
Erin Garrett	24	$35,428.3	7	$775.2	0	$0
David S. Aniloff, CFA	1	$2,943.8	3	$1,477.3	0	$0
Sean P. Simko	2	$1,634.9	1	$132.7	10	$4,373.1
Tim Sauermelch, CFA	2	$1,634.9	0	$0	7	$2,605.6

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Radoslav Koitchev	0	$0	1	$166.8	0	$0
James Smigiel	19	$4,007	43	$6,920.9	16	$4,812.8
James Solloway, CFA	1	$2,577.9	1	$621.2	0	$0
Michael Schafer	1	$2,943.8	3	$1,477.3	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day oversight of the Funds' investments. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' oversight of the Funds and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds. The following information relates to the period ended September 30, 2017.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Because portfolio management in Acadian's equity strategies is a team approach, investment team members' compensation is not linked to the performance of specific accounts, but rather to the individual's overall contribution to the success of the team and the firm's profitability. This helps to ensure an "even playing field" as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Ownership of Fund Shares. As of September 30, 2017, Acadian's portfolio managers did not beneficially own any shares of the Global Managed Volatility, Tax-Managed International Managed Volatility or Multi-Strategy Alternative Funds.

Other Accounts. As of September 30, 2017, in addition to the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds, Acadian's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ryan Taliaferro	17		$7,601	85		$27,441	178		$55,826
	1	*	$1,709	11	*	$3,000	16	*	$6,465
Mark Birmingham	17		$7,601	85		$27,441	178		$55,826
	1	*	$1,709	11	*	$3,000	16	*	$6,465
Alex Voitenok	17		$7,601	85		$27,441	178		$55,826
	1	*	$1,709	11	*	$3,000	16	*	$6,465
Brendan Bradley	17		$7,601	85		$27,441	178		$55,826
	1	*	$1,709	11	*	$3,000	16	*	$6,465

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

For all equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The professionals shown above function as part of an investment team of 28 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $900 million in model advisory contracts where Acadian does not have trading authority.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds, which may have different investment guidelines and objectives. In addition to the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds, may track the same benchmarks or indexes as the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds track and may sell securities that are eligible to be held, sold or purchased by the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds as set forth in an investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The following information relates to the period ended September 30, 2017.

All AJO portfolio managers are compensated through a fixed salary and merit-based cash bonuses; in addition, principals of the firm may receive equity-based cash distributions. Each calendar year-end, the managing partner of AJO, in consultation with the other senior partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation.

Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Ownership of Fund Shares. As of September 30, 2017, AJO's portfolio managers did not beneficially own any shares of the U.S. Managed Volatility or Tax-Managed Managed Volatility Funds.

Other Accounts. As of September 30, 2017, in addition to the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, AJO's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Theodore R. Aronson, CFA, CIC; Stefani Cranston, CFA, CPA; Gina Marie N. Moore, CFA; Christopher J. W. Whitehead, CFA; and Gregory J. Rogers, CFA	12		$2,540.91	19		$4,943.49	129		$18,989.61
	1	*	$125.35	4	*	$558.18	67	*	$9,218.80

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee. Each performance-based-fee account pays AJO based on the account's pre-tax performance versus a strategy-specific benchmark over a measurement period chosen by the client.

Conflicts of Interest. The management of the other accounts by AJO's portfolio managers may give rise to potential conflicts of interest in connection with their management of the investments of the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds alongside other accounts. The other accounts managed by AJO's portfolio managers include those referenced above. The other accounts might have similar investment objectives as the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise because AJO's portfolio managers know the size, timing and possible market impact of the U.S. Managed Volatility and Tax-Managed Managed Volatility Fund trades. It is possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of other accounts than from the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, such securities might not be suitable for the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds given their investment objectives and related restrictions.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, and Tax-Managed International Managed Volatility Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, and Tax-Managed International Managed Volatility Funds. The following information relates to the period ended September 30, 2017.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of Fund Shares. As of September 30, 2017, Analytic's portfolio managers did not beneficially own any shares of the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds.

Other Accounts. As of September 30, 2017, in addition to the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds, Analytic's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Dennis Bein	16	$6,741.2	18		$2,464.8	28		$7,140.6
	0	$0	4	*	$360.0	2	*	$307.8
Harindra de Silva, Ph.D.	19	$7,951.8	19		$2,474.0	29		$7,432.8
	0	$0	4	*	$360.0	2	*	$307.8
Ryan Brown	10	$3,909.0	6		$481.6	18		$4,886.5
	0	$0	2	*	$78.7	1	*	$276.3
David Krider	6	$2,832.2	13		$1,983.2	10		$2,254.1
	0	$0	2	*	$281.3	1	*	$31.5

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Analytic's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Analytic's portfolio managers include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The other accounts might have similar investment objectives as the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds. Because of their positions with the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds, such securities might not be suitable for the U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds given their investment objectives and related restrictions.

AQR

Compensation. SIMC pays AQR a fee based on the assets under management of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. The following information relates to the period ended September 30, 2017.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the net income generated by AQR and each Principal's relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal's relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.

Ownership of Fund Shares. As of September 30, 2017, AQR's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Value, Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, AQR's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Clifford S. Asness, Ph.D., M.B.A.	38	$24,952	52		$31,147	77		$40,571
	0	$0	43	*	$25,164	28	*	$11,865
Jacques A. Friedman, M.S.	50	$30,955	51		$27,738	120		$66,150
	0	$0	39	*	$21,983	40	*	$18,518
Ronen Israel, M.A.	34	$19,171	72		$45,610	64		$34,311
	0	$0	61	*	$36,761	23	*	$10,286
Michele L. Aghassi, Ph.D.	24	$12,256	22		$13,395	18		$6,799
	0	$0	16	*	$8,850	6	*	$2,203
Andrea Frazzini, Ph.D., M.S.	42	$23,300	34		$20,402	40		$19,617
	0	$0	26	*	$16,809	12	*	$3,012

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds. Because of their positions with the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds, the portfolio managers know the size, timing and possible market impact of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds.

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds and other accounts managed by AQR, but may not be available in sufficient quantities for the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, because performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and/or Tax-Managed Small/Mid Cap Funds and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Ares LLC

Compensation. SIMC pays Ares LLC a fee based on the assets under management of the Enhanced Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between Ares LLC and SIMC. Ares LLC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced Income and High Yield Bond Funds. The following information relates to the period ended September 30, 2017.

Among other Ares LP partners and owners, Mr. Brufsky receives a share of Ares LP's net income that is distributed to its investors quarterly. Mr. Leupp's performance is reviewed by Mr. Brufsky and other members of management, and his compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The annual performance of each investment professional's recommendations is also compared to the performance of the underlying portfolio securities within their areas of industry coverage for the year in review.

Generally, compensation across the firm is determined by the firm's management committee, with recommendations made by the head of each applicable business unit. Investment professionals receive a base salary and are eligible for a discretionary year-end bonus based on performance. Subject to a minimum compensation threshold, a portion of the year-end bonus may be paid in the form of equity in the firm's publicly traded parent, Ares LP, which vests over time and is intended as a retention mechanism for portfolio managers, investment professionals and other executives of the firm.

Additionally and where applicable, portfolio managers and sometimes analysts and other senior professionals are awarded direct carried interest and/or profit participations with respect to funds in which they are involved, and may also receive similar incentive awards relating to the funds in the firm's other investment groups. This both aligns the compensation of key employees with investment performance and rewards the collaboration of senior professionals across business platforms. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares. As of September 30, 2017, Ares LLC's portfolio managers did not beneficially own any shares of the Enhanced Income or High Yield Bond Funds.

Other Accounts. As of September 30, 2017, in addition to the Enhanced Income and High Yield Bond Funds, Ares LLC's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ares LLC Management Team (Seth Brufsky, John Leupp)	5	$1,525	5		$1,272	43		$17,747
	0	$0	2	*	$901	5	*	$1,519

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The management of other accounts by Ares LLC's portfolio managers may give rise to potential conflicts of interest in connection with their management of the Enhanced Income or High Yield Bond Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Enhanced Income or High Yield Bond Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Enhanced Income or High Yield Bond Funds. Ares LLC does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares LLC believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares LLC's portfolio managers' day-to-day management of the Enhanced Income and High Yield Bond Funds. Because of their positions with the Enhanced Income and High Yield Bond Funds, the portfolio managers know the size, timing and possible market impact of the Enhanced Income or High Yield Bond Funds trades. It is possible that Ares LLC's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Enhanced Income and High Yield Bond Funds. However, Ares LLC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares LLC's portfolio managers' management of the Enhanced Income and High Yield Bond Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Enhanced Income or High Yield Bond Funds. This conflict of interest may be exacerbated to the extent that Ares LLC or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Enhanced Income or High Yield Bond Funds. Notwithstanding this potential conflict of interest, it is Ares LLC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares LLC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares LLC's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Enhanced Income or High Yield Bond Funds, such securities might not be suitable for the Enhanced Income or High Yield Bond Funds given their investment objectives and related restrictions.

By reason of the various activities of the Sub-Adviser and its affiliates, the Sub-Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain investments that might otherwise have been sold at the time.

It is likely that the other advised funds may make investments in the same or similar securities at different times and on different terms than the Enhanced Income and High Yield Bond Funds. The Enhanced Income and High Yield Bond Funds and the other advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Enhanced Income and High Yield Bond Funds may benefit the other advised funds. For example, the sale of a long position or establishment of a short position by the Enhanced Income and High Yield Bond Funds may impair the price of the same security sold short by (and therefore benefit) one or more advised funds, and the purchase of a security or covering of a short position in a security by the Enhanced Income and High Yield Bond Funds may increase the price of the same security held by (and therefore benefit) one or more advised funds.

Applicable law, including the 1940 Act, may at times prevent the Enhanced Income and High Yield Bond Funds from being able to participate in investments that they otherwise would participate in, and may require the Enhanced Income and High Yield Bond Funds to dispose of investments at a time when they otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

Ares has adopted a Code of Ethics (the "Code") that sets forth standards of business and fiduciary conduct. The Code is reasonably designed to minimize actual or potential conflicts of interest between Ares and its clients and prevent violation of federal securities laws.

ArrowMark

Compensation. SIMC pays ArrowMark a fee based on the assets under management of the Small Cap Growth Fund as set forth in an investment sub-advisory agreement between ArrowMark and SIMC. ArrowMark pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth Fund. The following information relates to the period ended September 30, 2017.

ArrowMark's portfolio managers are paid an annual base salary plus bonus for serving clients across all of their related strategies. Bonus compensation is aligned with the success of client portfolios. Portfolio manager compensation is tied to a rolling three year measurement against both peers and the relative strategy benchmark.

Ownership of Fund Shares. As of September 30, 2017, ArrowMark's portfolio managers did not beneficially own any shares of the Small Cap Growth Fund.

Other Accounts. As of September 30, 2017, in addition to the Small Cap Growth Fund, ArrowMark's portfolio managers were responsible for the day-to-day co-management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Chad Meade	5		$3,500	2	$236	20		$897
	2	*	$2,808	0	$0	1	*	$198
Brian Schaub	5		$3,500	2	$236	20		$897
	2	*	$2,808	0	$0	1	*	$198

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small Cap Growth Fund, which may have different investment guidelines and objectives. In addition to the Small Cap Growth Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small Cap Growth Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small Cap Growth Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Small Cap Growth Fund, may track the same benchmarks or indexes as the Small Cap Growth Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Small Cap Growth Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small Cap Growth Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small Cap Growth Fund. To address and manage these potential conflicts of interest, ArrowMark has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Axiom

Compensation. SIMC pays Axiom a fee based on the assets under management of the Small Cap Growth Fund as set forth in an investment sub-advisory agreement between Axiom and SIMC. Axiom pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth Fund. The following information relates to the period ended September 30, 2017.

Axiom is 100% employee owned with equity partnership distributed among 21 key individuals at the firm. 7 of the 8 portfolio managers at Axiom are equity partners. Andrew Jacobson, Chief Investment Officer and Portfolio Manager is the majority shareholder and will remain in that capacity.

Axiom offers a comprehensive benefit package and profit-sharing plan with the added incentive of firm ownership. All of Axiom's employees receive a base salary. In addition, employees are eligible to participate in a profit sharing pool. Participation in that pool is a function of overall firm performance as well as individual contribution to that performance. Individual contribution is measured through a combination of short-term and long-term factors. Long-term factors include tenure, position and scope of responsibilities. Short-term factors include recent success meeting relevant operating targets, whether they are investment performance, trade execution metrics or administrative.

Portfolio Managers' performance is viewed in the context of the entire strategy they are responsible for managing, not any one particular account. Given the variability in tax situations of Axiom's underlying clients, Axiom typically views performance on a pre-tax basis when making strategy wide assessments. Additionally, Axiom takes into consideration the performance of its strategies relative to specific benchmarks, in the case of small cap growth, the Russell 2000 Growth Index.

The ability to attain equity ownership is a key determinant in the stability of its investment team. Axiom maintains competitive salaries and pays bonuses twice per year, once in February and once in August, in order to keep employees continually focused on delivering top performance. Axiom's compensation structure reflects its commitment to maintaining a highly professional investment organization.

Ownership of Fund Shares. As of September 30, 2017, Axiom's portfolio managers did not beneficially own any shares of the Small Cap Growth Fund.

Other Accounts. As of September 30, 2017, in addition to the Small Cap Growth Fund, Axiom's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Kim, CFA	2	$329.4	4		$168.6	1	$3.9
	0	$0	2	*	$137.0	0	$0
Matthew Franco, CFA	2	$329.4	6		$214.9	3	$257.4
	0	$0	2	*	$137.0	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small Cap Growth Fund, which may have different investment guidelines and objectives. In addition to the Small Cap Growth Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small Cap Growth Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small Cap Growth Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Small Cap Growth Fund, may track the same benchmarks or indexes as the Small Cap Growth Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Small Cap Growth Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small Cap Growth Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small Cap Growth Fund. To address and manage these potential conflicts of interest, Axiom has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Beachhead

Compensation. SIMC pays Beachhead a fee based on the assets under management of the Long/Short Alternative Fund as set forth in an investment sub-advisory agreement between Beachhead and SIMC. Beachhead pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long/Short Alternative Fund. The following information relates to the period ended September 30, 2017.

Beachhead does not receive performance-based compensation with respect to the Long/Short Alternative Fund or any other Beachhead-advised fund or client account.

Ownership of Fund Shares. As of September 30, 2017, Beachhead's portfolio managers did not beneficially own any shares of the Long/Short Alternative Fund.

Other Accounts. As of September 30, 2017, in addition to the Long/Short Alternative Fund, Beachhead's portfolio managers were responsible for day-to-day management of certain other accounts, as follows

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Beer	0	$0	1	$149.7	8	$34.6
Mathias Mamou-Mani	0	$0	1	$149.7	8	$34.6

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The co-portfolio managers' management of other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Long/Short Alternative Fund's investments. Such other accounts may have investment objectives similar to the Long/Short Alternative Fund or may hold, purchase or sell securities that are eligible to be held, purchased or sold by the Long/Short Alternative Fund.

While the portfolio managers' management of the other accounts may give rise to potential conflicts of interest, Beachhead does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Beachhead believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Benefit Street

Compensation. SIMC pays Benefit Street a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Benefit Street and SIMC. Benefit Street pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2017.

Benefit Street, PEP or any of their affiliates (together with such affiliates, "Providence") maintain competitive compensation policies that are in line with industry standards for similarly-sized credit funds. The portfolio managers of the High Yield Bond Fund are compensated with a base salary and performance related bonus based on both the individual's performance and the High Yield Bond Fund's performance. While certain indexes may be considered when considering a portfolio manager's compensation, specific benchmarks or periods of time are not necessarily used to calculate a portfolio manager's compensation.

Other factors considered when determining a portfolio manager's compensation include, without limitation, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, and management and supervisory responsibilities. In addition, the portfolio managers may have capital and carried interest directly or indirectly in the general partners of other Providence sponsored credit funds.

Ownership of Fund Shares. As of September 30, 2017, Benefit Street's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2017, in addition to the High Yield Bond Fund, Benefit Street's portfolio managers were responsible for day-to-day management of certain other accounts (which do not include the High Yield Bond Fund), as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Thomas Gahan	3		$2,601.65	23		$14,507.53	10		$2,022.31
	3	*	$2,601.65	23	*	$14,507.53	10	*	$2,022.31
Michael Paasche	2		$2,601.65	21		$12,653.82	5		$1,452.06
	2	*	$2,601.65	21	*	$12,653.82	5	*	$1,452.06
Paul Karpers	0		$0	0		$0	0		$0

†  Benefit Street utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Benefit Street's individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, pooled investment vehicles, other registered investment companies or offshore funds. Each client account may pursue investment opportunities similar to those pursued by another client account or by client accounts of Benefit Street's affiliates. The allocation of investment opportunities will be determined by Benefit Street and its affiliates in their good faith judgment and in accordance with, among other things, Benefit Street's policies and procedures regarding allocating investment opportunities, individual account investment guidelines, and the organizational documents or advisory agreements of the relevant client accounts. Allocation decisions can raise conflicts, for example, if the client accounts have different fee structures. Subject to applicable investment objectives and guidelines, Benefit Street and its affiliates generally allocate investment opportunities on a pro-rata basis among eligible client accounts based upon the current available capital of each such investment vehicle. In addition, certain investment opportunities are allocated using certain factors such as risk factors and/or diversification, client account investment restrictions, currency or other exposures, current portfolio composition (including current cash available), whether the client account has an existing investment in the portfolio company, as well as the client account's phase in its life cycle (for example, certain opportunities may be over-allocated or under-allocated to a client account during the beginning or the end of its investment cycle).

Benefit Street may establish one or more additional investment funds with investment objectives substantially similar to, or different from, those of the current client accounts. Allocation of available investment opportunities between the current client accounts and any such investment fund could give rise to conflicts of interest. In addition, it is expected that employees of Benefit Street responsible for managing a particular client account will have responsibilities with respect to other client accounts and client accounts managed by Benefit Street's affiliates, including funds that may be established in the future.

Conflicts of interest may arise in allocating time, services or functions of these employees between client accounts.

Benefit Street, its affiliates, and officers, principals or employees of Benefit Street and its affiliates may buy or sell securities or other instruments that Benefit Street has recommended to client accounts, including the High Yield Bond Fund. In addition, such officers, principals or employees may buy securities in transactions offered to but rejected by clients. Such transactions are subject to the policies and procedures set forth in Benefit Street's Code of Ethics. Benefit Street, its affiliates, and their employees are prohibited from "front running" (i.e., purchasing a security for a personal account while knowing that a client account is about to purchase the same security, and then selling the security at a profit upon the rise in the market price following the purchase by the client account). They are similarly prohibited from engaging in short selling when they have access to confidential information that a client account is about to sell a particular security. In addition, they are prohibited from "intermarket front running" (e.g., trading in an option for a personal account when a client account is trading in the underlying security and vice versa).

Certain client accounts of Benefit Street and its affiliates may invest in bank debt and securities of companies in which other client accounts hold securities, including equity securities, including a controlling position. In the event that such investments are made by a client account, the interests of such client account may be in conflict with the interests of other client accounts of Benefit Street or its affiliates, particularly in circumstances where the underlying company is facing financial distress. The involvement of client accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors. In certain circumstances, client accounts of Benefit Street or its affiliates may be prohibited from exercising voting or other rights, and may be subject to claims by other creditors with respect to the subordination of their interest. If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the client accounts may or may not provide such additional capital, and if provided each client account will supply such additional capital in such amounts, if any, as determined by Benefit Street or its affiliates. Benefit Street and its affiliates may seek to address these conflicts by adopting policies and procedures designed to ensure that the team managing the investments make independent decisions through the enforcement of information barriers and similar procedures.

A portfolio manager may also face other potential conflicts of interest in managing the High Yield Bond Fund, and the description above is not a complete description of every conflict of interest that could arise in managing both the High Yield Bond Fund and the other accounts listed above.

BAL

Compensation. SIMC pays BAL a fee based on the assets under management of the Conservative Income and Tax-Free Conservative Income Funds as set forth in the investment sub-advisory agreement between BAL and SIMC. BAL plays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Conservative Income and Tax-Free Conservative Income Funds. The following information relates to the period ended September 30, 2017.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio manager's compensation as of September 30, 2017.

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation (BAL portfolio managers of the Conservative Income Fund)

Generally, discretionary incentive compensation for the Cash Management portfolio managers is not formulaic and is a function of several components, including but not limited to: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management, the individual's performance and contribution to the overall performance of these portfolios and BlackRock and the individual's non-financial goals and objectives. Among other things, a subjective determination is made with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager. The performance of Messrs. Hiatt and Mejzak is not measured against a specific benchmark.

Although the framework for compensation decision-making is tied to financial performance, significant discretion is used to determine individual compensation based on achievement of strategic and operating results and other considerations such as management and leadership capabilities.

In determining specific individual compensation amounts, a number of factors are considered including non-financial goals and objectives and overall financial and investment performance. These results are viewed in the aggregate without any specific weighting, and there is no direct correlation between any particular performance measure and the resulting annual incentive award.

Discretionary Incentive Compensation (BAL portfolio managers of the Tax-Free Conservative Income Fund)

Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Henderson and Schiatta is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock restricted stock units, upon vesting, will be settled in BlackRock common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP"), and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Fund Shares. As of September 30, 2017, BAL's portfolio managers did not beneficially own any shares of the Conservative Income or Tax-Free Conservative Income Funds.

Other Accounts. As of September 30, 2017, in addition to the Conservative Income and Tax-Free Conservative Income Funds, BAL's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Richard Mejzak, CFA	30	$278.8	41	$142.9	134	$69.78
Eric Hiatt, CFA, FRM	7	$74.98	19	$119.7	3	$1.27
William Henderson, Jr.	3	$0.744	0	$0	59	$12.92
Kevin Schiatta	5	$4.10	0	$0	4	$0.201

No account listed above is subject to a performance-based advisory fee.

Portfolio Manager Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

BIM

Compensation. SIMC pays BIM a fee based on the assets under management of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between BIM and SIMC. BIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2017.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio manager's compensation as of September 30, 2017.

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds and other accounts are: Lipper Large Cap Growth fund classification; Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Deferred BlackRock stock awards are generally granted in the form of BlackRock restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock common stock. In some cases, additional deferred BlackRock stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock common stock. The portfolio manager of the Large Cap, Large Cap Growth, and Tax-Managed Large Cap Funds has deferred BlackRock stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings

Plan ("RSP"), and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Fund Shares. As of September 30, 2017, BIM's portfolio manager did not beneficially own any shares of the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, BIM's portfolio manager was responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lawrence G. Kemp, CFA	16	$13.75	2	$1.36	1	$0.745

None of the accounts listed above are subject to a performance-based advisory fee.

Portfolio Manager Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of these funds is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Brandywine Global

Compensation.  SIMC pays Brandywine Global a fee based on the assets under management of the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds as set forth in the investment sub-advisory agreement between Brandywine Global and SIMC. Brandywine Global pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds.

Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serve as mechanisms to deter excessive risk-taking.

Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of Brandywine Global, which the firm believes leads to responsibility, accountability, and low turnover of people.

Ownership of Fund Shares.  As of September 30, 2017, Brandywine Global's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds, Brandywine Global's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick S. Kaser, CFA	3	$2,684.6	3	$56.8	25		$2,245.1
	0	$0	0	$0	1	*	$3.96
Paul R. Lesutis, CFA	3	$2,684.6	3	$56.8	25		$2,245.1
	0	$0	0	$0	1	*	$3.96
James J. Clarke	3	$2,684.6	4	$58.1	25		$2,245.1
	0	$0	0	$0	1	*	$3.96

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Brandywine Global's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Large

Cap, Large Cap Value and Tax-Managed Large Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a fund. Additionally, the simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee may create a conflict of interest as the portfolio managers may have an incentive to favor client accounts with the potential to receive greater fees. While the portfolio managers' management of other accounts may give rise to potential conflicts of interest, Brandywine Global does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Brandywine Global believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Brigade

Compensation. SIMC pays Brigade a fee based on the assets under management of the High Yield Bond and Multi-Strategy Alternative Funds as set forth in an investment sub-advisory agreement between Brigade and SIMC. Brigade pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the High Yield Bond and Multi-Strategy Alternative Funds. Brigade's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended September 30, 2017.

Brigade's compensation of Donald E. Morgan, III, Managing Partner and Portfolio Manager, includes a fixed monthly payment and incentive components. It is expected that Mr. Morgan will receive an incentive payment based from other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by Mr. Morgan can, and typically will, represent a significant portion of Mr. Morgan's overall compensation and can vary significantly from year to year.

Brigade's compensation of Douglas C. Pardon, the Co-Portfolio Manager, includes a fixed monthly payment and incentive components. It is expected that Mr. Pardon will receive an incentive payment based from other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by Mr. Pardon can, and typically will, represent a significant portion of Mr. Pardon's overall compensation and can vary significantly from year to year.

Ownership of Fund Shares. As of September 30, 2017, Brigade's portfolio manager did not beneficially own any shares of the High Yield Bond or Multi-Strategy Alternative Funds.

Other Accounts. As of September 30, 2017, in addition to the High Yield Bond and Multi-Strategy Alternative Funds, Brigade's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Donald E. Morgan III	6	$1,357.8	41		$12,788.6	25		$5,785.5
	0	$0	16	*	$4,238.8	4	*	$753.1
Douglas C. Pardon	5	$1,344.7	7		$4,044.1	20		$4,434.8
	0	$0	0		$0	3	*	$624.1

*  These accounts, which are a subset of the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the High Yield Bond and Multi-Strategy Alternative Funds, which may have different investment guidelines and objectives. In addition to the High Yield Bond and

Multi-Strategy Alternative Funds, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts.

In particular, this conflict of interest may arise as a result of Brigade's management of the High Yield Bond and Multi-Strategy Alternative Funds and other accounts, which, in theory, may allow Brigade to allocate investment opportunities in a way that favors other accounts over the High Yield Bond and Multi-Strategy Alternative Funds. This conflict of interest may be exacerbated to the extent that Brigade or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the High Yield Bond and Multi-Strategy Alternative Funds.

Brigade (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the High Yield Bond and Multi-Strategy Alternative Funds. To the extent a particular investment is suitable for both the High Yield Bond and Multi-Strategy Alternative Funds and the other accounts, such investments will be allocated between the High Yield Bond and Multi-Strategy Alternative Funds and the other accounts in a manner that Brigade determines is fair and equitable under the circumstances to all clients, including the High Yield Bond and Multi-Strategy Alternative Funds.

To address and manage these potential conflicts of interest, Brigade has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Caerus

Compensation. SIMC pays Caerus a fee based on the assets under management of the Multi-Strategy Alternative Fund as set forth in an investment sub-advisory agreement between Caerus and SIMC. Caerus pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Strategy Alternative Fund. The following information relates to the period ended December 31, 2017.

In keeping with industry practice, the analysts and traders employed by Caerus receive base compensation and also have phantom equity that makes up a percentage of total compensation. They may also be entitled to receive a discretionary bonus. The two portfolio managers, Ward Davis and Brian Agnew, receive any remaining revenue.

Ownership of Fund Shares. As of December 31, 2017, Caerus' portfolio managers did not beneficially own any shares of the Multi-Strategy Alternative Fund.

Other Accounts. As of December 31, 2017, in addition to the Multi-Strategy Alternative Fund, Caerus' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ward Davis	0	$0	<5	$250	0	$0
Brian Agnew	0	$0	<5	$250	0	$0

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Multi-Strategy Alternative Fund, which may have different investment guidelines and objectives. In addition to the Multi-Strategy Alternative Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Multi-Strategy Alternative Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Multi-Strategy Alternative Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Multi-Strategy Alternative Fund and may sell securities that are eligible to be held, sold or purchased by the Multi-Strategy Alternative Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities or the allocation of such portfolio manager's time and other resources. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Multi-Strategy Alternative Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Multi-Strategy Alternative Fund. To address and manage these potential conflicts of interest, Caerus has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Caerus' Chief Compliance Officer.

Cardinal

Compensation. SIMC pays Cardinal a fee based on the assets under management of the Small Cap Value and Tax-Managed Small/Mid Cap Funds as set forth in an investment sub-advisory agreement between Cardinal and SIMC. Cardinal pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value and Tax-Managed Small/Mid Cap Funds. The following information relates to the period ended September 30, 2017.

Ownership of Fund Shares. As of September 30, 2017, Cardinal's portfolio managers did not beneficially own any shares of the Small Cap Value or Tax-Managed Small/Mid Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Small Cap Value and Tax-Managed Small/Mid Cap Funds, Cardinal's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Eugene Fox III, Robert B. Kirkpatrick, CFA, Rachel D. Matthews, Robert Fields	4		$411.61	2	$54.92	62	$2,100.29
	1	*	$315.46	0	$0	0	$0

*  This account, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small Cap Value and Tax-Managed Small/Mid Cap Funds, which may have different investment guidelines and objectives. In addition to the Small Cap Value and Tax-Managed Small/Mid Cap Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small Cap Value and Tax-Managed Small/Mid Cap Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small Cap Value and Tax-Managed Small/Mid Cap Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Small Cap Value and Tax-Managed Small/Mid Cap Funds, may track the same benchmarks or indices as the Small Cap Value and Tax-Managed Small/Mid Cap Funds track and may sell securities that are eligible to be held, sold or purchased by the Small Cap

Value and Tax-Managed Small/Mid Cap Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small Cap Value and Tax-Managed Small/Mid Cap Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small Cap Value and Tax-Managed Small/Mid Cap Funds. To address and manage these potential conflicts of interest, Cardinal has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

CastleArk

Compensation. SIMC pays CastleArk a fee based on the assets under management of the Tax-Managed Small/Mid Cap Fund as set forth in an investment sub-advisory agreement between CastleArk and SIMC. CastleArk pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Tax-Managed Small/Mid Cap Fund. The following information relates to the period ended September 30, 2017.

CastleArk's portfolio managers are compensated in three ways: base salary, a bonus based upon the profitability of their strategy and equity share of ownership in the firm. The bonus is based on performance versus the Russell 2000 Growth Index and institutional peer groups. The portfolio managers are also shareholders of CastleArk and received a distribution based on firm profitability.

Ownership of Fund Shares. As of September 30, 2017, CastleArk's portfolio managers did not beneficially own any shares of the Tax-Managed Small/Mid Cap Fund.

Other Accounts. As of September 30, 2017, in addition to the Tax-Managed Small/Mid Cap Fund, CastleArk's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Stark, CFA	0	$0	1	$60.052	19	$1,366.851
Greg Baxter, CFA	0	$0	1	$60.052	19	$1,366.851

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Tax-Managed Small/Mid Cap Fund, which may have different investment guidelines and objectives. In addition to the Tax-Managed Small/Mid Cap Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Tax-Managed Small/Mid Cap Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Tax-Managed Small/Mid Cap Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Tax-Managed Small/Mid Cap Fund, may track the same benchmarks or indexes as the Tax-Managed Small/Mid Cap Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Tax-Managed Small/Mid Cap Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Tax-Managed Small/Mid Cap Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the

Tax-Managed Small/Mid Cap Fund. To address and manage these potential conflicts of interest, CastleArk has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

CenterSquare

Compensation. SIMC pays CenterSquare a fee based on the assets under management of the Real Return Fund as set forth in an investment sub-advisory agreement between CenterSquare and SIMC. CenterSquare pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Estate Fund. The following information relates to the period ended September 30, 2017.

CenterSquare's corporate compensation structure, including portfolio manager compensation, is comprised of base pay and annual incentive compensation. Individuals' packages are designed with the appropriate component combinations to match specific positions.

•  Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

•  Annual bonus: The annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.

•  Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.

In addition, following the closing of the sale of CenterSquare to its management team and Lovell Minnick Partners, over 25 members of the management team, including the portfolio managers for this Fund, will have equity ownership in CenterSquare, with the right to participate in the profitability of the firm.

The compensation of the portfolio managers is not directly tied to individual account performance or assets under management.

Ownership of Fund Shares. As of September 30, 2017, CenterSquare's portfolio managers did not beneficially own any shares of the Real Estate Fund.

Other Accounts. As of September 30, 2017, in addition to the Real Estate Fund, CenterSquare's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Dean Frankel, CFA	4	$1,441	26	$676	62		$6,678
	0	$0	0	$0	8	*	$1,017
Eric Rothman, CFA	2	$598	3	$55	52		$4,578
	0	$0	0	$0	4	*	$595

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Real Estate Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions are generally applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Real Estate Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of client trades. Additionally, the management of the Real Estate Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Real Estate Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of CenterSquare's clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of CenterSquare or its employees, CenterSquare has implemented a series of policies including, but not limited to, its Code of Conduct, which addresses avoidance of conflicts of interest, Personal Security Trading Policy, which addresses personal security trading and requires the use of approved brokers, Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies, which are designed to prevent and detect conflicts when they occur. CenterSquare reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Real Estate Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Real Estate Fund and the other accounts listed above.

Coho

Compensation. SIMC pays Coho a fee based on the assets under management of the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Coho and SIMC. Coho pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. Coho's investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts. The following information relates to the period ended September 30, 2017.

Ownership of Fund Shares. As of September 30, 2017, Coho's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds, Coho's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Peter A. Thompson*	1	$535.8	8	$1,178.5	784	$2,207.2
Brian L. Kramp, CFA*	1	$535.8	8	$1,178.5	784	$2,207.2

None of the accounts listed above are subject to a performance-based advisory fee.

*  Peter Thompson and Brian Kramp serve as the lead portfolio managers for the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds, but Coho utilizes a team approach in terms of the research and portfolio management of all assets under management at the firm. Coho believes that the team approach serves to enhance the rigor of the investment research and portfolio management effort while also providing for an overlap in coverage responsibilities and continuity of the investment approach. The firm's assets include $4.4 billion across 1,052 accounts and 179 relationships as of September 30, 2017.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds, which may have different investment guidelines and objectives. In addition to the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds, may track the same benchmarks or indexes as the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds track and may sell securities that are eligible to be held, sold or purchased by the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Cap, Large Cap Value or Tax-Managed Large Cap Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. To address and manage these potential conflicts of interest, Coho has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

EAM Investors

Compensation. SIMC pays EAM Investors a fee based on the assets under management of the Small Cap and Small Cap Growth Funds as set forth in an investment sub-advisory agreement between EAM Investors and SIMC. EAM Investors pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap Growth Funds. The following information relates to the period ended September 30, 2017.

EAM Investors' portfolio manager is paid a competitive salary and participates in the firm's revenue share plan. The portfolio manager is also an equity owner and is eligible for equity based distributions from profits.

Ownership of Fund Shares. As of September 30, 2017, EAM Investors' portfolio manager did not beneficially own any shares of the Small Cap or Small Cap Growth Funds.

Other Accounts. As of September 30, 2017, in addition to the Small Cap and Small Cap Growth Funds, EAM Investors' portfolio manager was responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Montie L. Weisenberger	5	$494.6	0	$0	2	$246.8

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. All EAM Investors portfolios within a specific style, i.e. small cap growth, are managed in parallel with the same holdings and approximately the same weights of securities, except for client specific guidelines and restrictions. EAM Investors does not currently have any performance based fee schedules with clients. The firm's personal trading policy restricts personal trading in any security with a market cap below $10 billion, well above the range of all EAM Investors portfolios. Because of these factors EAM Investors would not expect the portfolio manager to have a material conflict of interest in managing any client's portfolios.

Emso

Compensation. SIMC pays Emso a fee based on the assets under management of the Multi-Strategy Alternative Fund as set forth in an investment sub-advisory agreement between Emso and SIMC. Emso pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Strategy Alternative Fund. The following information relates to the period ended September 30, 2017.

Emso's compensation for its professionals is based on a fixed salary and a variable compensation element, which is based on Emso's overall performance across its business, and the individual's contribution to that performance. Variable compensation is determined at the discretion of Emso's Remuneration Committee.

Ownership of Fund Shares. As of September 30, 2017, Emso's portfolio managers did not beneficially own any shares of the Multi-Strategy Alternative Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Strategy Alternative Fund, Emso's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Mark R. Franklin	5	$0.500	18		$4.27	1	$0.975
	0	$0	11	*	$3.81	0	$0
John Hynes	5	$0.500	9		$0.893	0	$0
	0	$0	2	*	$0.428	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Multi-Strategy Alternative Fund, which may have different investment guidelines and objectives. In addition to the Multi-Strategy Alternative Fund, these accounts may include other private and/or mutual funds managed on an advisory or sub-advisory basis, and separate accounts. An investment opportunity may be suitable for the Multi-Strategy Alternative Fund as well as for any of the other accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Multi-Strategy Alternative Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Multi-Strategy Alternative Fund and may sell securities that are eligible to be held, sold or purchased by the Multi-Strategy Alternative Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Multi-Strategy Alternative Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Multi-Strategy Alternative Fund. To address and manage these potential conflicts of interest, Emso has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by Emso's investment and Compliance teams.

Falcon Point

Compensation. SIMC pays Falcon Point a fee based on the assets under management of the Small Cap and Small Cap Growth Funds as set forth in an investment sub-advisory agreement between Falcon Point and SIMC. Falcon Point pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap Growth Funds. The following information relates to the period ended September 30, 2017.

Portfolio Managers and Analysts are paid competitive salaries and have the ability to earn annual bonuses. Annual bonuses are based on a set of criteria including company growth and profitability, overall performance relative to appropriate index benchmarks and personal objectives relating to individual contribution and leadership. Employees who are also shareholders receive a portion of their compensation from ownership interests in Falcon Point. Base salaries are not based on performance or assets of the Small Cap and Small Cap Growth Funds and other specific accounts and bonuses are not based solely on the performance of the Small Cap and Small Cap Growth Funds.

Ownership of Fund Shares. As of September 30, 2017, Falcon Point's portfolio managers did not beneficially own any shares of the Small Cap or Small Cap Growth Funds.

Other Accounts. As of September 30, 2017, in addition to the Small Cap and Small Cap Growth Funds, Falcon Point's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michael L. Thomas**	4	$444.56	1		$10.90	8		$514.69
James A. Bitzer, CFA	2	$137.02	3		$7.27	6		$187.44
	0	$0	3	*	$7.27	0		$0
Michael J. Mahoney	0	$0	1		$2.54	1		$1.37
	0	$0	1	*	$2.54	1	*	$1.37

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  These accounts are not subject to a performance-based advisory fee

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small Cap and Small Cap Growth Funds, which may have different investment guidelines and objectives. In addition to the Small Cap and Small Cap Growth Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small Cap and Small Cap Growth Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small Cap and Small Cap Growth Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Small Cap and Small Cap Growth Funds, may track the same benchmarks or indexes as the Small Cap and Small Cap Growth Funds track and may sell securities that are eligible to be held, sold or purchased by the Small Cap and Small Cap Growth Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small Cap and Small Cap Growth Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small Cap and Small Cap Growth Funds. To address and manage these potential conflicts of interest, Falcon Point has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Fiera

Compensation. SIMC pays Fiera a fee based on the assets under management of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Fiera and SIMC. Fiera pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2017.

Ownership of Fund Shares. As of September 30, 2017, Fiera's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, Fiera's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Nadim Rizk, CFA and Andrew Chan, CIM**	1	$7.96	1,026		$6,357.05	63		$13,896.35
	0	$0	3	*	$80,85	1	*	$237.05

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Approximately $6.64 billion of the assets under management are managed by Fiera with the use of FCC's resources acting in its capacity as a "participating affiliate" of Fiera.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for conflicts of interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, which may have different investment guidelines and objectives. In addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Fiera's management of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds and other accounts, which, in theory, may allow Fiera to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. This conflict of interest may be exacerbated to the extent that Fiera or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. Fiera (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. To the extent a particular investment is suitable for both the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds and the other accounts, such investments will be allocated between the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds and the other accounts in a manner that Fiera determines is fair and equitable under the circumstances to all clients, including the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds.

To address and manage these potential conflicts of interest, Fiera has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

JSP

Compensation. SIMC pays JSP a fee based on the assets under management of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between JSP and SIMC. JSP pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2017

JSP's investment professionals have remained together, bound by culture and the unique nature of the team's research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more 'sponsors' who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which—in turn—is correlated with assets under management ("AUM"), which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members' ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. JSP believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Ownership of Fund Shares. As of September 30, 2017, JSP's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, JSP's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Jeffrey S. Van Harte, CFA	14		$8,500	4		$542	45		$6,092
	2	*	$3,124	0		$0	3	*	$504
Christopher J. Bonavico, CFA	16		$8,871	12		$4,442	56		$7,581
	2	*	$3,124	0		$0	4	*	$587
Daniel J. Prislin, CFA	14		$8,500	4		$542	48		$6,078
	2	*	$3,124	0	*	$0	3	*	$504
Christopher M. Ericksen, CFA	13		$8,466	4		$542	40		$5,508
	2	*	$3,124	0		$0	2	*	$333

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers perform investment management services for other funds or accounts similar to those provided to the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds, and the investment action for each other fund or account and Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the funds may adversely affect the value of securities held by another fund or account or the funds. In addition, the management of multiple other funds or accounts and the funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. JSP has adopted procedures designed to allocate investments fairly across multiple funds or accounts. Certain of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. Although JSP's compliance manual and code of ethics are designed to address these potential conflicts, there is no guarantee that it will do so.

Please note that prior to the Sub-Adviser providing the model portfolio weightings of securities to the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds, the Sub-Adviser first effectuates trading for its discretionary clients. The Sub-Adviser does not effectuate securities transactions on behalf of the Large Cap, Large Cap Growth or Tax-Managed Large Cap Funds.

Jennison

Compensation. SIMC pays Jennison a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between Jennison and SIMC. Jennison pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended September 30, 2017.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are typically compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents most of an investment professional's compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professional total compensation for Jennison's fixed income team is determined through a subjective process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison's compensation system values both individual impact and teamwork.

The portfolio managers' compensation is expected to be derived from their impact on overall business performance of Jennison's fixed income business and not the specific investment performance or value of an account or grouping of accounts.

The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and individual factors, such as years of experience and responsibilities specific to the individual's role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation.

Ownership of Fund Shares. As of September 30, 2017, Jennison's portfolio managers did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Funds.

Other Accounts. As of September 30, 2017, in addition to the Core Fixed Income and U.S. Fixed Income Funds, Jennison's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Thomas G. Wolfe	3	$2,320,823	6	$4,466,408	69		$34,080,625
	0	$0	0	$0	1	*	$406,266
Erik S. Brown, CFA	3	$2,320,823	4	$1,327,108	32		$10,253,235
	0	$0	0	$0	1	*	$154,946
Richard A. Klemmer, CFA**	3	$2,320,823	1	$639,423	0		$0
Miriam Zussman**	3	$2,320,823	1	$639,423	0		$0
Itai Lourie, CFA**	3	$2,320,823	6	$7,562,231	18		$6,321,187
Eric G. Staudt, CFA**	3	$2,320,823	1	$639,423	0		$0
Samuel B. Kaplan, CFA**	3	$2,320,823	0	$0	0		$0
James Gaul, CFA**	3	$2,320,823	0	$0	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance based advisory fee.

Conflicts of Interest. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•  Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•  Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

•  Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison's affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts can create an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•  Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•  Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•  Personal interests: The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•  Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•  Jennison has adopted a code of ethics and policies relating to personal trading.

•  Jennison provides disclosure of these conflicts as described in its Form ADV.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2017.

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates ("Mandatory Investment Plan"). These elements reflect individual performance and the performance of JPMorgan's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan's compliance, risk and regulatory procedures. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indexes JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee's annual incentive compensation comprises from 0% to 60% of a portfolio manager's total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan's portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or will take the form of a JPMorgan restricted stock unit award. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

Ownership of Fund Shares. As of September 30, 2017, JPMIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2017, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Robert Cook	10	$4,218,865	18	$16,421,571	14	$3,100,372
Thomas Hauser	10	$4,218,865	18	$16,421,571	14	$3,100,372

None of these accounts are subject to a performance-based advisory fee.

*  The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the High Yield Bond Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the High Yield Bond Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the High Yield Bond Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the High Yield Bond Fund's objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan's and its affiliates' duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Kettle Hill

Compensation. SIMC pays Kettle Hill a fee based on the assets under management of the Multi-Strategy Alternative Fund as set forth in an investment sub-advisory agreement between Kettle Hill and SIMC. Kettle Hill pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Strategy Alternative Fund. The following information relates to the period ended September 30, 2017.

The portfolio manager responsible for managing the portion of the assets of the Multi-Strategy Alternative Fund allocated to Kettle Hill, Andrew Y. Kurita, is also the founder of the firm. His compensation is based on the overall performance of the firm and the assets it manages, not any individual or defined subset of accounts. Kettle Hill does not charge SIMC any fees other than the agreed upon sub-advisory fees.

Ownership of Fund Shares. As of September 30, 2017, Kettle Hill's portfolio manager did not beneficially own any shares of the Multi-Strategy Alternative Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Strategy Alternative Fund, Kettle Hill's portfolio manager was responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Y. Kurita, CFA	3	$128.2	2		$100.5	0	$0
	0	$0	2	*	$100.5	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Multi-Strategy Alternative Fund, which may have different investment guidelines and objectives. In addition to the Multi-Strategy Alternative Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Multi-Strategy Alternative Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Multi-Strategy Alternative Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Multi-Strategy Alternative Fund, may track the same benchmarks or indices as the Multi-Strategy Alternative Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Multi-Strategy Alternative Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Multi-Strategy Alternative Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Multi-Strategy Alternative Fund. To address and manage these potential conflicts of interest, Kettle Hill has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by the firm's Management Committee and Chief Compliance Officer.

LMCG

Compensation.  SIMC pays LMCG a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between LMCG and SIMC. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended September 30, 2017.

Portfolio managers and other investment team members at LMCG are compensated through a combination of a competitive base salary and an incentive bonus.

LMCG's incentive bonus plan for investment teams is based on revenue generated by a team's assets under management and composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to a team's performance rankings within the universe for a blended time period including one year, three years, five years, and since-inception performance. A team earns a greater percentage of revenue generated by its assets under management as its performance ranks higher within the universe. Equity ownership is available to investment professionals and other key employees.

Ownership of Fund Shares. As of September 30, 2017, LMCG's portfolio manager did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of September 30, 2017, LMCG's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
R. Todd Vingers, CFA	7	$1,503.5	21	$381.3	71	$1,227.5

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  LMCG's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Small Cap Fund and may also have a performance-based fee. The side-by-side management of these funds and other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. The following information relates to the period ended September 30, 2017.

LSV's portfolio managers' compensation consists of a fixed salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. LSV's portfolio managers have the opportunity to participate in the 401(k) plan sponsored by SEI Investments. Such plan could utilize some of the funds offered by the Trust. As such, as of September 30, 2017, LSV's portfolio managers may beneficially own shares of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds, LSV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Josef Lakonishok	31	$17,655	69		$29,936	450		$66,828
	0	$0	17	*	$1,215	44	*	$9,642
Menno Vermeulen, CFA	31	$17,655	69		$29,936	450		$66,828
	0	$0	17	*	$1,215	44	*	$9,642
Puneet Mansharamani, CFA	31	$17,655	69		$29,936	450		$66,828
	0	$0	17	*	$1,215	44	*	$9,642
Greg Sleight	31	$17,655	69		$29,936	450		$66,828
	0	$0	17	*	$1,215	44	*	$9,642
Guy Lakonishok, CFA	31	$17,655	69		$29,936	450		$66,828
	0	$0	17	*	$1,215	44	*	$9,642
Jason Karceski, Ph.D.	4	$1,786	9		$2,463	22		$2,473
	0	$0	0		$0	1	*	$248

*  These accounts, which are a subset of the accounts preceding row, are subject to performance-based advisory fees.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other pooled investment vehicles. The other accounts might have similar investment objectives as the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. Because of

their positions with the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds, such an approach might not be suitable for the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds given their investment objectives and related restrictions.

The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocations of partially-filled block trades.

MetWest

Compensation.  SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended September 30, 2017.

Because MetWest is a subsidiary of The TCW Group, Inc. ("TCW"), MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is composed of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW's parent company ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

Profit Sharing. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the portfolio managers are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals' contribution to TCW and its clients, including qualitative and quantitative contributions

The profit sharing percentage used to compensate a portfolio manager for investment services related to the Core Fixed Income and U.S. Fixed Income Funds is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (together, "the TCW Group"). In some cases, the profit sharing pool that includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the fund.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid on a discretionary basis out of an investment team's profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interest of portfolio managers with the interests of the firm and its clients. Accordingly, TCW's key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 vested over a period of time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the TCW's parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, key portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and performance conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group's 401(k) plan, to which they may contribute a portion of their pre—and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares.  As of September 30, 2017, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income and U.S. Fixed Income Funds.

Other Accounts.  As of September 30, 2017, in addition to the Core Fixed Income and U.S. Fixed Income Funds, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Tad Rivelle	29	$114.29	49		$12.15	239		$39.03
	0	$0	23	*	$1.58	8	*	$3.96
Laird Landmann	28	$106.26	49		$12.19	239		$30.03
	0	$0	23	*	$1.58	8	*	$3.96
Stephen Kane, CFA	31	$106.30	49		$12.19	239		$39.03
	0	$0	27	*	$3.12	8	*	$3.96
Bryan Whalen, CFA	25	$105.23	48		$12.06	237		$38.96
	0	$0	23	*	$1.58	8	*	$3.96

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Mountaineer

Compensation. SIMC pays Mountaineer a fee based on the assets under management of the Multi-Strategy Alternative Fund as set forth in an investment sub-advisory agreement between Mountaineer and SIMC. Mountaineer pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Strategy Alternative Fund. The following information relates to the period ended September 30, 2017.

Mountaineer's investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. Mr. Lee and other senior members of the firm have as their primary form of long term compensation equity interests in Mountaineer Partners Management, LLC. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts.

Ownership of Fund Shares. As of September 30, 2017, Mountaineer's portfolio manager did not beneficially own any shares of the Multi-Strategy Alternative Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Strategy Alternative Fund, Mountaineer's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Mark Lee	0	$0	3		$22.72	3		$0.98
	0	$0	3	*	$22.72	1	*	$0.40

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Multi-Strategy Alternative Fund, which may have different investment guidelines and objectives. In addition to the Multi-Strategy Alternative Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, hedge funds, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Multi-Strategy Alternative Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Multi-Strategy Alternative Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Multi-Strategy Alternative Fund, may track the same benchmarks or indices as the Multi-Strategy Alternative Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Multi-Strategy Alternative Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Multi-Strategy Alternative Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Multi-Strategy Alternative Fund. To address and manage these potential conflicts of interest, Mountaineer has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. The following information relates to the period ended September 30, 2017.

Compensation Structure. Compensation of Parametric's portfolio managers and other investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual equity-based compensation. Parametric's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm's fiscal year-end, October 31.

Method to Determine Compensation. Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion. Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Ownership of Fund Shares. As of September 30, 2017, Parametric's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility or Tax-Managed International Managed Volatility Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds, Parametric's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Thomas Seto	31	$14.3	12	$4.55	6,193		$68.9
	0	$0	0	$0	2	*	$0.218
Paul Bouchey	6	$1.40	12	$4.55	6,127		$68.9
	0	$0	0	$0	2	*	$0.218

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Please note that at Parametric, accounts are managed on a team basis. Paul Bouchey and Thomas Seto are responsible for the management of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds in accordance with the guidelines and restrictions as defined in the prospectus. Under their supervision and direction are portfolio management teams consisting of Senior Portfolio Managers and Portfolio Managers, who are tasked with the day-to-day management of accounts..

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds.

Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Parametric has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Parametric's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Mid-Cap Fund as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid-Cap Fund. The following information relates to the period ended September 30, 2017.

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Mid-Cap Fund (or any other individual account managed by QMA) or the value of the assets of the Mid-Cap Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indexes against which QMA's strategies are managed, and 2) business results as measured by QMA's pre-tax income.

Ownership of Fund Shares. As of September 30, 2017, QMA's portfolio managers did not beneficially own any shares of the Mid-Cap Fund.

Other Accounts. As of September 30, 2017, in addition to the Mid-Cap Fund, QMA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles†		Other Accounts††
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*		Total Assets (in millions)
Devang Gambhirwala	16	$21,667	11	$3,325	49		$6,378
	0	$0	0	$0	7	**	$1,141
Peter Xu, Ph.D.	15	$21,205	11	$3,325	47		$6,168
	0	$0	0	$0	7	**	$1,141
Stacie L. Mintz, CFA	15	$21,205	11	$3,325	47		$6,168
	0	$0	0	$0	9	**	$1,141

†  QMA's "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles.

††  QMA's "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients and accounts of affiliates.

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•  Elimination of the conflict;

•  Disclosure of the conflict; or

•  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial's standards on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, because fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA sub-advises, may differ from fees charged for single client accounts.

•  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA's investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•  Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•  Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•  Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•  Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities can appear as inconsistencies in QMA's management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to QMA's different types of side-by-side management could influence QMA's allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, QMA's policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA's investment strategies generally require that QMA invest its clients' assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA's investment strategies are team-managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA's compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities, and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA's side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA's trade management oversight committee, which consists of senior members of QMA's management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA's compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.

With respect to QMA's management of long-short and long-only active equity accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA's review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable due to differing portfolio constraints.

QMA's Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers or directors of some of these affiliates.

Conflicts Related to QMA's Affiliations

•  Conflicts Arising Out of Legal Restrictions.  QMA may be restricted by law, regulation, contract, or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of QMA's relationship with Prudential Financial and its other affiliates. For example, QMA's holdings of a security on behalf of its clients are required under some SEC rules to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients . QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Mid-Cap Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Mid-Cap Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Mid-Cap Fund and reviewed by the independent board members of the Mid-Cap Fund.

Conflicts Related to QMA's Financial Interests and the Financial Interests of QMA's Affiliates

QMA, Prudential Financial, Inc., The Prudential Insurance Company of America and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA's affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA's affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA's affiliates (as well as directors of QMA's affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.

Certain of QMA's employees may offer and sell securities of, and interests in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor because increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.

A portion of the long-term incentive grant of some of QMA's investment professionals will increase or decrease based on the performance of several of QMA's strategies over defined time periods. Consequently, some of QMA's portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, QMA's chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting.

Conflicts Arising Out of Certain Vendor Agreements.

QMA and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, QMA or its affiliates compensate the vendors for certain services, including software, market data and technology services. QMA's clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and QMA may provide an incentive for the investment consultants to favor QMA when they advise their clients. QMA does not, however, condition its purchase of services from consultants upon their recommending QMA to their clients. QMA will provide clients with information about services that QMA or its affiliates obtain from these consultants upon request. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. ("PGIM"), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance that QMA will be able to obtain advantageous fee rates from a given provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

Ramius

Compensation. SIMC pays Ramius a fee based on the assets under management of the Multi-Strategy Alternative Fund as set forth in an investment sub-advisory agreement between Ramius and SIMC. Ramius pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Strategy Alternative Fund. The following information relates to the period ended September 30, 2017.

In keeping with industry practice, Ramius offers competitive compensation comprised of base salary and a bonus. There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation. The performance bonus, especially for the investment team, is closely tied to the investment performance of our products (including the performance of the portion of the Multi-Strategy Alternative Fund sub-advised by Ramius) and, secondarily, to Ramius' overall business performance. Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.

Ownership of Fund Shares. As of September 30, 2017, Ramius' portfolio managers did not beneficially own any shares of the Multi-Strategy Alternative Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Strategy Alternative Fund, Ramius' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ethan Johnson	1		$52.73	1		$487.30	1		$75.10
	0	*	$0	1	*	$487.30	1	*	$75.10
Andrew Cohen	1		$52.73	1		$487.30	1		$75.10
	0	*	$0	1	*	$487.30	1	*	$75.10

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Multi-Strategy Alternative Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Multi-Strategy Alternative Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Multi-Strategy Alternative Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Multi-Strategy Alternative Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Ramius. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Ramius strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of Ramius to allocate investment ideas pro rata to all accounts with the same primary investment objective. The goal of Ramius is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Ramius has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

RHJ

Compensation.  SIMC pays RHJ a fee based on the assets under management of the Small Cap and Tax-Managed Small/Mid Cap Funds as set forth in an investment sub-advisory agreement between RHJ and SIMC. RHJ pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Small Cap and Tax-Managed Small/Mid Cap Funds. RHJ compensates the Small Cap and Tax-Managed Small/Mid Cap Funds' portfolio managers for their management of the Small Cap and Tax-Managed Small/Mid Cap Funds. A portfolio manager's compensation is a combination of both salary and revenue-sharing. The following information relates to the period ended September 30, 2017.

Ownership of Fund Shares. As of September 30, 2017, RHJ's portfolio managers did not beneficially own any shares of the Small Cap or Tax-Managed Small/Mid Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Small Cap and Tax-Managed Small/Mid Cap Funds, RHJ's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Lou Holtz	3	$302.24	6	$455.73	202	$965.44
Yossi Lipsker	3	$302.24	6	$455.73	202	$965.44

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of the investments of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Small Cap and Tax-Managed Small/Mid Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Small Cap and Tax-Managed Small/Mid Cap Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Small Cap and Tax-Managed Small/Mid Cap Funds and other accounts without a performance-based fee. However, RHJ has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Schafer Cullen

Compensation.  SIMC pays Schafer Cullen a fee based on the assets under management of the Tax-Managed Large Cap Fund as set forth in an investment sub-advisory agreement between Schafer Cullen and SIMC. Schafer Cullen pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Managed Large Cap Fund. The following information relates to the period ended September 30, 2017.

James Cullen owns 51% of the equity of Schafer Cullen and 67.5% of Cullen Capital Management, LLC ("Cullen Capital"), an affiliated entity of Schafer Cullen. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of both firms. Mr. Cullen also receives a fixed base salary from Schafer Cullen and participates in its 401(k) / Profit Sharing Plan.

Jennifer Chang does not own any portion of the voting equity of Schafer Cullen or Cullen Capital and receives a fixed salary and bonus from Schafer Cullen. Bonus amounts are determined by the overall profitability of Schafer Cullen and are not directly related to the performance of any one fund or product. Ms. Chang also participates in Schafer Cullen's 401(k) / Profit Sharing plan.

Ownership of Fund Shares. As of September 30, 2017, Schafer Cullen's portfolio managers did not beneficially own any shares of the Tax-Managed Large Cap Fund.

Other Accounts. As of September 30, 2017, in addition to the Tax-Managed Large Cap Fund, Schafer Cullen's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
James Cullen	6	$2,522.79	6		$714.90	11,604		$16,915.02
	0	$0	1	*	$15.79	0	*	$0
Jennifer Chang**	3	$1,924.69	2		$618.80	5,761		$10,804.43

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Tax-Managed Large Cap Fund, which may have similar or different investment guidelines and objectives. In addition to the Tax-Managed Large Cap Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Schafer Cullen's management of the Tax-Managed Large Cap Fund and other accounts, which, in theory, may allow Schafer Cullen to allocate investment opportunities in a way that favors other accounts over the Tax-Managed Large Cap Fund. This conflict of interest may be exacerbated to the extent that Schafer Cullen or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Tax-Managed Large Cap Fund. Schafer Cullen (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Tax-Managed Large Cap Fund. To the extent a particular investment is suitable for both the Tax-Managed Large Cap Fund and the other accounts, such investments will be allocated between the Tax-Managed Large Cap Fund and the other accounts in a manner that Schafer Cullen determines is fair and equitable under the circumstances to all clients, including the Tax-Managed Large Cap Fund.

To address and manage these potential conflicts of interest, Schafer Cullen has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Security Capital

Compensation.  SIMC pays Security Capital a fee based on the assets under management of the Real Estate Fund as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Estate Fund. The following information relates to the period ended September 30, 2017.

The principal form of compensation of Security Capital's professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Real Estate Fund.

Ownership of Fund Shares.  As of September 30, 2017, Security Capital's portfolio managers did not beneficially own any shares of the Real Estate Fund.

Other Accounts.  As of September 30, 2017, in addition to the Real Estate Fund, Security Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Anthony R. Manno, Jr.	5	$940,588	2	$866,830	142		$2,865,733
	0	$0	0	$0	3	*	$275,421
Kenneth D. Statz	5	$940,588	2	$866,830	142		$2,865,733
	0	$0	0	$0	3	*	$275,421
Kevin W. Bedell	5	$940,588	2	$866,830	142		$2,865,733
	0	$0	0	$0	3	*	$275,421

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Real Estate Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Real Estate Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Real Estate Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Real Estate Fund. Because of their positions with the Real Estate Fund, the portfolio managers know the size, timing and possible market impact of Real Estate Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Real Estate Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Real Estate Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Real Estate Fund. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Real Estate Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Real Estate Fund, such securities might not be suitable for the Real Estate Fund given their investment objectives and related restrictions.

SCM

Compensation. SIMC pays SCM a fee based on the assets under management of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds as set forth in an investment sub-advisory agreement between SCM and SIMC. SCM pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. The following information relates to the period ended September 30, 2017.

SCM's Senior Portfolio Managers and Portfolio Managers are paid a competitive base salary, a discretionary bonus, and are shareholders of the firm. Approximately one-third to one-half of their overall compensation is tied to a subjective analysis of their respective products' performance as well as the overall profitability of the firm. SCM's Senior Analysts and Analysts are paid a competitive base salary and a discretionary bonus that is based on their individual performance relative to expectations and the overall profitability of the firm. Approximately one-third to one-half of their overall compensation is bonus.

Key SCM employees have, after meeting certain performance objectives, an option to participate in direct equity ownership. All SCM Portfolio Managers and Senior Analysts are designated as key employees. All SCM equity holders are required to enter into employment agreements, which include non-compete provisions.

SCM attempts to benchmark compensation and benefits with other firms in the industry and/or market. SCM's objective is to provide total cash compensation that is competitive on a national basis and supplement with equity awards to provide long term incentive and retention.

Ownership of Fund Shares. As of September 30, 2017, SCM's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, SCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard Snow	2	$199.3	1		$88.7	1,793	$2,230.7
	0	$0	1	*	$88.7	0	$0
Joshua Schachter, CFA**	2	$43.9	0		$0	1,739	$2,531.2
Anne Wickland, CFA**	4	$244.5	0		$0	261	$710.4
Jessica Bemer, CFA	2	$199.3	1		$88.7	200	$83.1
	0	$0	1	*	$88.7	0	$0
Simon Rosenberg, CFA**	2	$5.2	0		$0	1,704	$1,923.5
Joseph Famoso, CFA**	1	$1.9	0		$0	62	$33.0
Joseph Artuso, CFA**	2	$5.2	0		$0	77	$43

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, which may have different investment guidelines and objectives. In addition to the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, may track the same benchmarks or indexes as the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds tracks and may sell securities that are eligible to be held, sold or purchased by the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. To address and manage these potential conflicts of interest, SCM adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

SSGA FM

Compensation. SIMC pays SSGA FM a fee based on the assets under management of the Large Cap Index, S&P 500 Index and Dynamic Asset Allocation Funds as set forth in the respective investment sub-advisory agreements between SSGA FM and SIMC. SSGA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index, S&P 500 Index and Dynamic Asset Allocation Funds. The following information relates to the period ended September 30, 2017.

SSGA FM's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA FM performance, and individual overall performance. SSGA FM's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA FM with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA FM business results, State Street allocates an incentive pool to SSGA FM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA FM investment teams, SSGA FM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive ("SSGA LTI") program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align the investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA FM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA FM employees' interests with SSGA FM clients' and shareholders' long-term interests.

SSGA FM recognizes and rewards outstanding performance by:

•  Promoting employee ownership to connect employees directly to the company's success.

•  Using rewards to reinforce mission, vision, values and business strategy.

•  Seeking to recognize and preserve the firm's unique culture and team orientation.

•  Providing all employees the opportunity to share in the success of SSGA FM.

Ownership of Fund Shares. As of September 30, 2017, SSGA FM's portfolio managers did not beneficially own any shares of the Large Cap Index, S&P 500 Index or Dynamic Asset Allocation Funds.

Other Accounts. As of September 30, 2017, in addition to the Large Cap Index, S&P 500 Index and Dynamic Asset Allocation Funds, SSGA FM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Michael Feehily, CFA**	131	$502.42	283	$323.56	473		$291.85
Mark Krivitsky**	131	$502.42	283	$323.56	473		$291.85
Karl Schneider, CAIA**	131	$502.42	283	$323.56	473		$291.85
Kathleen Morgan, CFA**	131	$502.42	283	$323.56	473		$291.85
Tyhesha Harrington	46	$18.08	151	$43.39	234		$40.98
	0	$0	0	$0	5	*	$0.44
Philip Lee, CFA	46	$18.08	151	$43.39	234		$40.98
	0	$0	0	$0	5	*	$0.44
Charles McGinn	46	$18.08	151	$43.39	234		$40.98
	0	$0	0	$0	5	*	$0.44

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Large Cap Index, S&P 500 Index and Dynamic Asset Allocation Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of the Enhanced Income Fund as set forth in an investment sub-advisory agreement between Wellington Management and SIMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Enhanced Income Fund. The following information relates to the period ended September 30, 2017.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Enhanced Income Fund's manager listed in the prospectuses who is primarily responsible for the day-to-day management of the Enhanced Income Fund (the "Portfolio Manager") includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The incentives paid to the Portfolio Manager for the Enhanced Income Fund, which have no performance-related component, are based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Smith is a Partner.

Ownership of Fund Shares. As of September 30, 2017, Wellington Management's portfolio manager did not beneficially own any shares of the Enhanced Income Fund.

Other Accounts. As of September 30, 2017, in addition to the Enhanced Income Fund, Wellington Management's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Timothy E. Smith	7	$7,521	12		$8,419	59		$16,578
	0	$0	1	*	$0.107	1	*	$0.034

*  This account, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds.

The Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Enhanced Income Fund. The Portfolio Managers make investment decisions for each account, including the Enhanced Income Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including initial public offerings, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Enhanced Income Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Enhanced Income Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Enhanced Income Fund or make investment decisions that are similar to those made for the Enhanced Income Fund, both of which have the potential to adversely impact the Enhanced Income Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Enhanced Income Fund and for one or more other accounts at or at about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Enhanced Income Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Enhanced Income Fund. Mr. Smith also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of initial public offerings and compliance with the firm's Code of Ethics and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

WellsCap

Compensation. SIMC pays WellsCap a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between WellsCap and SIMC. WellsCap pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended September 30, 2017.

The compensation structure for WellsCap's Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help support individual pay decisions. In addition to investment management compensation surveys, WellsCap also considers prior professional experience, tenure, seniority and a Portfolio Manager's team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Ownership of Fund Shares. As of September 30, 2017, WellsCap's portfolio managers did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Funds.

Other Accounts. As of September 30, 2017, in addition to the Core Fixed Income and U.S. Fixed Income Funds, WellsCap's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Tom O'Connor, CFA	8	$16.787	4		$3.619	38		$11.939
	0	$0	1	*	$0.046	2	*	$0.741
Troy Ludgood	8	$16.787	4		$3.619	38		$11.939
	0	$0	1	*	$0.046	2	*	$0.741

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Maulik Bhansali, CFA**	0	$0	0	$0	0	$0
Jarad Vasquez**	0	$0	0	$0	0	$0

*  These accounts, which are a subset of the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interests. WellsCap's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended September 30, 2017.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of September 30, 2017, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Funds.

Other Accounts. As of September 30, 2017, in addition to the Core Fixed Income and U.S. Fixed Income Funds, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	94	$146,842	269		$86,333	590		$201,038
	0	$0	6	*	$1,708	30	*	$12,157
Carl L. Eichstaedt	16	$45,328	22		$13,465	152		$46,872

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
	0	$0	0		$0	8	*	$5,457
Mark S. Lindbloom	17	$48,161	20		$12,707	141		$38,259
	0	$0	0		$0	7	*	$3,756
Michael C. Buchanan	40	$48,680	80		$34,817	235		$79,727
	0	$0	3	*	$1,149	16	*	$6,751
Chai-Liang Lian	23	$41,743	42		$15,198	148		$31,117
	0	$0	1	*	$128	10	*	$4,470

*  These accounts, which are a subset of the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact the Core Fixed Income and U.S. Fixed Income Funds. These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income and U.S. Fixed Income Funds' trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income and U.S. Fixed Income Funds' trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where a portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940 (the "Advisers Act") to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset's compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended September 30, 2017.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of September 30, 2017, Western Asset Limited's portfolio manager did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Fund.

Other Accounts. As of September 30, 2017, in addition to the Core Fixed Income and U.S. Fixed Income Funds, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	94	$146,842	269		$86,333	590		$201,038
	0	$0	6	*	$1,708	30	*	$12,157

*  These accounts, which are a subset of the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact the Core Fixed Income and U.S. Fixed Income Funds. These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income and U.S. Fixed Income Funds' trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income and U.S. Fixed Income Funds' trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement, Shareholder Service and Administrative Service Plans. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

For the fiscal year ended September 30, 2017, the Funds did not incur any 12b-1 expenses.

Pursuant to a Shareholder Service Plan (the "Shareholder Service Plan"), various classes of Shares are authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at the annual rate of up to 0.25% of the value of the average daily net assets attributable to each of the Class F and I Shares of the Fund, which is calculated daily and payable monthly.

The service fees payable under the Shareholder Service Plan are intended to compensate service providers for the provision of shareholder services and may be used to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to Fund shares of the applicable Funds. Shareholder services under the Shareholder Service Plan may include: (i) maintaining accounts relating to clients; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by service providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in Fund shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; (viii) processing purchase, exchange and redemption requests from clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Fund shares beneficially owned by clients; (x) processing dividend payments from the Funds on behalf of clients; and (xi) providing such other similar services as a Fund may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules and regulations.

Pursuant to an Administrative Service Plan, Class I Shares are authorized to pay administrative service providers a fee in connection with the ongoing provision of administrative services at the annual rate of up to 0.25% of the value of the average daily net assets attributable to the Class I Shares of the applicable Funds, which is calculated daily and payable monthly.

The administrative service fees payable under the Administrative Service Plan are intended to compensate administrative service providers for the provision of administrative services and may be used to provide compensation to other service providers for the provision of administrative services with respect to Class I Shares of the applicable Funds. Administrative services under the Administrative Service Plan may include: (i) providing subaccounting with respect to shares beneficially owned by clients; (ii) providing information periodically to clients showing their positions in Fund shares; (iii) forwarding shareholder communications to clients (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); (iv) processing purchase, exchange and redemption orders; (v) processing dividend payments on behalf of its clients; and (vi) providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources, and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

The table below sets forth the gross income received by certain Funds from securities lending activities during the fiscal year ended September 30, 2017. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$835,469.26	$410,248.30	$222,913.02	$614,594.47	$49,243.69
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$41,010.95	$11,501.67	$12,546.28	$18,358.66	$1,513.81

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$30,918.00	$17,541.31	$4,910.15	$26,536.04	$1,898.29
Administrative fees not included in revenue split	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$374,868.06	$279,871.88	$95,384.95	$405,503.37	$32,764.99
Other fees not included in revenue split	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$446,797.01	$308,914.86	$112,841.39	$450,398.07	$36,177.09
Net Income from securities lending activities	$388,672.25	$101,333.44	$110,071.63	$164,196.39	$13,066.60
	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund	Mid-Cap Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$1,256,227.55	$1,092,880.05	$825,976.27	$1,949,846.00	$32,535.53
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$79,879.50	$56,594.40	$58,480.86	$91,286.53	$1,520.91
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$24,403.29	$35,119.74	$13,433.58	$68,180.90	$1,152.56
Administrative fees not included in revenue split	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$443,179.37	$485,039.67	$231,720.69	$959,728.05	$11,706.54
Other fees not included in revenue split	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$547,462.16	$576,753.81	$303,635.13	$1,119,195.48	$14,380.01
Net Income from securities lending activities	$708,765.39	$516,126.25	$522,341.14	$830,650.52	$18,155.52

	Real Estate Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$2,876.69	$1,335,109.06	$812,043.11	$77.89
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$38.30	$46,948.15	$26,663.11	$2.50
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$142.66	$48,594.02	$29,372.48	$3.54
Administrative fees not included in revenue split	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—

	Real Estate Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund
Rebate (paid to borrower)		$2,417.25	$830,676.16	$530,638.50
Other fees not included in revenue split	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$2,598.21	$926,218.33	$586,674.09	$56.13
Net Income from securities lending activities	$278.49	$408,890.73	$225,369.02	$21.76

Securities Finance Trust Company (eSecLending) acts as securities lending agent for certain Funds. In addition, the Funds have the ability to conduct securities lending activities with Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (Goldman Sachs) as securities lending agent.

The services provided by eSecLending include conducting an auction process to determine optimal lending execution strategy for each portfolio or market (exclusive or discretionary); exclusive lending; discretionary lending; the coordination of cash collateral management with the Adviser; full administration and operational support of all lending activities and coordination with the Funds' custodians; monitoring of program risk exposures; complete reporting of daily loan activity and exposure; compliance monitoring of all loan activity to satisfy the Funds guidelines and parameters; reporting of income accruals and distribution of income to Funds; tracking and reporting on "Qualified Dividend Income" (QDI) customized to Funds' requirements; and assisting the Funds to satisfy regulatory reporting requirements.

During the most recent fiscal year, the Large Cap Index Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Enhanced Income Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Dynamic Asset Allocation Fund, Multi-Strategy Alternative Fund and Long/Short Alternative Fund did not engage in securities lending.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers such as a Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC, and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. Effective January 1, 2018, James M. Williams,

an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustee1 (since 1989)—President and Chief Executive Officer of the Trust since 2005. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee1 (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976

1  Messrs. Nesher and Doran are Trustees deemed to be "interested persons" (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974. Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors' Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant at Newfound Consultants Inc. from April 1997 to December 2011. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI's Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from February 1996 to May 2017. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2003. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron's Inc. since August 2012. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

SUSAN C. COTE (DOB 11/07/54)—Trustee (since 2016)—Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women's Foundation from 2008 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as Trustee of the various SEI Trusts since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Trusts since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and 19 years of experience as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris, and Mmes. Lesavoy and Cote currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty-one (61) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris, and Mmes. Lesavoy and Cote currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	$10,001-$50,000	Over $100,000
Mr. Doran	None	Over $100,000
Independent
Mr. Sullivan	None	Over $100,000
Ms. Lesavoy	None	None
Mr. Williams	None	$10,001-$50,000
Mr. Johnson	None	None
Mr. Harris	None	None
Ms. Cote	None	None

*  Valuation date is December 31, 2017. The Fund Complex currently consists of 102 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Independent
Mr. Sullivan	$78,910	$0	$0	$285,000
Ms. Lesavoy	$70,603	$0	$0	$262,500
Mr. Williams	$70,603	$0	$0	$255,000
Mr. Johnson	$70,603	$0	$0	$255,000
Mr. Harris	$70,603	$0	$0	$255,000
Ms. Cote	$74,746	$0	$0	$270,000

*  The Fund Complex currently consists of 102 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for at least the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his or her services. The Trust's Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

JAMES HOFFMAYER (DOB 09/28/73)—Controller and Chief Financial Officer (since 2016)—Senior Director of Funds Accounting and Fund Administration of SEI Investments Global Funds Services since September 2016; Senior Director of Fund Administration of SEI Investments Global Funds Services since October 2014. Director of Financial Reporting of SEI Investments Global Funds Services from November 2004 to October 2014.

GLENN R. KURDZIEL (DOB 02/19/74)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief

Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) since 2014. Chief Compliance Officer of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney at Stark & Stark (law firm) from March 2004 to July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

BRIDGET E. SUDALL (DOB 10/05/80)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)—Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines also provide, among other items, that SIMC generally will vote against: proposals to limit the tenure of outside directors through mandatory retirement ages; management proposals to limit the tenure of outside directors through term limits; proposals that give management the ability to alter board size outside of a specific range without shareholder approval; proposals to classify the board; proposals to eliminate cumulative voting; proposals that provide that directors may be removed only for cause; proposals giving the board exclusive authority to amend the bylaws; retirement plans for non-employee directors; shareholder proposals seeking to set absolute levels on executive and director compensation or otherwise dictate the amount or form of compensation, eliminate stock options or other equity grants to employees or directors, or requiring director fees be paid in stock only; and proposals to phase out the use of animals in product testing unless certain circumstances apply. The Guidelines also provide, among other items, that SIMC generally will vote for: proposals seeking to fix board size or designate a range for board size; proposals that permit shareholders to elect directors to fill board vacancies; and proposals seeking a report on the company's animal welfare standards. In addition to these examples, the Guidelines cover numerous other specific policies. In addition, the Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash.

A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the adviser determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

Certain shareholders in one or more of the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in such Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Funds, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Funds.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as "buying a dividend" and should be avoided by taxable investors.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of the exempt interest dividend. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Funds' ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds' determination of the "Asset Test" with respect to such derivatives.

The Dynamic Asset Allocation Fund may invest up to 25% of its total assets in a Subsidiary, which the Fund expects to be treated as a controlled foreign corporation under the Code. The Dynamic Asset Allocation Fund expects a Subsidiary will make actual annual distributions in an amount at least equal to the Subpart F income attributed to the Fund. To the extent a Subsidiary makes such distributions out of earnings and profits, the Dynamic Asset Allocation Fund expects such distributions to be treated as qualifying income. The Adviser will carefully monitor the Dynamic Asset Allocation Fund's investments in a Subsidiary to ensure that no more than 25% of the Fund's assets are invested in a Subsidiary.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Tax Act treats "qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. A "publicly traded partnership" for purposes of this deduction is not necessarily the same as a "qualified publicly traded partnership" as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income" will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether a future technical corrections bill will address this issue to enable a Fund to pass through the special character of "qualified publicly traded partnership income" to shareholders.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Funds to pass through the special character of "qualified REIT dividends" to shareholders.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxed imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally go not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pensions plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law the Fund's generally serve to block UBTI from being realized by their tax-exempt shareholders. Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. However, notwithstanding that the Funds generally block UTBI, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. A Fund may also, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Free Conservative Income Fund. The following paragraphs only apply to the Tax-Free Conservative Income Fund. Shares of the Tax-Free Conservative Income Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Fund. Tax-exempt shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of an investment in the Fund.

If at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. Federal income tax, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Fund intends to qualify and to provide shareholders with income exempt from U.S. Federal income tax in the form of exempt-interest dividends. "Tax exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

The Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes tax-exempt interest dividends. The reported portion generally cannot exceed the excess of the amount of interest excludable from gross income under the Code received by the Fund during the taxable year over any amounts disallowed with respect to deductions for interest expense incurred to purchase or carry tax-exempt obligations. Similarly, interest on indebtedness incurred to purchase or carry shares of the Fund by shareholders will not be deductible to the extent that the Fund's distributions are exempt from the U.S. Federal income tax. In addition, an investment in the Fund may result in liability for U.S. Federal alternative minimum tax ("AMT"). The Tax Act repealed the AMT for corporations for tax years beginning after December 31, 2017. Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. Federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent the Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. Federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their U.S. Federal AMT.

Shareholders with questions or concerns about the U.S. Federal AMT should consult own their own tax advisors.

The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. Federal income tax in fact meet the requirements for such exemption. Ordinarily, the Fund relies on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. Federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize the Fund's ability to pay any tax-exempt interest dividends. Similar challenges may occur as to state specific exemptions.

A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax advisor to determine what effect, if any, an investment in the Fund may have on the U.S. Federal taxation of such benefits. Tax-exempt interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of the Fund's income other than tax-exempt interest dividends generally will be taxable to shareholders. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

Although tax-exempt interest dividends are generally exempt from U.S. Federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, tax-exempt interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in the Fund.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules ("FINRA") and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which became effective on January 3, 2018. MiFID II prohibits an EU authorized investment firm from receiving research services unless it is paid for directly by an investment firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. In practice, this may cause U.S. asset managers acting under the delegated authority of an EU-based asset manager or U.S. asset managers that are part of a global investment firm that have an EU affiliate to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. The impact on the Funds may be material.

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's Prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended September 30, 2015, 2016 and 2017, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2015	2016	2017	2015	2016	2017	2017	2017
Large Cap Fund	$1,076	$705	$528	$17	$—	$—	0%	0%
Large Cap Value Fund	$829	$487	$310	$112	$—	$—	0%	0%
Large Cap Growth Fund	$746	$358	$210	$18	$—	$—	0%	0%
Large Cap Index Fund	*	*	*	*	*	*	*	*
Tax-Managed Large Cap Fund	$1,461	$1,801	$777	$—	$—	$—	0%	0%
S&P 500 Index Fund	$47	$25	$29	$—	$—	$—	0%	0%
Small Cap Fund	$1,171	$666	$346	$75	$—	$—	0%	0%
Small Cap Value Fund	$758	$418	$181	$20	$5	$—	0%	0%
Small Cap Growth Fund	$522	$323	$135	$35	$—	$—	0%	0%
Tax-Managed Small/Mid Cap Fund	$644	$665	$473	$—	$—	$—	0%	0%
Mid-Cap Fund	$234	$84	$115	$13	$—	$—	0%	0%
U.S. Managed Volatility Fund	$339	$251	$263	$—	$—	$—	0%	0%
Global Managed Volatility Fund	$888	$949	$723	$—	$—	$—	0%	0%
Tax-Managed Managed Volatility Fund	$222	$207	$132	$—	$—	$—	0%	0%
Tax-Managed International Managed Volatility Fund	*	*	$300	*	*	$—	0%	0%
Real Estate Fund	$190	$229	$177	$13	$14	$14	0%	0%
Enhanced Income Fund	$1	$—	$1	$—	$—	$—	0%	0%
Core Fixed Income Fund	$171	$177	$203	$—	$—	$—	0%	0%
U.S. Fixed Income Fund	$57	$69	$103	$—	$—	$—	0%	0%
High Yield Bond Fund	$6	$—	$5	$—	$—	$—	0%	0%
Conservative Income Fund	*	$—	$—	*	$—	$—	0%	0%
Tax-Free Conservative Income Fund	*	$—	$—	*	$—	$—	0%	0%
Real Return Fund	$—	$—	$—	$—	$—	$—	0%	0%

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2015	2016	2017	2015	2016	2017	2017	2017
Dynamic Asset Allocation Fund	$8	$64	$87	$—	$—	$—	0%	0%
Multi-Strategy Alternative Fund	$9	$668	$1,265	$—	$—	$—	0%	0%
Long/Short Alternative Fund	$15	$18	$12	$—	$—	$—	0%	0%

*  Not in operation during such period.

The portfolio turnover rate for the Funds for the fiscal years ending September 30, 2016 and 2017 was as follows:

	Turnover Rate
Fund	2016	2017
Large Cap Fund	68%	100%
Large Cap Value Fund	70%	76%
Large Cap Growth Fund	93%	95%
Large Cap Index Fund	*	*
Tax-Managed Large Cap Fund	89%	88%
S&P 500 Index Fund	10%	21%
Small Cap Fund	104%	135%
Small Cap Value Fund	87%	123%
Small Cap Growth Fund	124%	116%
Tax-Managed Small/Mid Cap Fund	107%	151%
Mid-Cap Fund	115%	112%
U.S. Managed Volatility Fund	43%	48%
Global Managed Volatility Fund	58%	61%
Tax-Managed Managed Volatility Fund	32%	22%
Tax Managed International Managed Volatility Fund	*	51%
Real Estate Fund	84%	67%
Enhanced Income Fund	90%	76%
Core Fixed Income Fund	336%	386%
U.S. Fixed Income Fund	401%	463%
High Yield Bond Fund	56%	62%
Conservative Income Fund	—%	—%
Tax-Free Conservative Income Fund	—%	—%
Real Return Fund	38%	49%
Dynamic Asset Allocation Fund	7%	3%
Multi-Strategy Alternative Fund	149%	37%
Long/Short Alternative Fund	43%	111%

*  Not in operation during such period.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. As of September 30, 2017, the Trust held the following securities:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	JP Morgan	Equity	$19,263
	Bank of America	Equity	$18,925
	Citigroup	Equity	$20,199
	Goldman, Sachs & Co.	Equity	$3,031
Large Cap Value Fund	JP Morgan	Equity	$26,860
	Bank of America	Equity	$23,771
	Citigroup	Equity	$1,354
	Goldman, Sachs & Co.	Equity	$1,369
Large Cap Growth Fund	Citigroup	Equity	$2,630
	Goldman, Sachs & Co.	Equity	$2,489
Tax-Managed Large Cap Fund	JP Morgan	Equity	$45,744
	Citigroup	Equity	$27,640
	Morgan Stanley	Equity	$15,026
	Goldman, Sachs & Co.	Equity	$5,134
	Bank of America	Equity	$43,857
S&P 500 Index Fund	JP Morgan	Equity	$12,044
	Citigroup	Equity	$7,118
	Bank of America	Equity	$8,911
	Goldman, Sachs & Co.	Equity	$3,051
Tax-Managed Managed Volatility Fund	Bank of America	Equity	$679
Enhanced Income Fund	Citigroup	Debt	$732
	JP Morgan	Debt	$302
	Goldman, Sachs & Co.	Debt	$700
	HSBC Finance	Debt	$301
	Bank of America	Debt	$491
Core Fixed Income Fund	Citigroup	Debt	$20,286
	JP Morgan Chase Bank	Debt	$33,127
	Bank of America	Debt	$25,821
	Morgan Stanley	Debt	$21,827
	Goldman, Sachs & Co.	Debt	$23,218
	HSBC Finance	Debt	$6,840
	Credit Suisse	Debt	$7,051
	Barclay Investment	Debt	$657
U.S. Fixed Income Fund	Bank of America	Debt	$8,553
	JP Morgan	Debt	$4,748
	Citigroup	Debt	$2,557
	Morgan Stanley	Debt	$8,087
	Goldman, Sachs & Co.	Debt	$4,222
	Credit Suisse	Debt	$2,764
	HSBC Finance	Debt	$3,645
High Yield Bond Fund	Bank of America	Debt	$5,212
	JP Morgan Chase Bank	Debt	$5,753
	Citigroup	Debt	$1,981
Conservative Income Fund	Goldman, Sachs & Co.	Debt	$2,000
	JP Morgan	Debt	$2,983

Fund	Name of Issuer	Type of Security	Amount (000)
Dynamic Asset Allocation Fund	JP Morgan	Equity	$11,558
	Bank of America	Equity	$8,556
	Citigroup	Equity	$6,826
	Goldman, Sachs & Co.	Equity	$2,946
	Morgan Stanley	Equity	$2,342
Multi-Strategy Alternative Fund	JP Morgan	Equity	$156
	Deutsche Bank	Equity	$855
	Citigroup	Equity	$11
	Nomura Securities	Equity	$246

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Except as set forth below, five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Sixty calendar days after the end of each quarter, a list of all portfolio holdings in the Multi-Strategy Alternative and Long/Short Alternative Funds as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to the Multi-Strategy Alternative and Long/Short Alternative Funds shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

The Trust does not have any ongoing arrangements to make available portfolio holdings information sooner than publicly available. Nonetheless, portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES' LIABILITY

The Agreement and Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Agreement and Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Agreement and Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Agreement and Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 8, 2018, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of a Fund. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	79,300,761.433	46.79%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	76,131,093.016	44.92%

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Fund—Class Y Shares
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	3,392,239.078	33.97%
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	3,176,110.757	31.80%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,227,336.012	12.29%
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	803,701.032	8.05%
Large Cap Value Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	22,713,700.384	44.36%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	22,427,157.970	43.80%
Large Cap Value Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	32,091.536	17.06%
Wells Fargo Bank FBO Champion Motors 401K 1055004170 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	19,497.553	10.36%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Rochester Davis Fetch CO EE SVG 25396900 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	18,572.161	9.87%
Wells Fargo Bank FBO Can Lines Inc 1055004189 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	17,618.008	9.36%
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1055009914 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	12,639.926	6.72%
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 25639100 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	12,110.387	6.44%
Wells Fargo Bank FBO Arsement Redd & Morella LLC PS 401K 9555899954 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	12,053.981	6.41%
Wells Fargo Bank FBO H&H Industrail Corp 401K 1055008345 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	11,091.028	5.89%
Wells Fargo Bank FBO William C Reha MD 401K Plan 25626800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	9,949.212	5.29%
Large Cap Value Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	4,517,299.127	87.15%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	457,336.666	8.82%
Large Cap Growth Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	18,114,523.659	44.34%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	18,043,653.201	44.17%
Large Cap Growth Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	23,572.070	22.17%
Wells Fargo Bank FBO Can Lines Inc 1055004189 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	12,926.261	12.16%
Wells Fargo Bank FBO Rochester Davis Fetch CO EE SVG 25396900 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	9,854.378	9.27%
Wells Fargo Bank FBO Ranker-Hanshaw Financial Group 1055006506 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	8,052.946	7.58%
Wells Fargo Bank FBO Arsement Redd & Morella LLC PS 401K 9555899954 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,954.838	7.48%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1055009914 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,953.613	7.48%
Wells Fargo Bank FBO William C Reha MD 401K Plan 25626800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,895.886	7.43%
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 25639100 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,453.424	5.13%
Large Cap Growth Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	3,362,798.925	89.45%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	353,846.250	9.41%
Tax-Managed Large Cap Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	57,130,413.374	40.93%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	56,061,912.140	40.16%
Tax-Managed Large Cap Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	4,904,317.477	36.80%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Asset Allocation Trust Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	2,999,937.811	22.51%
SEI Asset Allocation Trust Tax-Managed Aggressive Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,654,047.802	12.41%
SEI Asset Allocation Trust Tax-Managed Moderate Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	679,646.555	5.10%
S&P 500 Index Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,171,674.908	45.74%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	2,385,891.066	34.41%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	387,788.172	5.59%
S&P 500 Index Fund—Class E Shares
Nationwide Life Insurance Company c/o NACO—IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,381,821.178	44.10%
Charles Schwab & Co Inc 101 Montgomery Street Attn: Mutual Funds Dept San Francisco, CA 94104-4151	1,044,562.420	19.34%
Nationwide Life Insurance Company Nationwide GPVA c/o IPO Portfolio Holdings P.O. Box 182029 Columbus, OH 43218-2029	404,653.163	7.49%

Name and Address	Number of Shares	Percent of Fund/Class
State of Missouri 457 Plan c/o ICMA Retirement Corporation 777 North Capitol Street NE Washington, DC 20002-4239	349,350.688	6.47%
S&P 500 Index Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	27,711.120	27.48%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	14,427.767	14.31%
Wells Fargo Bank FBO The Heritage Automotive Grp 401KPSP 3555000000 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	10,864.244	10.77%
Wells Fargo Bank FBO Champion Motors 401K 1055004170 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	9,077.219	9.00%
Wells Fargo Bank FBO Can Lines Inc 1055004189 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	8,254.869	8.19%
S&P 500 Index Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	371,171.868	47.68%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	343,071.079	44.07%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	43,327.942	5.57%
Small Cap Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	22,500,561.970	47.10%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	21,469,583.425	44.94%
Small Cap Fund—Class Y Shares
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,111,828.798	38.15%
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	684,021.636	23.47%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	562,828.598	19.31%
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	251,822.849	8.64%
Small Cap Value Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	5,856,819.059	41.95%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	5,462,389.043	39.12%

Name and Address	Number of Shares	Percent of Fund/Class
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	752,232.326	5.39%
Small Cap Value Fund—Class I Shares
Wells Fargo Bank FBO Rochester Davis Fetch CO EE SVG 25396900 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	20,739.338	20.47%
Wells Fargo Bank FBO Can Lines Inc 1055004189 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	12,948.980	12.78%
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1055009914 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	10,736.195	10.60%
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	9,767.338	9.64%
Wells Fargo Bank FBO Arsement Redd & Morella LLC PS 401K 9555899954 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,294.507	7.20%
Nationwide Trust CO FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6,169.684	6.09%
Wells Fargo Bank FBO Ranker-Hanshaw Financial Group 1055006506 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,275.944	5.21%

Name and Address	Number of Shares	Percent of Fund/Class
Small Cap Value Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,374,175.932	87.99%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	164,402.340	10.53%
Small Cap Growth Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,742,574.503	42.47%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	3,679,721.050	41.75%
Small Cap Growth Fund—Class I Shares
Wells Fargo Bank FBO Can Lines Inc 1055004189 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	11,010.974	18.35%
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	7,746.863	12.91%
Wells Fargo Bank FBO Arsement Redd & Morella LLC PS 401K 9555899954 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,518.353	12.53%
Wells Fargo Bank FBO Champion Motors 401K 1055004170 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,746.179	9.58%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 25639100 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	4,179.288	6.96%
Wells Fargo Bank FBO Ranker-Hanshaw Financial Group 1055006506 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	4,076.165	6.79%
Wells Fargo Bank FBO Catalyst Planning Group 401(k) 1055012820 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	3,485.447	5.81%
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1055009914 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	3,059.821	5.10%
Small Cap Growth Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	729,797.510	88.84%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	71,692.268	8.73%
Tax-Managed Small/Mid Cap Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	15,246,006.594	42.02%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	14,627,916.652	40.31%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,836,532.404	5.06%

Name and Address	Number of Shares	Percent of Fund/Class
Tax-Managed Small/Mid Cap Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,285,707.732	37.18%
SEI Asset Allocation Trust Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	834,818.837	24.14%
SEI Asset Allocation Trust Tax-Managed Aggressive Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	461,298.075	13.34%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	194,065.893	5.61%
SEI Asset Allocation Trust Tax-Managed Core Market Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	180,982.120	5.23%
Mid-Cap Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	2,042,802.844	46.29%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	967,370.722	21.92%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	635,094.442	14.39%
McWood & Co PO Box 29522 Raleigh, NC 27626-0522	224,609.265	5.09%

Name and Address	Number of Shares	Percent of Fund/Class
Mid-Cap Fund—Class I Shares
Wells Fargo Bank FBO Rochester Davis Fetch CO EE SVG 25396900 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,808.890	24.13%
Wells Fargo Bank FBO Wildeman & O'Brock CPA PC 401K Retirement Plan 25472400 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	6,684.366	20.65%
Wells Fargo Bank FBO William C Reha MD 401K Plan 25626800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,014.833	15.49%
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 25639100 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	4,234.691	13.08%
Wells Fargo Bank FBO Third Party Verification 401K Plan 25630200 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	2,891.800	8.93%
Wells Fargo Bank FBO Mega Construction Company 1055011304 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	2,457.707	7.59%
Mid Cap Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	55,552.543	59.74%
CBNA AS Custodian FBO Iron Workers #399 Annuity Fund Plan 6 Rhoads Dr Ste 7 Utica, NY 13502-6317	29,380.208	31.60%

Name and Address	Number of Shares	Percent of Fund/Class
U.S. Managed Volatility Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	24,395,866.668	44.16%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	18,149,124.766	32.85%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,746,191.315	6.78%
U.S. Managed Volatility Fund—Class I Shares
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Plan 25396800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	25,010.971	30.29%
Wells Fargo Bank FBO Third Party Verification 401K Plan 25630200 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	22,275.718	26.98%
Wells Fargo Bank FBO William C Reha MD 401K Plan 25626800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	21,495.680	26.03%
Wells Fargo Bank FBO Mitten and Winters 401K Plan 25637300 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	6,798.163	8.23%
Wells Fargo Bank FBO Smith Animal Clinic P C 1055010467 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,608.746	6.79%

Name and Address	Number of Shares	Percent of Fund/Class
U.S. Managed Volatility Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	2,944,079.457	6.04%
SEI Asset Allocation Trust Tax-Managed Moderate Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,519,867.718	5.17%
Global Managed Volatility Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	44,820,237.118	41.93%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	39,611,773.489	37.06%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,965,912.973	6.52%
Global Managed Volatility Fund—Class I Shares
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Plan 25396800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	34,240.782	24.31%
Wells Fargo Bank FBO William C Reha MD 401K Plan 25626800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	31,293.259	22.21%
Wells Fargo Bank FBO Third Party Verification 401K Plan 25630200 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	16,234.854	11.52%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1055009914 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	14,431.342	10.24%
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 25639100 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	12,508.416	8.88%
Wells Fargo Bank FBO Smith Animal Clinic P C 1055010467 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	8,390.189	5.96%
Wells Fargo Bank FBO Mitten and Winters 401K Plan 25637300 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,745.625	5.50%
Global Managed Volatility Fund—Class Y Shares
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,484,753.407	26.11%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	4,774,886.520	22.73%
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	2,652,994.696	12.63%
UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbour Blvd Weehawken, NJ 07086-6761	1,882,804.171	8.96%

Name and Address	Number of Shares	Percent of Fund/Class
Tax-Managed Managed Volatility Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	27,415,457.062	42.98%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	22,095,751.430	34.64%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,575,660.052	7.17%
Tax-Managed Managed Volatility Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,813,942.787	43.10%
SEI Private Trust Company c/o Pinnacle Trust GWP One Freedom Valley Drive Oaks, PA 19456-9989	408,087.749	9.70%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	350,296.950	8.32%
UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbour Blvd Weehawken, NJ 07086-6761	248,864.234	5.91%
SEI Private Trust Company c/o 370 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	236,799.864	5.63%
Tax-Managed International Managed Volatility Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	14,272,054.931	46.25%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	11,516,179.780	37.32%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,261,843.302	7.33%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	1,772,752.594	5.74%
Tax-Managed International Managed Volatility Fund—Class Y Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	843,185.602	64.02%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	94,572.625	7.18%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	70,859.134	5.38%
Real Estate Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,178,087.030	36.95%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,138,431.668	36.28%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	475,840.014	8.07%
Wells Fargo Bank NA FBO Mitsubishi Motors N A—SIMC 80008518 PO Box 1533 Minneapolis, MN 55480-1533	400,967.070	6.80%

Name and Address	Number of Shares	Percent of Fund/Class
Real Estate Fund—Class I Shares
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Plan 25396800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	9,297.743	34.23%
Wells Fargo Bank FBO William C Reha MD 401K Plan 25626800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	6,441.593	23.71%
Wells Fargo Bank FBO Bernard Gelbard MD PC 401K 1055010500 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,372.059	19.78%
Wells Fargo Bank FBO Mega Construction Company 1055011304 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	3,382.441	12.45%
Wells Fargo Bank FBO MacLaren Fabrication Inc 401K 1055011304 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	1,363.379	5.02%
Real Estate Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	943,927.027	41.58%
SEI Asset Allocation Trust Tax-Managed Conservative Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	571,149.921	25.16%
SEI Asset Allocation Trust Tax-Managed Moderate Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	521,138.642	22.96%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Asset Allocation Trust Tax-Managed Defensive Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	132,838.021	5.85%
Enhanced Income Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	4,195,000.620	46.80%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,807,590.257	42.48%
Enhanced Income Fund—Class I Shares
Wells Fargo Bank FBO EG Middleton Inc Ret Svgs Plan 25396800 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	9,913.064	38.24%
Wells Fargo Bank FBO Mitten and Winters 401K Plan 25637300 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,807.461	30.12%
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran 401K 1055009914 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	5,058.763	19.51%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,094.844	11.94%
Enhanced Income Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	681,198.768	72.16%

Name and Address	Number of Shares	Percent of Fund/Class
UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbour Blvd Weehawken, NJ 07086-6761	196,124.765	20.78%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	64,937.108	6.88%
Core Fixed Income Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	73,794,341.434	44.39%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	67,657,389.739	40.70%
Core Fixed Income Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	351,635.834	49.73%
Wells Fargo Bank FBO Azar Eye Clinic Profit Sharing 401K 9555898250 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	102,354.248	14.48%
Wells Fargo Bank FBO Smith Animal Clinic P C 1055010467 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	53,517.235	7.57%
Core Fixed Income Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	10,530,324.626	49.33%

Name and Address	Number of Shares	Percent of Fund/Class
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,666,906.959	26.55%
Great-West Trust Company LLC TTEE F c/o FASCore LLC FBO Capital Hlth Ret Sav & Invst Pl 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	2,149,292.555	10.07%
SEI Private Trust Company c/o Pinnacle Trust GWP One Freedom Valley Drive Oaks, PA 19456-9989	1,445,799.375	6.77%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,340,933.078	6.28%
U.S. Fixed Income Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	74,580,640.555	45.28%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	71,032,517.917	43.12%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,560,740.045	5.80%
U.S. Fixed Income Fund—Class Y Shares
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	4,047,792.859	26.39%
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	3,263,899.927	21.28%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,679,549.688	17.47%
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue—IMU	1,175,620.723	7.67%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,168,815.051	7.62%
SEI Asset Allocation Trust Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	1,042,757.833	6.80%
High Yield Bond Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	91,817,362.655	43.88%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	86,749,881.341	41.46%
High Yield Bond Fund—Class I Shares
Wells Fargo Bank FBO Rochester Davis Fetch CO EE SVG 25396900 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	49,349.731	42.41%
Wells Fargo Bank FBO Smith Animal Clinic P C 1055010467 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	32,916.227	28.29%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Bernard Gelbard MD PC 401K 1055010500 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	11,037.143	9.49%
Wells Fargo Bank FBO Capozzi & Assoc PC Ret Svgs Plan 25639100 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	8,335.384	7.16%
Wells Fargo Bank FBO Third Party Verification 401K Pl 25630200 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	7,369.590	6.33%
High Yield Bond Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	9,695,324.914	37.25%
SEI Asset Allocation Trust Tax-Managed Moderate Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,435,698.511	9.36%
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	2,049,217.201	7.87%
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,997,985.239	7.68%
SEI Asset Allocation Trust Tax-Managed Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	1,991,746.919	7.65%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Asset Allocation Trust Tax-Managed Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	1,534,480.818	5.90%
Conservative Income Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,964,550.893	35.35%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	5,946,882.752	30.18%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,992,756.344	20.27%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	2,209,245.634	11.21%
Conservative Income Fund—Class Y Shares
SEI Asset Allocation Trust Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	883,970.986	45.97%
SEI Asset Allocation Trust Defensive Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	429,988.594	22.36%
SEI Private Trust Company c/o Pinnacle Trust GWP One Freedom Valley Drive Oaks, PA 19456-9989	247,478.721	12.87%
SEI Insurance Products Trust VP Conservative Strategy Fund Attn: Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456-9989	133,818.777	6.96%

Name and Address	Number of Shares	Percent of Fund/Class
Tax-Free Conservative Income Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	6,345,349.492	39.90%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	5,579,922.458	35.09%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,394,464.896	15.06%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	1,356,692.134	8.53%
Tax-Free Conservative Income Fund—Class Y Shares
SEI Private Trust Company c/o Pinnacle Trust GWP One Freedom Valley Drive Oaks, PA 19456-9989	102,188.590	27.42%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	88,893.847	23.85%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	75,082.573	20.14%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	23,690.481	6.36%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	20,297.917	5.45%
Real Return Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,009,555.748	39.89%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	9,924,453.251	39.55%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,765,828.339	11.02%
SEI Private Trust Company c/o GWP Advisors One Freedom Valley Drive Oaks, PA 19456-9989	1,646,563.041	6.56%
Real Return Fund—Class Y Shares
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	619,228.446	35.04%
SEI Asset Allocation Trust Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	351,488.098	19.89%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	306,048.947	17.32%
Wells Fargo Bank NA FBO SEI Capital Accumulation Plan 7555899965 125 West WT Harris Blvd Charlotte, NC 28288-1151	169,407.874	9.59%
SEI Asset Allocation Trust Defensive Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	142,474.683	8.06%
Dynamic Asset Allocation Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	28,037,606.822	47.19%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	26,143,252.163	44.00%
Dynamic Asset Allocation Fund—Class Y Shares
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,894,282.882	28.17%
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,520,174.741	22.61%
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	1,398,833.508	20.80%
UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbour Blvd Weehawken, NJ 07086-6761	623,302.473	9.27%
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	429,977.312	6.39%
Multi-Strategy Alternative Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	24,049,678.326	46.78%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	21,292,668.661	41.41%
SEI Private Trust Company c/o ID 370 Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456-9989	2,835,972.361	5.52%

Name and Address	Number of Shares	Percent of Fund/Class
Multi-Strategy Alternative Fund—Class Y Shares
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	222,961.492	39.96%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	195,214.083	34.99%
Pershing Division of DLJ Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	73,779.221	13.22%
Long/Short Alternative Fund—Class F Shares
SEI Corp Attn: Eileen Bonaduce P.O. Box 1100 Oaks, PA 19456-1100	2,182.056	100%
Long/Short Alternative Fund—Class Y Shares
US Bank NA FBO SEI Institutional Managed Trust Attn: Derek Rosenbauer 1555 N Rivercenter Drive STE 302 Milwaukee, WI 53212-3958	3,142,922.271	100%

MASTER/FEEDER OPTION

Certain Funds may, in the future, seek to achieve their investment objectives by investing all of their assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Funds. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the Funds. The initial shareholder(s) of the Funds voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, Real Estate, U.S. Managed Volatility, Tax-Managed Managed Volatility, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Multi-Strategy Alternative and Long/Short Alternative Funds. Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Global Managed Volatility, Tax-Managed International Managed Volatility, Real Return and Dynamic Asset Allocation Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A
DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody's Global Long-Term Ratings

Aaa  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Description of Moody's Global Short-Term Ratings

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•  The nature of and provisions of the financial obligation; and the promise S&P imputes; and

•  The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P's Long-Term Issue Credit Ratings*

AAA  An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C  An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D  An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR  This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-4

Description of S&P's Short-Term Issue Credit Ratings

A-1  A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Description of S&P's Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

A-5

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted 'NR.'

Description of Fitch's Long-Term Corporate Finance Obligations Ratings

AAA  Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB  Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB  Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B  Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC  Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC  Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C  Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

A-6

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch's Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Accumulation Fund

Ticker Symbol: Class F—SAAAX, Class Y—SMOYX

Multi-Asset Income Fund

Ticker Symbol: Class F—SIOAX, Class Y—SLIYX

Multi-Asset Inflation Managed Fund

Ticker Symbol: Class F—SIFAX, Class Y—SLFYX

Multi-Asset Capital Stability Fund

Ticker Symbol: Class F—SCLAX, Class Y—SMLYX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

AllianceBernstein L.P.

AQR Capital Management, LLC

Goldman Sachs Asset Management, L.P.

Guggenheim Partners Investment Management, LLC

PanAgora Asset Management Inc.

QS Investors, LLC

SSGA Funds Management, Inc.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's prospectuses relating to Class F and Class Y Shares of the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds (the "Prospectuses"), dated January 31, 2018. The Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended September 30, 2017, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Trust's 2017 Annual Report. A copy of the 2017 Annual Report must accompany the delivery of this Statement of Additional Information.

January 31, 2018

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-8
Alternative Strategies	S-8
American Depositary Receipts	S-10
Asset-Backed Securities	S-11
Commercial Paper	S-12
Commodity Investments	S-12
Construction Loans	S-13
Credit-Linked Notes	S-13
Demand Instruments	S-14
Derivatives	S-14
Distressed Securities	S-15
Equity-Linked Warrants	S-15
Equity Securities	S-15
Eurobonds	S-16
Exchange-Traded Products	S-17
Fixed Income Securities	S-18
Foreign Securities and Emerging and Frontier Markets	S-20
Forward Foreign Currency Contracts	S-23
Futures Contracts and Options on Futures Contracts	S-26
Government National Mortgage Association Securities	S-28
High Yield Foreign Sovereign Debt Securities	S-28
Illiquid Securities	S-29
Insurance Funding Agreements	S-29
Interfund Lending and Borrowing Arrangements	S-29
Investment Companies	S-30
Investment in Subsidiary	S-31
Loan Participations and Assignments	S-32
MiFID II	S-32
Master Limited Partnerships	S-33
Money Market Securities	S-33
Mortgage-Backed Securities	S-33
Mortgage Dollar Rolls	S-36
Municipal Securities	S-36
Non-Diversification	S-37
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-37
Obligations of Supranational Entities	S-38
Options	S-38
Pay-In-Kind Bonds	S-40
Privatizations	S-40
Put Transactions	S-40
Quantitative Investing	S-41
Real Estate Investment Trusts	S-41
Real Estate Operating Companies	S-41
Receipts	S-41
Repurchase Agreements	S-42
Restricted Securities	S-42
Reverse Repurchase Agreements and Sale-Buybacks	S-42
Risks of Cyber Attacks	S-43
Securities Lending	S-43
Short Sales	S-44

Sovereign Debt	S-45
Structured Securities	S-45
Swaps, Caps, Floors, Collars and Swaptions	S-45
U.S. Government Securities	S-48
Variable and Floating Rate Instruments	S-48
When-Issued and Delayed Delivery Securities	S-49
Yankee Obligations	S-49
Zero Coupon Securities	S-49
INVESTMENT LIMITATIONS	S-50
THE ADMINISTRATOR AND TRANSFER AGENT	S-52
THE ADVISER AND THE SUB-ADVISERS	S-54
DISTRIBUTION AND SHAREHOLDER SERVICING	S-72
SECURITIES LENDING ACTIVITY	S-74
TRUSTEES AND OFFICERS OF THE TRUST	S-74
PROXY VOTING POLICIES AND PROCEDURES	S-82
PURCHASE AND REDEMPTION OF SHARES	S-83
TAXES	S-84
PORTFOLIO TRANSACTIONS	S-93
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-95
DESCRIPTION OF SHARES	S-96
LIMITATION OF TRUSTEES' LIABILITY	S-97
CODES OF ETHICS	S-97
VOTING	S-97
SHAREHOLDER LIABILITY	S-97
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-98
CUSTODIAN	S-101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-101
LEGAL COUNSEL	S-101
APPENDIX A—DESCRIPTION OF RATINGS	A-1

January 31, 2018

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 17, 1986. The Agreement and Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Currently, the Trust offers two classes of shares of the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds, although the Trust offers Class E and Class I shares of other series of the Trust. Additional share classes of the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds may be offered in the future, which may provide for variations in distribution fees, transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to distribution, shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio, all assets of such portfolio, belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and report to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses. This SAI relates to Class F and Class Y Shares of the Multi-Asset Inflation Strategy, Multi-Asset Accumulation, Multi-Asset Income and Multi-Asset Capital Stability Funds (each, a "Fund" and together, the "Funds").

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

MULTI-ASSET ACCUMULATION FUND—The investment objective of the Multi-Asset Accumulation Fund is to generate total return, including capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will seek to generate total return over time by selecting investments from among a broad range of asset classes based upon SIMC's or the Sub-Advisers' expectations of risk and return. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Advisers' views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund obtain its exposure to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance risk across all capital market exposures, which may result in asset classes with lower perceived risk having a greater notional allocation within the Fund's portfolio than asset classes with higher perceived risk.

S-1

Notional allocation refers to the Fund's use of one or more derivative contracts to attempt to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, currency or commodity (or a basket or index)). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts. In addition, the Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of volatility with the goal of managing the Fund's volatility. This may result in the Fund increasing capital market exposures during periods of perceived falling risk and decreasing capital market exposures during periods of perceived rising risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes ("ETNs"), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities and obligations of U.S. and foreign commercial banks, such as certificates of deposits and time deposits. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds ("ETFs") to obtain the Fund's desired exposure to an asset class. The Fund may also invest in real estate investment trusts ("REITs") and securities issued by U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands ("Subsidiary"). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the

S-2

Fund's interest rate duration and yield curve exposure. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps may be used to obtain exposure to different U.S. and foreign equity markets. Futures and swaps on futures may be used to gain exposure to U.S. and foreign sovereign bond markets, equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the Securities and Exchange Commission ("SEC") to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

MULTI-ASSET INCOME FUND—The investment objective of the Multi-Asset Income Fund is to generate total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will seek to achieve its investment objective by selecting investments from among a broad range of asset classes based upon SIMC's or the Sub-Adviser's expectations for income and, to a lesser extent, capital appreciation. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposure to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including asset-backed securities, mortgage-backed securities, collateralized debt and collateralized loan obligations ("CDOs" and "CLOs", respectively), corporate and municipal bonds and debentures, structured notes, construction loans, commercial paper, ETNs, money

S-3

market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and TIPS and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may invest up to 25% of its assets in master limited partnership ("MLP") units and may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). Such investment may include open-end funds, money market funds, closed-end funds and ETFs (including leveraged and inverse ETFs). The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

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MULTI-ASSET INFLATION MANAGED FUND—The investment objective of the Multi-Asset Inflation Managed Fund is to generate total return exceeding the rate of inflation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will seek to generate "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions) by selecting investments from among a broad range of asset classes, including fixed income and equity securities and commodity investments. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Advisers' views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposure to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs. The Fund may also invest in REITs and U.S. and non-U.S. real estate companies.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued.

The Fund may invest in a wide range of fixed income investments, including obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes, obligations of foreign governments, U.S. and foreign corporate debt securities, including commercial paper, and fully collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better) and securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and TIPS and other inflation-linked debt securities, and municipal bonds and debentures. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions. The Fund may also enter into repurchase or reverse repurchase agreements with respect to its investment in the fixed income securities listed above and may use the cash received to enter into a short position on U.S. Treasury bonds.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands ("Subsidiary"). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

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The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Interest rate futures contracts are primarily used to hedge interest rate risk in the Fund's U.S. bond holdings. Commodity futures contracts are primarily used to obtain exposure to a diversified set of commodity markets. Interest rate swaps may further be used to manage the Fund's interest rate risk. Swaps on indexes may be used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Options may be used to gain exposure to or hedge exposures in the equity and commodity markets. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

The Sub-Advisers may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

MULTI-ASSET CAPITAL STABILITY FUND—The investment objective of the Multi-Asset Capital Stability Fund is to manage the risk of loss while providing current income and an opportunity for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will attempt to manage the risk of loss while still seeking to generate some growth by selecting investments from among a broad range of asset classes. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period. The Fund's investments are expected to include U.S. debt obligations and investment grade bonds, and, to a lesser extent, riskier asset classes as detailed below, such as equities and non-investment grade securities (also known as junk bonds). The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments, principally futures, forwards, options and swaps. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes.

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The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance anticipated drawdown risk (peak-to-trough decline in asset value) across all capital market exposures in the Fund. This approach may result in asset classes with lower perceived drawdown risk, e.g. high-quality government bonds, having a greater notional allocation within the Fund's portfolio than they would otherwise receive in a non-risk parity approach. Notional allocation generally refers to the Fund's use of one or more derivative contracts to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, basket of securities or index). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts.

The Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of drawdown risk with the goal of managing the Fund's total drawdown risk. This may result in the Fund increasing capital market exposures during periods of perceived falling drawdown risk and decreasing capital market exposures during periods of perceived rising drawdown risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities and warrants, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, ETNs, money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks, as well as entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, TIPS and other inflation-linked debt securities and obligations of U.S. and foreign commercial banks, such as certificates of deposit and time deposits. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and ETFs. The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Futures contracts may be used to gain exposure to U.S. and foreign sovereign bond markets. Index futures and securities index swaps may be used to gain exposure to U.S. and foreign equity markets. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. Options may be used to gain exposure to or hedge risks in U.S. and foreign equity and fixed income markets. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

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The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser may buy and sell currencies (i.e., take long or short positions) using futures contracts, foreign currency forward contracts and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. References to "Fund," where applicable, also refer to the underlying funds in which the Funds may invest. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

ALTERNATIVE STRATEGIES—The Funds employ a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed-income securities or money market instruments) employed by mutual funds. The following alternative strategies can be implemented by the Funds.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. An underlying fund or a Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. An underlying fund or a Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures contracts. The underlying fund or the Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary

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risk in this strategy is that the underlying fund or the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest rate risk. Strategies may also involve leverage and hedging through the use of ETFs (as defined below) or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Funds may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indexes, fixed income and currencies.

Event-Driven Strategies.  Event-driven strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. An underlying fund or a Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If an underlying fund or a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies. Arbitrage strategies focus on relative pricing discrepancies between instruments, including equities, debt, futures contracts and options. An underlying fund or a Sub-Adviser may employ mathematical, technical or fundamental analysis to determine incorrectly valued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage  involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that an underlying fund or a Sub-Adviser believes are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, an underlying fund or a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the underlying fund or the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading  combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. An underlying fund or a Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the underlying

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fund or the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the underlying fund or the Sub-Adviser would take long position for the underperforming security and short position for the overperforming security. For options, the underlying fund or the Sub-Adviser would write put option for underperforming stock and call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral  seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indexes. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers, and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

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ASSET-BACKED SECURITIES—Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized risk obligations, CLOs and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Funds, as securityholders, may suffer a loss.

Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, has created uncertainty in the credit and other financial markets and other unknown risks. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), for example, imposes a new regulatory framework on the U.S. financial services industry and the consumer credit markets in general. As a result of the Dodd-Frank Act and similar measures to re-regulate the credit markets and, in particular, the structured finance markets, the manner in which asset-backed securities are issued and structured has been altered and the reporting obligations of the issuers of such securities may be significantly increased or more become more costly. The value or liquidity of any asset-backed securities held or acquired by the Funds may be adversely affected as a result of these changes.

In particular, the implementation of Section 619 of the Dodd-Frank Act (and related regulations) prohibiting certain banking entities from engaging in proprietary trading (the so-called Volcker Rule) and of Section 941 of the Dodd-Frank Act (and related regulations) requiring the "sponsor" of a securitization to retain no less than 5% of the credit risk of the assets collateralizing the asset-backed securities, could have a negative effect on the marketability and liquidity of asset-backed securities (including mortgage-backed securities and CDOs and CLOs), whether in the primary issuance or in secondary trading. It is possible that the risk retention rules may reduce the number of new issuances of private-label mortgage backed securities or the number of collateral managers active in the CDO and CLO markets, which also may result in fewer new issue securities. A contraction or reduced liquidity in the asset-backed, CDO or CLO markets could reduce opportunities for the Funds to sell their securities and might adversely affect the management flexibility of the Funds in relation to the respective portfolios.

In addition to the changes required by the Dodd-Frank Act, the SEC adopted rules in August 2014 that substantially revise "Regulation AB" (the SEC's principal source of rules for asset-backed securities) and other rules governing the offering process, disclosure and reporting for asset-backed securities issued in registered transactions. Among other things, those rules require enhanced disclosure of asset-level information at the time of the securitization and on an ongoing basis. Certain elements of proposed Regulation AB remain outstanding, including the proposal that issuers of structured finance products offered privately provide the same initial and ongoing information as would be required if the offering were public. It is not clear when or whether any of the proposed revisions to Regulation AB that remain

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outstanding will be adopted, how those standards will be implemented, or what effect those standards will have on securitization transactions. The rules may, for example, have the effect of impeding new issuances and reducing the availability of investments for the Funds, or adversely affecting the market value of legacy securities that do not conform with the new rules.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, the Funds must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS—The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly managed the assets of a Fund, SIMC, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

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Commodity investments generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to insure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under "Swaps, Caps, Floors, Collars and Swaptions." Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that

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no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with over-the-counter ("OTC") derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission ("CFTC") also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Under recently-adopted regulations by the CFTC and federal banking regulators ("Margin Rules"), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. However, due to the compliance timeline within the Margin Rules, it is unlikely that a Fund will be required to comply with such initial margin requirements until March 1, 2020. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of

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closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major swap participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

More information about particular types of derivatives instruments is included below in the sections titled "Forward Foreign Currency Contracts," "Futures Contracts and Options on Futures Contracts," "Options" and "Swaps, Caps, Floors, Collars and Swaptions."

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns. Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the advisers may select to mitigate this risk by only purchasing from issuers with high credit ratings). Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks), and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

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EXCHANGE-TRADED PRODUCTS ("ETPs")—A Fund may directly purchase shares of or interests in exchange-traded products ("ETPs") (including ETFs, ETNs and exchange-traded commodity pools). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools.  Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the Securities Act of 1933, as amended (the "1933 Act"). Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not

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closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's net asset value, the changes in the pool's net asset value do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Certain exchange-traded commodity pools may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

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Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term securities in which a portfolio may invest are more volatile than short-term securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities.  Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see. "Appendix A—Description of Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB- or higher by Standard & Poor's Rating Group ("S&P") are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities.  Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating a Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the

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Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations.  High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to regulated investment companies under the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging and frontier markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation,

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political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investments in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Investments in the United Kingdom. In June 2016, the United Kingdom of Great Britain and Northern Ireland (the "UK") voted in a referendum to leave the European Union ("EU"). Although the Funds are established in the United States, the withdrawal of the UK from the EU or "Brexit" may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, meaning that Brexit is scheduled to occur on or before March 30, 2019 unless an extension is agreed. Brexit negotiations regarding the terms of the UK's exit from the EU and the UK's future relationship with the EU began on June 19, 2017. The terms on which the UK will exit from the EU, the precise timeframe in which such exit is to be achieved and the terms of the UK's future relationship with the EU are uncertain. Accordingly, the vote for the UK to leave the EU has caused and may continue to cause a significant degree of uncertainty, volatility and disruption in the markets in which companies invested in by the Fund operate which may adversely impact the financial performance of the Fund and the value of its investments and potentially lower economic growth in markets in the UK, Europe and globally. Such uncertainty may also result in reduction in investment opportunities to deploy capital, and may slow capital-raising of the Fund and its underlying investment funds.

In particular, the vote for the UK to leave the EU has led to a decline in the value of sterling against other currencies, including the euro and the U.S. dollar, which decline could continue for an indeterminate length of time. Accordingly, the sterling cost of potential investments denominated in euros, the U.S. dollar and other non-sterling currencies has increased and may continue to increase, making such investments more expensive. In addition, underlying investment funds in which a Fund holds an interest could be similarly and adversely impacted.

Investments in the China A-Shares. A Fund may invest in People's Republic of China ("PRC") A-Shares through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, the "Stock Connect") subject to any applicable regulatory limits. The Stock Connect is a securities

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trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited ("HKEx"), the Hong Kong Securities Clearing Company Limited ("HKSCC"), Shanghai Stock Exchange ("SSE"), Shenzhen Stock Exchange ("SZSE") and China Securities Depository and Clearing Corporation Limited ("ChinaClear") with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi ("CNH") only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program's cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund's ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

In the event ChinaClear defaults, HKSCC's liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

Operational Risk.  The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include

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certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund's ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. A Fund will not benefit from PRC local investor compensation schemes.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund's investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a "permanent establishment" in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a qualified foreign institutional investor ("QFII") of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and Renminbi QFIIs and investments through the Stock Connect. Pursuant to the circulars, each Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and Renminbi QFIIs or investments through the Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund's return could be substantial.

The advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to Renminbi QFIIs. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if the advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Renminbi QFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed

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upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of a Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently

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convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. While forward foreign currency transactions are exempt from the definition of "swap" under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the jurisdiction of the CFTC.

Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Certain Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.

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Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the

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difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying

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futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including those discussed in the Prospectuses, as well as the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES ("GNMA")—A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and therefore less principal volatility than a comparable 30-year mortgage-backed bond. Because prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments

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denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or a Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INSURANCE FUNDING AGREEMENTS ("IFAs")—An insurance funding arrangement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities" above.

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. Upon implementation of the Program, SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

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INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example, an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory and other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased

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with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares, SPDR and ProShares Trust exchange-traded funds (collectively, the "Exemption ETFs") and procedures approved by the Board, certain Funds may invest in the Exemption ETFs in excess of the 3% limit described above, provided that such Funds otherwise comply with the conditions of the applicable SEC orders, as they may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

Certain ETFs may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code.

INVESTMENT IN SUBSIDIARY—Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may seek to gain exposure to the commodity markets, in whole or in part, through investments in a Subsidiary. Each Subsidiary, unlike the applicable Fund, may invest to a significant extent in commodity-linked securities and derivative instruments. A Fund may invest up to 25% of its total assets in the applicable Subsidiary. The derivative instruments in which a Subsidiary primarily intends to invest are instruments linked to certain commodity indexes and instruments linked to the value of a particular commodity or commodity futures contract or a subset of commodities or commodity futures contracts.

With respect to its investments, a Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the applicable Fund; however, each Subsidiary (unlike the applicable Fund) may invest in commodity-linked swap agreements and other commodity-linked derivative instruments. With respect to their investments in certain securities that may involve leverage, a Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the applicable Fund.

Each Subsidiary is not registered under 1940 Act and, unless otherwise noted in the Prospectuses, is not subject to all of the investor protections of the 1940 Act. Thus, each Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders.

In order for each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Fund to qualify as a RIC under the Code, as amended, the Funds must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the "Taxes" section. In September 2016, the Internal Revenue Service ("IRS") issued proposed regulations that would generally require each Subsidiary

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to distribute their income each year in order for a Fund to treat that income as "qualifying income". The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income", which is consistent with the recently proposed IRS regulations. Accordingly, to the extent each Subsidiary makes distributions out of its earnings and profits, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds expect such distributions to be treated as qualifying income. The Adviser will carefully monitor the Funds' investments in their respective Subsidiary to ensure that no more than 25% of such Fund's assets are invested in its Subsidiary to ensure compliance with each Fund's asset diversification test.

Accordingly, the extent to which the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invest in commodities or commodity-linked derivatives through their respective Subsidiary may be limited by the qualifying income and asset diversification tests, which the Funds must continue to satisfy to maintain their status as a RIC. As such, the Funds might cease to qualify as RICs or could be required to reduce their exposure to such investments, which may result in difficulty in implementing each Fund's investment strategy. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and then sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower). Therefore, a Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MiFID II—Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments (collectively, "MiFID II") took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers

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acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund's ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

MASTER LIMITED PARTNERSHIPS ("MLPs")—The Multi-Asset Income Fund may invest up to 25% of its assets in master limited partnership ("MLP") units. Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Code provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships ("QPTPs"), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the RIC annual qualifying income requirements described in the "Taxes" section below.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by the Adviser or Sub-Adviser(s) to be of the highest short-term quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as GNMA, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") (the "GSEs"), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed

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securities ("CMBS"), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior. Beginning in late 2006, delinquencies, defaults and foreclosures on residential and commercial mortgage loans increased significantly, and they may again increase in the future. In addition, beginning in late 2006, numerous originators and servicers of residential mortgage loans experienced serious financial difficulties and, in many cases, went out of business or were liquidated in bankruptcy proceedings. Those difficulties resulted, in part, from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations and warranties regarding loan characteristics.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. While it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments

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(including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds' actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

CMOs.  CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will

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fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue

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bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing.

Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified investment companies, as defined in the 1940 Act, which means that a relatively high percentage of each Fund's assets may be invested in the obligations of a limited number of issuers. The value of the shares of each Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which requires in part that the Funds be diversified (i.e., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

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Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or "World Bank"), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Currently, each Fund that may purchase obligations of supranational entities intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular

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market represented by the index generally, rather than the price movements in individual securities. All options written on indexes or securities must be "covered" as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below (see "Investment Limitations" below).

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation or futures commission merchant and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.

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Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

Risks.  Risks associated with options transactions include those discussed in the Prospectuses, as well as: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—Certain Funds may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from

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that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

QUANTITATIVE INVESTING—A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS—Real estate investment trusts ("REITs") are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES—Real estate operating companies ("REOCs") are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business; and (iii) the ability to retain earnings.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash

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payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the 1933 Act, or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those

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investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

RISKS OF CYBER ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund, SIMC or any of the Sub-advisers, the Fund's distributor, custodian, transfer agent, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must

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receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund, or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act, which may or may not seek to maintain a stable net asset value of $1.00 per share. The Liquidity Fund does not seek to maintain a stable net asset value, and therefore its net asset value will fluctuate. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund. When a Fund invests in the Liquidity Fund, it will bear a pro rata portion of the Liquidity Fund's expenses, which includes fees paid to SIMC or its affiliates.

SHORT SALES—Short sales may be used by certain Funds as part of their overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the

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amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement

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based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate ("LIBOR") or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a "credit event" triggering the seller's payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed

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under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI and in the Prospectuses. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement or will otherwise "cover" its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards ("NDFs"). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory

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capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear

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interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered are generally determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS ("Yankees")—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured

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interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to the RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

A Fund may:

  1.  Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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Each of the Multi-Asset Income and Multi-Asset Capital Stability Funds may:

  1.  Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

A Fund may not:

  1.  Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of the Funds and may be changed by the Board without a vote of shareholders.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  3.  Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  4.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

  5.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  6.  Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

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Each Fund may:

  1.  Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

Each of the Multi-Asset Income and Multi-Asset Capital Stability Funds may not:

  1.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund. The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified investment management companies.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in real estate. However, the Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its

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subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to:

•  maintaining books and records related to a Fund cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the net asset value of the Funds in accordance with the Funds' valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

Administration Fee
On the first $1.5 billion of Assets;	0.300%
on the next $500 million of Assets;	0.2550%
on the next $500 million of Assets;	0.210%
on the next $500 million of Assets;	0.1650%
on Assets over $3 billion.	0.120%

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For the fiscal years ended September 30, 2015, 2016 and 2017, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Administration Fees Paid (000)			Administration Fees Waived (000)
	2015	2016	2017	2015	2016	2017
Multi-Asset Accumulation Fund	$6,172	$6,396	$6,967	$0	$0	$0
Multi-Asset Income Fund	$1,801	$2,021	$2,543	$166	$264	$280
Multi-Asset Inflation Managed Fund	$2,912	$3,143	$2,689	$447	$524	$117
Multi-Asset Capital Stability Fund	$1,733	$1,993	$2,188	$335	$1,093	$851

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC had approximately $170.99 billion in assets as of September 30, 2017.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds' shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds. Sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the sub-advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers' performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

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Each Investment Advisory Agreement provides that SIMC or the Fund's Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or the Fund's Sub-Adviser, as applicable, or by SIMC or the Fund's Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended September 30, 2017 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Multi-Asset Accumulation Fund	0.75%	0.37%
Multi-Asset Income Fund	0.60%	0.37%
Multi-Asset Inflation Managed Fund	0.55%	0.20%
Multi-Asset Capital Stability Fund	0.40%	0.30%

SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended September 30, 2015, 2016 and 2017, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC's contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended September 30, 2017:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Multi-Asset Accumulation Fund	$18,910	$3,499	$9,225	$6,186
Multi-Asset Income Fund	$5,086	$1,917	$3,108	$61
Multi-Asset Inflation Managed Fund	$4,930	$2,012	$1,778	$1,440
Multi-Asset Capital Stability Fund	$2,918	$674	$2,189	$55

For the fiscal year ended September 30, 2016:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Multi-Asset Accumulation Fund	$15,990	$3,418	$7,963	$4,609
Multi-Asset Income Fund	$4,043	$1,452	$2,556	$35
Multi-Asset Inflation Managed Fund	$5,762	$1,936	$2,384	$1,442
Multi-Asset Capital Stability Fund	$2,658	$313	$1,994	$351

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For the fiscal year ended September 30, 2015:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Multi-Asset Accumulation Fund	$15,430	$3,263	$7,699	$4,468
Multi-Asset Income Fund	$3,603	$1,252	$2,227	$124
Multi-Asset Inflation Managed Fund	$5,339	$1,708	$2,192	$1,439
Multi-Asset Capital Stability Fund	$2,311	$837	$1,734	$0

The Sub-Advisers.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Inflation Managed (and its Subsidiary) and Multi-Asset Capital Stability Funds. As of September 30, 2017, AllianceBernstein Holding L.P. owned approximately 34.9% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.9% economic interest in AllianceBernstein.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Accumulation Fund (and its Subsidiary). AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

COHEN & STEERS CAPITAL MANAGEMENT, INC.—Cohen & Steers Capital Management, Inc. ("Cohen & Steers") serves as a Sub-Adviser to a portion of the assets of the Inflation Commodity Strategy Subsidiary Ltd., a wholly-owned subsidiary of the Multi-Asset Inflation Managed Fund. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc., a public company (NYSE ticker: CNS). As of September 30, 2017, Martin Cohen, director and chairman, and Robert Steers, director and chief executive officer of the firm, own approximately 23.3% and 25.9% of Cohen & Steers Inc.'s common stock and voting rights, respectively. The remainder is held by other Cohen & Steers employees and the public.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.—Goldman Sachs Asset Management, L.P. ("GSAM") serves as a Sub-Adviser to a portion of the assets to the Multi-Asset Income Fund.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC—Guggenheim Partners Investment Management, LLC ("GPIM") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Income Fund. GPIM is an investment adviser registered with the SEC.

PANAGORA ASSET MANAGEMENT INC.—PanAgora Asset Management Inc. ("PanAgora") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Accumulation Fund (and its Subsidiary). PanAgora, a Delaware corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Great-West Lifeco, the majority owner, owns 80% of voting shares through its subsidiary Putnam Investments, and NLI owns the remaining 20% of voting shares.

QS INVESTORS LLC—QS Investors, LLC ("QS Investors") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Inflation Managed Fund. QS Investors is a wholly-owned subsidiary of Legg Mason, Inc., a global asset management company. As of September 30, 2017, QS Investors had assets under management of approximately $22,545 million.

SSGA FUNDS MANAGEMENT, INC.—SSGA Funds Management, Inc. ("SSGA FM") serves as a Sub-Adviser for a portion of the assets of the Multi-Asset Income Fund. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation ("State Street"), a publicly held financial holding company. SSGA FM and other advisory

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affiliates of State Street make up State Street Global Advisors ("SSGA"), the investment management arm of State Street.

Portfolio Management.

SIMC

Compensation. SIMC compensates each portfolio manager for his or her management of the Funds. Each portfolio manager's compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows. Portfolio manager compensation is a combination of both Fund performance and SEI/Company performance. A majority of each portfolio manager's compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. As of September 30, 2017, the portfolio manager beneficially owned shares of the Funds he manages (which may be through his 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
Steve Treftz, CFA	$10,001-$50,000

Other Accounts. As of September 30, 2017, in addition to the Funds, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Steven Treftz, CFA	1	$931.5	1	$142.5	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day oversight of the Funds' investments. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Funds and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably

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designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. The following information relates to the period ended September 30, 2017.

The firm's compensation program for portfolio managers and research analysts is designed to align with clients' interests, emphasizing each professional's ability to generate long-term investment success for AllianceBernstein clients, including shareholders of the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Both portfolio managers and research analysts receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the firm. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance over a multi-year period. Qualitative factors are driven by contributions to the investment process and client success.

For portfolio managers, the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers (CIOs), who consult with the product management team to identify products most similar to the firm's investment style and most relevant within the asset class. Portfolio managers do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

For research analysts, the most important quantitative input is their impact on investment returns. AllianceBernstein performs detailed attribution analysis of all portfolios and track each analyst's contribution to that performance.

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The firm also focuses on the analysts' effectiveness in ranking their stocks on an expected relative-return basis, evaluating whether the stocks they recommended as investment candidates actually outperformed over a one- and three-year period, with the three-year record carrying the most weight.

Qualitative factors are driven by research quality, the analyst's communication effectiveness, team contributions and overall productivity. Research quality is determined by the depth of company and industry knowledge, the level of attentiveness to forecasts and market movements, and capacity for generating differentiated research insights. Each analyst's ability to effectively communicate research recommendations and involvement in building the firm's research capabilities by recruiting and mentoring newer analysts are also important factors.

AllianceBernstein emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support the firm's mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of September 30, 2017, AllianceBernstein's portfolio managers did not beneficially own any shares of the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds.

Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Greg Wilensky, CFA	35	$8,900	31	$3,472	89		$6,690
	0	$0	0	$0	3	*	$704
Leon Zhu, CFA**	2	$56	0	$0	0		$0
Daniel Loewy, CFA**	36	$3,329	182	$22,066	36		$18,210

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to

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engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The investment professional team that manages the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds may have responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight monitoring in place to address these conflicts. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for the clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

AQR

Compensation. SIMC pays AQR a fee based on the assets under management of the Multi-Asset Accumulation Fund (and its Subsidiary) as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Accumulation Fund (and its Subsidiary). The following information relates to the period ended September 30, 2017.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the net income generated by AQR and each Principal's relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts

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managed by AQR. A Principal's relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.

The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus ("Total Compensation"). Total Compensation is reviewed at least annually under a formal review program and increases are granted on a merit basis. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager's performance is not based on any specific fund's or strategy's assets under management or performance, but is affected by the overall performance of the firm. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.

Ownership of Fund Shares. As of September 30, 2017, AQR's portfolio managers did not beneficially own any shares of the Multi-Asset Accumulation Fund (or its Subsidiary).

Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Accumulation Fund (and its Subsidiary), AQR's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michael A. Mendelson, M.B.A., S.M.	5	$4,331	37		$26,130	1		$276
	0	$0	30	*	$20,350	0	*	$0
Brian K. Hurst	13	$18,074	60		$35,061	22		$14,110
	0	$0	52	*	$28,770	6	*	$5,284
Yao Hua Ooi	14	$18,086	49		$27,651	3		$1,275
	0	$0	44	*	$24,034	2	*	$999
John J. Huss	5	$4,331	31		$22,194	2		$603
	0	$0	29	*	$20,742	1	*	$327

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Multi-Asset Accumulation Fund (and its Subsidiary), including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Multi-Asset Accumulation Fund (and its Subsidiary) can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Multi-Asset Accumulation Fund (and/or its Subsidiary), on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Multi-Asset Accumulation Fund (and its Subsidiary), or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Accumulation Fund (and/or

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its Subsidiary). Because of their positions with the Multi-Asset Accumulation Fund (and its Subsidiary), the portfolio managers know the size, timing and possible market impact of the Multi-Asset Accumulation Fund's (and its Subsidiary's) trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Multi-Asset Accumulation Fund (and/or its Subsidiary's).

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Multi-Asset Accumulation Fund (and/or its Subsidiary) and other accounts managed by AQR, but may not be available in sufficient quantities for the Multi-Asset Accumulation Fund (and/or its Subsidiary) and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Multi-Asset Accumulation Fund (and/or its Subsidiary) and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Multi-Asset Accumulation Fund (and/or its Subsidiary) and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Multi-Asset Accumulation Fund (and/or its Subsidiary) will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Multi-Asset Accumulation Fund (and/or its Subsidiary) from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Multi-Asset Accumulation Fund (and/or its Subsidiary).

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Multi-Asset Accumulation Fund (and its Subsidiary) and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Cohen & Steers

Compensation. SIMC pays Cohen & Steers a fee based on the assets under management of the Inflation Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Inflation Managed Fund, as set forth in an investment sub-advisory agreement between Cohen & Steers and SIMC.

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Cohen & Steers pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Inflation Commodity Strategy Subsidiary Ltd. The following information relates to the period ended September 30, 2017.

Compensation of portfolio managers and other investment professionals is composed of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. ("CNS"), the parent company of Cohen & Steers, CNS Asia and CNS UK. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm's financial results.

The investment performance evaluation is based on the team's excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers' ownership level in the funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy's advisory fees earned, the operating performance of the Cohen & Steers and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager's seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

Ownership of Fund Shares. As of September 30, 2017, Cohen & Steers' portfolio managers did not beneficially own any shares of the Inflation Commodity Strategy Subsidiary Ltd.

Other Accounts. As of September 30, 2017, in addition to the Inflation Commodity Strategy Subsidiary Ltd., Cohen & Steers' portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nick Koutsoftas	2	$170.6	3	$1,196.7	1	$187.3
Ben Ross	2	$170.6	3	$1,196.7	1	$187.3

No account listed above is subject to performance-based advisory fees.

Conflicts of Interest: Cohen & Steers does not foresee any material conflicts of interest that may arise with the portfolio managers' simultaneous management of the Inflation Commodity Strategy Subsidiary Ltd. and other accounts.

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GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Income Fund. The following information relates to the period ended September 30, 2017.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Fund Shares. As of September 30, 2017, GSAM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Income Fund, GSAM's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michael Swell	57	$204,198	395		$225,481	3,870		$365,041
	0	$0	9	*	$7,167	49	*	$20,574
Ron Arons, CFA	15	$6,761	69		$25,116	662		$156,945
	0	$0	0		$0	18	*	$3,044
Paul Seary, CFA	11	$5,371	29		$10,459	242		$68,441
	0	$0	0		$0	2	*	$0.390

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Multi-Asset Income Fund or limit the Multi-Asset Income Fund's investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that

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provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Multi-Asset Income Fund may directly and indirectly invest. Thus, it is likely that the Multi-Asset Income Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM and/or certain of its affiliates are the managers of the Goldman Sachs Funds. GSAM and its affiliates earn fees from this and other relationships with the Multi-Asset Income Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Multi-Asset Income Fund performance, and Goldman Sachs would still receive significant compensation from the Multi-Asset Income Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of the Multi-Asset Income Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Multi-Asset Income Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Multi-Asset Income Fund. The results of the Multi-Asset Income Fund's investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Multi-Asset Income Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Multi-Asset Income Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Multi-Asset Income Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs—advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs—advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Multi-Asset Income Fund. The Multi-Asset Income Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Multi-Asset Income Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Multi-Asset Income Fund or who engage in transactions with or for the Multi-Asset Income Fund.

Under a securities lending program approved by the Multi-Asset Income Fund's Board, the Multi-Asset Income Fund may retain an affiliate of GSAM to serve as the securities lending agent for the Multi-Asset Income Fund to the extent that the Multi-Asset Income Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Multi-Asset Income Fund, including a fee based on the returns earned on the Multi-Asset Income Fund's investment of the cash received as collateral for the loaned securities. The Board periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Multi-Asset Income Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Multi-Asset Income Fund's portfolio investment transactions, in accordance with applicable law.

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GPIM

Compensation. SIMC pays GPIM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in an investment sub-advisory agreement between GPIM and SIMC. GPIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Income Fund. The following information relates to the period ended September 30, 2017.

GPIM compensates its portfolio management staff for their management of the Multi-Asset Income Fund's portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. GPIM's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. GPIM's deferred compensation programs include equity that vests over a period of years. All GPIM employees are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Ownership of Fund Shares. As of September 30, 2017, GPIM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Income Fund, GPIM's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Scott Minerd	19	$21.4	85		$23.4	145		$141
	0	$0	41	*	$11.3	7	*	$1.49
Anne Walsh, CFA	20	$24.2	3		$2.79	29		$92.7
	0	$0	2	*	$2.66	5	*	$0.39
James W. Michal	19	$23.8	5		$3.52	14		$3.25
	0	$0	2	*	$2.66	5	*	$1.11
Steven H. Brown	15	$19.7	5		$3.52	13		$2.83
	0	$0	2	*	$2.66	4	*	$0.69

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Multi-Asset Income Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Multi-Asset Income Fund, track the same indexes the Multi-Asset Income Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Income Fund. The other accounts might also have different investment objectives or strategies than the Multi-Asset Income Fund. For information regarding GPIM's policies and implemented to manage and mitigate potential conflicts of interest such as the above, and for additional disclosure relating to GPIM, please see GPIM's brochure prepared pursuant to Form ADV Part 2A which is available on the SEC's website at www.adviserinfo.sec.gov.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of the Multi-Asset Income Fund. Because of his or her position with the Multi-Asset Income Fund, the portfolio manager knows the size, timing and possible market impact of the Multi-Asset Income Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Multi-Asset Income Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Multi-Asset Income Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Multi-Asset Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Multi-Asset Income Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for the Multi-Asset Income Fund. In addition, GPIM may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such funds or other accounts. GPIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Multi-Asset Accumulation Fund (and its Subsidiary) as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Accumulation Fund. The following information relates to the period ended September 30, 2017.

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members

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of the senior management team as well as senior investment and research professionals, which may include investment performance as measured against the performance of the relevant benchmark and each portfolio manager's role in raising or retaining assets.

Ownership of Fund Shares. As of September 30, 2017, PanAgora's portfolio managers did not beneficially own any shares of the Multi-Asset Accumulation Fund (or its Subsidiary).

Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Accumulation Fund (and its Subsidiary), PanAgora's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Edward Qian, Ph.D., CFA**	6	$1,388	84		$8,128	42		$5,661
Bryan Belton, CFA	4	$1,275	77		$7,793	15		$2,695
	0	$0	6	*	$88.1	6	*	$88.1
Jonathon Beaulieu, CFA	4	$1,275	77		$7,793	15		$2,695
	0	$0	6	*	$88.1	6	*	$88.1

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio managers' management of the Multi-Asset Accumulation Fund's (and its Subsidiary's) investments, on the one hand and the investments of other accounts for which the portfolio manager is responsible, on the other.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Multi-Asset Accumulation Fund (and its Subsidiary) and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Multi-Asset Accumulation Fund (and its Subsidiary) and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Multi-Asset Accumulation Fund (and its Subsidiary). Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. These conflicts may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than the Multi-Asset Accumulation Fund (and its Subsidiary).

Other potential conflicts may arise from specific portfolio manager compensation arrangements, and conflicts relating to the selection of brokers or dealers to execute portfolio trades on behalf of the Multi-Asset Accumulation Fund (and its Subsidiary) and/or specific uses of commissions from fund portfolio trades.

Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. To the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures in a manner reasonably designed to safeguard the Multi-Asset Accumulation Fund (and its Subsidiary) from being negatively affected as a result of any such potential conflicts.

QS Investors

Compensation. SIMC pays QS Investors a fee based on the assets under management of the Multi-Asset Inflation Managed Fund as set forth in an investment sub-advisory agreement between QS Investors

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and SIMC. QS Investors pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Inflation Managed Fund. The following information relates to the period ended September 30, 2017.

Compensation for all investment professionals includes a combination of base salary and annual performance bonuses as well as generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•  Competitive base salaries;

•  Individual discretionary bonuses based on the investment professional's added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of a portfolio manager's contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual's contributions to model and investment process research, risk management, client service and new business development; and

•  Corporate profit sharing.

Ownership of Fund Shares. As of September 30, 2017, QS Investors' portfolio managers did not beneficially own any shares of the Multi-Asset Inflation Managed Fund.

Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Inflation Managed Fund, QS Investors' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Robert Wang**	8	$994.5	3	$242.2	4		$439.58
Russell Shtern, CFA	11	$1,759.8	4	$349.6	16		$439.58
	0	$0	0	$0	3	*	$57.1

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

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Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio's investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser's management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors' employees have knowledge of such funds' investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

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SSGA FM

Compensation. SIMC pays SSGA FM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in the respective investment sub-advisory agreement between SSGA FM and SIMC. SSGA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Income Fund. The following information relates to the period ended September 30, 2017.

SSGA FM's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA FM performance, and individual overall performance. SSGA FM's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA FM with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA FM business results, State Street allocates an incentive pool to SSGA FM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA FM investment teams, SSGA FM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive ("SSGA LTI") program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align the investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA FM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA FM employees' interests with SSGA FM clients' and shareholders' long-term interests.

SSGA FM recognizes and rewards outstanding performance by:

•  Promoting employee ownership to connect employees directly to the company's success.

•  Using rewards to reinforce mission, vision, values and business strategy.

•  Seeking to recognize and preserve the firm's unique culture and team orientation.

•  Providing all employees the opportunity to share in the success of SSGA FM.

Ownership of Fund Shares. As of September 30, 2017, SSGA FM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

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Other Accounts. As of September 30, 2017, in addition to the Multi-Asset Income Fund, SSGA FM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Karl Schneider, CAIA	131	$503.07	283	$323.56	473	$291.85
Michael Feehily, CFA	131	$503.07	283	$323.56	473	$291.85
Emiliano Rabinovich, CFA	131	$503.07	283	$323.56	473	$291.85

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Multi-Asset Income Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement and Shareholder Service Plan. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

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Pursuant to a Shareholder Service Plan (the "Shareholder Service Plan"), the various classes of Shares are authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at the annual rate of up to 0.25% of the value of the average daily net assets attributable to the Class F Shares of the Fund, which is calculated daily and payable monthly.

The service fees payable under the Shareholder Service Plan are intended to compensate service providers for the provision of shareholder services and may be used to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to Fund shares of the applicable Funds. Shareholder services under the Shareholder Service Plan may include: (i) maintaining accounts relating to clients; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by service providers; (iv) responding to inquiries from clients concerning their investment in Fund shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in Fund shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; (viii) processing purchase, exchange and redemption requests from clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Fund shares beneficially owned by clients; (x) processing dividend payments from the Funds on behalf of clients; and (xi) providing such other similar services as a Fund may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules and regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employers in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in

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networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for a Fund's portfolios, the Funds, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

During the most recent fiscal year, the Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund did not engage in securities lending.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and thus have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly

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considers the Adviser's and each Sub-Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements annually, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. Effective January 1, 2018, James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, the Governance Committee and the Fair Value Pricing Committee. The Audit Committee and Governance Committee are

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each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interests of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees1 (since 1989)—President and Chief Executive Officer of the Trust since 2005. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee1 (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974. Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors' Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company),

1  Messrs. Nesher and Doran are Trustees deemed to be "interested persons" (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

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Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant at Newfound Consultants Inc. from April 1997 to December 2011. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI's Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from February 1996 to May 2017. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2003. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron's Inc. since August 2012. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

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SUSAN C. COTE (DOB 11/07/54)—Trustee (since 2016)—Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women's Foundation from 2008 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as Trustee of the various SEI Trusts since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee† because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Trusts since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.
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The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and 19 years of experience as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris and Mmes. Lesavoy and Cote currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty-one (61) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee

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include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at Trust's offices, which are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Messrs. Sullivan, Williams, Johnson and Harris and Mmes. Lesavoy and Cote currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	$10,001-$50,000	Over $100,000
Mr. Doran	None	Over $100,000
Independent
Mr. Sullivan	None	Over $100,000
Ms. Lesavoy	None	None
Mr. Williams	None	$10,001-$50,000
Mr. Johnson	None	None
Mr. Harris	None	None
Ms. Cote	None	None

*  Valuation date is December 31, 2017. The Fund Complex currently consists of 102 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Mr. Sullivan	$78,910	$0	$0	$285,000
Ms. Lesavoy	$70,603	$0	$0	$262,500
Mr. Williams	$70,603	$0	$0	$255,000
Mr. Johnson	$70,603	$0	$0	$255,000

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Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Mr. Harris	$70,603	$0	$0	$255,000
Ms. Cote	$74,746	$0	$0	$270,000

*  The Fund Complex currently consists of 102 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for at least the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his or her services. The Trust's Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

JAMES HOFFMAYER (DOB 09/28/73)—Controller and Chief Financial Officer (since 2016)—Senior Director of Funds Accounting and Fund Administration of SEI Investments Global Funds Services since September 2016; Senior Director of Fund Administration of SEI Investments Global Funds Services since October 2014. Director of Financial Reporting of SEI Investments Global Funds Services from November 2004 to October 2014.

GLENN R. KURDZIEL (DOB 02/19/74)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) since 2014. Chief Compliance Officer of O'Connor

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EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney at Stark & Stark (law firm) from March 2004 to July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

BRIDGET E. SUDALL (DOB 10/05/80)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)—Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines also provide, among other items, that SIMC generally will vote against: proposals to limit the tenure of outside directors through mandatory retirement ages; management proposals to limit the tenure of outside directors through term limits; proposals that give management the ability to alter board size outside of a specific range without shareholder approval; proposals to classify the board; proposals to eliminate cumulative voting; proposals that provide that directors may be removed only for cause; proposals giving the board exclusive authority to amend the bylaws; retirement plans for non-employee directors; shareholder proposals seeking to set absolute levels on executive and director compensation or otherwise dictate the amount or form of compensation, eliminate stock options or other equity grants to employees or directors, or requiring director fees be paid in stock only; and proposals to phase out the use of animals in product testing unless certain circumstances apply. The Guidelines also provide, among other items, that SIMC generally will vote for: proposals seeking to fix board size or designate a range for board size; proposals that permit shareholders to elect directors to fill board vacancies; and proposals seeking a report on the company's animal welfare standards. In addition to these examples, the Guidelines cover numerous other specific policies. In addition, the Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

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Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of one or more of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

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Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless an adviser determines that such events materially affect net asset value, in which case net asset value will be determined by consideration of other factors.

Certain shareholders in the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in the Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to a Fund, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interests of the Fund.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting after the change.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes specifically with respect to the RIC rules, but the Tax Act makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of

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each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.

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A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

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In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as "buying a dividend" and should be avoided by taxable investors.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that

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date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Funds' ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds' determination of the "Asset Test" with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income

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as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in the Qualifying Income Test will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Tax Act treats "qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. A "publicly traded partnership" for purposes of this deduction is not necessarily the same as a "qualified publicly traded partnership" as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income" will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether a future technical corrections bill will address this issue to enable a Fund to pass through the special character of "qualified publicly traded partnership income" to shareholders.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed

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by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether a future technical corrections bill will address this issue to enable the Funds to pass through the special character of "qualified REIT dividends" to shareholders.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the

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Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. However, notwithstanding that the Funds generally block UBTI, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or

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to redemption proceeds. A Fund may also, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and

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repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules ("FINRA") and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by a Fund's advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

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In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which became effective on January 3, 2018. MiFID II prohibits an EU authorized investment firm from receiving research services unless it is paid for directly by an investment firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. In practice, this may cause U.S. asset managers acting under the delegated authority of an EU-based asset manager or U.S. asset managers that are part of a global investment firm that have an EU affiliate to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. The impact on the Funds may be material.

SIMC and the various firms that serve as Sub-Advisers to the Funds of the Trust, in the exercise of joint investment discretion over the assets of the Funds, may execute a substantial portion of the Funds' portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Commission Recapture Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Commission Recapture Program. Under the Commission Recapture Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to the Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Commission Recapture Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's Prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to the Fund under the Commission Recapture Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Commission Recapture Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net

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results and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended September 30, 2015, 2016 and 2017, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2015	2016	2017	2015	2016	2017	2017	2017
Multi-Asset Accumulation Fund	$480	$500	$566	$—	$—	$—	0%	0%
Multi-Asset Income Fund	$94	$58	$84	$—	$—	$—	0%	0%
Multi-Asset Inflation Managed Fund	$735	$821	$410	$—	$—	$—	0%	0%
Multi-Asset Capital Stability Fund	$204	$80	$105	$—	$—	$—	0%	0%

The portfolio turnover rate for each Fund for the fiscal year ended September 30, 2016 and 2017 was as follows:

	Turnover Rate
Fund	2016	2017
Multi-Asset Accumulation Fund	55%	28%
Multi-Asset Income Fund	72%	77%
Multi-Asset Inflation Managed Fund	73%	68%
Multi-Asset Capital Stability Fund	234%	159%

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of September 30, 2017:

Fund	Name of Issuer	Type of Security	Amount (000)
Multi-Asset Accumulation Fund	Citigroup	Equity	$101
	Goldman, Sachs & Co.	Equity	$64
	Nomura Securities	Equity	$85
	Bank of America	Equity	$147
	JP Morgan	Equity	$83
	Deutsche Bank	Equity	$103
Multi-Asset Income Fund	Bank of America	Debt	$3,732
	JP Morgan	Debt	$3,916
	Goldman, Sachs & Co.	Debt	$458
	HSBC Finance	Debt	$909
	Nomura Securities	Debt	$425
	Citigroup	Debt	$1,059
	Deutsche Bank	Debt	$1,605
Multi-Asset Inflation Managed Fund	JP Morgan	Debt	$6,390
	Goldman, Sachs & Co.	Debt	$933
	Bank of America	Debt	$256
	Citigroup	Debt	$926
	HSBC Finance	Debt	$872

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information

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has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

The Trust does not have any ongoing arrangements to make available portfolio holdings information sooner than publicly available. Nonetheless, portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises ongoing oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

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LIMITATION OF TRUSTEES' LIABILITY

The Agreement and Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Agreement and Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Agreement and Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Agreement and Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

S-97

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 8, 2018, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of a Fund. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund/Class
Multi-Asset Accumulation Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	119,904,783.208	45.62%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	116,477,274.206	44.32%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	13,190,989.253	5.02%
Multi-Asset Accumulation Fund—Class Y Shares
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	5,864,923.646	24.68%
SEI Asset Allocation Trust Aggressive Strategy Fund Attn: Jack McCue—IMU One Freedom Valley Drive Oaks, PA 19456-9989	4,761,726.165	20.04%
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	3,096,037.455	13.03%
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	2,159,952.305	9.09%

S-98

Name and Address	Number of Shares	Percent of Fund/Class
Multi-Asset Income Fund—Class F Shares
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	33,465,835.772	44.66%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	26,466,562.542	35.32%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	4,196,412.026	5.60%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,921,034.339	5.23%
Multi-Asset Income Fund—Class Y Shares
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	6,618,218.904	41.02%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,820,147.258	17.48%
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	1,089,549.868	6.75%
SEI Private Trust Company c/o Pinnacle Trust GWP One Freedom Valley Drive Oaks, PA 19456-9989	964,077.924	5.98%
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	960,837.747	5.96%

S-99

Name and Address	Number of Shares	Percent of Fund/Class
Multi-Asset Inflation Managed Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	46,597,108.922	46.97%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	42,207,906.538	42.55%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	5,061,009.103	5.10%
Multi-Asset Inflation Managed Fund—Class Y Shares
SEI Asset Allocation Trust Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	2,783,669.773	34.81%
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	1,226,505.810	15.34%
SEI Private Trust Company c/o GWS US Advisors Y Shares One Freedom Valley Drive Oaks, PA 19456-9989	1,048,964.929	13.12%
SEI Asset Allocation Trust Core Market Strategy Fund Attn: Jack McCue IMU One Freedom Valley Drive Oaks, PA 19456-9989	1,029,933.328	12.88%
SEI Asset Allocation Trust Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	522,093.731	6.53%
Multi-Asset Capital Stability Fund—Class F Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	28,124,807.791	40.34%

S-100

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	25,230,112.594	36.18%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	8,854,779.051	12.70%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	5,679,684.115	8.15%
Multi-Asset Capital Stability Fund—Class Y Shares
SEI Asset Allocation Trust Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	2,073,140.707	42.63%
SEI Asset Allocation Trust Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	1,498,889.616	30.82%
SEI Asset Allocation Trust Defensive Strategy Fund One Freedom Valley Drive Oaks, PA 19456-9989	571,272.934	11.75%

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Funds. BBH holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

S-101

APPENDIX A—DESCRIPTION OF RATINGS
DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody's Global Long-Term Ratings

Aaa  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba   Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Ratings

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG   This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•  The nature of and provisions of the financial obligation; and the promise S&P imputes; and

•  The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P's Long-Term Issue Credit Ratings*

AAA   An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C  An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D  An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR   This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P's Short-Term Issue Credit Ratings

A-1   A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Description of S&P's Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1   Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted 'NR.'

Description of Fitch's Long-Term Corporate Finance Obligations Ratings

AAA  Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB   Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B   Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC  Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC  Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C   Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch's Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1   Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3   Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B   Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C   High short-term default risk. Default is a real possibility.

RD   Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D   Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)  Registrant's Amended and Restated Agreement and Declaration of Trust, dated March 30, 2016 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 113 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the Securities and Exchange Commission ("SEC") on March 31, 2016 ("Post-Effective Amendment No. 113").

(b)  Amended and Restated By-Laws, dated September 13, 2011, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011 ("Post-Effective Amendment No. 77").

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated December 16, 1994, between the Trust and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit (5)(cc) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1997 ("Post-Effective Amendment No. 26").

(d)(2)  Amended Schedule B, as last revised September 11, 2017, to the Investment Advisory Agreement, dated December 16, 1994, between the Trust and SIMC is filed herewith.

(d)(3)  Investment Sub-Advisory Agreement, dated July 13, 2006, between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(d)(4)  Amendment, dated September 15, 2015, and amended Schedules A and B, as last revised September 15, 2015, to the Investment Sub-Advisory Agreement, dated July, 13, 2006, between SIMC and Acadian Asset Management LLC with respect to the Global Managed Volatility and Multi-Strategy Alternative Funds are herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 111 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2016 ("Post-Effective Amendment No. 111").

(d)(5)  Amendment, dated June 30, 2016, and amended Schedules A and B, as last revised June 30, 2016, to the Investment Sub-Advisory Agreement, dated July 13, 2006, between SIMC and Acadian Asset Management LLC with respect to the Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds are herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 116 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 1, 2016 ("Post-Effective Amendment No. 116").

(d)(6)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003 ("Post-Effective Amendment No. 39").

(d)(7)  Amendment, dated June 24, 2011, and amended Schedule A, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility and Large Cap Funds are herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 77.

(d)(8)  Amendment, dated December 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended June 24, 2011, and with amended Schedule A, as last revised June 24, 2011, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012 ("Post-Effective Amendment No. 80").

(d)(9)  Amended Schedule B, as last revised March 24, 2015, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended June 24, 2011 and December 15, 2011, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 111.

(d)(10)  Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 77.

(d)(11)  Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds are herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 96 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 14, 2014 ("Post-Effective Amendment No. 96").

(d)(12)  Amended Schedule A, as last revised January 8, 2016, to the Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 111.

(d)(13)  Investment Sub-Advisory Agreement, dated October 1, 2016, between SIMC and Analytic Investors, LLC with respect to the Global Managed Volatility and U.S. Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 119 to Registrant's Registration Statement on Form N1-A (File Nos. 033-099504 and 811-04878), filed with the SEC on January 27, 2017 ("Post-Effective Amendment No. 119").

(d)(14)  Investment Sub-Advisory Agreement, dated October 1, 2016, between SIMC and Analytic Investors, LLC with respect to the Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 119.

(d)(15)  Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009 ("Post-Effective Amendment No. 71").

(d)(16)  Amendment, dated June 28, 2011, to the Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap and Large Cap Funds is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 77.

(d)(17)  Amended Schedules A and B, as last revised January 11, 2016, to the Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Large Cap, Large Cap Value, Tax-Managed Small/Mid Cap, Small Cap, Small Cap Value and Multi-Asset Accumulation Funds are herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 111.

(d)(18)  Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(108) of Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2008.

(d)(19)  Amended Schedule A, as last revised May 21, 2009, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Enhanced Income Funds is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009 ("Post-Effective Amendment No. 70").

(d)(20)  Amended Schedule B, as last revised June 28, 2017, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Enhanced Income Funds is filed herewith.

(d)(21)  Amended and Restated Investment Sub-Advisory Agreement, dated January 11, 2016, between SIMC and ArrowMark Colorado Holdings, LLC with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 111.

(d)(22)  Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom International Investors LLC with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 111.

(d)(23)  Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and Beachhead Capital Management, LLC with respect to the Long/Short Alternative Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 99 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 15, 2014 ("Post-Effective Amendment No. 99").

(d)(24)  Investment Sub-Advisory Agreement, dated March 26, 2014, between SIMC and Benefit Street Partners L.L.C. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 96.

(d)(25)  Investment Sub-Advisory Agreement, dated March 31, 2016, between SIMC and BlackRock Advisors, LLC with respect to the Conservative Income and Tax-Free Conservative Income Funds is herein incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 115 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on May 18, 2016 ("Post-Effective Amendment No. 115").

(d)(26)  Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and BlackRock Investment Management, LLC with respect to the Tax-Managed Large Cap, Large Cap Growth and Large Cap Funds is herein incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 111.

(d)(27)  Amended and Restated Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Brandywine Global Investment Management, LLC with respect to the Large Cap, Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 111.

(d)(28)  Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(103) of Post-Effective Amendment No. 70.

(d)(29)  Amendment, dated December 7, 2016, and Amended Schedules A and B, as last revised December 7, 2016, to the Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond and Multi-Strategy Alternative Funds are herein incorporated by reference to Exhibit (d)(29) of Post-Effective Amendment No. 119.

(d)(30)  Investment Sub-Advisory Agreement, dated December 7, 2016, between SIMC and Caerus Investors, LLC with respect to the Multi-Strategy Alternative Fund is herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 119.

(d)(31)  Investment Sub-Advisory Agreement, dated January 12, 2016, between SIMC and Cardinal Capital Management, L.L.C. with respect to the Small Cap Value and Tax-Managed Small/Mid Cap Funds is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 111.

(d)(32)  Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and CastleArk Management LLC with respect to the Tax-Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 102 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2015 ("Post-Effective Amendment No. 102").

(d)(33)  Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and CenterSquare Investment Management LLC with respect to the Real Estate Fund is filed herewith.

(d)(34)  Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Coho Partners, Ltd. with respect to the Tax-Managed Large Cap, Large Cap and Large Cap Value Fund is herein incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 111.

(d)(35)  Amended Schedule B, as last revised March 29, 2017, to the Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Coho Partners, Ltd. with respect to the Tax-Managed Large Cap, Large Cap and Large Cap Value Funds is filed herewith.

(d)(36)  Amended and Restated Investment Sub-Advisory Agreement, dated January 11, 2016, between SIMC and EAM Investors LLC with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 111.

(d)(37)  Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Emso Asset Management Limited with respect to the Multi-Strategy Alternative Fund is herein incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 111.

(d)(38)  Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Falcon Point Capital, LLC with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 111.

(d)(39)  Investment Sub-Advisory Agreement, dated December 6, 2016, between SIMC and Fiera Capital Inc. with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 119.

(d)(40)  Amended Schedule B, as last revised March 28, 2017, to the Investment Sub-Advisory Agreement, dated December 6, 2016, between SIMC and Fiera Capital Inc. with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is filed herewith.

(d)(41)  Investment Sub-Advisory Agreement, dated January 11, 2016, between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 111.

(d)(42)  Investment Sub-Advisory Agreement, dated January 10, 2012, between SIMC and Guggenheim Partners Investment Management, LLC (f/k/a Guggenheim Partners Asset Management, LLC) with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 80.

(d)(43)  Amended Schedule B, as last revised March 30, 2012, to the Investment Sub-Advisory Agreement, dated January 10, 2012, between SIMC and Guggenheim Partners Investment Management, LLC (f/k/a Guggenheim Partners Asset Management, LLC) with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 85 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 3, 2012.

(d)(44)  Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 96.

(d)(45)  Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 96.

(d)(46)  Amendment, dated June 23, 2015, and Amended Schedule A, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 111.

(d)(47)  Amended Schedule B, as last revised March 29, 2017, to the Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Jackson Square Partners, LLC with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is filed herewith.

(d)(48)  Investment Sub-Advisory Agreement, dated April 1, 2010, between SIMC and Jennison Associates LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011 ("Post-Effective Amendment No. 75").

(d)(49)  Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005 ("Post-Effective Amendment No. 45").

(d)(50)  Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 27, 2012 ("Post-Effective Amendment No. 81").

(d)(51)  Amended Schedules A and B, dated June 25, 2014, to the Investment Sub-Advisory Agreement, dated October 3, 2005, as amended January 25, 2012, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 96.

(d)(52)  Investment Sub-Advisory Agreement, dated April 19, 2016, between SIMC and Kettle Hill Capital Management, LLC with respect to the Multi-Strategy Alternative Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 119.

(d)(53)  Amended Schedule B, as last revised September 13, 2017, to the Investment Sub-Advisory Agreement, dated April 19, 2016, between SIMC and Kettle Hill Capital Management, LLC with respect to the Multi-Strategy Alternative Fund is filed herewith.

(d)(54)  Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and LMCG Investments, LLC with respect to the Small Cap Fund is filed herewith.

(d)(55)  Investment Sub-Advisory Agreement, dated March 31, 1995, between SIMC and LSV Asset Management with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 30, 1995.

(d)(56)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 31, 1995, between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003 ("Post-Effective Amendment No. 40").

(d)(57)  Amended Schedule C, dated July 2003, to the Investment Sub-Advisory Agreement, dated March 31, 1995, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on July 10, 2006.

(d)(58)  Investment Sub-Advisory Agreement, dated August 3, 2001, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2002.

(d)(59)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated August 3, 2001, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 40.

(d)(60)  Amended Schedule A, as last revised September 25, 2009, to the Investment Sub-Advisory Agreement, dated August 3, 2001, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap and Large Cap Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 71.

(d)(61)  Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 77.

(d)(62)  Amended Schedules A and B, as last revised June 30, 2016, to the Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds are herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 116.

(d)(63)  Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 96.

(d)(64)  Investment Sub-Advisory Agreement, dated September 15, 2015, between SIMC and Mountaineer Partners Management, LLC with respect to the Multi-Strategy Alternative Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 111.

(d)(65)  Investment Sub-Advisory Agreement, dated December 11, 2013, between SIMC and PanAgora Asset Management Inc. with respect to the Multi-Asset Accumulation Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014 ("Post-Effective Amendment No. 91").

(d)(66)  Amended Schedules A and B, as last revised March 29, 2017, to the Investment Sub-Advisory Agreement, dated December 11, 2013, between SIMC and PanAgora Asset Management Inc. with respect to the Multi-Asset Accumulation Fund are filed herewith.

(d)(67)  Amended and Restated Investment Sub-Advisory Agreement, dated January 12, 2016, between SIMC and Parametric Portfolio Associates LLC with respect to the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 111.

(d)(68)  Amended Schedules A and B, as last revised June 30, 2016, to the Investment Sub-Advisory Agreement, dated January 12, 2016, between SIMC and Parametric Portfolio Associates LLC with respect to the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Large Cap, Tax-Managed Small/Mid Cap, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds are herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 116.

(d)(69)  Investment Sub-Advisory Agreement, dated May 30, 2014, between SIMC and QS Investors, LLC with respect to the Multi-Asset Inflation Managed Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 96.

(d)(70)  Amended Schedule B, as last revised April 20, 2017, to the Investment Sub-Advisory Agreement, dated May 30, 2014, between SIMC and QS Investors, LLC with respect to the Multi-Asset Inflation Managed Fund is filed herewith.

(d)(71)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC (formerly, Prudential Investment Management, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 39.

(d)(72)  Assignment and Assumption Agreement, dated July 1, 2004, between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2004 ("Post-Effective Amendment No. 43").

(d)(73)  Amended Schedules A and B, as last revised July 8, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as assigned and assumed, July 1, 2004, between SIMC and Quantitative Management Associates LLC (formerly, Prudential Investment Management, Inc.) with respect to the Large Cap Growth, Tax-Managed Large Cap, Mid-Cap and Large Cap Funds are herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 71.

(d)(74)  Amendment, dated January 23, 2012, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as assigned and assumed July 1, 2004, with Amended Schedules A and B, as last revised July 8, 2009, between SIMC and Quantitative Management Associates LLC (formerly, Prudential Investment Management, Inc.) with respect to the Mid-Cap Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 81.

(d)(75)  Investment Sub-Advisory Agreement, dated September 15, 2015, between SIMC and Ramius Advisors, LLC with respect to the Multi-Strategy Alternative Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 111.

(d)(76)  Investment Sub-Advisory Agreement, dated December 6, 2016, between SIMC and Rice Hall James & Associates LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 119.

(d)(77)  Amended Schedules A and B, as last revised December 6, 2017, to the Investment Sub-Advisory Agreement, dated December 6, 2016, between SIMC and Rice Hall James & Associates LLC with respect to the Small Cap and Tax-Managed Small/Mid Cap Funds are filed herewith.

(d)(78)  Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and Schafer Cullen Capital Management with respect to the Tax-Managed Large Cap Fund is filed herewith.

(d)(79)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 39.

(d)(80)  Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund are herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 77.

(d)(81)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 77.

(d)(82)  Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and Snow Capital Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 102.

(d)(83)  Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and Snow Capital Management, L.P. with respect to the Tax-Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 102.

(d)(84)  Amended Schedules A and B, as last revised January 11, 2016, to the Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and Snow Capital Management L.P. with respect to the Large Cap, Large Cap Value, Tax-Managed Small/Mid Cap, Small Cap Value and Small Cap Funds are herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 111.

(d)(85)  Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSGA Funds Management, Inc. with respect to the S&P 500 Index Fund is herein incorporated by reference to Exhibit (d)(97) of Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 3, 2007 ("Post-Effective Amendment No. 62").

(d)(86)  Amendment, dated June 23, 2015, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSGA Funds Management, Inc. with respect to the S&P 500 Index, Multi-Asset Income and Dynamic Asset Allocation Funds are herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 107 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on July 29, 2015 ("Post-Effective Amendment No. 107").

(d)(87)  Amended Schedule A, as last revised September 11, 2017, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSGA Funds Management, Inc. with respect to the S&P 500 Index, Multi-Asset Income, Dynamic Asset Allocation and Large Cap Index Funds is filed herewith.

(d)(88)  Amended Schedule B, as last revised December 6, 2017, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSGA Funds Management, Inc. with respect to the S&P 500 Index, Multi-Asset Income, Dynamic Asset Allocation and Large Cap Index Funds is filed herewith.

(d)(89)  Investment Sub-Advisory Agreement, dated November 12, 2003, between SIMC and Wellington Management Company LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2004.

(d)(90)  Amendment, dated April 10, 2012, to the Investment Sub-Advisory Agreement, dated November 12, 2003, between SIMC and Wellington Management Company LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(87) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013 ("Post-Effective Amendment No. 88").

(d)(91)  Amended Schedules A and B, as last revised June 25, 2014, to the Investment Sub-Advisory Agreement, dated November 12, 2003, as amended April 10, 2012, between SIMC and Wellington Management Company LLP with respect to the Enhanced Income Fund are herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 96.

(d)(92)  Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 40.

(d)(93)  Amended Schedules A and B, as last revised April 30, 2009, to the Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 70.

(d)(94)  Investment Sub-Advisory Agreement, dated March 24, 1997, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit 5(dd) of Post-Effective Amendment No. 28.

(d)(95)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 24, 1997, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 40.

(d)(96)  Amended Schedules A and B, as last revised April 28, 2009, to the Investment Sub-Advisory Agreement, dated March 24, 1997, as amended July 1, 2003, between SIMC and Western Asset Management Company with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 29, 2009 ("Post-Effective Amendment No. 69").

(d)(97)  Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 45.

(d)(98)  Amended Schedules A and B, as last revised April 28, 2009, to the Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 69.

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2003 ("Post-Effective Amendment No. 38").

(e)(2)  Amended Schedule A, as last revised September 11, 2017, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is filed herewith.

(f)  Not Applicable.

(g)(1)  Amended and Restated Custodian Agreement, dated March 28, 2012, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 88.

(g)(2)  Amendment, dated June 30, 2016, to the Amended and Restated Custodian Agreement, dated March 28, 2012, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 116.

(g)(3)  Amendment, dated October 26, 2016, to the Amended and Restated Custodian Agreement, dated March 28, 2012, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 119.

(g)(4)  Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 91.

(g)(5)  Tenth Amendment, dated December 11, 2017, to the Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Registrant and U.S. Bank National Association is filed herewith.

(g)(6)  Form of Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Registrant and U.S. Bank National Association is filed herewith.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 43.

(h)(2)  Amended Schedule D, as last revised September 11, 2017, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services is filed herewith.

(h)(3)  Amendment No. 1, dated March 28, 2012, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 96.

(h)(4)  Amended and Restated Class F Shareholder Service Plan and Agreement, dated December 5, 2017, between the Trust and SEI Investments Distribution Company is filed herewith.

(h)(5)  Class I Shares Shareholder Service Plan and Agreement between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2001.

(h)(6)  Class I Shares Administrative Services Plan and Agreement, dated October 4, 2001, between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 38.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated January 28, 2015, with Amended Schedule A, as last revised June 21, 2016, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 119.

(o)  Not applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation, dated December 31, 2015, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 116.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated January 8, 2016, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 116.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services, dated February 2016, is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 116.

(p)(4)  The Code of Ethics for SEI Institutional Managed Trust, as last revised March 14, 2017, is filed herewith.

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, dated January 2016, is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 116.

(p)(6)  The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP), dated April 1, 2017, is filed herewith.

(p)(7)  The Code of Ethics for AllianceBernstein L.P., dated June 2015, is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 111.

(p)(8)  The Code of Ethics for Analytic Investors, LLC, dated September 30, 2016, is filed herewith.

(p)(9)  The Code of Ethics for AQR Capital Management, LLC, dated February 2016, is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 119.

(p)(10)  The Code of Ethics for Ares Management LLC, dated January 15, 2008, is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(p)(11)  The Code of Ethics for ArrowMark Colorado Holdings, LLC, dated September 2017, is filed herewith.

(p)(12)  The Code of Ethics for Axiom International Investors LLC, dated August 2015, is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 111.

(p)(13)  The Code of Ethics for Beachhead Capital Management, LLC is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 99.

(p)(14)  The Code of Ethics for Benefit Street Partners L.L.C. is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 96.

(p)(15)  The Code of Ethics for BlackRock Investment Management, LLC and BlackRock Advisors, LLC, dated July 21, 2014, is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 111.

(p)(16)  The Code of Ethics for Brandywine Global Investment Management, LLC, as last revised January 2016, is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 119.

(p)(17)  The Code of Ethics for Brigade Capital Management, LP is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 96.

(p)(18)  The Code of Ethics for Caerus Investors LLC, dated June 3, 2016, is herein incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 119.

(p)(19)  The Code of Ethics for Cardinal Capital Management, L.L.C., dated June 2015, is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 111.

(p)(20)  The Code of Ethics for CastleArk Management LLC, as revised January 1, 2013, is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 102.

(p)(21)  The Code of Ethics for CenterSquare Investment Management LLC, dated November 13, 2015, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 119.

(p)(22)  The Code of Ethics for Coho Partners, Ltd., dated November 1, 2016, is filed herewith.

(p)(23)  The Code of Ethics for EAM Investors, LLC, dated June 25, 2015, is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 111.

(p)(24)  The Code of Ethics for Emso Asset Management Limited is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 111.

(p)(25)  The Code of Ethics for Falcon Point Capital, LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 111.

(p)(26)  The Code of Ethics for Fiera Capital Inc., dated July 2017, is filed herewith.

(p)(27)  The Code of Ethics for Goldman Sachs Asset Management, L.P., dated December 5, 2014, is herein incorporated by reference to Exhibit (p)(27) of Post-Effective Amendment No. 111.

(p)(28)  The Code of Ethics for Guggenheim Partners Investment Management, LLC, dated August 8, 2017, is filed herewith.

(p)(29)  The Code of Ethics for Jackson Square Partners, LLC, dated March 30, 2017, is filed herewith.

(p)(30)  The Code of Ethics for Jennison Associates LLC, dated May 31, 2015, is herein incorporated by reference to Exhibit (p)(30) of Post-Effective Amendment No. 111.

(p)(31)  The Code of Ethics for J.P. Morgan Investment Management Inc., as last revised July 7, 2010, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 77.

(p)(32)  The Code of Ethics for Kettle Hill Capital Management, LLC is filed herewith.

(p)(33)  The Code of Ethics for LMCG Investments, LLC, dated May 2013, is filed herewith.

(p)(34)  The Code of Ethics for LSV Asset Management, as last revised October 18, 2013, is herein incorporated by reference to Exhibit (p)(27) of Post-Effective Amendment No. 96.

(p)(35)  The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management, LLC, dated March 3, 2016, is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 119.

(p)(36)  The Code of Ethics for Mountaineer Partners Management, LLC, dated April 22, 2016, is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 119.

(p)(37)  The Code of Ethics for PanAgora Asset Management Inc., dated December 31, 2012, is herein incorporated by reference to Exhibit (p)(28) of Post-Effective Amendment No. 91.

(p)(38)  The Code of Ethics for Parametric Portfolio Associates LLC, dated July 1, 2017, is filed herewith.

(p)(39)  The Code of Ethics for QS Investors, LLC, dated June 2, 2014, is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 96.

(p)(40)  The Code of Ethics for Quantitative Management Associates LLC, dated January 9, 2017, is filed herewith.

(p)(41)  The Code of Ethics for Ramius Advisors, LLC, dated January 1, 2015, is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 111.

(p)(42)  The Code of Ethics for Rice Hall James & Associates LLC, dated July 2017, is filed herewith.

(p)(43)  The Code of Ethics for Schafer Cullen Capital Management, dated March 31, 2017, is filed herewith.

(p)(44)  The Code of Ethics for Security Capital Research & Management Incorporated, as last revised July 7, 2010, is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 77.

(p)(45)  The Code of Ethics for Snow Capital Management, L.P., dated October 2016, is filed herewith.

(p)(46)  The Code of Ethics for SSGA Funds Management, Inc., dated November 10, 2015, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 119.

(p)(47)  The Code of Ethics for Wellington Management Company, LLP dated July 1, 2016, is herein incorporated by reference to Exhibit (p)(46) of Post-Effective Amendment No. 119.

(p)(48)  The Code of Ethics for Wells Capital Management Incorporated, January 11, 2016, is herein incorporated by reference to Exhibit (p)(47) of Post-Effective Amendment No. 119.

(p)(49)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 75.

(q)  Power of Attorney, dated September 13, 2016, for Robert A. Nesher, James Hoffmayer, William M. Doran, George J. Sullivan, Jr., Nina Lesavoy, James M. Williams, Mitchell A. Johnson, Hubert L. Harris, Jr. and Susan C. Cote is herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 118 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2016.

Item 29.  Persons Controlled by or under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information filed herewith regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser or Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The Adviser's or Sub-Adviser's table was provided to the Registrant by the Adviser or Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Loughlin Director	LSV Asset Management	Management Committee
N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Assistant Secretary
	SEI Global Services, Inc.	Director, Senior Vice President, Assistant Secretary
	SEI Private Trust Company	Director, Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Global, Limited	Director
	SEI Investments Global Fund Services, Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Investments—Guernsey Limited	Director
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Kevin P. Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President, Chief Executive Officer
	SEI Global Services Inc.	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director, President
Wayne M. Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investment Strategies, LLC	Director
	SEI Investments Global (Cayman), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Chairman of the Board & Chief Executive Officer
Joseph P. Ujobai Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Global Investments Corp.	President
	SEI Global Services, Inc.	Senior Vice President
	SEI Investments (Asia), Limited	Director
	SEI Investments (Europe) Ltd.	Director
	SEI Global Nominee Ltd.	Director
	SEI European Services Limited	Director
Kathy C. Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments Inc.	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President—Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Aaron Buser Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President
Brian Vrabel Vice President & Assistant Secretary	SEI Funds, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President
Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
Marcia Noa Vice President	SEI Global Services, Inc.	Vice President
Teresa Curley Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Investments Global (Cayman), Limited	Vice President, FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments, Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments—Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President and FACTA Responsible Officer
	SEI Archway Finance & Operations LLC	Vice President and FACTA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President and FACTA Responsible Officer

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's Global Managed Volatility, Tax-Managed International Managed Volatility and Multi-Strategy Alternative Funds. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Acadian Asset Management (UK) Ltd 110 Cannon Street, 4th Floor London EC4N 6EU United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way, #37-02 Singapore 068811	Affiliated Directorships
Churchill Franklin, CEO, Member of Board of Managers	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (UK) Ltd 110 Cannon Street, 4th Floor London EC4N 6EU United Kingdom	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way, #37-02 Singapore 068811	Affiliated Directorships
Mark Minichiello, Executive Vice President, CFO, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd 110 Cannon Street, 4th Floor London EC4N 6EU United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way, #37-02 Singapore 068811	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
Ross Dowd, Executive Vice President, Global Head, Client Group, Member of Board of Managers	Acadian Asset Management (UK) Ltd; 110 Cannon Street, 4th Floor London EC4N 6EU United Kingdom	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd 20 Martin Place Level 9, Suite 3 Sydney, NSW 2000 Australia	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way, #37-02 Singapore 068811	Affiliated Directorships
	Acadian Asset Management (Japan) Marunouchi Trust Tower Main 1-8-3 Marunouchi, Chiyoda-ku Tokyo 100-0005 Japan	Affiliated Directorships
Linda Gibson, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE) 5th Floor Millennium Bridge House 2 Lambeth Hill London, United Kingdom EC4V 4GG	Executive Vice President and Head of Global Distribution, Affiliated Directorships
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Head of Global Distribution, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor) JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships
	OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Affiliated Directorships
	OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor) Millenium Bridge House 2 Lambeth Hill London, England EC4V 4GG	Affiliated Directorships
Christopher Hadley, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE) 5th Floor Millennium Bridge House 2 Lambeth Hill London, United Kingdom EC4V 4GG	Executive Vice President and Chief Talent Officer, Affiliated Directorships
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President and Chief Talent Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
Aidan Riordan, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE) 5th Floor Millennium Bridge House 2 Lambeth Hill London, United Kingdom EC4V 4GG	Executive Vice President and Head of Affiliate Management, Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Head of Affiliate Management, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor) JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships
	The Campbell Group, Inc. (a holding company for Campbell Global, LLC) (an investment advisor) One South West Columbia Suite 1720 Portland, OR 97258	Affiliated Directorships
	Copper Rock Capital Partners LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships
	OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Affiliated Directorships
	Investment Counselors of Maryland, LLC (an investment advisor) 300 East Lombard Street Suite 810 Baltimore, MD 21202	Affiliated Directorships
	Thompson, Siegel & Walmsley LLC (an investment advisor) 6806 Paragon Place, Suite 300 Richmond, VA 23230	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Stephen Belgrad, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE) 5th Floor Millennium Bridge House 2 Lambeth Hill London, United Kingdom EC4V 4GG	Executive Vice President and Chief Financial Officer, Affiliated Directorships
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Chief Financial Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor) Millenium Bridge House 2 Lambeth Hill London, England EC4V 4GG	Affiliated Directorships

AJO, LP

AJO, LP ("AJO"), is a Sub-Adviser for the Registrant's U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of AJO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser for the Registrant's Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. AllianceBernstein L.P. is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., is a general partner. AXA Financial, Inc. is a wholly-owned subsidiary of AXA. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the SEC (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Denis Duverne Director	AXA 25 Avenue Matignon Paris 75008 France	Chairman of the Board
	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Director
Ramon de Oliveira Director	AXA 25 Avenue Matignon Paris 75008 France	Director
Barbara Fallon-Walsh Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Director
Daniel G. Kaye Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Director
Anders Malmstrom Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Senior Executive Vice President and Chief Financial Officer
Mark Pearson Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Chairman, Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer

Analytic Investors, LLC

Analytic Investors, LLC ("Analytic") is a Sub-Adviser for the Registrant's U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. The principal business address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kirk Hartman Director	Wells Capital Management Inc. 525 Market Street, 10th Floor San Francisco, CA 94105	President, Chief Investment Officer
Sallie Squire Director	Wells Capital Management Inc. 525 Market Street, 10th Floor San Francisco, CA 94105	Executive Vice President, Chief Administrative Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Karen Norton Director	Wells Capital Management Inc. 525 Market Street, 10th Floor San Francisco, CA 94105	Senior Vice President, Chief Operating Officer
Jon Baranko Director	Wells Capital Management Inc. 525 Market Street, 10th Floor San Francisco, CA 94105	Senior Vice President, Chief Equity Officer

AQR Capital Management, LLC

AQR Capital Management, LLC ("AQR") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Small Cap, Small Cap Value, Tax-Managed Small/Mid Cap and Multi-Asset Accumulation Funds. The principal business address of AQR is Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lasse Pedersen Principal	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 3815 3815	Professor (2011-present)
H. J. Willcox Principal, Chief Compliance Officer	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Chief Compliance Officer (since 2013)
David Kabiller Founding Principal	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Trustee (since 2010)
	Crow Holdings 3819 Maple Avenue Dallas, TX 75219	Director, 2014-present
Bradley Asness Principal, Co-Chief Operating Officer	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Vice President (since 2009)
Marco Hanig Principal	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Trustee (since 2014), Chief Executive Officer (since 2009), President (since 2008)
Tobias Moskowitz Principal	National Bureau of Economic Research 365 5th Avenue New York, NY 10016	Research Associate, 2015- present
	University of Chicago's Booth School of Business 5807 S Woodlawn	Fama Family Professor of Finance, 2015-present

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Yale University School of Management Yale University New Haven, CT 06511	Dean Takahashi Professor of Finance (2016-present)

Ares Management LLC

Ares Management LLC ("Ares LLC") is a Sub-Adviser for the Registrant's Enhanced Income and High Yield Bond Funds. The principal business address of Ares LLC is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares LLC is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ares LLC has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee that could be considered material to the management of the High Yield Bond and Enhanced Income Funds.

ArrowMark Colorado Holdings, LLC

ArrowMark Colorado Holdings, LLC ("ArrowMark") is a Sub-Adviser for the Registrant's Small Cap Growth Fund. The principal business address of ArrowMark is 100 Fillmore Street, Suite 325, Denver, Colorado 80206. ArrowMark is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of ArrowMark has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Axiom International Investors LLC

Axiom International Investors LLC ("Axiom") is a Sub-Adviser for the Registrant's Small Cap Growth Fund. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830. Axiom is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Brian Bader Partner	Rainier Investment Management 601 Union St #2801 Seattle, WA 98101	Partner, Head of Sales

Beachhead Capital Management, LLC

Beachhead Capital Management, LLC ("Beachhead") is a Sub-Adviser for the Registrant's Long/Short Alternative Fund. The principal business address of Beachhead is 640 Fifth Avenue, 14th Floor, New York, New York 10019. Beachhead is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Beachhead has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Benefit Street Partners L.L.C.

Benefit Street Partners L.L.C. ("Benefit Street") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Benefit Street is 9 West 57th Street, Suite 4920, New York, New York 10019. Benefit Street is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Paul Karpers Managing Director, Portfolio Manager	T. Rowe Price 100 East Pratt Street Baltimore, Maryland 21202 United States NW1 6XE	Managing Director, Portfolio Manager

BlackRock Advisors, LLC

BlackRock Advisors, LLC ("BAL") is a Sub-Adviser for the Registrant's Conservative Income and Tax-Free Conservative Income Funds. The principal business address of BAL is 100 Bellevue Parkway, Wilmington, Delaware 19809. BAL is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of BAL has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC ("BIM") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of BIM is 1 University Square Drive, Princeton, New Jersey 08540. BIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of BIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC ("Brandywine Global") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. The principal business address of Brandywine Global is 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104. Brandywine Global is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Brandywine Global has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brigade Capital Management, LP

Brigade Capital Management, LP ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond and Multi-Strategy Alternative Funds. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Matthew Hartnett Partner	Quinn Industrial Holdings Limited 3rd Floor, Europa House Harcourt Centre Harcourt Street Dublin 2	Director
	Quinn Industries Holdings Luxembourg S.a.r.l. 6, Rue Eugene Ruppert L-2453 Luxembourg	Board of Managers

Caerus Investors, LLC

Caerus Investors, LLC ("Caerus") is a Sub-Adviser for the Registrant's Multi-Strategy Alternative Fund. The principal business address of Caerus is at 599 Lexington Avenue, New York, New York 10022. Caerus is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Caerus has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Cardinal Capital Management, L.L.C.

Cardinal Capital Management, L.L.C. ("Cardinal") is a Sub-Adviser for the Registrant's Small Cap Value and Tax-Managed Small/Mid Cap Funds. The principal business address of Cardinal is Four Greenwich Office Park, Greenwich, Connecticut 06831. Cardinal is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Cardinal has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

CastleArk Management LLC

CastleArk Management LLC ("CastleArk") is a Sub-Adviser for the Registrant's Tax-Managed Small/Mid Cap Fund. The principal business address of CastleArk is 1 North Wacker Drive, Suite 3950, Chicago, Illinois 60606. CastleArk is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of CastleArk has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC, ("CenterSquare") is a Sub-Adviser for the Real Estate Fund. The principal business address of CenterSquare is 630 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462. CenterSquare is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of CenterSquare has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Coho Partners, Ltd.

Coho Partners, Ltd. ("Coho") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value and Tax-Managed Large Cap Funds. The principal business address of Coho is 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Coho is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Coho has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

EAM Investors, LLC

EAM Investors, LLC ("EAM Investors"), is a Sub-Adviser for the Registrant's Small Cap and Small Cap Growth Funds. The principal business address of EAM Investors is 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007. EAM Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of EAM Investors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Emso Asset Management Limited

Emso Asset Management Limited ("Emso") is a Sub-Adviser for the Registrant's Multi-Strategy Alternative Fund. The principal business address of Emso is Iron Trades House, 21 Grosvenor Place, London, SW1X 7HN. Emso is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark R. Franklin, Founder, CEO, CIO	Tusk USA Inc. c/o Chapel & York, PMB 293, 601 Pen Washington, DC 2004	Trustee

Falcon Point Capital, LLC

Falcon Point Capital, LLC ("Falcon Point") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Growth Funds. The principal business address of Falcon Point is Two Embarcadero Center, Suite 420, San Francisco, California 94111. Falcon Point is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Falcon Point has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Fiera Capital Inc.

Fiera Capital Inc. ("Fiera") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of Fiera is at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John Valentini Member of the Board	Fiera Capital Corporation 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Executive Vice President, Global Chief Financial Officer and President of the Private Alternative Investments division
	Fiera Private Lending Inc. 500-3131 boul. Saint-Martin O Laval (Québec) H7T2Z5 Canada	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director and Chairman of the Board
	Fiera Properties Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director and Chairman of the Board
	Fiera Comox Partners Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Director and Chairman of the Board
	Fiera Capital (Europe) Limited St. Mary's Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles	Director
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered office)	Director
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York NY 10152 USA	Director
	Fiera Capital Funds Inc. 600-1 Adelaide Street East Toronto Ontario M5C2V9 Canada	Executive Vice President and Chief Financial Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jean-Guy Desjardins Member of the Board	Fiera Capital Corporation 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Chairman of the Board, President and Chief Executive Officer
	Fiera Capital (Europe) Limited St. Mary's Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles	Director
	Fiera Capital Funds Inc. 600-1 Adelaide Street East Toronto Ontario M5C2V9 Canada	Director and Chief Executive Officer, President and Chief Operating Officer
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered office)	Director
	Société de services financiers Fonds FMOQ Inc. 3500 Maisonneuve W, Suite 1900, Westmount, QC H3Z 3C1	Director
	HEC Montréal 3000 Chemin de la Côte-Sainte-Catherine, Montréal, QC H3T 2A7	Director
	Fiera Properties Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Comox Partners Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director
	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA (contact address)	Director
2711 Centerville Road, Suite 400 City of Wilmington, County of New Castle, Delaware 19808 (registered office)
Ben Thompson Member of the Board	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA (contact address)	Officer (President) and Director
2711 Centerville Road, Suite 400 City of Wilmington, County of New Castle, Delaware 19808 (registered office)

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") is a Sub-Adviser for the Registrant's Multi-Asset Income Fund. The principal business address of GSAM is 200 West Street, New York, New York 10282. GSAM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of GSAM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC ("GPIM") is a Sub-Adviser for the Multi-Asset Income Fund. The principal business address of GPIM is at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401. GPIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
B. Scott Minerd, Global Chief Investment Officer	Adventure Partners Fund, LLC 128 Reef Mall Marina del Rey, CA 90292	Partner/Owner
	Ascend Fellowship of Malibu 3602 Winter Canyon Rd. Malibu, CA 90265	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Cedar Sinai Medical Center 8700 Beverly Blvd. Los Angeles, CA 90048	Board Member
	Geffen Playhouse 10886 Le Conte Ave. Los Angeles, CA 90024	Board Member
	Imperial Holdings 128 Reef Mall Marina del Rey, CA 90292	Partner/Owner
	Security Benefit Corporation 1 SW Security Benefit Pl Topeka, KS 66636	Board Member
	Security Insurance Holdings 128 Reef Mall Marina del Rey, CA 90292	Board Member
	Strategic Partners Among Nations 5021 Verdugo Way Ste 105-202 Camarillo, CA 93012	Board Member
	RFK Human Rights 88 Pine Street Ste 801 NY, NY 10005	Board Member
Daniel Shannon, Global Head of GI Operations	BNY Mellon Asset Servicing Financial Institutions 1 Wall Street New York, NY 10005	Board Member
Joseph Burschinger, Chief Risk Officer	Marycrest Manor 10664 St. James Dr. Culver City, CA 90230	Advisory Committee Member
	Board of the Trustees for Mount St. Mary's University 12001 Chalon Rd. Los Angeles, CA 90049	Board Member
	Carmelite Sisters of the Most Sacred Heart of Los Angeles 920 East Alhambra Rd. Alhambra, CA 91801	Consultant/Service Provider
Kevin Robinson, Chief Legal Officer	Coe College 1220 1st Ave. NE Cedar Rapids, IA 52402	Advisory Committee Member to Board of Trustees

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael Christ, Deputy Chief Investment Officer	AC II, LLC 5 The Prado St. Louis, MO 63124	Partner/Owner
	Bishopsgate Financial, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	Blue Ocean Capital Partners, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	Blue Ocean Energy Ventures, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	Blue Ocean Innovations 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	Blue Ocean Real Asset Ventures-I, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	Blue Ocean Real Estate Ventures-I, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	Chandler Hill Holdings, LLC 596 Defiance Rd. Defiance, MO 63341	Board Member
	Hearth Holdings, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	lberville Financial, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner
	MJC Real Estate, LLC 850 Kent Rd. St. Louis, MO 63124	Partner/Owner
	Perseus Farms, LLC 21811 Meremonte Rd. Warrenton, MO 63383	Partner/Owner
	Rickshaw 600, LLC 701 Cross Timbers Drive Chesterfield, MO 63017	Partner/Owner

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Apollona Partners, LLC 9291 Ladue Road St. Louis, MO 63124	Partner/Owner
	MICDS (Mary Institute Country Day School) 101 N. Warson Road St. Louis, MO 63124	Consultant/Other Service Provider
	Parkside Financial 8112 Maryland Avenue #101 St. Louis, MO 63105	Board Member
	Steelcote Lofts 801 Edwin Street St. Louis, MO 63103	Partner/Owner
Dustan Beier Chief Financial Officer	Sacred Hearts School of Chicago 6250 N. Sheridan Road Chicago, IL	Board Member
David Rone Senior Managing Director / Senior Executive	Los Angeles Sports & Entertainment 333 S. Hope Street, Ste 1800 Los Angeles, CA 90071	Board Member
	Tapin2, Inc. 34 W. Dayton Street Pasadena, CA 91105	Director
	Turnoutt, Inc. 1540 6th Street Suite 208 Santa Monica, CA 90401	Partner/Owner

Jackson Square Partners, LLC

Jackson Square Partners, LLC ("JSP") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of JSP is 101 California Street, Suite 3750, San Francisco, California 94111. JSP is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JSP has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 655 Broad Street, Newark, New Jersey 07102.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David Hunt Director	PGIM, Inc.	Director, Chairman, Chief Executive Officer, President
Taimur Hyat Director	PGIM, Inc.	Vice President
Jurgen Muhlhauser Director	PGIM, Inc.	Director, Vice President, Controller
Pamela Sinclair Director	PGIM, Inc.	Vice President

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 270 Park Avenue, New York, New York 10017. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Kettle Hill Capital Management, LLC

Kettle Hill Capital Management, LLC ("Kettle Hill") is a Sub-Adviser for the Registrant's Multi-Strategy Alternative Fund. The principal business address of Kettle Hill is 655 Third Avenue, New York, New York 10017-5617. Kettle Hill is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Kettle Hill has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LMCG Investments, LLC

LMCG Investments, LLC ("LMCG") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMCG is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lee P. Munder Board Member	Rednum Family Investments, LP 422 Sunset Road West Palm Beach, FL 33401	Managing Partner
Christopher J. Carey Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Executive Vice President and Chief Financial Officer
William J. Freeman Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Senior Vice President, Wealth Management

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Convergent Capital Management LLC (CCM) 400 North Roxbury Drive Beverly Hills, CA 90210	Chief Operating Officer & Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue, Suite 400 Potomac, MD 20854	Board Member
	City National Securities, Inc. 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member
	Mid-Continent Capital 150 South Wacker Drive, Suite 400 Chicago, IL 60606	Board Member
	City National Rochdale, LLC 570 Lexington Avenue New York, NY 10022	Board Member

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. The principal business address of LSV is 155 N. Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC ("MetWest") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

The principal business address of The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and TCW LLC is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Marc Stern Chairman	The TCW Group, Inc.	Chairman
	TCW Investment Management Company LLC	Chairman

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	TCW Asset Management Company LLC	Chairman
	TCW LLC	Chairman
Tad Rivelle Chief Investment Officer, Fixed Income & Group Managing Director	TCW Investment Management Company LLC	Group Managing Director & Chief Investment Officer, Fixed Income
	TCW Asset Management Company LLC	Group Managing Director & Chief Investment Officer, Fixed Income
	TCW LLC	Group Managing Director & Chief Investment Officer, Fixed Income
Laird Landmann President, Group Managing Director	The TCW Group, Inc.	Group Managing Director
	TCW Investment Management Company LLC	Group Managing Director
	TCW Asset Management Company LLC	Group Managing Director
	TCW LLC	Group Managing Director
David Lippman Chief Executive Officer	The TCW Group, Inc.	Chief Executive Officer
	TCW Investment Management Company LLC	Chief Executive Officer
	TCW Asset Management Company LLC	Chief Executive Officer
	TCW LLC	Chief Executive Officer
Stephen Kane Group Managing Director	TCW Investment Management Company LLC	Group Managing Director
	TCW Asset Management Company LLC	Group Managing Director
	TCW LLC	Group Managing Director
Bryan T. Whalen Group Managing Director	TCW Investment Management Company LLC	Group Managing Director
	TCW Asset Management Company LLC	Group Managing Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	TCW LLC	Group Managing Director
Patrick A. Moore Group Managing Director	TCW Investment Management Company LLC	Group Managing Director
	TCW Asset Management Company LLC	Group Managing Director
	TCW LLC	Group Managing Director
Cal Rivelle Group Managing Director	The TCW Group, Inc.	Group Managing Director of Investment Technology
	TCW Asset Management Company LLC	Group Managing Director
	TCW Investment Management Company LLC	Group Managing Director
	TCW LLC	Group Managing Director of Investment Technology
Joseph Carieri Group Managing Director	TCW Asset Management Company LLC	Group Managing Director
	TCW Investment Management Company LLC	Group Managing Director
	TCW LLC	Group Managing Director
Christina Bau Managing Director	TCW Asset Management Company LLC	Managing Director
	TCW Investment Management Company LLC	Managing Director
	TCW LLC	Managing Director
Mitch Flack Managing Director	TCW Investment Management Company LLC	Managing Director
	TCW LLC	Managing Director
Jerry M. Cudzil Managing Director	TCW LLC	Managing Director
James W. Farnham Managing Director	TCW Investment Management Company LLC	Managing Director
	TCW LLC	Managing Director
Bibi Khan Managing Director	The TCW Group, Inc.	Managing Director of Investment Operations
	TCW Asset Management Company LLC	Managing Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	TCW Investment Management Company LLC	Managing Director
	TCW LLC	Managing Director
David Devito Executive Vice President, Chief Operating Officer	The TCW Group, Inc.	Executive Vice President, Chief Operating Officer
	TCW Investment Management Company LLC	Executive Vice President, Chief Operating Officer
	TCW Asset Management Company LLC	Executive Vice President, Chief Operating Officer
	TCW LLC	Executive Vice President, Chief Operating Officer
Jeffrey Engelsman Managing Director, Global Chief Compliance Officer	The TCW Group, Inc.	Global Chief Compliance Officer
	TCW Investment Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW Asset Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW LLC	Managing Director, Global Chief Compliance Officer
Meredith Jackson Executive Vice President, General Counsel, Secretary	The TCW Group, Inc.	Executive Vice President, General Counsel, Secretary
	TCW Investment Management Company LLC	Executive Vice President, General Counsel, Secretary
	TCW Asset Management Company LLC	Executive Vice President, General Counsel, Secretary
	TCW LLC	Executive Vice President, General Counsel, Secretary
Richard Villa Managing Director, Chief Financial Officer & Assistant Secretary	The TCW Group, Inc.	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW Investment Management Company LLC	Managing Director, Chief Financial Officer & Assistant Secretary

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	TCW Asset Management Company LLC	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW LLC	Managing Director, Chief Financial Officer & Assistant Secretary

Mountaineer Partners Management, LLC

Mountaineer Partners Management, LLC ("Mountaineer") is a Sub-Adviser for the Registrant's Multi-Strategy Alternative Fund. The principal business address of Mountaineer is 150 East 58th Street, 14th Floor, New York, New York 10155. Mountaineer is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Mountaineer has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PanAgora Asset Management Inc.

PanAgora Asset Management Inc. ("PanAgora") is a Sub-Adviser for the Registrant's Multi-Asset Accumulation Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of PanAgora has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC ("Parametric") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Tax Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. The principal business address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Brian Langstraat Chief Executive Officer	Eaton Vance Corporation Two International Place Boston, MA 02110	Board of Directors
Ross Chapin Managing Director—Corporate Development	Envestnet, Inc. 35 East Wacker Drive Suite 2400 Chicago, IL 60601	Director

QS Investors, LLC

QS Investors, LLC ("QS Investors") is a Sub-Adviser for the Registrant's Multi-Asset Inflation Managed Fund. The principal business address of QS Investors is 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of QS Investors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a Sub-Adviser for the Registrant's Mid-Cap Fund. The principal business address of QMA is Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David A. Hunt Manager	PGIM Warehouse, Inc. 7 Giralda Farms Madison, NJ 07940	Chairman, Director
	PGIM, Inc. 655 Broad Street Newark, NJ 07102	Chairman, Director, President & CEO
	PGIM Holding Company LLC 655 Broad Street Newark, NJ 07102	Chairman & CEO, Manager, President
	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director
	PGIM Strategic Investments, Inc. 655 Broad Street Newark, NJ 07102	Director, President
	PGIM Foreign Investments, Inc. 913 North Market Street, Suite 702 Wilmington, DE 19801	President
	Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102	Senior Vice President
	PGIM Real Estate Finance, LLC 655 Broad Street Newark, NJ 07102	Senior Vice President
Margaret S. Stumpp Manager, Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President, Sales Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	PGIM, Inc. 655 Broad Street Newark, NJ 07102	Vice President
Roy D. Henriksson Manager, Chief Investment Officer and Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President, Sales Officer

Ramius Advisors, LLC

Ramius Advisors, LLC ("Ramius") serves as a Sub-Adviser for the Registrant's Multi-Strategy Alternative Fund. The principal business address of Ramius is 599 Lexington Avenue, 19th Floor, New York, New York 10022. Ramius is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ramius has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Rice Hall James & Associates LLC

Rice Hall James & Associates LLC ("RHJ") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of RHJ is at 600 West Broadway, Suite 1000, San Diego, California 92101-3383. RHJ is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of RHJ has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Schafer Cullen Capital Management

Schafer Cullen Capital Management ("Schafer Cullen") is a Sub-Adviser for the Registrant's Tax-Managed Large Cap Fund. The principal business address of Schafer Cullen is 645 5th Avenue, Suite 1201, New York, NY 10022. Schafer Cullen is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Schafer Cullen has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a Sub-Adviser for the Registrant's Real Estate Fund. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. Security Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Security Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Snow Capital Management, L.P.

Snow Capital Management, L.P. ("SCM"), is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. The principal business address of SCM is 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143. SCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard A. Snow President and Chief Investment Officer	Jewish Healthcare Foundation Centre City Tower, Suite 2400 650 Smithfield Street Pittsburgh PA, 15222	Trustee
	Quality Warehouse & Distribution Co., Inc. 100 Sweetwater Lane Edison, NJ 08837	Minority Owner
	Diamond Kinetics 700 River Avenue Pittsburgh, PA 15212	Investor
Joshua Schachter Senior Portfolio Manager, Principal	Diamond Kinetics 700 River Avenue Pittsburgh, PA 15212	Investor, Board Member
	Maccabi USA 1511 Walnut Street, Suite 401 Philadelphia, PA 19102	Board Member
	The Friendship Circle 5872 Northumberland St. Pittsburgh, PA 15217	Board Member
Anne Wickland Portfolio Manager, Senior Analyst, Principal	Guy Corporation/Tetrick Trust 92 16th Street, 2nd Floor Wheeling, WV 26003	Trustee, Treasurer
David Williams Managing Director	Taft's Ale House 1429 Race Street Cincinnati, Ohio 45202	Investor

SSGA Funds Management, Inc.

SSGA Funds Management, Inc. ("SSGA FM") is a Sub-Adviser for a portion of the assets of the Registrant's Large Cap Index, S&P 500 Index, Dynamic Asset Allocation and Multi-Asset Income Funds. The principal business address of SSGA FM is State Street Financial Center One Lincoln Street, Boston, Massachusetts 02111. SSGA FM is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One Lincoln Street, Boston, Massachusetts 02111.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James E. Ross Chairman and Director, SSGA FM	State Street Global Advisors	Executive Vice President, SSGA
Ellen Needham Director and President, SSGA FM	State Street Global Advisors	Senior Managing Director, SSGA

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Barry Smith Director and CTA—Chief Marketing Officer, SSGA FM	State Street Global Advisors	Senior Managing Director, SSGA
Lori Heinel Director, SSGA FM	State Street Global Advisors	Executive Vice President, SSGA
Steve Lipiner, Director, SSGA FM	State Street Global Advisors	Chief Financial Officer, SSGA
Alyssa Albertelli, Chief Compliance Officer, SSGA FM	State Street Global Advisors	Chief Compliance Officer, SSGA
Bo Trevino Treasurer, SSGA FM	State Street Global Advisors	Vice President, SSGA
Sean O'Malley, Esq. Chief Legal Officer, SSGA FM	State Street Global Advisors	Deputy General Counsel, SSGA
Ann Carpenter Chief Operating Officer, SSGA FM	State Street Global Advisors	Managing Director, SSGA
Greg Hartch Chief Risk Officer, SSGA FM	State Street Global Advisors	Senior Managing Director, SSGA
Joshua Weinberg, Esq. Clerk, SSGA FM	State Street Global Advisors	Vice President and Managing Counsel, SSGA
Leanne Dunn, Esq. Assistant Clerk, SSGA FM	State Street Global Advisors	Managing Director and Senior Counsel, SSGA
Mike Pastore, Esq. Assistant Clerk, SSGA FM	State Street Global Advisors	Managing Director and Senior Counsel, SSGA

Wellington Management Company LLP

Wellington Management Company LLP ("Wellington Management") is a Sub-Adviser for the Registrant's Enhanced Income Fund. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Wells Capital Management Incorporated

Wells Capital Management Incorporated ("WellsCap") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of WellsCap is 525 Market

Street, 10th Floor, San Francisco, California 94105. WellsCap is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WellsCap has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James W. Hirschmann III Director, Chief Executive Officer and President	Western Asset Mortgage Capital Corporation 385 Colorado Blvd., Pasadena. CA 91101	Director 385 Colorado Blvd., Pasadena. CA 91101
John D. Kenney Non-Employee Director	Legg Mason, Inc. 100 International Drive, Baltimore, MD 21202	Vice President
	QS Investors Holdings, LLC 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	QS Batterymarch Financial Management, Inc. 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	Legg Mason Charitable Foundation, Inc. 100 International Drive, Baltimore, MD 21202	Vice President
	ClearBridge Investments, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
	Legg Mason ClearBridge Holdings LLC 100 International Drive, Baltimore, MD 21202	Director
	Legg Mason Australia Holdings Pty Limited Level 47, 120 Collins Street,, Melbourne, VIC 3000, Australia	Director
	Royce & Associates, GP, LLC 745 Fifth Avenue, New York, NY 10151	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Royce Holdings, LLC 100 International Drive, Baltimore, MD 21202	Manager
	EnTrustPermal Partners Holdings LLC 375 Park Avenue, 24th Floor, New York, NY 10152	Director
	EnTrustPermal LLC 100 International Drive, Baltimore, MD 21202	Director
	Martin Currie (Holdings) Limited Clarendon House, 2 Church Street, Hamilton HM11, Bermuda	Director
	Martin Currie Limited Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom	Director
	RARE Infrastructure Finance Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure International Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure (Europe) Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure (North America) Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Holdings Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Treasury RARE Holdings Pty Limited Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	LM/Clarion I, LLC 100 International Drive, Baltimore, MD 21202	Manager
	LM/Clarion II, LLC 100 International Drive, Baltimore, MD 21202	Manager
	Clarion Partners Holdings, LLC 230 Park Avenue, Floor 12, New York, NY 10169	Director
Thomas C. Merchant Non-Employee Director	Legg Mason, Inc. 100 International Drive, Baltimore, MD 21202	Executive Vice President, General Counsel and Secretary
	Legg Mason & Co., LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Political Action Committee 100 International Drive, Baltimore, MD 21202	Member and Secretary
	The Baltimore Company 100 International Drive, Baltimore, MD 21202	Secretary
	BMML, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor, Philadelphia, PA 19104	Secretary
	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016	Secretary
	Legg Mason Charitable Foundation, Inc. 100 International Drive, Baltimore, MD 21202	Secretary

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Commercial Real Estate Services, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason International Holdings, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Realty Group, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Realty Partners, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Tower, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Holdings, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	LM Capital Support V, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	LMOBC, Inc. 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Secretary
	Pelican Holdings I, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Pelican Holdings II, LLC 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Real Estate Securities Advisors, Inc. 100 International Drive, Baltimore, MD 21202	Secretary
	QS Batterymarch Financial Management, Inc. 880 Third Avenue, 7th Floor, New York, NY 10022	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	QS Investors Holdings, LLC 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	Western Asset Management Company Limited 10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom	Non-Executive Director
Jennifer W. Murphy Director and Chief Operating Officer	Brandywine Global Investment Management (Europe) Limited Level 17, Heron Tower, 110 Bishopgate, London EC2N 4AY, United Kingdom	Former Director
	Legg Mason International Equities Limited 201 Bishopsgate, London EC2M 3AB, United Kingdom	Former Director
	Legg Mason Political Action Committee 100 International Drive, Baltimore, MD 21202	Former Member
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor, Philadelphia, PA 19104	Former Manager
	Western Asset Mortgage Capital Corporation 385 Colorado Blvd., Pasadena. CA 91101	Director and Chief Executive Officer
Peter H. Nachtwey Non-Employee Director	Legg Mason, Inc. 100 International Drive, Baltimore, MD 21202	Senior Executive Vice President and Chief Financial Officer,
	Legg Mason & Co., LLC 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	The Baltimore Company 100 International Drive, Baltimore, MD 21202	Director and President
	QS Batterymarch Financial Management, Inc. 880 Third Avenue, 7th Floor, New York, NY 10022	Former Director
	BMML, Inc. 100 International Drive, Baltimore, MD 21202	Director and President
	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Former Director
	ClearBridge Investments, LLC 620 Eighth Avenue, 48th Floor New York, NY 10018	Former Director
	Legg Mason ClearBridge Holdings LLC 100 International Drive, Baltimore, MD 21202	Manager
	Legg Mason Fund Asset Management, Inc. 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	ClearBridge, LLC 100 International Drive, Baltimore, MD 21202	Manager
	Legg Mason Commercial Real Estate Services, Inc. 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Investment Counsel, LLC 100 International Drive, Baltimore, MD 21202	Former Director
	Legg Mason Political Action Committee 100 International Drive, Baltimore, MD 21202	Member and Chairman

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason International Holdings, LLC 100 International Drive, Baltimore, MD 21202	Director
	Legg Mason Private Portfolio Group, LLC 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	Legg Mason Real Estate Securities Advisors, Inc. 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Realty Group, Inc. 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Realty Partners, Inc. 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Tower, Inc. 100 International Drive, Baltimore, MD 21202	Director and President
	LM BAM, Inc. 46 Public Square, Suite 700 Wilkes Barre, PA 18701	Director and President
	LM Capital Support V, LLC 100 International Drive, Baltimore, MD 21202	Director and President
	Pelican Holdings I, LLC 100 International Drive, Baltimore, MD 21202	Director
	Pelican Holdings II, LLC 100 International Drive, Baltimore, MD 21202	Director
	Royce & Associates, GP, LLC 745 Fifth Avenue, New York, NY 10151	Manager
	Legg Mason Royce Holdings, LLC 100 International Drive, Baltimore, MD 21202	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	LM/Clarion I, LLC 100 International Drive, Baltimore, MD 21202	Manager
	LM/Clarion II, LLC 100 International Drive, Baltimore, MD 21202	Manager
	Clarion Partners Holdings, LLC 230 Park Avenue, Floor 12, New York, NY 10169	Director
	Gray Seifert & Company, LLC 100 International Drive, Baltimore, MD 21202	Director and President
	LM Asset Services, LLC 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	Legg Mason Charitable Foundation, Inc. 100 International Drive, Baltimore, MD 21202	Vice President and Treasurer
Charles A. Ruys de Perez Secretary and General Counsel	Western Asset Holdings (Australia) Pty Ltd Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Pty Ltd Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Ltd 5-1 Marunochi, 1-Chome, Chiyoda-Ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pte. Ltd 1 George Street #23-01, Singapore 049145	Director
	Western Asset Management Company Limited 10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN United Kingdom	Director

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael B. Zelouf Director and Senior Executive Officer	Western Asset Management (UK) Holdings Limited, 10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom	Director
Charles A. Ruys de Perez Director and General Counsel	Western Asset Holdings (Australia) Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Ltd, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pte. Ltd., 1 George Street #23-01, Singapore 049145	Director
	Western Asset Management Company, 385 E. Colorado Boulevard Pasadena, California, 91101	Secretary and General Counsel
Thomas C. Merchant, Non-Executive Director	Legg Mason, Inc., 100 International Drive Baltimore, MD 21202	Executive Vice President, General Counsel and Secretary
	Legg Mason & Co., LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Political Action Committee, 100 International Drive Baltimore, MD 21202	Member and Secretary

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	The Baltimore Company, 100 International Drive Baltimore, MD 21202	Secretary
	BMML, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Secretary
	Barrett Associates, Inc., 90 Park Avenue New York, NY 10016	Secretary
	Legg Mason Charitable Foundation, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Commercial Real Estate Services, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason International Holdings, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Realty Group, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Realty Partners, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Tower, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Holdings, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	LM Capital Support V, LLC, 100 International Drive Baltimore, MD 21202	Secretary

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	LMOBC, Inc., 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Secretary
	Pelican Holdings I, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Pelican Holdings II, LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Real Estate Securities Advisors, Inc., 100 International Drive Baltimore, MD 21202	Secretary

Item 32.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013

The KP Funds	September 19, 2013
The Advisors' Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)	August 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Hirx	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5); (6); (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Acadian Asset Management LLC
260 Franklin Street
Boston, Massachusetts 02110

AJO, LP
230 South Broad Street
20th Floor
Philadelphia, Pennsylvania 19102

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors, LLC
555 West Fifth Street
50th Floor
Los Angeles, California 90013

AQR Capital Management, LLC
Two Greenwich Plaza
Greenwich, Connecticut 06830

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067

ArrowMark Colorado Holdings, LLC
100 Fillmore Street
Suite 325
Denver, Colorado 80206

Axiom International Investors LLC
33 Benedict Place
2nd Floor
Greenwich, Connecticut 06830

Beachhead Capital Management, LLC
640 Fifth Avenue
14th Floor
New York, New York 10019

Benefit Street Partners L.L.C.
9 West 57th Street
Suite 4920
New York, New York 10019

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, New Jersey 08540

Brandywine Global Investment Management, LLC
2929 Arch Street
8th Floor
Philadelphia, PA 19106

Brigade Capital Management, LP
399 Park Avenue
16th Floor
New York, New York 10022

Caerus Investors, LLC
599 Lexington Avenue
New York, New York 10022

Cardinal Capital Management, L.L.C.
Four Greenwich Office Park
Greenwich, Connecticut 06831

CastleArk Management LLC
1 North Wacker Drive
Suite 3950
Chicago, Illinois 60606

CenterSquare Investment Management LLC
630 W. Germantown Pike
Suite 300
Plymouth Meeting, Pennsylvania 19462

Coho Partners, Ltd.
300 Berwyn Park, 801 Cassatt Road
Suite 100
Berwyn, Pennsylvania 19312

EAM Investors, LLC
2533 South Coast Highway 101
Suite 240
Cardiff-by-the-Sea, California 92007

Emso Asset Management Limited
Iron Trades House
21 Grosvenor Place
London, SW1X 7HN

Falcon Point Capital, LLC
Two Embarcadero Center
Suite 420
San Francisco, California 94111

Fiera Capital Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282

Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard
Suite 500
Santa Monica, California 90401

Jackson Square Partners, LLC
101 California Street
Suite 3750
San Francisco, California 94111

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10017

Kettle Hill Capital Management, LLC
655 Third Avenue
New York, New York 10017-5617

LMCG Investments, LLC
200 Clarendon Street
28th Floor
Boston, Massachusetts 02116

LSV Asset Management
155 N. Wacker Drive
Chicago, Illinois 60606

Metropolitan West Asset Management, LLC
865 S. Figueroa Street
Suite 1800
Los Angeles, California 90017

Mountaineer Partners Management, LLC
150 East 58th Street
14th Floor
New York, New York 10155

PanAgora Asset Management Inc.
470 Atlantic Avenue
8th Floor
Boston, Massachusetts 02210

Parametric Portfolio Associates LLC
1918 Eighth Avenue
Suite 3100
Seattle, Washington 98101

QS Investors, LLC
880 Third Avenue
7th Floor
New York, New York 10022

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway and Market Street
Newark, New Jersey 07102

Ramius Advisors, LLC
599 Lexington Avenue
19th Floor
New York, New York 10022

Rice Hall James & Associates LLC
600 West Broadway, Suite 1000
San Diego, California 92101-3383

Schafer Cullen Capital Management
645 5th Avenue
Suite 1201
New York, New York 10022

Security Capital
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

Snow Capital Management, L.P.
2000 Georgetowne Drive, Suite 200
Sewickley, Pennsylvania 15143

SSGA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02110

Wells Capital Management Incorporated
525 Market Street
10th Floor
San Francisco, California 94105

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square, Primrose Street
London, EC2A 2EN, United Kingdom

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 122 to Registration No. 033-09504 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 26th day of January, 2018.

SEI INSTITUTIONAL MANAGED TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	* William M. Doran	Trustee	January 26, 2018
	* George J. Sullivan, Jr.	Trustee	January 26, 2018
	* Nina Lesavoy	Trustee	January 26, 2018
	* James M. Williams	Trustee	January 26, 2018
	* Mitchell A. Johnson	Trustee	January 26, 2018
	* Hubert L. Harris, Jr.	Trustee	January 26, 2018
	* Susan C. Cote	Trustee	January 26, 2018
	/s/ ROBERT A. NESHER Robert A. Nesher	Trustee, President & Chief Executive Officer	January 26, 2018
	/s/ JAMES HOFFMAYER James Hoffmayer	Controller & Chief Financial Officer	January 26, 2018
*By:	/s/ ROBERT A. NESHER
Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(2)	Amended Schedule B, as last revised September 11, 2017, to the Investment Sub-Advisory Agreement, dated December 16, 1994, between the Trust and SIMC
EX-99.B(d)(20)

Amended Schedule B, as last revised June 28, 2017, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Enhanced Income Funds

EX-99.B(d)(33)	Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and CenterSquare Capital Management LLC with respect to the Real Estate Fund
EX-99.B(d)(35)

Amended Schedule B, as last revised March 29, 2017, to the Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Coho Partners, Ltd. with respect to the Tax-Managed Large Cap, Large Cap and Large Cap Value Funds

EX-99.B(d)(40)

Amended Schedule B, as last revised March 28, 2017, to the Investment Sub-Advisory Agreement, dated December 6, 2016, between SIMC and Fiera Capital Inc. with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds

EX-99.B(d)(47)

Amended Schedule B, as last revised March 29, 2017, to the Investment Sub-Advisory Agreement, dated June 23, 2015, between SIMC and Jackson Square Partners, LLC with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds

EX-99.B(d)(53)

Amended Schedule B, as last revised September 13, 2017, to the Investment Sub-Advisory Agreement, dated April 19, 2016, between SIMC and Kettle Hill Capital Management, LLC with respect to the Multi-Strategy Alternative Fund

EX-99.B(d)(54)	Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and LMCG Investments, LLC with respect to the Small Cap Fund
EX-99.B(d)(66)

Amended Schedules A and B, as last revised March 29, 2017, to the Investment Sub-Advisory Agreement, dated December 11, 2013, between SIMC and PanAgora Asset Management Inc. with respect to the Multi-Asset Accumulation Fund

EX-99.B(d)(70)

Amended Schedule B, as last revised April 20, 2017, to the Investment Sub-Advisory Agreement, dated May 30, 2014, between SIMC and QS Investors, LLC with respect to the Multi-Asset Inflation Managed Fund

EX-99.B(d)(77)

Amended Schedules A and B, as last revised December 6, 2017, to the Investment Sub-Advisory Agreement, dated December 6, 2016, between SIMC and Rice Hall James & Associates LLC with respect to the Small Cap and Tax-Managed Small/Mid Cap Funds

EX-99.B(d)(78)	Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and Schafer Cullen Capital Management with respect to the Tax-Managed Large Cap Fund
EX-99.B(d)(87)

Amended Schedule A, as last revised September 11, 2017, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSGA Funds Management, Inc. with respect to the S&P 500 Index, Multi-Asset Income, Dynamic Asset Allocation and Large Cap Index Funds

Exhibit Number	Description
EX-99.B(d)(88)

Amended Schedule B, as last revised December 6, 2017, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSGA Funds Management, Inc. with respect to the S&P 500 Index, Multi-Asset Income, Dynamic Asset Allocation and Large Cap Index Funds

EX-99.B(e)(2)	Amended Schedule A, as last revised September 11, 2017, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co.
EX-99.B(g)(5)	Tenth Amendment, dated December 11, 2017, to the Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Registrant and U.S. Bank National Association
EX-99.B(g)(6)	Form of Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Registrant and U.S. Bank National Association
EX-99.B(h)(2)

Amended Schedule D, as last revised September 11, 2017, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services

EX-99.B(h)(4)	Amended and Restated Class F Shareholder Service Plan and Agreement, dated December 5, 2017, between the Trust and SEI Investments Distribution Company
EX-99.B(i)	Opinion and Consent of Counsel
EX-99.B(j)	Consent of Independent Registered Public Accounting Firm
EX-99.B(p)(4)	The Code of Ethics for SEI Institutional Managed Trust, as last revised March 14, 2017
EX-99.B(p)(6)	The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz), dated April 1, 2017
EX-99.B(p)(8)	The Code of Ethics for Analytic Investors, LLC, dated September 30, 2016
EX-99.B(p)(11)	The Code of Ethics for ArrowMark Colorado Holdings, LLC, dated September 2017
EX-99.B(p)(22)	The Code of Ethics for Coho Partners, Ltd., dated November 1, 2016
EX-99.B(p)(26)	The Code of Ethics for Fiera Capital Inc., dated July 2017
EX-99.B(p)(28)	The Code of Ethics for Guggenheim Partners Investment Management, LLC, dated August 8, 2017
EX-99.B(p)(29)	The Code of Ethics for Jackson Square Partners, LLC, dated March 30, 2017
EX-99.B(p)(32)	The Code of Ethics for Kettle Hill Capital Management, LLC
EX-99.B(p)(33)	The Code of Ethics for LMCG Investments, LLC, dated May 2013
EX-99.B(p)(38)	The Code of Ethics for Parametric Portfolio Associates LLC, dated July 1, 2017
EX-99.B(p)(40)	The Code of Ethics for Quantitative Management Associates LLC, dated January 9, 2017
EX-99.B(p)(42)	The Code of Ethics for Rice Hall James & Associates LLC, dated July 2017
EX-99.B(p)(43)	The Code of Ethics for Schafer Cullen Capital Management, dated March 31, 2017
EX-99.B(p)(45)	The Code of Ethics for Snow Capital Management, L.P., dated October 2016